                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number:  811-08764
                ----------------------------------------------

                        UBS PACE Select Advisors Trust
 ------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             Mark F. Kemper, Esq.
                         UBS Global Asset Management
                             51 West 52nd Street
                           New York, NY 10019-6114
                   (Name and address of agent for service)

                                   Copy to:
                             Jack W. Murphy, Esq.
                                  Dechert LLP
                              1775 I Street, N.W.
                           Washington, DC 20006-2401


       Registrant's telephone number, including area code:  212-882 5000

Date of fiscal year end:  July 31

Date of reporting period:  January 31, 2006

ITEM 1.  REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS PACE(SM)

GOING THE DISTANCE TO MEET YOUR FINANCIAL NEEDS
SEMIANNUAL REPORT
JANUARY 31, 2006

UBS PACE SELECT ADVISORS TRUST

TABLE OF CONTENTS

Introduction                                                                         3

UBS PACE Money Market Investments                                                    4

UBS PACE Government Securities Fixed Income Investments                              8

UBS PACE Intermediate Fixed Income Investments                                      12

UBS PACE Strategic Fixed Income Investments                                         17

UBS PACE Municipal Fixed Income Investments                                         21

UBS PACE Global Fixed Income Investments                                            25

UBS PACE Large Co Value Equity Investments                                          30

UBS PACE Large Co Growth Equity Investments                                         35

UBS PACE Small/Medium Co Value Equity Investments                                   40

UBS PACE Small/Medium Co Growth Equity Investments                                  46

UBS PACE International Equity Investments                                           52

UBS PACE International Emerging Markets Equity Investments                          57

Financial Statements                                                               154

Proxy Voting Policies, Procedures and Record                                       238

Quarterly Form N-Q Portfolio Schedule                                              238

Shareholder Meeting Results                                                        238

Board Approval of Sub-Advisory Agreements                                          239

UBS PACE SELECT ADVISORS TRUST OFFERS FIVE CLASSES OF SHARES REPRESENTING INTERESTS IN SEVERAL SEPARATE PORTFOLIOS. (UBS PACE MONEY MARKET INVESTMENTS OFFERS ONLY ONE SHARE CLASS.) DIFFERENT CLASSES OF SHARES AND/OR PORTFOLIOS ARE OFFERED BY SEPARATE PROSPECTUSES.

FOR MORE INFORMATION ON A PORTFOLIO OR CLASS OF SHARES, CONTACT YOUR FINANCIAL ADVISOR. HE OR SHE CAN SEND YOU A CURRENT PROSPECTUS RELATING TO A PORTFOLIO OR CLASS OF SHARES, WHICH INCLUDES A DISCUSSION OF INVESTMENT RISKS, SALES CHARGES, EXPENSES AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS RELATED TO THE PORTFOLIO OR CLASS OF SHARES YOU ARE INTERESTED IN CAREFULLY BEFORE YOU INVEST.

                                        1
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UBS PACE SELECT ADVISORS TRUST

INTRODUCTION

March 15, 2006

Dear UBS PACE(SM) Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE Portfolios, comprising the UBS PACE Select Advisors Trust.

This report includes summaries of the performance of each Portfolio and commentaries from the individual investment advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2006. Please note that the opinions of the advisors do not necessarily represent those of UBS Global Asset Management (US) Inc.

While there was no shortage of obstacles, the U.S. economy continued to expand at a solid pace for much of the reporting period. However, toward the end of 2005, it appeared that the economy took a step backwards. After a 3.3% advance in the second quarter of 2005, gross domestic product (GDP) was a strong 4.1% in the third quarter. The Commerce Department's preliminary estimate for fourth quarter GDP was 1.6%, somewhat lower than expected. This was largely due to tepid consumer spending and lower federal government spending.

With generally strong corporate profits, the US stock market generated positive returns during the reporting period. Despite some investors' preoccupation with surging energy prices and rising short-term interest rates. During the six-month period ended January 31, 2006, the S&P 500 Index gained 4.68%. Returns were better overseas, as the MSCI EAFE Index rose 18.42%. Solid corporate profits and expectations for improving economic conditions, among other things, are believed to have fueled the international stock markets.

The global bond markets generated a modest gain over the reporting period. Since initially raising interest rates on June 30, 2004, the Federal Reserve Board ("Fed") has raised its target for the federal funds rate in 0.25% increments a total of 14 times through January 2006. All told, the Fed's rate hikes brought the federal funds rate from 1.00% to 4.50%, the longest tightening cycle since the 1970s. However, there have been indications that the Fed may be nearing the end of its measured rate hikes sooner rather than later. Looking at the six-month reporting period, the overall US bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 0.84%. Elsewhere, the J.P. Morgan Global Government Bond Index (hedged) returned 1.16%.

Looking ahead, there are a number of question marks regarding the economy and the financial markets. Will GDP rebound after the setback in the fourth quarter? How will the new Fed Chairman, Ben Bernanke, react to the incoming economic data? What's in store for corporate profits as the year progresses? Given these uncertainties, we continue to believe that investors should maintain a diversified portfolio and a long-term perspective. Your financial advisor can be instrumental in helping you keep focused on your investment goals. The PACE Portfolios can be a key component of your portfolio, as they offer a wide choice of actively managed investments that allow you to take advantage of ever-changing market opportunities.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about the UBS PACE Program or about UBS PACE Select Advisors Trust, please contact your financial advisor.

Sincerely,

/s/ W. Douglas Beck

W. DOUGLAS BECK, CFA
PRESIDENT
UBS PACE Select Advisors Trust
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.

The Standard and Poor's 500 Composite Stock Price Index ('S&P 500 Index') is composed of 500 common stocks that are selected by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. It is a widely followed gauge of US stock market performance. The MSCI Europe, Australasia, and Far East Index ('MSCI EAFE Index') is a widely followed gauge of non-US stock market performance. The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. The J.P. Morgan Global Government Bond Index is a capitalization-weighted index of the total return of the global government bond markets (including the US) including the effect of currency. Countries and issues are included in the index based on size and liquidity.

This report is intended to assist investors in understanding how the Portfolios performed during the six months ended January 31, 2006. The views expressed in the Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisors. Advisors' comments on portfolios that have more than one manager are reflective of their portion of the portfolio only. The views and opinions in this report were current as of March 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the Advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio returned 1.70% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 0.94%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 1.80% and 1.59%, respectively. (Returns over various time periods are shown in the "Performance at a Glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

Although the US economy faced a number of challenges during the reporting period, including high oil prices, rising short-term interest rates, continuing geopolitical challenges and a devastating hurricane season, it ultimately proved to be quite resilient. Gross domestic product (GDP) growth rates for the first three quarters of the year averaged more than 3.7%, although initial estimates for the fourth quarter came in at 1.1%, which is well below the current trend.

As expected, the Federal Reserve Board (the "Fed") continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After nine rate hikes from June 2004 through July 2005, the Fed increased the federal funds rate (or "fed funds rate," the rate that banks charge one another for funds they borrow on an overnight basis) five additional times during the six-month reporting period. In total, the Fed's 14 rate hikes have driven the federal funds rate from 1.00% to 4.50%. Also of note, Ben Bernanke replaced Alan Greenspan as Chairman of the Fed when his term expired in February 2006. Mr. Bernanke has pledged continuity with the Greenspan era, and we believe the market generally regards this appointment as positive news.

ADVISOR'S COMMENTS

Throughout the period, we emphasized securities with maturities in the two-week to six-month range. As the period progressed, however, we moved additional assets into securities with one- to four-week maturities in an attempt to capitalize on yield opportunities. We also employed a "bulleted" strategy during the period, in which we targeted securities with maturities shortly before Fed meetings. This enabled us to take advantage of changes in market yields as interest rates rose over the reporting period. A bulleted strategy generally helps performance in a rising rate environment such as this was. From a weighted-average-maturity perspective, we remained within a fairly narrow range through the period, typically between 40 and 44 days. This strategy was beneficial to performance during the reporting period.

We maintained our strategy of emphasizing quality, liquidity and yield throughout the past six months. With that said, there were no major shifts in the Portfolio's composition over the period. We did reduce our exposure to government agency obligations and increased our allocation to corporate floating rate securities, which appeared attractively valued in the final months of 2005. Commercial paper remained a substantial part of the Portfolio--more than 60% of the Portfolio's net assets at period end--due to the yield advantages the sector offered. This positioning helped maintain the Portfolio's overall level of diversification and allowed us to meet our liquidity requirements while seeking to generate incremental yield.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06                     6 MONTHS     1 YEAR    5 YEARS     10 YEARS   INCEPTION^
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments without maximum UBS PACE program fee*      1.70%       2.87%      1.86%       3.57%       3.65%
UBS PACE Money Market Investments with maximum UBS PACE program fee*         0.94        1.33       0.35        2.03        2.10

90-Day U.S. T-Bill Index**                                                   1.80        3.16       2.18        3.71        3.78

Lipper Money Market Funds median                                             1.59        2.66       1.64        3.38        3.46

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 1.16%; 5-year period, 0.38%; 10-year period, 2.04%; since inception, 2.10%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2006 was 3.85% (without maximum UBS PACE program fee and after fee waivers/expense reimbursements; the yield was 3.46% before fee waivers/expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 2.35% after fee waivers/expense reimbursements; the yield was 1.96% before fee waivers/expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR UBS PACE MONEY MARKET INVESTMENTS. INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE AS OF THE NEAREST MONTH-END OF THE PORTFOLIO'S INCEPTION: AUGUST 31, 1995.

*    THE MAXIMUM ANNUAL UBS PACE PROGRAM FEE IS 1.5% OF THE VALUE OF UBS PACE
     ASSETS.

** 90-DAY U.S. T-BILLS ARE PROMISSORY NOTES ISSUED BY THE U.S. TREASURY AND SOLD THROUGH COMPETITIVE BIDDING, WITH A SHORT-TERM MATURITY DATE, IN THIS CASE, OF THREE MONTHS. THIS INDEX IS DERIVED FROM SECONDARY MARKET INTEREST RATES AS PUBLISHED BY THE FEDERAL RESERVE BANK.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE ON THE PAYABLE DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

                                                               BEGINNING           ENDING           EXPENSES PAID
                                                             ACCOUNT VALUE     ACCOUNT VALUE        DURING PERIOD*
                                                             AUGUST 1, 2005   JANUARY 31, 2006   08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------
Class P    Actual                                              $ 1,000.00       $   1,017.00           $  3.05
           Hypothetical (5% annual return before expenses)       1,000.00           1,022.18              3.06

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                             1/31/06
---------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                           $   264.9
Number of Securities (excluding U.S. Government Agency Obligations)                              64
Weighted Average Maturity                                                                   40 days

PORTFOLIO COMPOSITION*                                                                      1/31/06
---------------------------------------------------------------------------------------------------
Commercial Paper                                                                               62.7%
Certificates of Deposit                                                                        16.6
Short-Term Corporate Obligations                                                               11.5
U.S. Government Agency Obligations                                                              6.4
Bank Note                                                                                       2.3
Money Market Funds                                                                              1.1
Repurchase Agreement                                                                            0.0**
Other Assets Less Liabilities                                                                  (0.6)
---------------------------------------------------------------------------------------------------
Total                                                                                         100.0%
---------------------------------------------------------------------------------------------------

TOP 10 SECURITIES (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*                           1/31/06
---------------------------------------------------------------------------------------------------
Scaldis Capital                                                                                 2.6%
Allied Irish Banks                                                                              2.4
HSBC Finance                                                                                    2.3
General Electric Capital                                                                        2.3
Bank of America                                                                                 2.3
SunTrust Bank                                                                                   2.3
Washington Mutual                                                                               2.3
Bryant Park Funding                                                                             2.3
Kitty Hawk Funding                                                                              2.3
Chariot Funding                                                                                 2.3
---------------------------------------------------------------------------------------------------
Total                                                                                          23.4%
---------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 0.95% (before the deduction of the maximum UBS PACE program fee; 0.19% after the deduction of the maximum program fee), compared with the Lehman Brothers Mortgage-Backed Securities Index return of 1.28% and the 0.65% return of the Lipper Intermediate US Government Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 9. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Bonds gained ground during the period, leaning against the headwinds of Federal Reserve Board (the "Fed") tightening and concerns that higher energy prices would fuel inflation. The benchmark ten-year Treasury yield ended the period at 4.53%, 0.25% higher than at the start of the six-month reporting period.

The bond markets were dominated during the period by speculation about the pace and duration of the Fed's tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The Fed continued to raise the federal funds rate (or "fed funds" rate, the rate that banks charge one another for funds they borrow on an overnight basis), at a measured pace, increasing it from 3.25% to 4.50% through the end of the period. A drop in energy prices, which had soared after the Gulf Coast hurricanes, calmed fears about inflation. Signs also emerged that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets, as growth in new home prices decelerated and inventories of new and existing homes rose.

ADVISOR'S COMMENTS

The mortgage market was unable to withstand the pressures of the dramatic flattening of the Treasury yield curve during most of the six-month period. The theme of the period was price deterioration due to lack of demand, which was weak as many mortgage investors are reliant on short-term rates to finance their mortgage portfolios. The spread between short- and long-term rates collapsed, leaving mortgage returns distinctly less attractive for long-term investment purposes. Additionally, for the first time in a decade, Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac) were net (and outright) sellers of mortgages. This occurred as they sold mortgage-backed securities (MBS) that they held to meet the new higher capital surplus requirements set by their regulator, amidst a difficult two years of accounting scandals. Their lack of support for MBS was a major contributor to spread widening during the year. Their portfolios shrunk and headlines abounded, but we believe that the credit quality of the MBS that they do guarantee remains superb--high-quality loans backed by residential real estate. The results were that, during the last two months of the period, MBS outperformed due to lower volatility, slower MBS issuance, and a return of agency and bank buying.

In this environment, the Portfolio's duration was held above that of our reference Index, which was a negative as interest rates rose. Coupon selection helped performance, as technical supply and demand factors created pockets of rich and cheap issues. An emphasis on home equity asset-backed securities also contributed to performance, as their yield advantage to Treasuries and stable structures attracted investors. An underweight to Government National Mortgage Association (Ginnie Mae) securities versus FNMA (Fannie Mae) and FHLMC (Freddie
Mac) was a negative, as Ginnie Mae reached historic highs amidst supply shortages. An emphasis on 30-year MBS relative to 15-year MBS was slightly negative, as the 15-year sector benefited from negative net issuance. In addition, an allocation to asset-backed positions enhanced results. This sector outperformed other core fixed income sectors as global demand for structured AAA-rated assets kept these securities attractive to investors.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:

W. Scott Simon

OBJECTIVE:

Current income.

INVESTMENT PROCESS:

The Portfolio invests primarily in mortgage-backed securities along with US government and agency securities of varying maturities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio's dollar-weighted average duration normally ranges between one and seven years. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. Securities are chosen for their value relative to other similar securities.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                           SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06             6 MONTHS       1 YEAR        5 YEARS      10 YEARS    INCEPTION^
-----------------------------------------------------------------------------------------------------------------------------------
Before Deducting                                 Class A*            0.83%         1.87%         4.54%          N/A        4.54%
Maximum Sales Charge                             Class B**           0.44          1.08          3.73           N/A        4.17
or UBS PACE Program Fee                          Class C***          0.56          1.32          4.00           N/A        4.62
                                                 Class Y****         1.04          2.22           N/A           N/A        4.87
                                                 Class P*****        0.95          2.02          4.78          5.77%       6.07

After Deducting                                  Class A*           -3.69         -2.75          3.58           N/A        3.58
Maximum Sales Charge                             Class B**          -4.44         -3.76          3.39           N/A        4.00
or UBS PACE Program Fee                          Class C***         -0.17          0.59          4.00           N/A        4.62
                                                 Class P*****        0.19          0.49          3.22          4.19        4.49

Lehman Brothers Mortgage-Backed Securities Index                     1.28          2.40          5.18          6.13        6.44

Lipper Intermediate US Government Funds median                       0.65          1.27          4.31          5.15        5.54

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -2.65%; since inception, 3.57%; Class B--1-year period, -3.74%; 5-year period, 3.81%; since inception, 4.02%; Class C--1-year period, 0.62%; 5-year period, 4.42%; since inception, 4.64%; Class Y--1-year period, 2.25%; since inception, 4.89%; Class P--1-year period, 0.60%; 5-year period, 3.64%; 10-year period, 4.22%; since inception, 4.50%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 31, 2001 FOR CLASS A SHARES, DECEMBER 18, 2000 FOR CLASS B SHARES, DECEMBER 4, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
       P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Mortgage-Backed Securities Index covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages are included, but Graduated Equity Mortgages are not. The average-weighted life is approximately eight years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING           ENDING              EXPENSES PAID
                                                                    ACCOUNT VALUE      ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005    JANUARY 31, 2006     08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------------
Class A      Actual                                                   $ 1,000.00         $ 1,008.30               $ 5.52
             Hypothetical (5% annual return before expenses)            1,000.00           1,019.71                 5.55

Class B      Actual                                                     1,000.00           1,004.40                 9.35
             Hypothetical (5% annual return before expenses)            1,000.00           1,015.88                 9.40

Class C      Actual                                                     1,000.00           1,005.60                 8.19
             Hypothetical (5% annual return before expenses)            1,000.00           1,017.04                 8.24

Class Y      Actual                                                     1,000.00           1,010.40                 3.95
             Hypothetical (5% annual return before expenses)            1,000.00           1,021.27                 3.97

Class P      Actual                                                     1,000.00           1,009.50                 4.41
             Hypothetical (5% annual return before expenses)            1,000.00           1,020.82                 4.43

*  Expenses are equal to the Portfolio's annualized net expense ratios: Class A:
   1.09%, Class B: 1.85%, Class C: 1.62%, Class Y: 0.78%, Class P: 0.87%,
   multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                           1/31/06
---------------------------------------------------------------------------------
Weighted Average Duration                                                3.8 yrs.
Weighted Average Maturity                                                4.5 yrs.
Average Coupon                                                                4.5%
Average Quality*                                                              AAA
Net Assets (mm)                                                          $  525.7
Number of Securities                                                          384

PORTFOLIO COMPOSITION**                                                   1/31/06
---------------------------------------------------------------------------------
Bonds                                                                       122.7%
Options, Futures and Swaps                                                    0.0***
Investments Sold Short                                                       (4.0)
Cash Equivalents and Other Assets Less Liabilities                          (18.7)
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

ASSET ALLOCATION**                                                        1/31/06
---------------------------------------------------------------------------------
U.S. Government Agency Mortgage Pass-Through Certificates                   115.5%
Collateralized Mortgage Obligations                                           4.3
Asset-Backed Securities                                                       2.7
Stripped Mortgage-Backed Securities                                           0.2
Options, Futures and Swaps                                                    0.0***
U.S. Government Agency Mortgage Pass-Through Certificate Sold Short          (4.0)
Cash Equivalents and Other Assets Less Liabilities                          (18.7)
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

* Credit quality rating shown is based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The portfolio is actively managed and its composition will vary over time.

*** Weightings represent less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 0.86% (before the deduction of the maximum UBS PACE program fee; 0.10% after the deduction of the maximum program fee), compared with the Lehman Brothers Intermediate Government/Credit Index (the "Index") return of 0.81% and the 0.72% return of the Lipper Short-Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 14. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

During the reporting period, the US economy appeared to move firmly back on track. Effects of the devastating 2005 hurricane season proved to be mostly localized, and long-term interest rates remained relatively unchanged. Investors grew increasingly confident that the Federal Reserve Board (the "Fed") was nearing the end of its campaign of normalizing interest rates, particularly in light of a recent moderation in measured inflation.

While a stable macroeconomic environment and increased foreign demand for US Treasuries helped to keep long-term yields in a fairly narrow range, a more important factor in lower interest rate volatility was the continued discipline on the part of the Fed. Most recently, the Fed met on January 31, 2006 and voted to raise the federal funds rate (or "fed funds" rate, the rate that banks charge one another for funds they borrow on an overnight basis), by 25 basis points (a basis point is 1/100 of a percentage point) to 4.50%. This marked the 14th consecutive meeting in which the Fed tightened the rate by 25 basis points, for a cumulative tightening of 3.50%. The Fed's accompanying statement was little changed from that of December 13, 2005. It made note of the "solid" economic expansion and "contained" longer-term inflation expectations. However, in reference to potential further actions, the Fed stated that further policy firming "may" be needed, whereas previously such action was characterized as "likely." The next Fed meeting will be held on March 27 and 28, 2006.

Despite predictions of a recession in 2006, the economic data appears to show that the US economy lacks meaningful deterioration. In December, the unemployment rate dropped below 5%, pointing toward a strong labor market. While housing statistics have softened, they remain high by historical standards, and there appears to have been little effect thus far on consumer consumption patterns.

ADVISOR'S COMMENTS

We positioned the Portfolio with a barbell yield curve strategy during the reporting period, with an overweight in the short and long ends of the curve and an underweight in intermediate maturities. This bias benefited performance, as yields on 2-year Treasuries increased 48 basis points (bps) over the first half of the period while 10-year yields rose by 21 basis points.

The Portfolio's duration underweight was a positive contributor to performance as yields in the intermediate portion of the curve rose during the period. The yield on the 10-year Treasury rose 21 basis points from 4.31% in August 2005 to 4.52% in January 2006.

The Portfolio maintained an allocation to mortgages during the period, which benefited performance as the sector performed well. The allocation was concentrated in 15-year fixed rate pass through mortgages. We have pared our mortgage position, given the recent rally in the sector, and expect to continue to reduce this allocation. Our reasoning behind this strategy is that valuations are not justified given the very low levels of volatility and the uncertainty surrounding the Fed. Consequently, we maintain an allocation to floating rate securities and collateralized mortgage obligations (CMOs).

During the period, the allocation to commercial mortgage-backed securities
(CMBS) detracted from relative performance as the sector's returns lagged. However, we maintain the allocation to CMBS as the sector continues to offer the potential for value relative to other sectors.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

BlackRock Financial Management, Inc.

PORTFOLIO MANAGERS:

Team

OBJECTIVE:

Current income, consistent with reasonable stability of principal.

INVESTMENT PROCESS:

BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to maintain the Portfolio's duration relative to the Lehman Brothers Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

The Portfolio maintained an underweight position in the corporate sector throughout the period. This benefited performance, as the sector's performance lagged behind Treasuries. We favor shorter-maturity, higher-quality and financial credits in lieu of longer duration and industrial issues. A number of factors such as a robust new issue calendar, a flat to inverted yield curve and a high level of corporate event risk have caused us to remain defensive in the corporate sector.

The Portfolio's allocation to asset-backed securities (ABS) was relatively neutral in terms of performance. We favor non-prepayment sensitive auto and credit card issues. We recently added floating rate asset-backed securities comprised mainly of home equity loans.

The Portfolio's position in non-US dollar securities benefited performance. We maintain a small allocation in Europe.

We feel that continued economic expansion, dollar weakness, and deterioration of the current account deficit all signal higher interest rates. Against this backdrop, the Portfolio is positioned with a shorter duration and a barbelled yield curve relative to the benchmark. As always, we expect to actively manage the Portfolio and rotate sectors as they move in and out of our favor.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                            SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06            6 MONTHS       1 YEAR       5 YEARS       10 YEARS     INCEPTION^
------------------------------------------------------------------------------------------------------------------------------------
Before Deducting                             Class A*               0.73%         1.01%         2.46%          N/A          2.46%
Maximum Sales Charge                         Class B**              0.33          0.23          1.69           N/A          2.06
or UBS PACE Program Fee                      Class C***             0.47          0.50          1.96           N/A          2.49
                                             Class Y****            0.85          1.26           N/A           N/A          2.75
                                             Class P*****           0.86          1.27          2.75          4.18%         4.40

After Deducting                              Class A*              -3.82         -3.57          1.53           N/A          1.53
Maximum Sales Charge                         Class B**             -4.62         -4.67          1.34           N/A          1.89
or UBS PACE Program Fee                      Class C***            -0.27         -0.24          1.96           N/A          2.49
                                             Class P*****           0.10         -0.23          1.22          2.63          2.85

Lehman Brothers Intermediate Government/Credit Index                0.81          1.37          5.15          5.71          6.04

Lipper Short-Intermediate Investment Grade Debt Funds median        0.72          1.13          4.27          4.96          5.29

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -3.52%; since inception, 1.55%; Class B--1-year period, -4.53%; 5-year period, 1.68%; since inception, 1.95%; Class C--1-year period, -0.18%; 5-year period, 2.28%; since inception, 2.55%; Class Y--1-year period, 1.33%; since inception, 2.79%; Class P--1-year period, -0.18%; 5-year period, 1.54%; 10-year period, 2.64%; since inception, 2.88%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 31, 2001 FOR CLASS A SHARES, DECEMBER 14, 2000 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
       P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Intermediate Government/Credit Index is a subset of the Lehman Brothers Government/Credit Index covering all investment grade issues with maturities between one and 10 years. The average-weighted maturity is typically between four and five years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING            ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE      ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005    JANUARY 31, 2006     08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------------
Class A          Actual                                              $   1,000.00       $    1,007.30             $  5.36
                 Hypothetical (5% annual return before expenses)         1,000.00            1,019.86                5.40

Class B          Actual                                                  1,000.00            1,003.30                9.14
                 Hypothetical (5% annual return before expenses)         1,000.00            1,016.08                9.20

Class C          Actual                                                  1,000.00            1,004.70                7.88
                 Hypothetical (5% annual return before expenses)         1,000.00            1,017.34                7.93

Class Y          Actual                                                  1,000.00            1,008.50                4.10
                 Hypothetical (5% annual return before expenses)         1,000.00            1,021.12                4.13

Class P          Actual                                                  1,000.00            1,008.60                4.05
                 Hypothetical (5% annual return before expenses)         1,000.00            1,021.17                4.08

*  Expenses are equal to the Portfolio's annualized net expense ratios: Class A:
   1.06%, Class B: 1.81%, Class C: 1.56%, Class Y: 0.81%, Class P: 0.80%,
   multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                           1/31/06
---------------------------------------------------------------------------------
Weighted Average Duration                                                3.2 yrs.
Weighted Average Maturity                                                3.3 yrs.
Average Coupon                                                               4.45%
Net Assets (mm)                                                          $  406.1
Number of Securities                                                          238

PORTFOLIO COMPOSITION*                                                    1/31/06
---------------------------------------------------------------------------------
Long-Term Debt Securities (Bonds and Notes)                                 100.1%
Investments Sold Short                                                       (1.7)
Futures and Forward Foreign Currency Contracts                                0.0**
Cash Equivalents and Other Assets Less Liabilities                            1.6
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                  1/31/06
---------------------------------------------------------------------------------
U.S. Government and Agency Securities                                        45.4%
AAA                                                                          25.6
AA                                                                            5.5
A                                                                            10.2
BBB and Below/Non-rated                                                      13.4
Investments Sold Short                                                       (1.7)
Futures and Forward Foreign Currency Contracts                                0.0**
Cash Equivalents and Other Assets Less Liabilities                            1.6
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

ASSET ALLOCATION*                                                         1/31/06
---------------------------------------------------------------------------------
Corporate Notes                                                              30.1%
U.S. Government Agency Mortgage Pass-Through Certificates                    20.6
U.S. Government Obligations                                                  20.1
Collateralized Mortgage Obligations                                          16.6
Asset-Backed Securities                                                      11.4
International Government Obligations                                          1.3
U.S. Government Agency Mortgage Pass-Through Certificate Sold Short          (1.7)
Futures and Forward Foreign Currency Contracts                                0.0**
Cash Equivalents and Other Assets Less Liabilities                            1.6
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weightings represent less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 0.10% (before the deduction of the maximum UBS PACE program fee; -0.65% after the deduction of the maximum program fee), compared with the Lehman Brothers Government/Credit Index (the "Index") return of 0.58% and the 0.62% return of the Lipper Intermediate Investment Grade Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 18. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Bonds gained ground during the period, leaning against the headwinds of Federal Reserve Board (the "Fed") tightening and concerns that higher energy prices would fuel inflation. The benchmark 10-year Treasury yield ended the period at 4.53%, 0.25% higher than at the start of the six-month reporting period.

The bond markets were dominated during the period by speculation about the pace and duration of the Fed's tightening cycle. Market expectations of continued Fed tightening drove short-term rates higher and helped produce a significant flattening of the yield curve. The Fed continued to raise the federal funds rate (or "fed funds" rate, the rate that banks charge one another for funds they borrow on an overnight basis), at a measured pace, increasing it from 3.25% to 4.50% through the end of the period. A drop in energy prices, which had soared after the Gulf Coast hurricanes, calmed fears about inflation. Signs also emerged that higher mortgage rates and lofty valuations could finally be pinching affordability in surging property markets, as growth in new home prices decelerated and inventories of new and existing homes rose.

ADVISOR'S COMMENTS

Broad diversification helped the Portfolio's returns for the six-month period amid a challenging environment. Mortgage-backed securities underperformed like-duration Treasuries for the period as yield premiums widened, while a flat yield curve, which reduces the "carry" (the difference between bond yields and short-term borrowing rates), sidelined some important mortgage investors. Corporate bonds lagged Treasuries of similar duration for the period as a decline in consumer confidence associated with the lingering effects of Hurricanes Rita and Katrina weighed on the sector. Non-investment-grade corporates fared better than their high-grade counterparts due to their yield advantage in a rising interest rate environment. Real return bonds lagged during the period as inflationary concerns declined, while municipal securities, which usually outperform as rates rise, performed near Treasuries. Emerging market bonds was one of the best performing fixed income sectors as it was supported by a stable global monetary system, continued improvement in credit quality and a growing institutional perception of emerging markets as a strategic allocation. Most government bond markets outside the US outperformed Treasuries as economic growth was generally slower and interest rate increases were milder outside the US.

The Portfolio's above-Index duration detracted from performance as interest rates rose during the period. An overweight to shorter maturities also hurt returns, as the yield curve continued to flatten when short-term rates rose. Most of the Portfolio's real return bond holdings hurt performance due to declining inflation expectations. Elsewhere, mortgage security selection helped returns, which eased the negative impact of a sector overweight as mortgages lagged Treasuries. An underweight to corporates was positive, as they trailed Treasuries as credit premiums widened. Municipal securities also helped returns by adding high-quality income to the Portfolio. Finally, emerging market bonds helped performance, as investors continued to be drawn to their improving credit fundamentals.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Pacific Investment Management Company LLC ("PIMCO")

PORTFOLIO MANAGER:

William C. Powers

OBJECTIVE:

Total return consisting of income and capital appreciation.

INVESTMENT PROCESS:

The Portfolio invests primarily in investment-grade bonds of governmental and private issuers in the United States and foreign countries. Its dollar-weighted average duration (a measure of sensitivity to interest rate changes) normally ranges between three and eight years. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                            SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06            6 MONTHS       1 YEAR       5 YEARS       10 YEARS     INCEPTION^
------------------------------------------------------------------------------------------------------------------------------------
Before Deducting                             Class A*              -0.12%         1.54%         5.69%          N/A         6.11%
Maximum Sales Charge                         Class B**             -0.43          0.80          4.91           N/A         5.07
or UBS PACE Program Fee                      Class C***            -0.36          1.07          5.17           N/A         5.72
                                             Class Y****            0.14          1.98           N/A           N/A         5.97
                                             Class P*****           0.10          1.84          6.00          6.05%        6.85

After Deducting                              Class A*              -4.59         -3.00          4.72           N/A         5.17
Maximum Sales Charge                         Class B**             -5.29         -4.06          4.58           N/A         4.91
or UBS PACE Program Fee                      Class C***            -1.09          0.34          5.17           N/A         5.72
                                             Class P*****          -0.65          0.33          4.42          4.47         5.26

Lehman Brothers Government/Credit Index                             0.58          1.48          5.72          6.09         6.56

Lipper Intermediate Investment Grade Debt Funds median              0.62          1.40          4.92          5.29         5.73

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -2.53%; 5-year period, 5.00%; since inception, 5.26%; Class B--1-year period, -3.51%; since inception, 4.84%; Class C--1-year period, 0.90%; 5-year period, 5.44%; since inception, 5.83%; Class Y--1-year period, 2.42%; since inception, 6.06%; Class P--1-year period, 0.90%; 5-year period, 4.70%; 10-year period, 4.54%; since inception, 5.32%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE OR REISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, JANUARY 30, 2001 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 2, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Government/Credit Index is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING            ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE      ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005    JANUARY 31, 2006     08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------------
Class A          Actual                                              $   1,000.00       $     998.80              $   6.10
                 Hypothetical (5% annual return before expenses)         1,000.00           1,019.11                  6.16

Class B          Actual                                                  1,000.00             995.70                  9.76
                 Hypothetical (5% annual return before expenses)         1,000.00           1,015.43                  9.86

Class C          Actual                                                  1,000.00             996.40                  8.50
                 Hypothetical (5% annual return before expenses)         1,000.00           1,016.69                  8.59

Class Y          Actual                                                  1,000.00           1,001.40                  4.34
                 Hypothetical (5% annual return before expenses)         1,000.00           1,020.87                  4.38

Class P          Actual                                                  1,000.00           1,001.00                  4.69
                 Hypothetical (5% annual return before expenses)         1,000.00           1,020.52                  4.74

*  Expenses are equal to the Portfolio's annualized net expense ratios: Class A:
   1.21%, Class B: 1.94%, Class C: 1.69%, Class Y: 0.86%, Class P: 0.93%,
   multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                           1/31/06
---------------------------------------------------------------------------------
Weighted Average Duration                                                5.5 yrs.
Weighted Average Maturity                                                8.7 yrs.
Average Coupon                                                                5.2%
Net Assets (mm)                                                          $  509.9
Number of Securities                                                          234

PORTFOLIO COMPOSITION*                                                    1/31/06
---------------------------------------------------------------------------------
Long-Term Debt Securities (Bond and Notes)                                   89.5%
Options, Futures, Swaps and Forward Foreign Currency Contracts               (0.2)
Cash Equivalents and Other Assets Less Liabilities                           10.7
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                  1/31/06
---------------------------------------------------------------------------------
U.S. Government and Agency Securities                                        50.8%
AAA                                                                          18.0
AA                                                                            2.0
A                                                                             4.0
BBB                                                                           7.1
BB                                                                            4.9
B                                                                             0.7
Below B/Non-rated                                                             2.0
Options, Futures, Swaps and Forward Foreign Currency Contracts               (0.2)
Cash Equivalents and Other Assets Less Liabilities                           10.7
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

SECTOR ALLOCATION*                                                        1/31/06
---------------------------------------------------------------------------------
Collateralized Mortgage Obligations                                          53.2%
Corporate Notes                                                              13.0
U.S. Government Agency Mortgage Pass-Through Certificates                     9.9
Municipal Bonds and Notes                                                     4.0
International Government Obligations                                          3.6
U.S. Government Obligations                                                   3.0
Asset-Backed Securities                                                       2.8
Stripped Mortgage-Backed Securities                                           0.0**
Options, Futures, Swaps and Forward Foreign Currency Contracts               (0.2)
Cash Equivalents and Other Assets Less Liabilities                           10.7
---------------------------------------------------------------------------------
Total                                                                       100.0%
---------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Fund's Class P shares returned 0.90% (before the deduction of the maximum UBS PACE program fee; 0.14% after the deduction of the maximum program fee), compared with 0.98% for the Lehman Brothers Municipal Five-Year Index (the "Index") and 0.99% for the Lipper Intermediate Municipal Debt Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page
22. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Municipal securities outperformed Treasuries during the reporting period amidst a backdrop of heavy issuance and rising short-term interest rates. The Federal Reserve Board continued a tightening monetary policy, pushing the federal funds rate (or "fed funds" rate, the rate that banks charge one another for funds they borrow on an overnight basis) from 3.25% to 4.50%. Both Treasury and municipal rates followed suit and increased across the yield curve. However, municipals behaved defensively, experiencing approximately 75% of the upward yield movement in Treasuries.

Municipal bond credit quality advanced further over the period, as many state and local governments were awash in tax revenues and ratings upgrades for many tax-backed credits proliferated throughout the period.

Heavy issuance among municipalities was driven by low interest rates, rising infrastructure needs and a flatter yield curve, which made the "refinancing" of existing higher cost debt advantageous. While demand for shorter municipals was sporadic, maturities beyond 10 years witnessed steady buying throughout the year from property and casualty insurers and hedge funds. The strongest performing sectors of the municipal market were income-oriented revenue bonds, such as hospital, housing and tobacco securitization bonds. Investors seeking higher yields from investment grade municipals gravitated to these sectors.

ADVISOR'S COMMENTS

During the reporting period, the Portfolio benefited from targeted sector selection, such as an overweight to revenue and underweight to pre-refunded bonds. In particular, housing bonds performed well during the rising rate environment, driven by market anticipation of slower prepayment activity. Elsewhere, hospital bonds benefited from demand from investors in search of higher yields. Our underweight to low yielding pre-refunded bonds was a positive due to the sector's interest rate sensitivity and weak retail demand. Tobacco bonds were strong performers, supported by a more favorable litigation environment and light supply.

Tax-exempt interest rates rose and the yield differential between short and longer maturity bonds narrowed to historically low levels. The slope between two- and 10-year municipal bonds declined by approximately 35 basis points and ended the period nearly 70 basis points below the long-term historical average (a basis point is 1/100 of a percentage point). The Portfolio benefited from broad exposure to maturities generally ranging from one to 12 years, as longer-duration bonds outperformed shorter-dated bonds. The Lehman Brothers Municipal Five-Year Index is concentrated in maturities ranging from four to six years. The Portfolio's duration was maintained within a tight band around the benchmark.

State exposure contributed positively to relative performance, with emphasis on California as well as New York City. Both regions benefited from robust tax revenue growth and strengthening economies, as well as light issuance. Delays in balancing the budget and uncertainty surrounding tax and fiscal reform drove Puerto Rico bonds to lag the national market. This was a modest drag for the Portfolio.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISOR:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

PORTFOLIO MANAGER:

Christine L. Todd

OBJECTIVE:

High current income exempt from Federal income tax.

INVESTMENT PROCESS:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06        6 MONTHS      1 YEAR       5 YEARS     10 YEARS     INCEPTION^
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                          Class A*               0.71%        0.87%        3.49%         N/A         3.44%
Maximum Sales Charge                      Class B**              0.40         0.17          N/A          N/A         2.69
or UBS PACE Program Fee                   Class C***             0.45         0.34         2.94          N/A         3.36
                                          Class Y****            0.90         1.09          N/A          N/A         3.70
                                          Class P*****           0.90         1.16         3.71         4.25%        4.57

After Deducting                           Class A*              -3.83        -3.69         2.55          N/A         2.49
Maximum Sales Charge                      Class B**             -4.56        -4.72          N/A          N/A         2.32
or UBS PACE Program Fee                   Class C***            -0.29        -0.39         2.94          N/A         3.36
                                          Class P*****           0.14        -0.34         2.17         2.70         3.02

Lehman Brothers Municipal Five-Year Index                        0.98         1.21         4.31         4.70         4.84

Lipper Intermediate Municipal Debt Funds median                  0.99         1.45         4.18         4.49         4.71

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -3.77%; since inception, 2.50%; Class B--1-year period, -4.88%; since inception, 2.32%; Class C--1-year period, -0.40%; 5-year period, 3.08%; since inception, 3.38%; Class Y--1-year period, 1.00%; since inception, 3.71%; Class P--1-year period, -0.52%; 5-year period, 2.31%; 10-year period, 2.68%; since inception, 3.02%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, JANUARY 23, 2001 FOR CLASS A SHARES, FEBRUARY 23, 2001 FOR CLASS B SHARES, DECEMBER 4, 2000 FOR CLASS C SHARES AND FEBRUARY 23, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
       P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Lehman Brothers Municipal Five-Year Index is a total return performance benchmark for the tax-exempt bond market. The Index is a sub-index of the Lehman Brothers Municipal Bond Index and includes all issues rated Aa/AA or higher with an average maturity of five years.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER COULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING              ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE        ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005      JANUARY 31, 2006     08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                              $ 1,000.00           $ 1,007.10               $ 4.96
                  Hypothetical (5% annual return before expenses)       1,000.00             1,020.27                 4.99

Class B           Actual                                                1,000.00             1,004.00                 8.69
                  Hypothetical (5% annual return before expenses)       1,000.00             1,016.53                 8.74

Class C           Actual                                                1,000.00             1,004.50                 7.53
                  Hypothetical (5% annual return before expenses)       1,000.00             1,017.69                 7.58

Class Y           Actual                                                1,000.00             1,009.00                 3.80
                  Hypothetical (5% annual return before expenses)       1,000.00             1,021.42                 3.82

Class P           Actual                                                1,000.00             1,009.00                 3.85
                  Hypothetical (5% annual return before expenses)       1,000.00             1,021.37                 3.87

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 0.98%, Class B: 1.72%, Class C: 1.49%, Class Y: 0.75%, Class P: 0.76%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                            1/31/06
--------------------------------------------------------------------------------------------------
Weighted Average Duration                                                                 3.9 yrs.
Weighted Average Maturity                                                                 4.5 yrs.
Average Coupon                                                                                5.29%
Net Assets (mm)                                                                          $   249.6
Number of Securities                                                                           151

PORTFOLIO COMPOSITION*                                                                     1/31/06
--------------------------------------------------------------------------------------------------
Municipal Bonds and Notes                                                                     98.5%
Short-Term Municipal Variable Notes                                                            0.4
Tax-Free Money Market Fund                                                                     0.0**
Other Assets Less Liabilities                                                                  1.1
--------------------------------------------------------------------------------------------------
Total                                                                                        100.0%
--------------------------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                                          1/31/06
--------------------------------------------------------------------------------------------------
Insured                                                                                       34.5%
Revenue                                                                                       23.6
General Obligations                                                                           20.8
Pre-Refunded                                                                                   8.0
Housing                                                                                        3.5
--------------------------------------------------------------------------------------------------
Total                                                                                         90.4%
--------------------------------------------------------------------------------------------------

TOP FIVE STATES*                                                                           1/31/06
--------------------------------------------------------------------------------------------------
New York                                                                                      11.5%
California                                                                                    10.0
Illinois                                                                                       8.6
Massachusetts                                                                                  7.7
Texas                                                                                          7.5
--------------------------------------------------------------------------------------------------
Total                                                                                         45.3%
--------------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                                   1/31/06
--------------------------------------------------------------------------------------------------
AAA and Agency Backed Securities                                                              46.9%
AA                                                                                            17.2
A                                                                                             12.7
BBB                                                                                           17.7
A-1+/VMIG1                                                                                     0.4
Non-rated                                                                                      4.0
Tax-Free Money Market Fund                                                                     0.0**
Other Assets Less Liabilities                                                                  1.1
--------------------------------------------------------------------------------------------------
Total                                                                                        100.0%
--------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 0.44% (before deduction of the maximum UBS PACE program fee; -0.32% after deduction of the maximum program fee), compared with a -0.80% return for the Citigroup World Government Bond Index (in US dollars or "USD"), a -0.48% return for the Lehman Brothers Global Aggregate Ex U.S. Index (in USD), a 0.05% return for the Lehman Brothers Global Aggregate Index (in USD) and a 0.40% return for the Lipper Global Income Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 27. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

From the second half of 2005, it seemed clear that the so-called "soft patch" in global economic activity was over. A degree of pessimism did descend over the financial markets in August 2005, in part due to the uncertainty over the potential impact of Hurricane Katrina. However, economic data still showed that the global economy continued to power ahead. Not surprisingly, therefore, central bankers began to talk up the inflation threat, and 10-year US Treasury yields rose to their highest level since late March 2005. Toward the end of 2005, data began to suggest that the underlying inflationary pressures throughout much of the developed world were tamer than many had previously feared. Bond yields declined into year-end before rising again from mid-January 2006 as optimism grew about the global growth outlook. In the currency markets, despite worsening fundamentals, the US dollar remained supported given strong US growth numbers. In addition, the interest rate differential in the US versus other developed markets and capital inflows supported the dollar. In 2006, talk of China reducing its US dollar holdings in its foreign exchange reserves and more flexible language from the Federal Reserve Board regarding future rate rises slowed some of the US dollar's momentum, and Asian currencies appreciated.

ADVISORS' COMMENTS

ROGGE GLOBAL PARTNERS

In terms of our country allocations, we took the view that the US, Euroland and Japan were likely to offer less value on a relative basis versus some of the peripheral markets. During the reporting period, our overweight position in Australia and underweight in Japan enhanced returns. However, given that the UK economy slowed faster than we had expected, an underweight in UK bonds subtracted value. Long-duration positions in Canada and Denmark also detracted over the period.

As global growth remained healthy over the review period, the US dollar was well supported, while the euro underperformed, not just against the US dollar, but also versus other developed market currencies. In this environment, commodity currencies benefited as countries like India and China continued to feed their insatiable appetites for natural resources. We maintained long positions in the Australian and Canadian dollars and the Norwegian krone. Our long Canadian dollar

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE GLOBAL FIXED INCOME INVESTMENTS

INVESTMENT ADVISORS:

Rogge Global Partners plc ("Rogge Global Partners") and Fischer Francis Trees & Watts, Inc. (and affiliates) ("FFTW")

PORTFOLIO MANAGERS:

Rogge Global Partners: Team, led by Olaf Rogge;

FFTW: Team, led by Richard Williams

OBJECTIVE:

High total return.

INVESTMENT PROCESS:

ROGGE GLOBAL PARTNERS seeks to invest the Portfolio assets it manages in bonds of issuers in financially healthy countries, because it believes that these investments produce the highest bond and currency returns over time. In deciding which bonds to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

FFTW divides the investment universe into three major blocs (the Americas, Eurozone and Asia) plus emerging markets and analyzes in each bloc, trends in economic growth, inflation, and monetary and fiscal policies. FFTW decides which securities to buy for the Portfolio by looking for investment opportunities where its opinions on the current economic environment of a bloc or country differ from those it judges to be reflected in current market valuations. FFTW generally sells securities when it has identified more attractive investment opportunities.

position was a positive contributor to performance, as were our exposures to the Polish zloty and Korean won. During the first half of the reporting period, the long Norwegian krone versus euro position added to returns. This occurred as the Norwegian economy benefited from rising oil prices and the expectation of impending interest rate hikes as the economy strengthened. However, in the second half of the period, the krone depreciated and the position detracted from returns.

A steady stream of news headlines kept the investment grade credit market active. However, the overall tone of the market was cautious. Heightened concern over merger and acquisition risks and the sustainability of business models created selling pressure in certain sectors. Investors were also busy trying to identify potential leveraged buyout (LBO) candidates. On average, approximately 15% of our portion of the Portfolio was invested in a diversified group of non-government securities. There was a modest addition to returns from these holdings.

Strong economic fundamentals, constructive investor positioning and strong flows into emerging markets saw our allocation to that sector make a positive contribution to returns. Over the review period, approximately 2% of our portion of the Portfolio was invested in emerging market debt.

FISCHER FRANCIS TREES & WATTS

The major contributors to our portion of the Portfolio's incremental returns were primarily our spread and yield curve trades. In the third quarter of 2005, we were overweight Europe interest rate exposure, relative to the benchmark, versus the US and Japan. Toward the end of 2005 and into 2006, our European overweight was expressed as UK duration versus Europe and Japan. The UK was seen as a relatively attractive market due to its sluggish economy. Also, of the major central banks, we viewed the Bank of England as the most likely to ease interest rates near term. Additionally, we saw value in being long against Europe and Japan as their central banks were considering the removal of policy accommodation, or, policies favoring lower interest rates. Given slower growth and falling inflation expectations, we held an exposure in Mexico, which had a positive impact. Iceland, Japan, New Zealand and US inflation-linked securities were held as inflation hedges, but contributed minimally to performance over the period. In terms of yield curve exposures, we maintained flattening positions in the US and Japan. This was done with the hope that short-term rates would rise while long-term rates would fall. Both positions added incrementally. Early in 2006, we initiated a trade to seek and capitalize on what we felt would be a flattening yield curve in Europe. However, thus far its effect has been nominal on performance.

In non-government sectors, we remained strategically underweight the US and more so European credit as we believed the high valuations were unjustified and tight spreads left little room for opportunities. We also maintained an overweight mortgage position through the end of November 2005. Neither sector position had a significant impact on performance.

Our US dollar trades early in the period were tactical, as steady themes and trends failed to emerge until early to mid-September 2005. The phenomenon created a difficult environment for currency trading. In the third quarter, we established a positive US dollar bias held against the Japanese yen and euro, driven by interest rate differentials. We took profits on a short euro versus sterling position in August after opening the trade in July, as we considered the market to be overly bearish on the UK economy. Early in the fourth quarter, we favored commodity currencies, including the Canadian, Australian and New Zealand dollars and the Mexican peso over UK sterling, the euro and Japanese yen. While these positions detracted slightly from returns, overall currency trading did not add or detract much value from our portion of the Portfolio over the reporting period.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06         6 MONTHS      1 YEAR       5 YEARS     10 YEARS    INCEPTION^
----------------------------------------------------------------------------------------------------------------------------
Before Deducting                          Class A*               0.31%       -3.38%        6.57%         N/A         7.08%
Maximum Sales Charge                      Class B**             -0.07        -4.11          N/A          N/A         5.63
or UBS PACE Program Fee                   Class C***             0.06        -3.86         6.04          N/A         6.65
                                          Class Y****            0.48        -3.08         6.87          N/A         6.89
                                          Class P*****           0.44        -3.15         6.84         4.73%        5.09

After Deducting                           Class A*              -4.17        -7.71         5.58          N/A         6.13
Maximum Sales Charge                      Class B**             -4.82        -8.63          N/A          N/A         5.31
or UBS PACE Program Fee                   Class C***            -0.65        -4.54         6.04          N/A         6.65
                                          Class P*****          -0.32        -4.60         5.25         3.17         3.53

Citigroup World Government Bond Index (in USD)                  -0.80        -4.33         7.22         5.26         5.43

Lehman Brothers Global Aggregate Ex U.S. Index (in USD)         -0.48        -4.78         8.17         4.80         5.06

Lehman Brothers Global Aggregate Index (in USD)                  0.05        -2.25         6.97         5.52         5.83

Lipper Global Income Funds median                                0.40        -1.25         6.27         5.54         5.89

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -10.42%; 5-year period, 5.27%; since inception, 5.89%; Class B--1-year period, -11.37%; since inception, 5.06%; Class C--1-year period, -7.33%; 5-year period, 5.71%; since inception, 6.43%; Class Y--1-year period, -5.92%; since inception, 6.65%; Class P--1-year period, -7.39%; 5-year period, 4.94%; 10-year period, 2.94%; since inception, 3.40%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, FEBRUARY 5, 2001 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND JANUARY 16, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDICES AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS
       (CLASS P).

       THE FUND'S BENCHMARK INDEX CHANGED FROM THE CITIGROUP WORLD GOVERNMENT BOND INDEX (IN USD) TO THE LEHMAN BROTHERS GLOBAL AGGREGATE EX U.S. INDEX ON DECEMBER 1, 2005.

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 4.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 0.75% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Citigroup World Government Bond Index (in USD) is a market capitalization-weighted index composed of straight (i.e., not floating rate or index-linked) government bonds with a one-year minimum maturity. The average maturity is seven years. The Index includes the 21 government bond markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Poland, Portugal, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

The Lehman Brothers Global Aggregate Ex U.S. Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets excluding the U.S. market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities.

The Lehman Brothers Global Aggregate Index (in USD) provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this Index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government securities, and USD investment grade 144A securities.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING              ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE        ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005      JANUARY 31, 2006     08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                              $ 1,000.00           $ 1,003.10               $  6.92
                  Hypothetical (5% annual return before expenses)       1,000.00             1,018.30                  6.97

Class B           Actual                                                1,000.00               999.30                 10.68
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.52                 10.76

Class C           Actual                                                1,000.00             1,000.60                  9.38
                  Hypothetical (5% annual return before expenses)       1,000.00             1,015.83                  9.45

Class Y           Actual                                                1,000.00             1,004.80                  5.26
                  Hypothetical (5% annual return before expenses)       1,000.00             1,019.96                  5.30

Class P           Actual                                                1,000.00             1,004.40                  5.71
                  Hypothetical (5% annual return before expenses)       1,000.00             1,019.51                  5.75

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.37%, Class B: 2.12%, Class C: 1.86%, Class Y: 1.04%, Class P: 1.13%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                            1/31/06
--------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                            $ 455.7
Number of Securities                                                                           129

PORTFOLIO COMPOSITION*                                                                     1/31/06
--------------------------------------------------------------------------------------------------
Long-Term Global Debt Securities                                                              87.7%
Futures and Forward Foreign Currency Contracts                                                 0.4
Cash Equivalents and Other Assets Less Liabilities                                            11.9
--------------------------------------------------------------------------------------------------
Total                                                                                        100.0%
--------------------------------------------------------------------------------------------------

QUALITY DIVERSIFICATION*                                                                   1/31/06
--------------------------------------------------------------------------------------------------
U.S. Government and Agency Securities                                                          3.2%
AAA                                                                                           45.8
AA                                                                                            12.6
A                                                                                              5.0
BBB                                                                                            4.6
Non-Rated                                                                                     16.5
Futures and Forward Foreign Currency Contracts                                                 0.4
Cash Equivalents and Other Assets Less Liabilities                                            11.9
--------------------------------------------------------------------------------------------------
Total                                                                                        100.0%
--------------------------------------------------------------------------------------------------

TOP 5 COUNTRIES*                                                                           1/31/06
--------------------------------------------------------------------------------------------------
United States                                                                                 14.2%
France                                                                                        12.2
United Kingdom                                                                                11.0
Japan                                                                                         10.5
Germany                                                                                        7.1
--------------------------------------------------------------------------------------------------
Total                                                                                         55.0%
--------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 8.37% (before the deduction of the maximum UBS PACE program fee; 7.55% after the deduction of the maximum program fee), compared with a 6.23% return of the Russell 1000 Value Index (the "Index") and 4.96% return of the Lipper Large Cap Value Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 32. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The market's expectation for continued Federal Reserve Board (the "Fed") rate hikes was a running theme throughout 2005 and into 2006, resulting in volatile swings in investor optimism and subsequent moves in the broad stock market.

Although the Russell 1000 Value Index produced a good return during the reporting period, much of the gains occurred in mid-to-late summer as investor optimism over the potential for a moderate growth, low inflation environment carried markets higher. However, the mix of hurricane damage on the Gulf Coast, rising oil prices and rising short-term interest rates resulted in fear over an impending recession and deteriorating investor confidence. The period ended with a rally for large cap stocks in the fall. However, unlike previous years, the rally did not last into the end of December as investor anxiety over the inversion of the yield curve (when short-term interest rate surpass long-term rates) caused a year-end selloff. The final move higher in early 2006 ended the period with a low-quality rally as investors once again became optimistic about the strength in the economy and a likely near term end to the Fed rate hike cycle.

ADVISORS' COMMENTS

SSgA

Our portion of the Portfolio generated strong results during the reporting period and outperformed the Index. Our investment process incorporates perspectives on valuation, quality and sentiment. For this six-month period these perspectives offered strong results among large cap value stocks. Our estimate revision model, a proxy for earnings growth, and our price reversal model, which assesses whether or not a stock has been "overbought" or "oversold," served as strong predictors of stock returns.

During the reporting period, solid stock selection drove our portfolio's outperformance. Stocks in seven of 10 sectors had a positive overall impact on performance, with our energy and healthcare holdings leading the way. While crude oil prices started to stabilize going into the third quarter, those for natural gas, gasoline and heating oil remained firm, reinforcing profits. Not surprisingly, overweight positions in Valero Energy Corp., Sunoco, Inc., Kerr-McGee Corp. and Occidental Petroleum Corp. were among the top contributors to performance. Overweights to healthcare companies like AmerisourceBergen Co., Merck & Co. and Humana, Inc. also bolstered performance. Shares of AmerisourceBergen, the third largest drug wholesaler, steadily rose, and its fiscal first quarter income beat analysts' estimates. Apple Computer, Inc. was the largest single positive contributor to performance for the period. Shares of the

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

INVESTMENT ADVISORS:

SSgA Funds Management, Inc. ("SSgA"), Institutional Capital Corporation ("ICAP") and Westwood Management Corporation ("Westwood")

PORTFOLIO MANAGERS:

SSgA: Team;

ICAP: Team;

Westwood: Susan M. Byrne

OBJECTIVE:

Capital appreciation and dividend income.

INVESTMENT PROCESS:

SSgA uses several independent valuation measures to identify investment opportunities within a large-cap value universe and combines factors to produce an overall rank. Comprehensive research determines the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA constructs the portion of the Portfolio it advises by selecting the highest-ranked stocks from the investable universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The resulting Portfolio has characteristics similar to the Russell 1000 Value Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

ICAP uses its proprietary valuation model to identify large-capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over the next 12 to 18 months. ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

WESTWOOD maintains a list of securities that it believes have proven records and potential for above-average earnings growth. It considers purchasing a security on such list if Westwood's forecasted growth rates and earnings estimates exceed Wall Street expectations, or Westwood's forecasted price/earnings ratio is less than the forecasted growth rate. Westwood monitors the issuing companies and sells a stock if Westwood expects limited future price appreciation or if the projected price/earnings ratio exceeds the three-year growth rate.

company soared as it was expected to report annual profits topping $1 billion for the first time as sales of the iPod music player fueled revenue and buoyed demand for the company's computers.

In contrast, the largest stock level detraction resulted from an overweight to McAfee, Inc. The maker of antivirus software fell on news that fourth quarter profit lagged analysts' estimates. An overweight position in Lear Corp. also detracted from performance. The world's number-one maker of automotive interiors announced sagging profits. In addition, negative news relating to US automakers weighed heavily on the stock.

ICAP

During the reporting period, our portion of the Portfolio generated strong results and outperformed its Index. This was primarily attributed to favorable stock selection, especially among our energy, financial and materials stocks. Sector weighting had a less significant but still important impact, with an overweight in information technology enhancing results.

A significant management focus of the past six months was to position our portion of the Portfolio more defensively. We believed this approach was prudent in light of a potentially slower economy in 2006. Continued rising energy prices, due in large part to the destruction caused by Hurricanes Rita and Katrina, was a major reason for this view. Another risk to the economy came in the form of higher interest rates. At each meeting during the period, the Federal Reserve Board raised the federal funds rate by a quarter-percentage point, bringing it to 4.50% by the end of January 2006. A decline in housing and automobile sales was further evidence that the economy could be losing steam. As a case in point, the advance estimate for fourth quarter GDP growth was a disappointing annualized rate of 1.1%.

In response, we lowered our exposure to companies whose earnings depend on increased capital investments, and also reduced our holdings in basic materials stocks. We also sold some of our consumer services stocks but added to our weighting in consumer staples, which do not tend to be overly sensitive to a slowing economy.

Another strategic theme was to continue to invest in companies that we believed were likely to benefit from an imbalance of supply and demand for their products and services. This led us to emphasize two market areas in particular--energy and transportation. In energy, the demand for oil continues to be strong and rapidly increasing, in large measure because of strong growth from emerging markets, especially China and India. What's more, we believe that the fundamentals are in place for continued high oil prices. Although we remain optimistic about energy, we did reduce our exposure to the sector to lock in recent gains and to reduce our segment of the Portfolio's overall volatility. Our transportation investments were focused on the railroad industry. As congestion and supply/demand dynamics have driven up trucking costs, railroad companies have emerged as an efficient, cost-effective way to move goods from point A to point B. In this environment, railroads have been able to raise their prices and cut costs, becoming more profitable. Many have seen their stock prices increase, and our emphasis on this industry contributed greatly to our recent performance.

Not surprisingly, three of the top five best performing stocks in our portion of the Portfolio were oil companies. The top stocks during the time period were Halliburton, Norfolk Southern, Marathon Oil, Goldman Sachs and Weatherford International. In contrast, the worst performing stocks were Cendant, Sprint, Deere, Tyco International and Intel. All of these stocks, except for Sprint, are no longer in our portion of the Portfolio.

WESTWOOD

Our exposure to high-quality, attractively valued securities with strong fundamentals allowed our portion of the Portfolio to outperform the benchmark during the reporting period. Our continued belief in the sustainability of the global industrial cycle, fueled by demand from emerging economies such as India and China, led us to find value in the industrial segment of the market.

Strong security selection in the energy, autos and transportation, and materials and processing sectors was the primary contributor to our outperformance. Our exposure to financial services stocks also enhanced results. Additional positive performance was generated from our overweight to the energy, autos and transportation, and materials and processing sectors. Top contributing holdings included Baker Hughes, Burlington Resources and Marathon Oil Corp., which responded well to both the rise in oil and gas prices, a decline in refining capacity and an increase in capital spending. We continue to believe these companies' stocks remain at very attractive valuation levels.

Within financial services, asset management and brokerage firms such as Lehman Brothers and Legg Mason performed well as their results continued to beat expectations. Within materials and processing, Phelps Dodge rose, as the demand for copper remained stronger than expected. Other top contributors to performance included Burlington Northern Santa Fe in the autos and transportation sector.

On the downside, positions in consumer discretionary and utilities were detrimental to performance during the period. Within consumer discretionary, Sears Holdings Corp. and Best Buy both sold off after their earnings results disappointed investors. We subsequently sold Best Buy but remain holders of Sears Holdings. Other detractors included Alltel Corp. and Comcast Corp. Comcast continues to be pressured by competitive threats, which resulted in poor performance for this company. Strong subscriber growth for Alltel has led higher than expected costs for the company. As a result, both companies underperformed during the period. However, our underweight position relative to the Index in both sectors mitigated a portion of the negative impact.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                    SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06        6 MONTHS      1 YEAR       5 YEARS     10 YEARS    INCEPTION^
---------------------------------------------------------------------------------------------------------------------------
Before Deducting                          Class A*              8.22%        16.76%        5.51%          N/A         6.42%
Maximum Sales Charge                      Class B**             7.70         15.78         4.66           N/A         5.59
or UBS PACE Program Fee                   Class C***            7.78         15.83         4.71           N/A         5.63
                                          Class Y****           8.45         17.23         5.83           N/A         6.47
                                          Class P*****          8.37         17.03         5.74          8.74%        9.93

After Deducting                           Class A*              2.27         10.36         4.32           N/A         5.26
Maximum Sales Charge                      Class B**             2.70         10.78         4.33           N/A         5.43
or UBS PACE Program Fee                   Class C***            6.78         14.83         4.71           N/A         5.63
                                          Class P*****          7.55         15.29         4.17          7.12         8.29

Russell 1000 Value Index                                        6.23         13.24         6.01         11.03        12.09

Lipper Large Cap Value Funds median                             4.96         10.42         3.31          8.68         9.62

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 4.32%; 5-year period, 3.49%; since inception, 4.48%; Class B--1-year period, 4.44%; 5-year period, 3.50%; since inception, 4.66%; Class C--1-year period, 8.52%; 5-year period, 3.89%; since inception, 4.86%; Class Y--1-year period, 10.75%; since inception, 5.66%; Class P--1-year period, 9.01%; 5-year period, 3.34%; 10-year period, 7.09%; since inception, 7.94%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND JANUARY 19, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 1000 Value Index measures the performance of a large universe of stocks with lower price-to-book ratios and lower forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING              ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE        ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005      JANUARY 31, 2006     08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                              $ 1,000.00           $ 1,082.20               $  5.93
                  Hypothetical (5% annual return before expenses)       1,000.00             1,019.51                  5.75

Class B           Actual                                                1,000.00             1,077.00                 10.68
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.92                 10.36

Class C           Actual                                                1,000.00             1,077.80                 10.06
                  Hypothetical (5% annual return before expenses)       1,000.00             1,015.53                  9.75

Class Y           Actual                                                1,000.00             1,084.50                  4.05
                  Hypothetical (5% annual return before expenses)       1,000.00             1,021.32                  3.92

Class P           Actual                                                1,000.00             1,083.70                  4.52
                  Hypothetical (5% annual return before expenses)       1,000.00             1,020.87                  4.38

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.13%, Class B: 2.04%, Class C: 1.92%, Class Y: 0.77%, Class P: 0.86%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                              1/31/06
----------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                            $ 1,374.2
Number of Securities                                                                             155

PORTFOLIO COMPOSITION*                                                                       1/31/06
----------------------------------------------------------------------------------------------------
Common Stocks                                                                                   95.4%
ADRs                                                                                             1.9
Cash Equivalents and Other Assets Less Liabilities                                               2.7
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
----------------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                               1/31/06
----------------------------------------------------------------------------------------------------
Financials                                                                                      29.5%
Energy                                                                                          15.7
Industrials                                                                                     10.7
Consumer Discretionary                                                                           8.8
Information Technology                                                                           8.0
----------------------------------------------------------------------------------------------------
Total                                                                                           72.7%
----------------------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                                   1/31/06
----------------------------------------------------------------------------------------------------
Exxon Mobil                                                                                      5.5%
Bank of America                                                                                  3.4
Citigroup                                                                                        2.9
International Business Machines                                                                  2.0
J.P. Morgan Chase                                                                                1.9
Verizon Communications                                                                           1.8
Lehman Brothers Holdings                                                                         1.7
Occidental Petroleum                                                                             1.6
Bear Stearns                                                                                     1.5
Burlington Northern Santa Fe                                                                     1.5
----------------------------------------------------------------------------------------------------
Total                                                                                           23.8%
----------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 5.43% (before the deduction of the maximum UBS PACE program fee; 4.63% after the deduction of the maximum program fee), compared with the 3.91% return of the Russell 1000 Growth Index (the "Index") and the 6.16% return of the Lipper Large-Cap Growth Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page
37. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

U.S. large capitalization equities, as measured by the Russell 1000 Growth Index, posted a return of 3.91% for the six-month period ended January 31, 2006. From a sector perspective, energy, utilities, telecommunication services and financials posted the strongest returns in the Index. Conversely, consumer discretionary and consumer staples were the only sectors to post negative returns. At an industry level, the top-performing groups included diversified financials, transportation, and software and services. Industry groups that struggled during the six-month period included consumer durables and apparel, food and staples retailing, semiconductors and semiconductor equipment and retailing.

ADVISORS' COMMENTS

GEAM

Our portion of the Portfolio underperformed the Index during the reporting period. Nine of the 10 sectors in the Index posted positive returns during the period, whereas, for our segment of the Portfolio, seven of the 10 sectors achieved positive returns. Energy, materials and industrials showed the best absolute returns for our segment during the period. Three sectors (consumer discretionary, telecom services and healthcare) contributed negative returns and represented the primary source of relative underperformance. The consumer discretionary sector was the single largest detractor from performance, as an overweight in this lagging sector and stock selection weighed on returns. The underperformance was driven by declines in media companies Liberty Global (-18%), Comcast (-8%) and Liberty Media (-5%), specialty retailers Bed Bath & Beyond (-19%) and Home Depot (-6%) and Internet company IAC InterActiveCorp (-13%), which was eliminated from our portion of the Portfolio during the period. Within the healthcare sector, our results were helped by strong performance from UnitedHealth (+14%), but this was not enough to offset declines from Zimmer (-16%), Amgen (-9%) and Pfizer (-2%). Vodafone, our only telecom services holding, declined 17% as it faced increased competition in Europe and continued work to stabilize its struggling Japanese unit.

The primary positive contributors to performance were the energy, materials and consumer staples sectors. Strong security selection and an overweight position in energy versus the benchmark added to performance. The strong returns in energy were driven by Schlumberger (+53%) and Baker Hughes (+28%), our two positions in the sector.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

ADVISORS:

GE Asset Management Incorporated ("GEAM"), Marsico Capital Management ("Marsico") and SSgA Funds Management, Inc. ("SSgA")

PORTFOLIO MANAGERS:

GEAM: David B. Carlson;

Marsico: Thomas F. Marsico;

SSgA: Team

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

GEAM invests primarily in a limited number of equity securities believed to have above-average growth histories and/or growth potential. GEAM seeks to identify companies with characteristics such as: above-average annual growth rates, financial strength, leadership in their respective industries and high-quality management focused on generating shareholder value.

MARSICO seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock selection process focuses on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations. Marsico's disciplined investment approach combines top-down analysis with bottom-up stock picking.

SSgA seeks to outperform the Russell 1000 Growth Index (before fees and expenses). SsgA uses several independent valuation measures to identify investment opportunities within a large-cap growth universe and combines factors to produce an overall rank. Comprehensive research helps determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The Portfolio has characteristics similar to the Index. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the Index.

Materials benefited from the strong performance of our sole holding, Monsanto (+26%), which significantly outperformed the sector return of +9%. The company continued to report solid results and provided positive guidance for future results. Not owning consumer staples benefited performance during the six-month period as the sector return of +0.2% trailed the overall Index. Historically, our investment process has led to an underweight in this sector, as many of the companies do not possess the investment criteria required for inclusion in our portion of the Portfolio.

Despite the challenging environment, our investment strategy, which has provided strong historical returns, remains unchanged. We continue to focus our efforts on fundamental, bottom-up stock selection and believe that our segment of the Portfolio remains well positioned over the long term.

MARSICO CAPITAL

Our portion of the Portfolio significantly outperformed its Index during the reporting period. There were several contributing factors to our outperformance. For example, our positions in the information technology sector had a positive impact on results. Holdings in the technology hardware and equipment industry (Apple Computer +41% and QUALCOMM +22%) and the technology software and services industry (Google +39%, prior to being sold) were among our portfolio's largest contributors to positive performance on an individual stock level for the period. Another area of strength was in the industrials sector, with FedEx Corp. (+21%), Burlington Northern Santa Fe (+48%) and Caterpillar (+27%) being top contributors to performance. On an industry level, the largest positive contributor to performance was in diversified financials. Chicago Mercantile Exchange (+41%), Goldman Sachs Group (+32%), Lehman Brothers Holdings (+21%) and SLM ("Sallie Mae") Corporation (+10%) benefited results. Performance was also enhanced by an overweight to diversified financial companies as this industry group had an absolute return of +17%. A select holding and investment posture in the utilities sector was another area of strength. As of period end, our segment of the Portfolio's sole utility holding was Schlumberger (+68%), which emerged as the largest individual contributor to performance for the period. Performance was aided by our overweight in utilities, as this sector had an absolute return of +14% for the Index.

Conversely, stock selection in the healthcare sector was a material detractor from performance. Positions in medical device manufacturer Zimmer Holdings (-16%), and biotechnology companies Amgen (-11% prior to being sold from our segment of the Portfolio) and Genentech (-4%) had a significant negative impact on performance. Additionally, investments in the consumer services industry had a negative impact on results. Positions in hotel operators MGM Mirage (-18%) and Four Seasons Hotel (-13%) were the main culprits.

As of January 31, 2006, our Portfolio's economic sector allocations emphasized consumer discretionary, health care, financials and information technology. Our segment of the Portfolio had little or no exposure to materials and telecommunication services.

SSgA

Our portion of the Portfolio generated positive results during the reporting period, but underperformed the Index. Our investment process incorporates perspectives on valuation, quality and sentiment. For this six-month period, these perspectives offered mixed results. Our estimate revision model, a proxy for earnings growth, served as a strong predictor of stock returns. However, our earnings-to-price and changes in net operating assets models, which assess the strength of a company's balance sheet, offered weak performance.

Lackluster stock selection caused our segment of the Portfolio to underperform. The largest negative performance resided among our technology and consumer discretionary stocks. For example, an overweight position in Symantec Corp. detracted from results. Shares of the company plummeted for the final three months of the reporting period. Symantec, the world's biggest maker of antivirus software, declined after its profit and sales forecasts missed analysts' estimates. As a result of this news, McAfee, Inc., the world's number-two antivirus software provider (also an overweight position), also fell. Performance detractions among our consumer-related stocks included Michael's Stores and Coca Cola Enterprises. The stock for Michael's Stores fell despite second quarter sales rising 9.2% over the past year. Coca Cola Enterprises, the world's number one soft-drink distributor, dropped sharply after the company's forecasted earnings fell short of analysts' estimates. As a result, an overweight to Coca Cola Enterprises dampened performance. At the stock level, an overweight position in Kos Pharmaceuticals Inc. served as the largest single detractor from performance. Shares of the drug maker plunged after Merck & Co. announced plans to seek US approval of rival drugs to fight heart disease by raising levels of "good" cholesterol.

In contrast, an overweight in USG Corp. positively contributed toward performance over the reporting period. This provider of building materials rallied after its third quarter profits increased by $25 million. Adobe Systems, Inc. was one technology stock that helped to soften losses, as its shares powered higher after issuing an upbeat financial outlook for 2006 following its $3.7 billion acquisition of Macromedia Inc.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06        6 MONTHS      1 YEAR       5 YEARS     10 YEARS    INCEPTION^
---------------------------------------------------------------------------------------------------------------------------
Before Deducting                          Class A*               5.24%       12.49%        -4.85%        N/A         -4.90%
Maximum Sales Charge                      Class B**              4.79        11.51         -5.61         N/A         -5.66
or UBS PACE Program Fee                   Class C***             4.85        11.49         -5.58         N/A         -5.63
                                          Class Y****            5.51        13.02           N/A         N/A         -3.27
                                          Class P*****           5.43        12.82         -4.60        5.60%         6.30

After Deducting                           Class A*              -0.54         6.32         -5.92         N/A         -5.94
Maximum Sales Charge                      Class B**             -0.21         6.51         -5.99         N/A         -5.85
or UBS PACE Program Fee                   Class C***             3.85        10.49         -5.58         N/A         -5.63
                                          Class P*****           4.63        11.14         -6.02        4.03          4.71

Russell 1000 Growth Index                                        3.91        10.81         -4.53        6.56          7.58

Lipper Large-Cap Growth Funds median                             6.16        12.44         -3.99        7.04          7.27

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -0.62%, 5-year period, -5.47%; since inception, -6.61%; Class B--1-year period, -0.83%, 5-year period, -5.55%; since inception, -6.52%; Class C--1-year period, 3.23%, 5-year period, -5.12%; since inception, -6.29%; Class Y--1-year period, 5.56%, since inception, -3.98%; Class P--1-year period, 3.84%, 5-year period, -5.57%; 10-year period, 3.98%; since inception, 4.44%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND FEBRUARY 15, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 1000 Growth Index measures the performance of a large universe of stocks with higher price-to-book ratios and higher forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING              ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE        ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005      JANUARY 31, 2006     08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                              $ 1,000.00           $ 1,052.40               $    6.47
                  Hypothetical (5% annual return before expenses)       1,000.00             1,018.90                    6.36

Class B           Actual                                                1,000.00             1,047.90                   10.99
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.47                   10.82

Class C           Actual                                                1,000.00             1,048.50                   10.84
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.62                   10.66

Class Y           Actual                                                1,000.00             1,055.10                    4.40
                  Hypothetical (5% annual return before expenses)       1,000.00             1,020.92                    4.33

Class P           Actual                                                1,000.00             1,054.30                    4.92
                  Hypothetical (5% annual return before expenses)       1,000.00             1,020.42                    4.84

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.25%, Class B: 2.13%, Class C: 2.10%, Class Y: 0.85%, Class P: 0.95%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                              1/31/06
----------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                            $ 1,037.3
Number of Securities                                                                             145

PORTFOLIO COMPOSITION*                                                                       1/31/06
----------------------------------------------------------------------------------------------------
Common Stocks                                                                                   94.7%
ADRs                                                                                             1.9
Cash Equivalents and Other Assets Less Liabilities                                               3.4
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
----------------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                               1/31/06
----------------------------------------------------------------------------------------------------
Information Technology                                                                          19.6%
Consumer Discretionary                                                                          18.8
Health Care                                                                                     18.7
Industrials                                                                                     14.3
Financials                                                                                      12.2
----------------------------------------------------------------------------------------------------
Total                                                                                           83.6%
----------------------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                                   1/31/06
----------------------------------------------------------------------------------------------------
UnitedHealth Group                                                                               4.5%
Schlumberger                                                                                     2.8
SLM                                                                                              2.8
Apple Computer                                                                                   2.4
Genentech                                                                                        2.3
Procter & Gamble                                                                                 2.3
Microsoft                                                                                        2.2
Home Depot                                                                                       2.2
Goldman Sachs                                                                                    2.0
Zimmer Holdings                                                                                  2.0
----------------------------------------------------------------------------------------------------
Total                                                                                           25.5%
----------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 1.87% (before the deduction of the maximum UBS PACE program fee; 1.11% after the deduction of the maximum program fee), versus the 5.73% return of the Russell 2500 Value Index (the "Index") and the 7.01% return of the Lipper Small-Cap Value Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 43. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Market returns during the six months ended January 31, 2006 were strong, especially in the small-cap and international arenas. The market was buoyed by generally solid corporate earnings, as small cap and large cap stocks continued to post earnings growth rates in the mid-to-high teens. The market was able to shrug off several factors that weighed against the strong earnings growth, including the following: inflation continued to reach higher levels, spurred by high oil prices; the Federal Reserve Board continued to raise short-term interest rates; an unprecedented level of severe hurricanes wreaked havoc in the Gulf Coast with repercussions throughout the nation; and the terrorist threats remained in the back of people's minds as the situation in the Middle East continues to cause unease. The market's ability to focus on solid corporate earnings growth likely allowed for positive returns during the reporting period.

ADVISORS' COMMENTS

ARIEL

During the reporting period, our portion of the Portfolio underperformed the Index. Although we benefited from strong performance in some of our most contrarian picks--particularly our financial services issues--we were not able to overcome difficulties in the consumer area which was the second worst performer of all of the market sectors for the six-month period. For most of 2005, the high-quality consumer companies we favor were in the doldrums. This was especially true of our media-related holdings. Meanwhile, the volatile and unpredictable energy-related sectors that we consciously avoid shot the lights out, significantly contributing to the return of the Index over the period. In such red hot markets, our conservatively positioned segment of the Portfolio does not keep up when aggressive issues boom. Conversely, if these same sizzlers go cold in the bear markets that seem to inevitably follow, our high-quality, slow and steady eddies are generally insulated from the wreckage--including the tough market we see ahead. So, despite our relatively sluggish short-term results, we feel our patient approach is oriented to outperform over the long haul.

Looking at our segment of the Portfolio in greater detail, in the consumer discretionary and services sector, Interpublic Group was down 19.2% due to lower earnings resulting from account losses and costs connected with Sarbanes-Oxley compliance. We remain optimistic

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO VALUE EQUITY
INVESTMENTS

ADVISORS:

Ariel Capital Management, LLC ("Ariel"), Opus Capital Management, Inc. ("Opus") and Metropolitan West Capital Management, LLC ("MetWest Capital")

PORTFOLIO MANAGERS:

Ariel: John W. Rogers;

Opus: Team;

MetWest Capital: Gary W. Lisenbee

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

ARIEL invests in stocks of companies that it believes are misunderstood or undervalued. It seeks to identify companies in consistent industries with distinct market niches and excellent management teams. It focuses on value stocks, which it defines as stocks with a low P/E ratio based on forward earnings and that trade at a significant discount to the private market value that Ariel calculates for each stock. Ariel generally sells stocks that cease to meet these criteria or that are at risk for fundamental deterioration.

OPUS uses quantitative and qualitative analysis to construct a value-oriented portfolio of stocks that are believed to be fundamentally undervalued, financially strong, and exhibit strong earnings growth and positive earnings momentum.

METWEST CAPITAL directly researches smaller capitalization businesses it views as "high-quality" from an objective perspective. MetWest Capital attempts to identify companies selling below intrinsic value with clear catalysts to realize full value within their investment time horizon (typically three years), and constructs a portfolio of highest conviction ideas. MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is ideally suited to the small cap market segment.

on the turnaround of Interpublic and continue to buy shares of the company. Additionally, Valassis Communications declined 29.5% on lower earnings guidance for 2006. This resulted from price concessions on their renegotiated contract with Procter & Gamble. Nonetheless, we believe Valassis should continue to deliver strong earnings long term. The company's operating units are performing well and management continues to signal confidence in the business by aggressively repurchasing stock.

On a positive note, we had strong performance in several key holdings, including Janus Capital Group (+39.1%) and Brady Corporation (+17.2%). Janus' shares rose as a result of strong asset growth and rumors of a management buyout. We are pleased to see Janus rebound as we have patiently invested in the company since October 2002. Brady Corporation was up due to strong earnings, driven by revenue growth and margin improvement in its identification solutions and specialty materials businesses. We are excited about the company's ability to further improve operational efficiencies, and we continue to hold the stock.

Over the last six months, we initiated positions in the following companies:
Career Education Corporation, a leader in for-profit higher education; Investors Financial Services Corp., an asset management services provider; McCormick & Co., Inc., a global leader in spices, seasonings and flavors; and J.M. Smucker Company, market leader in fruit spreads, peanut butter and baking goods. Conversely, we exited our positions in Certegy, Horace Mann Educators, Northern Trust Corp., Popular, Inc. and Waddell & Reed. Horace Mann and Waddell & Reed were sold to pursue more compelling investment ideas, while we parted ways with Northern Trust Corp. as it neared our market cap guidelines. Our position in Certegy was eliminated on the good news of the company's pending merger with Fidelity National Financial, Inc. Lastly, we exited Popular, Inc. due to a loss of faith in management.

As value investors and perennially patient ones, we are strong believers in regressions to the mean. It is for precisely this reason that we are placing our bets on what we believe are the tried-and-true, quality companies that have sat out this rally. We believe these holdings are well-equipped to deliver consistent, predictable earnings, which will be increasingly important in the inflationary environment that we expect lies ahead.

OPUS CAPITAL MANAGEMENT

Opus assumed management of a portion of the Portfolio in October 2005. From that date through January 31, 2006, we slightly trailed the benchmark. Our portion of the Portfolio was helped by several factors, including favorable stock selection in the energy, consumer discretionary and financial services sectors. Maverick Tube was the top contributor to returns during the period, as demand for its products increased in the wake of increased oil and gas exploration and drilling efforts. Men's Wearhouse, a retailer of men's dress apparel, was the second strongest performer for us, riding a continued string of positive earnings surprises, revisions and same store sales increases. First Cash Financial was the third best performer. The consumer finance company rose on strong forecasted growth due to continued expansion.

There were some notable detractors from performance during the period, most notably investments in homebuilding stocks. These stocks have suffered from negative sentiment surrounding their ability to continue delivering the strong earnings growth that they have exhibited over the past five years. We believe that projected 10%-20% increases in earnings for 2006 and strong backlogs make homebuilding stocks attractive options for the foreseeable future. MDC Holdings, a homebuilder with operations mainly in the western US, was the worst performing homebuilding stock in our portion of the Portfolio. Its shares fell even though the company easily outpaced earnings estimates for the fourth quarter and full year, 2005. Additional detractors included poor stock selection in health care and an overweight in auto and transportation stocks. SFBC International, which runs drug trials for pharmaceutical companies, was the biggest detractor from our segment's performance on an individual stock level. Negative publicity stemming from alleged mishandling of patients in its trials was the main culprit. However, the company has recently made a strong comeback after reorganizing its management team and reaffirming strong trial backlog. CNF, a truck transport and logistics management firm, was the worst performer in auto and transportation due to a weaker than expected earnings release in the company's fourth quarter. Our outlook on the company's earnings potential and its current valuation make us want to be long-term holders of the stock.

METROPOLITAN WEST CAPITAL MANAGEMENT

Metropolitan West Capital Management assumed management of a portion of the Portfolio in October 2005. From that date through January 31, 2006, our portion of the Portfolio posted strong absolute returns, but lagged the Index.

On the positive side, stock selection and an underweight in the weak utilities sector contributed positively to relative performance over the reporting period. Stock selection was also strong in the energy sector, as each one of our energy investments (Veritas DGC, Oceaneering International and Quicksilver Resources) appreciated more than 25%. Within an industry framework, stock selection was particularly strong in transportation, led by AMR Corporation, the parent company of American Airlines (up 94%). Elsewhere, our automotive holdings performed well, with Aftermarket Technology and Thor Industries being notable contributors. In the media industry, Central European Media Enterprises rose over 25%.

On the negative side, stock selection decisions in the materials and information technology sectors detracted from relative performance over the reporting period. During a very strong market, relatively flat returns of a few holdings, including Neenah Paper in materials and Manhattan Associates in information technology, stymied the performance of our portion of the Portfolio relative to the Index. Stock selection decisions in the consumer staples sector also detracted from results. Troubled stocks in this sector included Fresh Del Monte Produce, Performance Food Group and Delta & Pine Land Company. We believe these stocks' recent weakness represents an overreaction by the market to short-term news, while their fundamentals appear intact, and we remain confident in these holdings' potential over the long term.

Our sector over- and underweights are a byproduct of our bottom-up stock selection decisions. That said, certain industry exposures negatively impacted performance. These included our overweight positions in the underperforming media, automotive and healthcare equipment industries. Strong stock selection in both media and automotive, however, counteracted much of the negative impact over the reporting period.

Importantly, higher-risk and lower-quality stocks appeared to drive market performance during the reporting period. To attempt to control risk, we generally invest in companies of higher quality than those of the Index, which puts a drag on performance in times of small cap market strength. Over the long term, however, we believe our focus on quality should enable us to add value with lower volatility, relative to the Index.

Over the coming quarters, we believe the US equity market will continue to benefit modestly from steady global economic growth within a framework of low and relatively stable inflation. Nonetheless, as we saw over the reporting period, the tide will not raise all boats equally. This highlights the importance of diligent fundamental research on individual companies and INVESTING in companies (a hallmark of our investment style) versus merely TRADING stocks.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                                   SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06         6 MONTHS     1 YEAR        5 YEARS     10 YEARS   INCEPTION^
---------------------------------------------------------------------------------------------------------------------------
Before Deducting                          Class A*               1.80%       11.35%        10.70%         N/A       13.31%
Maximum Sales Charge                      Class B**              1.37        10.42          9.85          N/A       12.53
or UBS PACE Program Fee                   Class C***             1.37        10.46          9.88          N/A       12.47
                                          Class Y****            1.98        11.75         11.01          N/A       14.16
                                          Class P*****           1.87        11.49         10.94        11.50%      11.03

After Deducting                           Class A*              -3.80         5.23          9.46          N/A       12.08
Maximum Sales Charge                      Class B**             -2.73         5.95          9.57          N/A       12.41
or UBS PACE Program Fee                   Class C***             0.55         9.56          9.88          N/A       12.47
                                          Class P*****           1.11         9.84          9.28         9.84        9.37

Russell 2500 Value Index                                         5.73        18.65         14.56        14.49       14.70

Lipper Small-Cap Value Funds median                              7.01        17.57         14.30        13.34       13.14

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -2.74%; 5-year period, 9.95%; since inception, 11.25%; Class B--1-year period, -2.00%; 5-year period, 10.09%; since inception, 11.60%; Class C--1-year period, 1.35%; 5-year period, 10.39%; since inception, 11.67%; Class Y--1-year period, 3.30%; 5-year period, 11.52%; since inception, 13.34%; Class P--1-year period, 1.57%; 5-year period, 9.79%; 10-year period, 9.37%; since inception, 8.97%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A AND C SHARES, NOVEMBER 28, 2000 FOR CLASS B SHARES, AND DECEMBER 20, 2000 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                      BEGINNING              ENDING             EXPENSES PAID
                                                                    ACCOUNT VALUE        ACCOUNT VALUE          DURING PERIOD*
                                                                    AUGUST 1, 2005      JANUARY 31, 2006     08/01/05 TO 01/31/06
---------------------------------------------------------------------------------------------------------------------------------
Class A           Actual                                              $ 1,000.00           $ 1,018.00               $   6.56
                  Hypothetical (5% annual return before expenses)       1,000.00             1,018.70                   6.56

Class B           Actual                                                1,000.00             1,013.70                  10.91
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.37                  10.92

Class C           Actual                                                1,000.00             1,013.70                  10.51
                  Hypothetical (5% annual return before expenses)       1,000.00             1,014.77                  10.51

Class Y           Actual                                                1,000.00             1,019.80                   4.94
                  Hypothetical (5% annual return before expenses)       1,000.00             1,020.32                   4.94

Class P           Actual                                                1,000.00             1,018.70                   5.90
                  Hypothetical (5% annual return before expenses)       1,000.00             1,019.36                   5.90

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.29%, Class B: 2.15%, Class C: 2.07%, Class Y: 0.97%, Class P: 1.16%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                              1/31/06
----------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                            $   464.2
Number of Securities                                                                             189

PORTFOLIO COMPOSITION*                                                                       1/31/06
----------------------------------------------------------------------------------------------------
Common Stocks and Warrants                                                                      96.8%
ADR                                                                                              0.6
Cash Equivalents and Other Assets Less Liabilities                                               2.6
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
----------------------------------------------------------------------------------------------------

TOP 5 SECTORS*                                                                               1/31/06
----------------------------------------------------------------------------------------------------
Financials                                                                                      25.4%
Industrials                                                                                     24.4
Consumer Discretionary                                                                          20.5
Information Technology                                                                           7.9
Health Care                                                                                      7.5
----------------------------------------------------------------------------------------------------
Total                                                                                           85.7%
----------------------------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                                                   1/31/06
----------------------------------------------------------------------------------------------------
HCC Insurance Holdings                                                                           2.1%
Ambac Financial Group                                                                            1.9
MBIA                                                                                             1.8
Markel                                                                                           1.7
Investors Financial Services                                                                     1.7
Pitney Bowes                                                                                     1.7
Black & Decker                                                                                   1.6
IDEX Corp.                                                                                       1.6
Mohawk Industries                                                                                1.6
Career Education                                                                                 1.4
----------------------------------------------------------------------------------------------------
Total                                                                                           17.1%
----------------------------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 5.37% (before deduction of the maximum UBS PACE program fee; 4.58% after deduction of the maximum program fee), compared with the Russell 2500 Growth Index (the "Index") and Lipper Mid-Cap Growth Funds median, which returned 10.29% and 10.46%, respectively. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page
49. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

Despite the effects of rising energy prices, a continuation of interest rate hikes by the Federal Reserve Board and the largest natural disaster in US history, stocks rose across the capitalization and style spectrums during the reporting period. August saw weak returns followed by a rise in the markets during September, even in the wake of Hurricanes Katrina and Rita. The fourth quarter saw a solid rally in November, flanked by down months, but the strength of November helped take most indices to mid-to-high single-digit gains for the period. Over the six months ended January 31, 2006, the Russell 2000 Index rose 8.50%, the Russell 2000 Growth Index gained 10.71%, while the Russell Midcap Index posted an 8.27% return. In a reversal of the first half of 2005, growth strongly outperformed value across all capitalizations. Within the Russell 2500 Growth Index, the Energy sector returned 27% and, in inverse relation due in part to the effects of rising energy prices, the consumer-related sectors were the worst performers, declining low single digits.

ADVISORS' COMMENTS

DELAWARE MANAGEMENT COMPANY

Our portion of the Portfolio generated positive results during the reporting period, but underperformed the Index. Overall, both stock selection and sector positioning detracted from performance.

Amylin Pharmaceuticals was the top contributor to performance over the period, jumping 108%. This was largely in response to positive results regarding its diabetes drug. Salesforce.com returned 101% during the same period, and was our second-biggest contributor to performance.

Sector selection hindered performance, driven primarily by an underweight in energy. We were proven correct in the fourth quarter of 2005 that energy stocks had gotten ahead of themselves. We continue to believe that a secular demand-driven shift in the energy sector is creating opportunities for select energy-related companies to sustain growth independent of short-term oil-price volatility. Accordingly, we took advantage of the decline in energy stocks during the fourth quarter to reduce our underweight in the sector.

Despite the success of several healthcare stocks, two of our holdings in the sector detracted from results late in the reporting period. Encysive Pharmaceuticals fell almost 26% over the reporting period, largely as a

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

ADVISOR:

Delaware Management Company, Inc. ("Delaware Management Company"), Forstmann-Leff Associates, LLC ("Forstmann-Leff") and Riverbridge Partners, LLC ("Riverbridge")

PORTFOLIO MANAGERS:

Delaware Management Company: Team, led by Marshall T. Bassett;
Forstmann-Leff: Team;
Riverbridge: Team, led by Mark Thompson

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

DELAWARE MANAGEMENT COMPANY invests primarily in stocks of "emerging growth" companies that are believed to have potential for high future earnings growth relative to the overall market with market capitalizations of less than $6 billion at the time of purchase. Up to 5% of the total assets may be invested in US dollar-denominated foreign securities. The Advisor employs bottom-up, fundamental analysis to identify companies that have substantially above-average earnings growth because of management changes, new products, growth of established products or structural changes in the economy. Management generally sells stocks that no longer meet its selection criteria or are at risk for fundamental deterioration, or when it identifies more attractive investment opportunities.

FORSTMANN-LEFF seeks fundamentally strong and dynamic small and mid cap companies that are trading at a discount to their growth rates. Forstmann-Leff's goal is to ascertain a dynamic of growth before it manifests in consensus estimates. Forstmann-Leff believes that it can be successful because the small and mid cap market is inherently less efficient than the large cap market.

RIVERBRIDGE believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

result of positive developments regarding a competing drug. Since Encysive's own drug should reach market 18 months ahead of its competitor and the competitor still has approval hurdles, we believe the market overreacted, and we continue to hold the stock. Rigel Pharmaceutical was our portion of the Portfolio's worst performer, falling over 60% over the period after its allergy-related drug failed. Given the quality of Rigel's drug discovery platform and its partnerships with major pharmaceutical firms, we believe the market overreacted again, and we bought more of the stock at extremely depressed levels.

We enter 2006 fairly optimistic about the overall economy and the potential for positive stock performance. An end to Federal Reserve Board rate increases and a leveling in energy prices may represent a favorable economic environment for U.S. businesses. We are comfortable with our current weights and believe that we will be able to participate in a strong market environment. Changes in portfolio positioning throughout the past year have reduced our segment of the Portfolio's sensitivity to the over- or underperformance of any particular sector. Still, we continue to focus on stock selection--finding and holding individual companies that have delivered, and that we believe will be able to continue to deliver strong sales and profit growth.

RIVERBRIDGE

Riverbridge assumed management of a portion of the Portfolio in October 2005. From that date through January 31, 2006, we performed largely in line with the benchmark. The primary contributor to our performance during this time was stock selection. The most significant contributor to performance was Intuitive Surgical, which is well-known for its da Vinci, a robotically controlled surgical system. We eliminated the stock from our holdings as its market capitalization exceeded our size threshold. W-H Energy Services also made a significant contribution to performance as it increased approximately 50% over the period. A sterling earnings report, coupled with the strong investor interest in the energy sector, propelled this stock higher.

The most significant detracting stock position was Performance Food Group. The company lowered internal sales growth targets for 2006 after making the decision to rationalize some lower-margin business. Profitability was dampened by start-up costs associated with capacity expansion in its segment serving chain restaurants. In addition, higher health care, fuel and insurance costs challenged most foodservice distributors in general. Verint Systems also struggled as it announced 2006 earnings guidance, which fell modestly short of Wall Street analyst expectations.

From a sector perspective, the consumer discretionary sector benefited performance the most relative to the benchmark. We also benefited from stock selection in the energy sector. Conversely, our stock picking hindered performance in the consumer staples sector. Our significant underweight of the financials sector also detracted from relative performance.

Riverbridge does not expect positioning to change meaningfully at this time. We have historically been mindful of turnover in our portion of the Portfolio. The Portfolio segment we advise remains positioned with many companies that have very little debt on their balance sheets and who should capable of internally financing their future growth. Consequently, we do not believe the holdings in our segment of the Portfolio will be very vulnerable to borrowing or raising capital to grow their businesses.

FORSTMANN-LEFF

Forstmann Leff assumed management of a portion of the Portfolio in October 2005. From that date through January 31, 2006, we lagged the Index. Early in the period, underperformance was primarily attributable to two unrelated, company-specific occurrences within the health care services industry. Additionally, our energy related holdings were particularly sensitive to the pullback in energy prices. However, during January 2006, our portion of the Portfolio rebounded and outpaced the Index

SFBC International is a contracted research outsourcer (CRO) that conducts Phase I-IV clinical trials for pharmaceutical, biotech and generic drug companies. In November 2005, the CRO industry was the subject of a critical article published by BLOOMBERG NEWS. Although we believed the majority of those allegations to be unfair and unsubstantiated, investor sentiment became so negative that we liquidated the position. Apria Healthcare provides home-based health care services such as respiratory therapy, infusion services and home medical equipment. The company reduced its near-term growth expectations and undertook a restructuring to address the shortcomings that had developed while it considered selling certain or all of its assets. We are pleased with the changes and believe the company's longer-term growth prospects are not fully reflected in the current share price.

Holdings in the energy sector also detracted from performance even though we are only neutrally allocated to the sector. Because the energy companies in our segment of the Portfolio are more geared for growth, the fourth quarter oil and gas price retreats were amplified in our companies' share prices. Thus far in the new year, several have rebounded in concert with rising crude oil prices.

Within the three largest sectors in the Index, our segment's holdings outperformed in the consumer discretionary and technology sectors, and would have outperformed in healthcare except for the two events described above. The strong advance in consumer discretionary holdings was led by retailers such as Coldwater Creek, Barnes & Noble and AnnTaylor. Elsewhere, an improved outlook on capital expenditures by telecommunications companies led to very good performance in Redback Networks, Syniverse Holdings and Akamai Technologies.

We continue to believe investment success will be derived more from the early identification of small and dynamic companies that are growing as opposed to positioning for macroeconomic themes, as they can be very difficult to predict accurately. As always, we are devoting our efforts to identifying those companies that appear poised to achieve growth in excess of the consensus. Our portion of the Portfolio remains broadly diversified at the sector level as well as in its individual holdings.

We continue to place an emphasis on companies that have good visibility in their growth prospects and that actually have earnings in their growth projections. To a much lesser degree, we hold a few small and selective positions in companies that are in the biotech and technology areas where market potential seems to drive valuation rather than current cash flow generation.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06   6 MONTHS     1 YEAR    5 YEARS    10 YEARS   INCEPTION^
-----------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*          5.19%      14.04%      2.59%       N/A        1.43%
Maximum Sales Charge                     Class B**         4.72       13.04       1.73        N/A        0.59
or UBS PACE Program Fee                  Class C***        4.84       13.21       1.81        N/A        0.66
                                         Class Y****       5.48       14.59        N/A        N/A        4.73
                                         Class P*****      5.37       14.34       2.84      11.57%      10.48

After Deducting                          Class A*         -0.60        7.77       1.43        N/A        0.33
Maximum Sales Charge                     Class B**         0.24        8.20       1.38        N/A        0.43
or UBS PACE Program Fee                  Class C***        3.94       12.24       1.81        N/A        0.66
                                         Class P*****      4.58       12.63       1.31       9.91        8.84

Russell 2500 Growth Index                                 10.29       20.62       2.99       8.13        8.18

Lipper Mid-Cap Growth Funds median                        10.46       20.87       1.13       9.41        9.20

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, -2.60%; 5-year period, 0.22%; since inception, -1.07%; Class B--1-year period, -2.25%; 5-year period, 0.18%;since inception, -0.96%; Class C--1-year period, 1.36%; 5-year period, 0.58%;since inception, -0.74%; Class Y--1-year period, 3.47%; since inception, 3.27%; Class P--1-year period, 1.74%; 5-year period, 0.08%; 10-year period, 8.67%; since inception, 8.17%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND FEBRUARY 12, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 24, 1995, WHICH IS THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in technology companies, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in the technology sector.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                    BEGINNING          ENDING           EXPENSES PAID
                                                                  ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD*
                                                                 AUGUST 1, 2005   JANUARY 31, 2006   08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------
Class A       Actual                                             $     1,000.00   $       1,051.90   $               6.83
              Hypothetical (5% annual return before expenses)          1,000.00           1,018.55                   6.72

Class B       Actual                                                   1,000.00           1,047.20                  11.51
              Hypothetical (5% annual return before expenses)          1,000.00           1,013.96                  11.32

Class C       Actual                                                   1,000.00           1,048.40                  10.89
              Hypothetical (5% annual return before expenses)          1,000.00           1,014.57                  10.71

Class Y       Actual                                                   1,000.00           1,054.80                   4.87
              Hypothetical (5% annual return before expenses)          1,000.00           1,020.47                   4.79

Class P       Actual                                                   1,000.00           1,053.70                   5.85
              Hypothetical (5% annual return before expenses)          1,000.00           1,019.51                   5.75

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.32%, Class B: 2.23%, Class C: 2.11%, Class Y: 0.94%, Class P: 1.13%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/06
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 468.4
Number of Securities                                                         199

PORTFOLIO COMPOSITION*                                                   1/31/06
--------------------------------------------------------------------------------
Common Stocks                                                               95.3%
ADRs                                                                         0.3
Cash Equivalents and Other Assets Less Liabilities                           4.4
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE SECTORS*                                                        1/31/06
--------------------------------------------------------------------------------
Information Technology                                                      28.4%
Health Care                                                                 22.0
Industrials                                                                 13.4
Consumer Discretionary                                                      12.8
Financials                                                                   8.2
--------------------------------------------------------------------------------
Total                                                                       84.8%
--------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                               1/31/06
--------------------------------------------------------------------------------
Microsemi                                                                    2.3%
W-H Energy Services                                                          1.6
Pediatrix Medical Group                                                      1.3
Chemed                                                                       1.2
Corporate Executive Board                                                    1.2
Stericycle                                                                   1.1
Informatica                                                                  1.1
Covance                                                                      1.0
F5 Networks                                                                  1.0
ADC Telecommunications                                                       1.0
--------------------------------------------------------------------------------
Total                                                                       12.8%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 18.33% (before the deduction of the maximum UBS PACE program fee; 17.44% after the deduction of the maximum program fee), compared with the MSCI Europe, Australasia, Far East Free (net LU) Index (in US dollars), which returned 18.29%, and the Lipper International Large-Cap Growth Funds median, which returned 20.29%. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 54. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The international equity markets generated strong returns in the six months ending January 2006. This was in spite of higher interest rates in the US and Europe. The Japanese equity market, having promised much but delivered little in early 2005, sparked into life in the second half of the year. Japan registered among the best performances of the period. Emerging markets continued to do well, with the commodity-rich markets such as Brazil leading the way. In contrast, the developed markets of Asia and Europe were relatively dull, although they did generate double-digit gains over the reporting period.

The best performing sectors were materials and industrials, reflecting commodity price strength and robust global growth. Financials and information technology also did well. Telecom services was the only sector that declined, falling 8.7% over the period. Traditionally defensive sectors such as consumer staples, health care and utilities all lagged the market, while energy also failed to keep pace, as earnings momentum began to moderate and investors took profits.

ADVISORS' COMMENTS

MARTIN CURRIE

Our portion of the Portfolio significantly outperformed its Index over the reporting period. Stock selection was the main driver, and asset allocation was also favorable. Our perseverance in Japan paid off handsomely, and the emphasis on domestic stocks and reflation assets was a highly successful strategy. Mizuho Financial and Orix Corporation (another financial) were outstanding performers, as was Aeon, a Japanese retailer, all generating very positive returns. Our non-Index investments in emerging markets were rewarding, including Petrobras, a Brazilian oil company, as it rose more than 80%.

We were right to be underweight in Europe during the period. Stock selection in Europe was positive. Vallourec was the top-performing stock in our portion of the Portfolio, rising more than 90% over the six months. Its shares benefited from record orders as sales to the energy industry accelerated to new levels. Although energy companies were mostly lackluster performers during the period, our choice of OMV, an Austrian integrated oil group, did well, aided by its exposure to the emerging economies of Central and Eastern Europe.

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EQUITY INVESTMENTS

ADVISOR:

Martin Currie, Inc. ("Martin Currie"), Mondrian Investment Partners ("Mondrian") and JP Morgan Fleming Asset Management

PORTFOLIO MANAGERS:

Martin Currie: Team, led by James Fairweather;
Mondrian: Team;
JP Morgan Fleming Asset Management: Beltran Lastra and Jaco Venter

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

MARTIN CURRIE is an experienced international equity manager. The firm has a highly active 'conviction' approach, seeking the best opportunities for growth across global stock markets.

Martin Currie identifies CHANGE as the central dynamic behind stock price movement. This means recognizing change at company level (management changes, product strategies, acquisitions, etc) and at macro level (legislative changes, economic prospects, sector dynamics, etc). Determining the impact of these changes may lead to outperformance. Its investment process allows Martin Currie to identify, evaluate and exploit change at an early stage in clients' portfolios.

In managing its segment of the portfolio's assets, Martin Currie uses a fully INTEGRATED international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool, the Dynamic Stock Matrix(TM).

The result is a committed and distinctive EAFE (i.e., Europe, Australasia, Far
East) portfolio that reflects what Martin Currie believes are the best investment opportunities internationally.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

JP MORGAN FLEMING ASSET MANAGEMENT manages its segment of the Portfolio's assets using a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. The team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

Our telecommunications holdings continued to detract from returns with Deutsche Telecom, Telecom Italia and Vodafone each underperforming. Following a further review, all three holdings were sold.

True to our philosophy and process, we continued to emphasize quality companies undergoing positive change, with above-average growth prospects and trading on attractive valuations. At present, that leads us to be overweight in financials, with a continued emphasis on Japanese banks. We are also overweight in industrials, although this is highly stock-specific and reflects a continuation of our positive assessment on stocks such as Vallourec, ABB and Safran. We find few opportunities among consumer staples stocks, and Aeon remains our sole investment in that sector. Emerging markets remain a source of attractive investments in our view, and we recently purchased PT Telekom in Indonesia.

JP MORGAN FLEMING ASSET MANAGEMENT INC.

During the reporting period, our portion of the Portfolio generated strong results and performed in line with its benchmark.

Our segment is diversified by both sector and region, with stock selection as the primary source of performance. At the regional level, we added value in Europe ex-UK and the Pacific Rim, but our focus on fundamentals failed to capture the sentiment-led rally in Japan. However, in Japan, our overweight in Daiwa Securities, the country's second largest securities company, aided returns as it benefited from the rally in the domestic stock market. Better than expected second quarter 2005 results announced during November confirmed Daiwa Securities' relative strength versus other securities companies. The company's earnings sources continue to diversify and management is showing a growing confidence in the company's outlook. Within the wholesale business, the company has benefited from its partnership with Sumitomo Mitsui Banking Corp, especially in its trading division. Daiwa Securities is also aiming to strengthen its investment banking division going forward. Within the retail business during the second quarter of 2005, Daiwa Securities' sales of stock-type investment trusts reached their highest amount in three years. We believe that when households move their financial assets from bank deposits to more market-oriented assets, the company's share price should benefit.

From a sector perspective, exposure to retail, insurance and property companies aided returns. In contrast, our media, autos and telecom stocks detracted from performance overall. In media, an underweight position in Softbank (Japan) held back performance as the stock surged given its approval to enter the Japanese mobile phone market. The news was welcomed by market participants, especially since the permission came on the back of the company's long campaign for entry into the market. Toward the end of the period, the company's stock rose further as retail investors rushed to buy its shares following a three-for-one stock split on December 27, 2005, which made its shares more accessible. Our underweight positioning on Softbank remains unchanged since we believe the valuation of its stock is extremely expensive.

MONDRIAN INVESTMENT PARTNERS

During the six-month reporting period, our portion of the Portfolio generated a strong absolute return, but it lagged the Index on a relative basis.

Over the period, market selection was mainly hurt by an underweight position in Japan, as it rose 38.7%. As of January 31, 2006, our segment of the Portfolio had a weighting of 15.4% in Japan versus a 25.5% weighting in the MSCI EAFE index. Over the last few years, Japan has benefited from the strength of the global economy, especially activity levels in the US and China. This, in turn, has supported demand for Japanese products. We recognize the recent economic developments, but believe the overall market is relatively more expensive than most other world markets. Elsewhere, our overweight position in Spain (+12.2) and underweight position in New Zealand (-2.8) also negatively affected performance.

In terms of stock selection, it was positive in the larger European markets, such as France, Germany, Italy and the UK. This was offset, however, in the Pacific region, notably in Australia and Japan.

The negative stock and market selection was partially offset by positive currency selection. With most international currencies weakening against the dollar, our underweight position in the Japanese yen helped relative performance.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06   6 MONTHS     1 YEAR    5 YEARS    10 YEARS   INCEPTION^
-----------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*         18.08%      22.93%      4.14%      N/A        3.91%
Maximum Sales Charge                     Class B**        17.55       21.83       3.08       N/A        2.94
or UBS PACE Program Fee                  Class C***       17.58       22.01       3.26       N/A        3.09
                                         Class Y****      18.28       23.46       4.45       N/A        4.79
                                         Class P*****     18.33       23.44       4.35      6.25%       6.66

After Deducting                          Class A*         11.59       16.20       2.98       N/A        2.77
Maximum Sales Charge                     Class B**        12.55       16.83       2.73       N/A        2.76
or UBS PACE Program Fee                  Class C***       16.58       21.01       3.26       N/A        3.09
                                         Class P*****     17.44       21.60       2.79      4.67        5.07

MSCI EAFE Free (net LU) (in USD) Index                    18.29       22.67       5.79      6.41        6.79

Lipper International Large-Cap Growth Funds median        20.29       23.46       2.21      5.54        5.35

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 7.44%; 5-year period, 1.85%; since inception, 1.64%; Class B--1-year period, 7.55%; 5-year period, 1.67%; since inception, 1.63%; Class C--1-year period, 11.81%; 5-year period, 2.20%; since inception, 1.97%; Class Y--1-year period, 14.17%; since inception, 3.64%; Class P--1-year period, 12.30%; 5-year period, 1.74%; 10-year period, 4.38%; since inception, 4.53%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, NOVEMBER 27, 2000 FOR CLASS A, B, AND C SHARES AND JANUARY 17, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The MSCI EAFE Free (net LU) (in USD) Index is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                    BEGINNING          ENDING           EXPENSES PAID
                                                                  ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD*
                                                                 AUGUST 1, 2005   JANUARY 31, 2006   08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------
Class A       Actual                                             $     1,000.00   $       1,180.80   $               8.41
              Hypothetical (5% annual return before expenses)          1,000.00           1,017.49                   7.78

Class B       Actual                                                   1,000.00           1,175.50                  13.71
              Hypothetical (5% annual return before expenses)          1,000.00           1,012.60                  12.68

Class C       Actual                                                   1,000.00           1,175.80                  12.78
              Hypothetical (5% annual return before expenses)          1,000.00           1,013.46                  11.82

Class Y       Actual                                                   1,000.00           1,182.80                   5.89
              Hypothetical (5% annual return before expenses)          1,000.00           1,019.81                   5.45

Class P       Actual                                                   1,000.00           1,183.30                   6.49
              Hypothetical (5% annual return before expenses)          1,000.00           1,019.26                   6.01

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.53%, Class B: 2.50%, Class C: 2.33%, Class Y: 1.07%, Class P: 1.18%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/06
--------------------------------------------------------------------------------
Net Assets (mm)                                                          $ 981.1
Number of Securities                                                         531

PORTFOLIO COMPOSITION*                                                   1/31/06
--------------------------------------------------------------------------------
Equities (common and preferred stocks, warrants and rights)                 98.4%
Futures and Forward Foreign Currency Contracts                               0.0**
Cash Equivalents and Other Assets Less Liabilities                           1.6
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                     1/31/06
--------------------------------------------------------------------------------
Europe                                                                      63.0%
Asia                                                                        27.7
Australia/New Zealand                                                        6.0
Emerging Markets                                                             1.7
Futures and Forward Foreign Currency Contracts                               0 0**
Cash Equivalents and Other Assets Less Liabilities                           1.6
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                 1/31/06
--------------------------------------------------------------------------------
Japan                                                                       22.8%
United Kingdom                                                              22.7
France                                                                       8.8
Germany                                                                      6.2
Australia                                                                    5.5
--------------------------------------------------------------------------------
Total                                                                       66.0%
--------------------------------------------------------------------------------

TOP 5 SECTORS*                                                           1/31/06
--------------------------------------------------------------------------------
Financials                                                                  30.4%
Consumer Discretionary                                                      13.0
Materials                                                                   10.3
Energy                                                                       9.8
Industrials                                                                  7.4
--------------------------------------------------------------------------------
Total                                                                       70.9%
--------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                               1/31/06
--------------------------------------------------------------------------------
BP                                                                           2.9%
GlaxoSmithKline                                                              2.4
Royal Dutch Shell                                                            1.8
RWE AG                                                                       1.7
Toyota Motor                                                                 1.6
Total SA                                                                     1.5
Takeda Pharmaceutical                                                        1.5
Royal Bank of Scotland Group                                                 1.4
UniCredito Italiano                                                          1.4
Telefonica SA                                                                1.3
--------------------------------------------------------------------------------
Total                                                                       17.5%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

** Weightings represent less than 0.05% of the Portfolio's net assets as of January 31, 2006.

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio's Class P shares returned 27.34% (before the deduction of the maximum UBS PACE program fee; 26.38% after the deduction of the maximum program fee), compared with the 31.53% return of the MSCI Emerging Markets Free (EMF) Index (the "Index") and the 31.74% return of the Lipper Emerging Markets Funds median. (Returns for all share classes over various time periods are shown in the "Performance at a Glance" table on page 59. Please note that those returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

MARKET REVIEW

The six-month period ended January 31, 2006, was characterized by yet more strength in the price of oil, which spelled mixed fortunes for the emerging markets. Oil-rich markets, such as Russia and Mexico, benefited, but net oil importers like Thailand were hurt. Nevertheless, the emerging markets asset class managed to sustain its record of outperformance against the developed world as emerging markets were buoyed by a supportive global backdrop. Meanwhile, a number of Latin American countries, as well as South Africa, were propped up by the global appetite for raw materials. US growth remained on a stable upward path, with the Federal Reserve Board enacting a series of interest rate hikes to moderate the pace of economic growth. In addition, improving economic conditions in Japan gave further reason for optimism, while indications suggested that Europe's economy could provide further impetus to global growth in 2006.

ADVISORS' COMMENTS

GARTMORE GLOBAL PARTNERS

Our portion of the Portfolio generated strong results during the reporting period and outperformed the Index. Our country allocation strategy made a significant positive contribution to performance. Our most successful positions were overweights in Brazil and Russia, two of the top-performing emerging markets during the reporting period. The Brazilian market gained strength as investors began to anticipate further monetary easing. This scenario led to an expected pickup in economic activity following a 75-basis-point cut in interest rates in January 2006. An underweight in Chile also enhanced results, as its market was a relative laggard. We have avoided taking an exposure to Chile because we have felt that the market has been relatively expensive and has been affected by political uncertainty.

Sector allocation was somewhat detrimental to performance during the period. This was largely attributable to residual cash holdings. These typically hinder performance in rising markets. While our underweight in the telecommunications sector generated positive returns, this was counteracted by an overweight in the poorly performing information technology sector.

At the stock level, our selection added value. As was true during the previous six-month period, our particular strength was identifying

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST - UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

ADVISORS:

Gartmore Global Partners ("GGP") and Mondrian Investment Partners ("Mondrian")

PORTFOLIO MANAGERS:

GGP: Philip Ehrmann and Peter Dalgliesh;
Mondrian: Team

OBJECTIVE:

Capital appreciation.

INVESTMENT PROCESS:

GGP seeks to identify and quantify unexpected earnings growth. This process is driven by a disciplined and consistent investment philosophy that allows GGP to identify those companies that GGP believes will deliver positive earnings growth that will likely exceed or be sustained beyond consensus expectations. To find these opportunities, GGP uses a top-down and bottom-up fundamental analysis. GGP also uses portfolio monitoring to manage the risk spectrum on the stock, sector, country and Portfolio level. GGP generally sells a security that it believes no longer has the potential for above-consensus earnings growth.

MONDRIAN conducts research on a global basis in an effort to identify securities that have the potential for long-term total return. The center of the research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

top-performing stocks in the financial and consumer discretionary sectors. Our above-Index exposure to retailers Lojas Renner S.A. (Brazil) and Hyundai Department Store Co., Ltd. (Korea) added considerably to performance. This lends credence to our view that domestic consumption in both countries is likely to make a greater contribution to overall growth. In financials, our out-of-Index position in Turkish stock DenizBank was among our top performers, as was our overweight in Korean financial bank Hana Financial Holdings. The avoidance of certain stocks also served to boost our relative returns. For example, we had no exposure to Indonesian car maker PT Astra International, which declined more than 16% during the reporting period due to poor conditions in the sector as well as earnings downgrades.

Among our segment's least-successful stock positions were overweights in a number of underperforming Taiwanese technology stocks, including Compal Electronics, Inc., Powerchip Semiconductor Corp. and Waffer Technology Corp. The Taiwanese market was a laggard throughout the year, hindered by its exposure to expensive oil imports, deteriorating asset quality in the financial sector and continued political uncertainty involving the Chinese mainland. These factors, however, appear to be increasingly priced in and/or expected to improve during the next 12 to 18 months.

MONDRIAN INVESTMENT PARTNERS

During the reporting period, our portion of the Portfolio lagged the Index after being hurt by an overweight position in the weak-performing Malaysian market. However, this was partially offset by strong stock selection in the country, as well as our underweight position in Taiwan. In terms of stock selection, there were other bright spots as well, including Thailand. However, this was not enough to offset the poor performance by holdings in China and Korea. During the period, some of our Asian stocks declined, including Maxis Communications and Plus Expressways in Malaysia, as investors sold shares due to the relatively slower growth prospects in the country compared to other markets. However, as mentioned, stock selection as a whole in the country was positive, and we continue to view Malaysia as an attractively valued market, particularly on a risk-adjusted basis.

In the European, African and Middle Eastern emerging market regions, our stock selection in Israel was strong as Bank Hapoalim rose 42.4%. The Egyptian stock market performed very strongly, but our stock selection, particularly Mobinil, detracted from relative returns despite rising more than 20% over the period. In Russia, we held an underweight position, based on a cautious long term view of the price of oil. This was a drag on performance as its market, led by energy stocks, excelled. That said, our holding in Russian oil stock Lukoil was an outstanding performer, returning 86% over the period. Our investment process is based on balancing the expected return against the return that would result if a 'worst case' scenario came to pass. Therefore, we continue to believe that valuations in Russia on a risk-adjusted basis are not compelling enough, and we remain underweight.

Elsewhere, our overweight position in Brazil helped performance, although our stock selection lagged the Index somewhat. Nevertheless our strongest performing stocks over the period, Itausa and Petrobras, were in Brazil, the former being the holding company for one of Brazil's largest private banks. Itausa benefited from the country's continued economic recovery, and Petrobras, the national oil company, also performed well. In contrast Ultrapar, a petrochemical company, fell 6.3%, and VCP, a paper and pulp manufacturer, rose only 8.2%, which detracted from relative returns. Both companies suffered from high input costs and a weak pricing environment. We believe both companies remain attractive for their long-term potential. In Mexico, as in Brazil, our security selection hurt relative returns. For example, Grupo Aeroportuario del Sureste fell 9.2% during the period as tourist arrivals slumped after Hurricane Wilma destroyed vacation facilities in the Yucatan peninsula.

PERFORMANCE AT A GLANCE (UNAUDITED)

                                                                                                        SINCE
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06   6 MONTHS     1 YEAR    5 YEARS    10 YEARS   INCEPTION^
-----------------------------------------------------------------------------------------------------------------
Before Deducting                         Class A*         27.24%      42.18%    13.06%       N/A        13.99%
Maximum Sales Charge                     Class B**        26.67       40.79     12.10        N/A        14.71
or UBS PACE Program Fee                  Class C***       26.83       41.05     12.18        N/A        14.64
                                         Class Y****      27.62       42.83       N/A        N/A        14.47
                                         Class P*****     27.34       42.27     13.28       4.42%        4.97

After Deducting                          Class A*         20.25       34.34     11.78        N/A        12.75
Maximum Sales Charge or                  Class B**        21.67       35.79     11.85        N/A        14.60
UBS PACE Program Fee                     Class C***       25.83       40.05     12.18        N/A        14.64
                                         Class P*****     26.38       40.15     11.59       2.86         3.41

MSCI Emerging Markets Free (EMF) Index                    31.53       49.18     18.90       7.39         7.60

Lipper Emerging Markets Funds median                      31.74       47.66     18.54       8.29         8.10

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum sales charge or UBS PACE program fee, were as follows:
Class A--1-year period, 21.78%; 5-year period, 12.09%; since inception, 10.62%; Class B--1-year period, 22.56%; 5-year period, 12.14%; since inception, 12.45%; Class C--1-year period, 26.91%; 5-year period, 12.49%; since inception, 12.52%; Class Y--1-year period, 29.39%; since inception, 12.24%; Class P--1-year period, 27.00%; 5-year period, 11.88%; 10-year period, 2.71%; since inception, 2.38%.

^ SINCE INCEPTION RETURNS ARE CALCULATED AS OF COMMENCEMENT OF ISSUANCE ON AUGUST 24, 1995 FOR CLASS P SHARES, DECEMBER 11, 2000 FOR CLASS A SHARES, DECEMBER 22, 2000 FOR CLASS B SHARES, DECEMBER 1, 2000 FOR CLASS C SHARES AND FEBRUARY 9, 2001 FOR CLASS Y SHARES. SINCE INCEPTION RETURNS FOR THE INDEX AND LIPPER MEDIAN ARE SHOWN AS OF AUGUST 31, 1995, WHICH IS THE NEAREST MONTH-END OF THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS
      P).

* MAXIMUM SALES CHARGE FOR CLASS A SHARES IS 5.5%. CLASS A SHARES BEAR ONGOING 12b-1 SERVICE FEES.

** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 5% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER A MAXIMUM OF SIX YEARS. CLASS B SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

*** MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1% IMPOSED ON REDEMPTIONS AND IS REDUCED TO 0% AFTER ONE YEAR. CLASS C SHARES BEAR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

**** THE PORTFOLIO OFFERS CLASS Y SHARES TO A LIMITED GROUP OF ELIGIBLE INVESTORS, INCLUDING CERTAIN QUALIFYING RETIREMENT PLANS. CLASS Y SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES.

***** CLASS P SHARES DO NOT BEAR INITIAL OR CONTINGENT DEFERRED SALES CHARGES OR
      ONGOING 12b-1 SERVICE AND DISTRIBUTION FEES, BUT ARE SUBJECT TO A MAXIMUM ANNUAL UBS PACE PROGRAM FEE OF 1.5% OF THE VALUE OF CLASS P SHARES.

The MSCI Emerging Markets Free (EMF) Index is a market capitalization-weighted index composed of companies representative of the market structure of 25 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS OR THE REDEMPTION OF PORTFOLIO SHARES. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS AT NET ASSET VALUE ON THE EX-DIVIDEND DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR MONTH-END PERFORMANCE FIGURES, PLEASE VISIT http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

SPECIAL CONSIDERATIONS

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

                                                                    BEGINNING          ENDING           EXPENSES PAID
                                                                  ACCOUNT VALUE    ACCOUNT VALUE        DURING PERIOD*
                                                                 AUGUST 1, 2005   JANUARY 31, 2006   08/01/05 TO 01/31/06
-------------------------------------------------------------------------------------------------------------------------
Class A       Actual                                             $     1,000.00   $       1,272.40   $              11.23
              Hypothetical (5% annual return before expenses)          1,000.00           1,015.32                   9.96

Class B       Actual                                                   1,000.00           1,266.70                  16.85
              Hypothetical (5% annual return before expenses)          1,000.00           1,010.33                  14.95

Class C       Actual                                                   1,000.00           1,268.30                  15.78
              Hypothetical (5% annual return before expenses)          1,000.00           1,011.29                  13.99

Class Y       Actual                                                   1,000.00           1,276.20                   9.01
              Hypothetical (5% annual return before expenses)          1,000.00           1,017.29                   7.98

Class P       Actual                                                   1,000.00           1,273.40                  11.29
              Hypothetical (5% annual return before expenses)          1,000.00           1,015.27                  10.01

*    Expenses are equal to the Portfolio's annualized net expense ratios: Class
     A: 1.96%, Class B: 2.95%, Class C: 2.76%, Class Y: 1.57%, Class P: 1.97%,
     multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                          1/31/06
--------------------------------------------------------------------------------
Net Assets (mm)                                                         $  320.8
Number of Securities                                                         180

PORTFOLIO COMPOSITION*                                                   1/31/06
--------------------------------------------------------------------------------
Equities (common and preferred stocks and rights)                           97.7%
Cash Equivalents and Other Assets Less Liabilities                           2.3
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

REGIONAL ALLOCATION*                                                     1/31/06
--------------------------------------------------------------------------------
Asia                                                                        48.6%
Europe/Middle East/Africa                                                   25.3
Latin America                                                               23.8
Cash Equivalents and Other Assets Less Liabilities                           2.3
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

TOP FIVE COUNTRIES (EQUITY INVESTMENTS)*                                 1/31/06
--------------------------------------------------------------------------------
South Korea                                                                 17.6%
Brazil                                                                      15.0
South Africa                                                                11.8
Taiwan                                                                      10.5
Mexico                                                                       6.8
--------------------------------------------------------------------------------
Total                                                                       61.7%
--------------------------------------------------------------------------------

TOP TEN EQUITY SECURITIES*                                               1/31/06
--------------------------------------------------------------------------------
Samsung Electronics                                                          3.9%
Petroleo Brasileiro SA-Petrobras                                             3.2
Cemex SA de C.V.                                                             1.7
Asustek Computer                                                             1.6
LUKOIL                                                                       1.6
ABSA Group                                                                   1.6
Companhia Vale do Rio Doce (CVRD)                                            1.6
Chunghwa Telecom                                                             1.3
Sasol                                                                        1.3
Maxis Communications Berhad                                                  1.2
--------------------------------------------------------------------------------
Total                                                                       19.0%
--------------------------------------------------------------------------------

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

UBS PACE SELECT ADVISORS TRUST

UBS PACE MONEY MARKET INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.42%
$   9,000   Federal Farm Credit Bank                                    02/01/06 to 02/07/06   4.240 to 4.605%*    $     8,999,182
    5,500   Federal Home Loan Bank                                      03/01/06 to 03/12/06   4.290 to 4.360*           5,499,364
    2,500   Federal Home Loan Mortgage Corp.                                  10/23/06             4.250                 2,500,000
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (cost - $16,998,546)                                                           16,998,546
----------------------------------------------------------------------------------------------------------------------------------
BANK NOTE - 2.26%
BANKING--U.S. - 2.26%
    6,000   Bank of America N.A. (cost - $6,000,000)                          03/07/06             4.560*                6,000,000
CERTIFICATES OF DEPOSIT - 16.61%
NON-U.S. - 7.55%
    1,000   Abbey National Treasury Services PLC                              03/06/06             4.415                 1,000,005
    3,500   ABN AMRO Bank NV                                                  01/24/07             4.850                 3,500,000
    5,000   Barclays Bank PLC                                                 03/13/06             4.455                 4,999,954
    3,000   BNP Paribas                                                       02/13/06             3.965                 3,000,000
    2,000   Deutsche Bank AG                                                  08/03/06             4.170                 2,000,000
    3,000   Fortis Bank NV-SA                                                 07/07/06             3.930                 3,000,000
    2,500   Svenska Handelsbanken                                             11/08/06             4.750                 2,500,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        19,999,959
----------------------------------------------------------------------------------------------------------------------------------
U.S. - 9.06%
    5,000   American Express Centurion Bank                                   02/13/06             4.380                 5,000,000
    2,000   First Tennessee Bank N.A. (Memphis)                               03/27/06             4.450                 2,000,000
    6,000   SunTrust Bank                                                     04/24/06             4.550                 6,000,000
    6,000   Washington Mutual Bank Federal Association                        02/16/06             4.390                 6,000,000
    5,000   Wells Fargo Bank N.A.                                             02/21/06             4.420                 5,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        24,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost - $43,999,959)                                                                      43,999,959
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 62.74%
ASSET BACKED-BANKING - 1.87%
    5,000   Atlantis One Funding                                              03/30/06             4.530                 4,964,138
ASSET BACKED-MISCELLANEOUS - 21.78%
    5,000   Amsterdam Funding Corp.                                           02/08/06             4.340                 4,995,781
    6,000   Barton Capital LLC                                                03/02/06             4.430                 5,978,588
    6,000   Bryant Park Funding LLC                                     02/09/06 to 02/17/06   4.350 to 4.440            5,992,187
    6,000   Chariot Funding LLC                                               02/15/06             4.410                 5,989,710
    4,000   Falcon Asset Securitization Corp.                                 02/07/06             4.330                 3,997,113
    6,000   Kitty Hawk Funding Corp.                                          02/15/06             4.400                 5,989,733
    5,000   Old Line Funding Corp.                                            02/07/06             4.330                 4,996,392
    6,000   Preferred Receivables  Funding Corp.                              02/27/06             4.490                 5,980,543
    4,000   Thunderbay Funding                                                04/10/06             4.450                 3,966,378
    6,000   Windmill Funding Corp.                                      02/16/06 to 03/24/06   4.390 to 4.490            5,975,430
    3,839   Yorktown Capital LLC                                        02/07/06 to 02/24/06   4.320 to 4.480            3,830,154
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        57,692,009
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
ASSET BACKED-SECURITIES - 15.03%
$   6,000   Beta Finance, Inc.                                          02/28/06 to 04/12/06   4.370 to 4.450%     $     5,969,585
    5,000   Cancara Asset Securitization LLC                                  02/02/06             4.310                 4,999,401
    3,000   CC (USA), Inc. (Centauri)                                         03/20/06             4.380                 2,982,845
    6,000   Galaxy Funding, Inc.                                        03/06/06 to 03/22/06       4.410                 5,969,865
    3,500   Grampian Funding LLC                                              03/29/06             4.100                 3,477,678
    4,500   K2 (USA) LLC                                                02/13/06 to 03/09/06   4.220 to 4.380            4,486,237
    1,000   Links Finance LLC                                                 02/09/06             4.230                   999,060
    7,000   Scaldis Capital LLC                                         02/27/06 to 04/20/06   4.500 to 4.510            6,954,406
    4,000   Solitaire Funding LLC                                       02/10/06 to 02/17/06   4.260 to 4.350            3,994,038
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        39,833,115
----------------------------------------------------------------------------------------------------------------------------------
BANKING-NON-U.S. - 11.26%
    2,000   Alliance & Leicester PLC                                          02/21/06             4.300                 1,995,222
    6,500   Allied Irish Banks N.A., Inc.                               02/16/06 to 04/05/06   4.390 to 4.425            6,458,538
    2,500   Bank of Ireland                                                   02/27/06             4.305                 2,492,227
    4,000   DNB NOR ASA                                                       03/28/06             4.410                 3,973,050
    5,000   HBOS Treasury Services PLC                                        03/09/06             4.370                 4,978,150
    6,000   KBC Financial Products  International, Ltd.                       03/29/06             4.350                 5,959,400
    1,000   Natexis Banques Populaires U.S. Finance Co. LLC                   04/19/06             4.490                   990,396
    3,000   Nationwide Building Society                                       04/12/06             4.470                 2,973,925
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        29,820,908
----------------------------------------------------------------------------------------------------------------------------------
BANKING-U.S. - 5.08%
    4,000   ING (US) Funding LLC                                        02/06/06 to 03/24/06   4.300 to 4.510            3,991,819
    6,000   Nordea N.A., Inc.                                           02/09/06 to 04/06/06   4.225 to 4.420            5,980,529
    3,500   Stadshypotek (Delaware), Inc.                                     03/21/06             4.470                 3,479,140
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,451,488
----------------------------------------------------------------------------------------------------------------------------------
BROKERAGE - 6.40%
    5,000   Bear Stearns Cos., Inc.                                           03/13/06             4.390                 4,975,611
    4,000   Credit Suisse First Boston USA, Inc.                        02/16/06 to 03/14/06   4.260 to 4.380            3,984,867
    5,000   Goldman Sachs Group, Inc.                                         02/23/06             4.280                 4,986,922
    3,000   Morgan Stanley                                                    02/01/06             4.580*                3,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        16,947,400
----------------------------------------------------------------------------------------------------------------------------------
FINANCE-NONCAPTIVE DIVERSIFIED - 1.32%
    3,500   International Lease Finance Corp.                                 02/06/06             4.190                 3,497,963
----------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $166,207,021)                                                                           166,207,021
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 11.53%
ASSET BACKED-SECURITIES - 1.79%
    1,000   Dorada Finance, Inc.**                                            03/10/06             3.500                   999,995
    1,750   K2 (USA) LLC**                                                    02/21/06             4.445*                1,749,963
    2,000   Links Finance LLC**                                               04/13/06             4.590*                2,000,096
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,750,054
----------------------------------------------------------------------------------------------------------------------------------
AUTOMOBILE OEM - 0.75%
    2,000   American Honda Finance Corp.**                                    03/13/06             4.440*                2,000,000

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - (CONCLUDED)
BANKING-NON-U.S. - 1.89%
$   2,000   Nationwide Building Society**                                     03/13/06             4.600%*         $     2,002,439
    3,000   Societe Generale**                                                02/02/06             4.355*                3,000,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,002,439
----------------------------------------------------------------------------------------------------------------------------------
FINANCE-CAPTIVE AUTOMOTIVE - 2.19%

    1,790   American Honda Finance Corp.**                                    04/11/06             4.730*                1,791,331
    4,000   Toyota Motor Credit Corp.                                   02/07/06 to 02/09/06   4.349 to 4.550*           3,999,924
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,791,255
----------------------------------------------------------------------------------------------------------------------------------
FINANCE-NONCAPTIVE CONSUMER - 2.64%
    1,000   CIT Group, Inc.                                                   04/19/06             4.702*                1,000,104
    6,000   HSBC Finance Corp.                                                02/01/06             4.645*                6,004,008
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,004,112
----------------------------------------------------------------------------------------------------------------------------------
FINANCE-NONCAPTIVE DIVERSIFIED - 2.27%
    6,000   General Electric Capital Corp.                              02/01/06 to 02/13/06   4.502 to 4.640*           6,000,897
----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost - $30,548,757)                                                             30,548,757
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.04%
       99   Repurchase Agreement dated 01/31/06 with State Street
              Bank & Trust Co., collateralized by $17,069
              U.S. Treasury Bills, zero coupon due 04/13/06 and
              $84,688 U.S. Treasury Notes, 2.500% due 05/31/06;
              (value - $101,400); proceeds: $99,011 (cost - $99,000)          02/01/06             4.000                    99,000

NUMBER OF
 SHARES
 (000)
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS+ - 1.05%
    1,779   AIM Liquid Assets Portfolio                                                            4.350                 1,778,649
      991   BlackRock Provident Institutional TempFund                                             4.318                   991,205
----------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $2,769,854)                                                                             2,769,854
----------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $266,623,137 which approximates cost for
  federal income tax purposes) - 100.65%                                                                               266,623,137
Liabilities in excess of other assets - (0.65)%                                                                         (1,730,373)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets (applicable to 264,893,361 shares of beneficial interest
  outstanding equivalent to $1.00 per share) - 100.00%                                                             $   264,892,764
----------------------------------------------------------------------------------------------------------------------------------

* Variable rate securities - maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2006, and reset periodically.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.11% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@    Interest rates shown are the discount rates at date of purchase.
+    Interest rates shown reflect yield at January 31, 2006.
OEM  Original Equipment Manufacturer

ISSUER BREAKDOWN BY COUNTRY                       PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                               79.4%
United Kingdom                                                               6.7
Belgium                                                                      3.4
Ireland                                                                      3.4
France                                                                       2.6
Norway                                                                       1.5
Netherlands                                                                  1.3
Sweden                                                                       0.9
Germany                                                                      0.8
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------


                       Weighted average maturity - 40 days


                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 5.15%
$       5   GNMA                                                              12/15/07               8.000%        $         5,086
       28   GNMA                                                              08/15/09               8.000                  29,217
      429   GNMA                                                              08/15/09               9.000                 443,770
        1   GNMA                                                              03/15/13              11.500                   1,165
       37   GNMA                                                              02/15/19              10.500                  41,649
      827   GNMA                                                              04/15/19               8.250                 891,005
        4   GNMA                                                              05/15/19              11.500                   4,571
       45   GNMA                                                              06/15/19              10.500                  50,107
      151   GNMA                                                              07/15/19              10.500                 169,040
       24   GNMA                                                              08/15/19              10.500                  26,931
        7   GNMA                                                              09/15/19              10.500                   8,093
        4   GNMA                                                              07/15/20              10.500                   4,923
       66   GNMA                                                              08/15/20              10.500                  73,923
       11   GNMA                                                              09/15/20              10.500                  12,409
       18   GNMA                                                              08/15/21               7.500                  19,341
        4   GNMA                                                              02/15/23               8.000                   4,592
        4   GNMA                                                              09/15/23               7.500                   4,270
      176   GNMA                                                              12/15/32               5.500                 177,527
      273   GNMA                                                              02/15/33               5.500                 275,010
      754   GNMA                                                              03/15/33               5.500                 758,183
    1,472   GNMA                                                              07/15/33               5.500               1,480,258
      920   GNMA                                                              01/15/34               5.500                 924,752
      948   GNMA                                                              03/15/34               5.500                 952,209
      990   GNMA                                                              04/15/34               5.500                 995,177
    1,024   GNMA                                                              05/15/34               5.500               1,029,090
      499   GNMA                                                              12/15/35               5.500                 501,844
       60   GNMA II                                                           04/20/25               9.000                  65,137
       13   GNMA II                                                           12/20/26               9.000                  14,028
       42   GNMA II                                                           01/20/27               9.000                  45,510
       23   GNMA II                                                           04/20/30               9.000                  25,586
        3   GNMA II                                                           06/20/30               9.000                   3,677
       28   GNMA II                                                           07/20/30               9.000                  30,942
        6   GNMA II                                                           09/20/30               9.000                   6,544
       41   GNMA II                                                           10/20/30               9.000                  45,077
       61   GNMA II                                                           11/20/30               9.000                  66,712
       30   GNMA II ARM                                                       07/20/17               4.750                  30,151
      390   GNMA II ARM                                                       01/20/18               4.625                 393,440
       32   GNMA II ARM                                                       04/20/18               4.375                  32,466
       16   GNMA II ARM                                                       05/20/18               4.875                  15,574
      114   GNMA II ARM                                                       06/20/19               4.875                 115,114
       38   GNMA II ARM                                                       05/20/21               4.375                  37,687
      392   GNMA II ARM                                                       09/20/21               4.750                 393,785
       64   GNMA II ARM                                                       11/20/21               4.125                  64,764
      382   GNMA II ARM                                                       06/20/22               4.375                 381,290

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$     134   GNMA II ARM                                                       11/20/22               4.125%        $       135,508
      285   GNMA II ARM                                                       01/20/23               4.375                 285,380
      158   GNMA II ARM                                                       03/20/23               4.375                 158,803
      453   GNMA II ARM                                                       01/20/24               4.375                 454,049
      377   GNMA II ARM                                                       04/20/24               4.375                 376,906
        2   GNMA II ARM                                                       12/20/24               4.125                   2,521
       34   GNMA II ARM                                                       01/20/25               4.375                  33,972
       96   GNMA II ARM                                                       02/20/25               4.375                  95,843
      130   GNMA II ARM                                                       03/20/25               4.375                 130,381
       85   GNMA II ARM                                                       03/20/25               4.500                  85,241
      320   GNMA II ARM                                                       05/20/25               4.375                 321,330
      134   GNMA II ARM                                                       06/20/25               4.375                 134,554
       95   GNMA II ARM                                                       08/20/25               4.750                  95,585
      105   GNMA II ARM                                                       09/20/25               4.750                 105,785
       81   GNMA II ARM                                                       10/20/25               4.125                  81,931
       15   GNMA II ARM                                                       12/20/25               4.125                  15,558
       70   GNMA II ARM                                                       03/20/26               4.375                  70,029
      673   GNMA II ARM                                                       04/20/26               4.375                 672,349
      318   GNMA II ARM                                                       06/20/26               4.375                 317,540
      128   GNMA II ARM                                                       08/20/26               4.750                 129,056
       17   GNMA II ARM                                                       09/20/26               4.750                  17,523
       58   GNMA II ARM                                                       10/20/26               4.125                  58,709
       81   GNMA II ARM                                                       12/20/26               4.125                  81,768
      454   GNMA II ARM                                                       01/20/27               4.375                 455,120
       51   GNMA II ARM                                                       02/20/27               4.375                  51,074
      233   GNMA II ARM                                                       04/20/27               4.375                 233,117
       46   GNMA II ARM                                                       07/20/27               4.750                  46,605
      127   GNMA II ARM                                                       08/20/27               4.750                 128,045
      226   GNMA II ARM                                                       11/20/27               4.125                 227,734
       24   GNMA II ARM                                                       12/20/27               4.125                  24,335
       46   GNMA II ARM                                                       01/20/28               4.375                  46,230
       13   GNMA II ARM                                                       02/20/28               4.250                  12,787
       32   GNMA II ARM                                                       02/20/28               4.375                  31,919
       57   GNMA II ARM                                                       10/20/29               4.125                  57,349
      220   GNMA II ARM                                                       04/20/30               4.375                 220,630
    3,921   GNMA II ARM                                                       05/20/30               4.375               3,938,132
       79   GNMA II ARM                                                       06/20/30               4.500                  79,360
      923   GNMA II ARM                                                       07/20/30               4.500                 920,996
      739   GNMA II ARM                                                       08/20/30               4.500                 739,102
      112   GNMA II ARM                                                       10/20/30               4.125                 112,818
      124   GNMA II ARM                                                       09/20/31               4.125                 124,417
       87   GNMA II ARM                                                       11/20/31               4.125                  87,798
    5,000   GNMA TBA                                                            TBA                  5.500               5,020,310
----------------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association Certificates
  (cost - $27,157,790)                                                                                                  27,069,825
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 18.61%
$     448   FHLMC                                                             07/01/08               6.000%        $        451,379
        4   FHLMC                                                             07/01/09               9.000                    3,874
       10   FHLMC                                                             02/01/10               9.000                   10,368
       16   FHLMC                                                             05/01/10              11.500                   17,308
       12   FHLMC                                                             08/01/10              11.500                   12,647
       14   FHLMC                                                             11/01/10              11.500                   15,490
       16   FHLMC                                                             05/01/11              11.000                   16,817
      253   FHLMC                                                             03/01/13               8.000                  270,710
        5   FHLMC                                                             03/01/13              11.000                    5,294
        7   FHLMC                                                             09/01/14              11.500                    7,382
        9   FHLMC                                                             07/01/15              11.000                   10,484
       14   FHLMC                                                             09/01/15              11.000                   15,049
        3   FHLMC                                                             10/01/15              11.000                    3,024
       20   FHLMC                                                             12/01/15              11.000                   22,523
       37   FHLMC                                                             12/01/15              11.500                   40,509
        4   FHLMC                                                             01/01/16              11.500                    4,231
      121   FHLMC                                                             05/01/16               8.500                  124,921
       59   FHLMC                                                             11/01/16               9.750                   62,294
        6   FHLMC                                                             10/01/17               7.500                    6,178
       43   FHLMC                                                             12/01/17              11.500                   46,879
       13   FHLMC                                                             01/01/18              11.500                   14,294
        6   FHLMC                                                             04/01/19              11.000                    6,562
        8   FHLMC                                                             05/01/19              11.500                    8,717
        1   FHLMC                                                             06/01/19              11.000                      583
       24   FHLMC                                                             06/01/19              11.500                   26,383
+       0   FHLMC                                                             08/01/20              11.000                       94
        5   FHLMC                                                             09/01/20              11.000                    5,685
       53   FHLMC                                                             11/01/20              10.500                   58,940
       14   FHLMC                                                             11/01/24               7.500                   14,555
      314   FHLMC                                                             04/01/25               9.000                  329,791
        3   FHLMC                                                             08/01/25               7.000                    3,457
    2,044   FHLMC                                                             02/01/33               5.500                 2,027,52
      763   FHLMC                                                             03/01/33               5.500                  757,306
      908   FHLMC                                                             04/01/33               5.500                  900,677
      953   FHLMC                                                             05/01/33               5.500                  945,206
    4,442   FHLMC                                                             06/01/33               5.500                4,406,928
    1,009   FHLMC                                                             10/01/33               5.500                1,001,074
      490   FHLMC                                                             12/01/33               5.500                  486,009
      175   FHLMC                                                             03/01/34               5.500                  173,841
    1,421   FHLMC                                                             10/01/34               5.500                1,409,475
    1,006   FHLMC                                                             12/01/34               5.500                  997,188
    9,041   FHLMC                                                             02/01/35               5.500                8,958,290
      280   FHLMC                                                             05/01/35               5.500                  277,592
    1,700   FHLMC                                                             06/01/35               5.500                1,683,000

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - (CONCLUDED)
$  18,722   FHLMC                                                             08/01/35               5.000%        $    18,083,165
   23,704   FHLMC                                                             09/01/35               5.000              22,894,440
    3,988   FHLMC                                                             11/01/35               5.000               3,851,730
    3,955   FHLMC                                                             12/01/35               5.000               3,819,499
      426   FHLMC ARM                                                         10/01/23               5.596                 434,405
      654   FHLMC ARM                                                         07/01/24               5.741                 669,486
    1,024   FHLMC ARM                                                         11/01/25               5.616               1,050,367
      888   FHLMC ARM                                                         10/01/27               5.614                 912,217
    1,369   FHLMC ARM                                                         10/01/27               5.913               1,403,470
      332   FHLMC ARM                                                         11/01/27               5.424                 339,292
      235   FHLMC ARM                                                         01/01/28               5.994                 239,991
    1,430   FHLMC ARM                                                         06/01/28               5.592               1,466,772
    1,004   FHLMC ARM                                                         07/01/28               5.560               1,028,023
      683   FHLMC ARM                                                         01/01/29               5.636                 701,519
      942   FHLMC ARM                                                         04/01/29               5.434                 965,148
       48   FHLMC ARM                                                         10/01/29               6.954                  49,394
    1,646   FHLMC ARM                                                         11/01/29               5.556               1,694,791
      712   FHLMC ARM                                                         12/01/29               5.576                 731,908
      190   FHLMC ARM                                                         01/01/30               5.903                 194,503
   10,000   FHLMC TBA                                                           TBA                  5.000               9,653,120
    2,000   FHLMC TBA                                                           TBA                  6.000               2,020,000
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $99,055,375)                                                                                                  97,843,770
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 1.59%
      290   FHA GMAC                                                          04/01/19               7.480                 293,163
    1,568   FHA GMAC                                                          02/01/21               7.400               1,568,243
       96   FHA GMAC                                                          05/01/21               7.450                  95,919
    1,498   FHA Reilly                                                        07/01/20               6.896               1,505,560
       91   FHA Reilly                                                        08/01/20               7.430                  92,104
    4,790   FHA Wingate St. Francis                                           04/01/31               8.375               4,790,446
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates (cost - $8,368,208)                                                    8,345,435
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 90.13%
      188   FNMA                                                              05/01/09               9.000                 195,871
      172   FNMA                                                              07/01/09               7.249                 180,153
        5   FNMA                                                              12/01/09               9.500                   5,516
       34   FNMA                                                              04/01/10               9.250                  35,049
        8   FNMA                                                              03/01/11              10.250                   8,146
       36   FNMA                                                              04/01/11              10.250                  38,348
        4   FNMA                                                              02/01/12              10.500                   4,048
       19   FNMA                                                              09/01/12               6.500                  19,463
       43   FNMA                                                              12/01/12               6.500                  44,469
        6   FNMA                                                              01/01/13               6.500                   5,881
       40   FNMA                                                              02/01/13               6.500                  40,691
       74   FNMA                                                              03/01/13               6.500                  76,014

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$      39   FNMA                                                              04/01/13               6.500%        $        40,140
       71   FNMA                                                              04/01/13               9.250                  74,424
      126   FNMA                                                              06/01/13               6.500                 129,543
       40   FNMA                                                              07/01/13               6.500                  41,304
        3   FNMA                                                              07/01/13              10.500                   3,421
       24   FNMA                                                              07/01/13              11.000                  26,093
       30   FNMA                                                              08/01/13               6.500                  30,958
      184   FNMA                                                              09/01/13               6.500                 189,124
       60   FNMA                                                              10/01/13               6.500                  61,129
       76   FNMA                                                              11/01/13               6.500                  77,728
        2   FNMA                                                              04/01/14              10.500                   1,979
       12   FNMA                                                              05/01/14               5.500                  11,794
       67   FNMA                                                              05/01/14               9.250                  69,208
       33   FNMA                                                              09/01/15              10.500                  35,926
       22   FNMA                                                              10/01/15              11.000                  24,123
+       0   FNMA                                                              11/01/15              10.500                     156
       46   FNMA                                                              11/01/15              11.000                  49,859
       28   FNMA                                                              12/01/15               9.250                  29,299
        8   FNMA                                                              01/01/16              11.000                   8,716
       13   FNMA                                                              02/01/16              11.000                  13,435
       15   FNMA                                                              03/01/16              11.000                  15,578
      402   FNMA                                                              06/01/17               5.500                 403,355
    2,394   FNMA                                                              10/01/17               5.000               2,370,879
    1,260   FNMA                                                              05/01/18               5.000               1,246,464
       36   FNMA                                                              07/01/18               5.000                  35,598
      628   FNMA                                                              08/01/18               5.000                 621,739
    1,994   FNMA                                                              10/01/18               5.000               1,973,723
    8,092   FNMA                                                              11/01/18               5.000               8,008,104
    2,374   FNMA                                                              12/01/18               5.000               2,348,897
   10,073   FNMA                                                              02/01/19               5.000               9,958,359
    2,371   FNMA                                                              04/01/19               5.000               2,343,831
      825   FNMA                                                              05/01/19               5.000                 815,457
    2,110   FNMA                                                              06/01/19               5.000               2,085,912
   13,474   FNMA                                                              07/01/19               5.000              13,320,810
      157   FNMA                                                              07/01/19               6.500                 162,796
       12   FNMA                                                              07/01/19              10.500                  13,499
    3,437   FNMA                                                              08/01/19               5.000               3,397,459
       89   FNMA                                                              08/01/19              10.000                  95,418
       36   FNMA                                                              09/01/19               5.000                  35,536
    1,850   FNMA                                                              10/01/19               5.000               1,829,078
      128   FNMA                                                              10/01/19               9.000                 138,907
    2,461   FNMA                                                              12/01/19               5.000               2,432,669
    4,156   FNMA                                                              01/01/20               5.000               4,106,824
    4,993   FNMA                                                              02/01/20               5.000               4,933,370

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$   1,502   FNMA                                                              03/01/20               5.000%        $     1,484,466
    4,914   FNMA                                                              04/01/20               5.000               4,855,781
    1,723   FNMA                                                              05/01/20               5.000               1,702,430
       13   FNMA                                                              05/01/20              11.000                  13,918
       55   FNMA                                                              06/01/20               5.000                  54,239
    1,384   FNMA*                                                             07/01/20               4.500               1,344,309
        5   FNMA                                                              08/01/20              10.500                   5,918
    3,451   FNMA                                                              09/01/20               5.000               3,410,121
    1,873   FNMA                                                              10/01/20               5.000               1,851,000
       82   FNMA                                                              11/01/20               5.000                  81,465
    8,922   FNMA*                                                             12/01/20               4.500               8,664,065
      736   FNMA                                                              12/01/20               5.000                 726,735
      467   FNMA                                                              01/01/21               5.000                 461,878
      233   FNMA                                                              02/01/21               5.000                 229,954
        9   FNMA                                                              09/01/21              10.500                   9,373
       16   FNMA                                                              04/01/22              10.500                  16,931
        2   FNMA                                                              06/01/24               7.500                   2,577
       47   FNMA                                                              07/01/24               7.500                  49,625
       74   FNMA                                                              08/01/24               7.500                  78,176
        3   FNMA                                                              12/01/24               7.500                   2,895
       13   FNMA                                                              06/01/25               7.500                  13,328
       22   FNMA                                                              07/01/25               7.500                  23,503
      248   FNMA                                                              09/01/25               8.500                 268,962
       67   FNMA                                                              02/01/26               9.000                  72,855
       12   FNMA                                                              04/01/26               6.500                  12,255
      134   FNMA                                                              10/01/26               7.500                 140,196
       94   FNMA                                                              11/01/26               7.500                  98,206
       88   FNMA                                                              11/01/26               8.000                  93,212
      116   FNMA                                                              03/01/29               6.500                 119,276
      290   FNMA                                                              05/01/29               6.500                 298,391
      343   FNMA                                                              01/01/32               6.000                 346,558
      108   FNMA                                                              02/01/32               5.500                 107,661
      234   FNMA                                                              04/01/32               6.000                 236,266
      274   FNMA                                                              07/01/32               6.500                 281,452
        4   FNMA                                                              08/01/32               6.500                   4,519
      219   FNMA                                                              09/01/32               6.000                 221,453
      296   FNMA                                                              10/01/32               6.000                 299,860
    2,328   FNMA                                                              11/01/32               5.500               2,308,088
      343   FNMA                                                              12/01/32               6.000                 346,858
    1,149   FNMA                                                              01/01/33               5.500               1,138,575
      580   FNMA                                                              01/01/33               6.000                 586,917
      693   FNMA                                                              02/01/33               5.500                 686,905
      403   FNMA                                                              02/01/33               6.000                 407,200
    1,134   FNMA                                                              03/01/33               6.500               1,162,839

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONTINUED)
$       7   FNMA                                                              05/01/33               6.500%        $         7,601
      218   FNMA                                                              06/01/33               5.500                 216,587
      383   FNMA                                                              06/01/33               6.000                 387,252
      302   FNMA                                                              07/01/33               6.000                 305,235
      813   FNMA                                                              09/01/33               5.500                 805,555
    1,232   FNMA                                                              10/01/33               5.500               1,221,771
      295   FNMA                                                              10/01/33               6.000                 298,577
      301   FNMA                                                              11/01/33               5.500                 298,274
      998   FNMA                                                              11/01/33               6.000               1,008,392
    1,174   FNMA                                                              12/01/33               5.500               1,164,243
        8   FNMA                                                              12/01/33               6.500                   8,167
    1,880   FNMA                                                              01/01/34               5.500               1,863,542
      307   FNMA                                                              02/01/34               5.500                 304,364
    3,268   FNMA                                                              02/01/34               6.000               3,303,353
      775   FNMA                                                              03/01/34               5.500                 767,350
    1,667   FNMA                                                              04/01/34               5.500               1,650,871
      158   FNMA                                                              04/01/34               6.500                 162,172
      254   FNMA                                                              05/01/34               6.000                 256,983
    4,647   FNMA                                                              06/01/34               5.500               4,601,481
    2,222   FNMA                                                              07/01/34               5.500               2,200,706
       96   FNMA                                                              07/01/34               6.500                  98,193
    5,967   FNMA                                                              08/01/34               6.000               6,032,077
    9,039   FNMA                                                              09/01/34               5.500               8,950,258
    4,176   FNMA                                                              09/01/34               6.000               4,219,201
    2,330   FNMA                                                              10/01/34               6.000               2,354,269
    8,161   FNMA                                                              11/01/34               5.500               8,081,060
   12,040   FNMA                                                              11/01/34               6.000              12,164,945
      335   FNMA                                                              11/01/34               6.500                 343,800
      203   FNMA                                                              12/01/34               6.000                 204,689
      521   FNMA                                                              01/01/35               5.500                 515,449
    2,387   FNMA                                                              01/01/35               6.000               2,411,790
   15,921   FNMA                                                              02/01/35               5.500              15,767,089
    1,406   FNMA                                                              02/01/35               6.000               1,420,549
    6,169   FNMA                                                              04/01/35               5.500               6,104,771
    6,807   FNMA                                                              04/01/35               6.000               6,878,209
    4,767   FNMA                                                              05/01/35               5.500               4,717,645
    1,550   FNMA                                                              05/01/35               6.000               1,566,032
    2,558   FNMA                                                              06/01/35               5.500               2,531,696
      347   FNMA                                                              06/01/35               6.000                 350,613
      719   FNMA                                                              07/01/35               5.500                 711,302
    2,546   FNMA                                                              07/01/35               6.000               2,571,594
      973   FNMA                                                              08/01/35               5.000                 939,976
    1,954   FNMA                                                              08/01/35               5.500               1,934,073
      998   FNMA                                                              08/01/35               6.000               1,008,039

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - (CONCLUDED)
$     326   FNMA                                                              09/01/35               5.000%        $       314,837
    1,362   FNMA                                                              09/01/35               6.000               1,376,247
    1,188   FNMA                                                              10/01/35               5.000               1,147,957
      405   FNMA                                                              10/01/35               6.000                 408,736
    2,104   FNMA                                                              11/01/35               5.000               2,033,905
       89   FNMA                                                              11/01/35               6.000                  90,085
    1,383   FNMA                                                              12/01/35               5.000               1,336,370
      493   FNMA ARM                                                          09/01/15               5.210                 494,440
       20   FNMA ARM                                                          11/01/23               5.226                  20,621
      727   FNMA ARM                                                          03/01/25               5.095                 741,093
      204   FNMA ARM                                                          02/01/26               5.659                 207,474
      267   FNMA ARM                                                          09/01/26               5.409                 272,795
    4,745   FNMA ARM                                                          10/01/26               5.112               4,884,004
      204   FNMA ARM                                                          12/01/27               6.534                 206,132
      132   FNMA ARM                                                          02/01/29               5.503                 135,326
      235   FNMA ARM                                                          02/01/30               5.556                 239,373
      302   FNMA ARM                                                          05/01/30               5.173                 305,553
      142   FNMA ARM                                                          07/01/30               5.107                 143,811
    3,938   FNMA ARM                                                          03/01/44               4.678               3,951,015
   12,000   FNMA TBA*                                                           TBA                  4.500              11,643,744
   10,000   FNMA TBA                                                            TBA                  4.500               9,696,880
   54,000   FNMA TBA                                                            TBA                  5.000              52,591,868
  141,000   FNMA TBA                                                            TBA                  5.500             139,457,742
   30,500   FNMA TBA                                                            TBA                  6.000              30,761,880
----------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates
  (cost - $477,814,542)                                                                                                473,759,144
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.32%
    2,231   Chevy Chase Funding LLC, Series 2004-1, Class A1 (2)              01/25/35               4.000++             2,232,522
    1,261   Federal Agricultural 2002, Mortgage Corp.,
              Series Class AA1                                                04/25/11               7.827               1,297,421
      173   FHLMC REMIC, Series 0023, Class KZ                                11/25/23               6.500                 175,947
       52   FHLMC REMIC, Series 0159, Class H                                 09/15/21               4.500                  51,497
      230   FHLMC REMIC, Series 1003, Class H                                 10/15/20               5.250++               230,236
        9   FHLMC REMIC, Series 1349, Class PS                                08/15/22               7.500                   9,263
    1,359   FHLMC REMIC, Series 1502, Class PX                                04/15/23               7.000               1,394,693
      734   FHLMC REMIC, Series 1534, Class Z                                 06/15/23               5.000                 727,103
      255   FHLMC REMIC, Series 1573, Class PZ                                09/15/23               7.000                 267,068
      117   FHLMC REMIC, Series 1658, Class GZ                                01/15/24               7.000                 121,074
      488   FHLMC REMIC, Series 1694, Class Z                                 03/15/24               6.500                 488,878
       22   FHLMC REMIC, Series 1775, Class Z                                 03/15/25               8.500                  22,403
       36   FHLMC REMIC, Series 2258, Class F                                 06/15/29               4.820++                35,751
      196   FHLMC REMIC, Series 2411, Class FJ                                12/15/29               4.820++               196,050
      659   FNMA REMIC, Trust 1987-002, Class Z                               11/25/17              11.000                 734,487
      554   FNMA REMIC, Trust 1988-007, Class Z                               04/25/18               9.250                 588,393
        6   FNMA REMIC, Trust 1992-074, Class Z                               05/25/22               8.000                   6,343
       34   FNMA REMIC, Trust 1992-129, Class L                               07/25/22               6.000                  34,409

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
$     103   FNMA REMIC, Trust 1992-158, Class ZZ                              08/25/22               7.750%        $       111,718
    1,329   FNMA REMIC, Trust 1993-037, Class PX                              03/25/23               7.000               1,383,602
        4   FNMA REMIC, Trust 1993-240, Class Z                               12/25/13               6.250                   4,134
       57   FNMA REMIC, Trust 1993-250, Class Z                               12/25/23               7.000                  59,135
      130   FNMA REMIC, Trust G92-040, Class ZC                               07/25/22               7.000                 134,547
      148   FNMA REMIC, Trust G94-006, Class PJ                               05/17/24               8.000                 155,799
      129   GNMA REMIC, Trust 2000-009, Class FH                              02/16/30               4.970++               130,509
    6,445   Indymac Index Mortgage Loan Trust, Series 2005-AR2,
              Class 2A1A                                                      02/25/35               4.850++             6,441,014
    1,961   Sequoia Mortgage Trust, Series 5, Class A                         10/19/26               4.833++             1,966,706
       52   Small Business Administration, Series 1997-P10, Class B11         05/01/07               7.310                  53,336
      558   Small Business Administration, Series 2000-10, Class B1           08/01/10               7.449                 592,809
    3,092   Washington Mutual, Series 2003-R1, Class A1                       12/25/27               4.800++             3,089,719
----------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $22,305,966)                                                         22,736,566
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.70%
    1,643   Centex Home Equity Loan Trust, Series 2005-C, Class AV1           06/25/35               4.620++             1,642,595
      735   Conseco Finance Securitizations Corp., Series 2000-5,
              Class M1                                                        02/01/32               8.400                  79,286
    1,638   Embarcadero Aircraft Securitization Trust, Series
              2000-A, Class B (2)~                                            08/15/25               5.570++                16,381
      757   EMC Mortgage Loan Trust, Series 2003-A, Class A2 (2)              08/25/40               5.280++               768,023
      851   First Franklin Mortgage Loan Trust, Series 2003-FF5,
              Class A2                                                        03/25/34               5.180++               850,036
      114   Green Tree Financial Corp., Series 1998-2, Class A5               11/01/16               6.240                 113,241
    6,000   Long Beach Mortgage Loan Trust, Series 2006-WL1,
              Class 2A1                                                       01/25/36               4.660++             6,000,000
    1,175   Renaissance Home Equity Loan Trust, Series 2003-2,
              Class A                                                         08/25/33               4.970++             1,178,837
      423   Residential Asset Mortgage Products, Inc.,
              Series2004-RS8, Class AII1                                      05/25/26               4.670++               423,158
      130   Specialty Underwriting & Residential Financing,
              Series 2003-BC1, Class A                                        01/25/34               4.870++               130,077
    3,000   Specialty Underwriting & Residential Financing,
              Series 2006-BC1, Class A2A                                      12/25/36               4.677++             3,000,000
----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $16,458,285)                                                                      14,201,634
----------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES+++ - 0.24%
      491   FHLMC REMIC, Series 0013, Class B (1)                             06/25/23               7.000                  96,571
       28   FHLMC REMIC, Series 1554, Class I (1)                             08/15/08               6.500                   1,550
      652   FHLMC REMIC, Series 1627, Class PN (1)                            09/15/22               6.000                  16,673
       40   FHLMC REMIC, Series 2136, Class GD (1)                            03/15/29               7.000                   7,867
      200   FHLMC REMIC, Series 2178, Class PI (1)                            08/15/29               7.500                  39,934
+       0   FNMA REMIC, Trust 1992-142, Class KB (1)                          08/25/07              11.980                   2,708
+       0   FNMA REMIC, Trust 1992-157, Class JA (1)                          09/25/07              10.146                   2,578
   40,033   Hilton Hotel Pool Trust, Series 2000-HLTA, Class X (2)            10/03/15               0.614++             1,084,153
----------------------------------------------------------------------------------------------------------------------------------
Total Stripped Mortgage-Backed Securities (cost - $1,252,123)                                                            1,252,034
----------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 0.34%
FINANCE-NONCAPTIVE DIVERSIFIED - 0.34%
    1,800   General Electric Capital Corp. (cost - $1,800,000)                02/01/06               4.170               1,800,000
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 15.72%
   41,600   Federal Home Loan Bank                                            02/01/06               4.063              41,600,000
    2,900   Federal Home Loan Mortgage Corp.                                  02/28/06               4.160               2,890,811
   37,500   Federal National Mortgage Association                       02/01/06 to 04/26/06   4.064 to 4.435           37,306,651
      815   U.S. Treasury Bills++++                                     03/02/06 to 03/16/06   3.830 to 3.895              812,169
----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
  (cost - $82,609,631)                                                                                                  82,609,631
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)                                                                         DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 9.36%
$  47,000   Repurchase Agreement dated 01/31/06 with Credit Suisse,
              collateralized by $46,102,000 U.S. Treasury Notes,
              4.875% due 02/15/12 (value - $47,940,912);
              proceeds: $47,005,692                                           02/01/06               4.360%        $    47,000,000

    2,207   Repurchase Agreement dated 01/31/06 with
              State Street Bank & Trust Co., collateralized by
              $2,260,000 U.S. Treasury Notes, 2.500% due 05/31/06;
              (value -  $2,254,350); proceeds: $2,207,245                     02/01/06               4.000               2,207,000
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $49,207,000)                                                                        49,207,000
----------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS
 (000)
----------------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.02%
CALL OPTIONS PURCHASED - 0.02%
  100,000   3 Month LIBOR(3) Interest Rate Swap, strike @ 4.50%,
              expires 10/18/06                                                                                              91,000
        1   90 Day Euro Dollar Futures(4), strike @ $95.25,
              expires 03/13/06                                                                                              25,000
Total Options (cost - $511,625)                                                                                            116,000
----------------------------------------------------------------------------------------------------------------------------------
Total Investments Before Investments Sold Short
  (cost - $786,540,545) - 148.18%                                                                                      778,941,039
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT
 (000)
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SOLD SHORT - (4.06)%
  (22,000)  FNMA TBA (proceeds - $21,370,703)                                    TBA                 4.500             (21,346,864)
Liablilities in excess of other assets - (44.12)%                                                                     (231,935,142)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                                   525,659,033
----------------------------------------------------------------------------------------------------------------------------------

@      Interest rates shown are the discount rates at date of purchase.
*      Partial amount pledged as collateral for investments sold short.
++ Floating rate securities. The interest rates shown are the current rates as of January 31, 2006.
++++   Partial amount pledged as collateral for futures transactions.
+      Principal amount is less than $500.
~      Bond Interest in default.
+++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(1)    Illiquid securities representing 0.03% of net assets as of January 31,
       2006.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.78% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)    3 Month LIBOR (London Interbank Offered Rate) at January 31, 2006 was
       4.680%.
(4)    90 Day Euro Dollar Future rate at January 31, 2006 was 4.825%.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2006.
FHA    Federal Housing Administration.
FHLMC  Federal Home Loan Mortgage Corporation.
FNMA   Federal National Mortgage Association
GMAC   General Motors Acceptance Corporation.
GNMA   Government National Mortgage Association.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

WRITTEN OPTIONS

NUMBER OF
CONTRACTS
 (000)                                                                                                                  VALUE
----------------------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
   43,000   3 Month LIBOR(3) Interest Rate Swap, strike @ 4.56%,
              expires 10/18/06                                                                                     $       146,200
        1   90 Day Euro Dollar Futures(4), strike @ $95.50,
              expires 03/13/06                                                                                                  --
----------------------------------------------------------------------------------------------------------------------------------
Total Written Options (premiums received - $508,550)                                                               $       146,200
----------------------------------------------------------------------------------------------------------------------------------

(3)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2006 was
     4.680%.
(4)  90 Day Euro Dollar Future rate at January 31, 2006 was 4.825%.

FUTURES CONTRACTS

NUMBER OF                                                                       IN                EXPIRATION          UNREALIZED
CONTRACTS    CONTRACTS TO RECEIVE                                           EXCHANGE FOR             DATE            DEPRECIATION
----------------------------------------------------------------------------------------------------------------------------------
      100   90 Day Euro Dollar Futures                                  $         23,802,500    September 2006     $        33,750

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 20.13%
    1,720   U.S. Treasury Bonds                                               02/15/20              8.500%         $     2,382,267
    4,257   U.S. Treasury Inflation Index Notes                               04/15/10              0.875                4,078,600
   18,285   U.S. Treasury Notes (1)                                           09/30/07              4.000               18,122,867
   25,385   U.S. Treasury Notes (1)                                           10/31/07              4.250               25,261,045
    9,590   U.S. Treasury Notes (1)                                           12/31/07              4.375                9,562,275
   21,145   U.S. Treasury Notes                                               11/15/08              4.375               21,082,221
      795   U.S. Treasury Notes                                               01/15/11              4.250                  787,485
      500   U.S. Treasury Notes                                               11/15/15              4.500                  498,848
----------------------------------------------------------------------------------------------------------------------------------
Total U.S. Government Obligations (cost - $81,850,979)                                                                  81,775,608
----------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATE - 0.40%
    1,680   GNMA II ARM (cost - $1,647,793)                                   06/20/34              3.750                1,638,942

FEDERAL HOME LOAN BANK CERTIFICATES - 5.08%
    4,485   FHLB                                                              03/07/07              3.050                4,391,259
    7,400   FHLB                                                              03/07/07              3.750                7,313,302
    9,000   FHLB                                                              05/08/07              4.250                8,934,624
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Bank Certificates (cost - $20,686,711)                                                          20,639,185
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 9.69%
    4,200   FHLMC                                                             03/16/07              2.700                4,100,242
    3,875   FHLMC                                                             04/19/07              3.010                3,791,614
    4,175   FHLMC                                                             09/14/07              3.300                4,077,230
    1,125   FHLMC                                                             02/27/09              3.750                1,086,644
    1,430   FHLMC                                                             10/27/14              5.000                1,410,744
   11,772   FHLMC ##                                                          09/01/20              5.000               11,631,231
      598   FHLMC ##                                                          11/01/20              5.000                  590,749
    9,245   FHLMC ##                                                          12/01/20              5.000                9,134,954
    2,134   FHLMC ##                                                          01/01/21              5.000                2,108,376
    1,477   FHLMC ARM                                                         12/01/34              4.206                1,431,650
----------------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost - $39,447,563)                                                                                                  39,363,434
----------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 5.38%
    1,775   FNMA                                                              06/16/06              1.750                1,756,091
    3,775   FNMA                                                              01/30/07              2.710                3,696,941
    1,915   FNMA                                                              01/26/09              4.000                1,872,704
    1,667   FNMA                                                              11/01/11              5.793                1,714,799
      845   FNMA                                                              05/01/13              4.625                  818,378
    2,050   FNMA                                                              03/02/15              5.000                2,011,429
      599   FNMA ARM                                                          08/01/32              5.551                  600,164
    2,229   FNMA ARM                                                          04/01/34              4.002                2,173,598
    1,396   FNMA ARM                                                          06/01/34              3.871                1,350,466
    5,930   FNMA ARM                                                          07/01/35              4.660                5,841,702
----------------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates
  (cost - $22,212,222)                                                                                                  21,836,272
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 16.61%
    2,041   Banc of America Commercial Mortgage, Inc., Series 2001-1,
              Class A2                                                        04/15/36              6.503                2,137,069
    2,145   Banc of America Commercial Mortgage, Inc.,
              Series 2002-PB2, Class A4                                       06/11/35              6.186                2,246,015

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)
    2,530   Bear Stearns Alternative Loan Trust-A Trust,
              Series 2004-13, Class A1                                        11/25/34              4.900%++       $     2,534,303
    3,455   Bear Stearns ARM Trust, Series 2004-5, Class 2A                   07/25/34              4.014                3,346,843
    2,000   Chase Commercial Mortgage Securities Corp.,
              Series 1999-2, Class A2                                         01/15/32              7.198                2,133,846
    1,873   Commercial Mortgage Acceptance Corp., Series 1998-C2,
              Class A2                                                        09/15/30              6.030                1,898,221
    3,702   Countrywide Alternative Loan Trust, Series 2005-56,
              Class 1A1                                                       11/25/35              5.260++              3,750,746
    2,010   FHLMC REMIC Trust, Series 2626, Class NA                          06/15/23              5.000                2,002,763
    1,364   First Union - Lehman Brothers - Bank of America,
              Series 1998-C2, Class A2                                        11/18/35              6.560                1,398,493
    3,125   First Union National Bank Commercial Mortgage Trust,
              Series 2001-C3, Class A3                                        08/15/33              6.423                3,294,305
      246   FNMA REMIC Trust, Series 2002-63, Class EJ                        10/25/32              6.000                  245,832
    2,822   FNMA REMIC Trust, Series 2004-25, Class PA                        10/25/30              5.500                2,824,579
    2,606   FNMA REMIC Trust, Series 2004-36, Class BS                        11/25/30              5.500                2,620,463
    1,970   FNMA REMIC Trust, Series 2005-57, Class PA                        05/25/27              5.500                1,979,896
    2,368   FNMA REMIC Trust, Series 2005-70, Class KB                        05/25/35              5.500                2,381,987
    2,562   FNMA REMIC Trust, Series 2005-83, Class LA                        10/25/35              5.500                2,575,689
    2,652   FNMA REMIC Trust, Series 2005-109, Class PV                       10/25/32              6.000                2,705,341
    1,670   GMAC Commercial Mortgage Securities, Inc.,
              Series 1999-C3, Class A2                                        08/15/36              7.179                1,763,820
    1,650   GMAC Commercial Mortgage Securities, Inc.,
              Series 2005-C1, Class AM                                        05/10/43              4.754                1,583,926
    1,900   Goldman Sachs Mortgage Securities Corp. II,
              Series 2005-GG4, Class A4A                                      07/10/39              4.751                1,830,931
    2,090   J.P. Morgan Chase Commercial Mortgage Securities,
              Series 2004-CBX, Class A4                                       01/12/37              4.529                2,022,480
    1,850   Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1998-C4, Class A1B                                       10/15/35              6.210                1,896,809
    1,115   Lehman Brothers Commercial Conduit Mortgage Trust,
              Series 1999-C2, Class A1                                        10/15/32              7.105                1,124,985
    2,600   Morgan Stanley Capital I, Series 2005-HQ6, Class A2A              08/13/42              4.882                2,572,185
      245   Nationslink Funding Corp., Series 1999-SL, Class A6               11/10/30              6.608                  245,256
    1,868   Small Business Administration, Series 2004-P10B, Class 1          08/10/14              4.754                1,824,212
    1,216   Structured ARM Loan Trust, Series 2004-13, Class A2               09/25/34              4.830                1,216,715
    1,669   Structured Asset Securities Corp., Series 2003-2,
              Class C (2)                                                     01/21/09              4.000++              1,668,290
    1,077   Structured Asset Securities Corp., Series 2003-AL1,
              Class A (2)                                                     04/25/31              3.356                  971,451
    2,943   Structured Asset Securities Corp., Series 2004-6,
              Class 4A1 ARM                                                   06/25/34              4.847                2,856,719
    2,860   Washington Mutual Asset Securities Corp.,
              Series 2005-C1A, Class A2 (2)                                   05/25/36              5.150                2,855,049
    3,046   Wells Fargo Mortgage Backed Securities Trust,
              Series 2004-H, Class A1                                         06/25/34              4.526++              2,967,834
----------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $68,748,584)                                                          67,477,053
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 11.39%
    3,000   American Express Master Credit Card Trust, Series 2005-5,
              Class A                                                         02/15/13              4.510++              3,000,359
      155   Capital Auto Receivables Asset Trust, Series 2002-3,
              Class A3                                                        10/16/06              3.580                  155,107
    2,800   Chase Issuance Trust, Series 2004-A9, Class A9                    06/15/10              3.220                2,723,535
    2,890   Citibank Credit Card Issuance Trust, Series 1998-2,
              Class A                                                         01/15/10              6.050                2,957,439
    3,475   Citibank Credit Card Issuance Trust, Series 2003-A6,
              Class A6                                                        05/17/10              2.900                3,324,842
    3,325   Citibank Credit Card Issuance Trust, Series 2004-A1,
              Class A1                                                        01/20/09              2.550                3,250,054
    3,325   Citibank Credit Card Issuance Trust, Series 2004-A4,
              Class A4                                                        08/24/09              3.200                3,238,498
    2,759   Countrywide Asset-Backed Certificates, Series 2005-4,
              Class AF1                                                       10/25/35              4.660++              2,759,494
    3,167   Countrywide Asset-Backed Certificates, Series 2005-13,
              Class 3AV1                                                      04/25/36              4.620++              3,166,946
    3,831   Countrywide Asset-Backed Certificates, Series 2005-IM3,
              Class A1                                                        03/25/36              4.650++              3,831,145
    2,900   Countrywide Asset-Backed Certificates, Series 2006-IM1,
              Class A1                                                        04/25/36              4.650++              2,899,698
    2,693   DaimlerChrysler Auto Trust, Series 2004-B, Class A3               09/08/08              3.180                2,666,609

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - (CONCLUDED)
    2,000   Epoch 2002 Ltd. (2)                                               05/30/07              5.006%~        $     2,015,000
    2,925   MBNA Master Credit Card Trust, Series 2004-A4, Class A4           09/15/09              2.700                2,849,297
    3,450   Nissan Auto Receivables Owner Trust, Series 2004-B,
              Class A4                                                        12/15/09              4.000                3,391,596
      884   Polaris Securities, Inc., Series 2001-1, Class A1 +(2)            07/17/09              9.370#                 777,512
    3,300   Sallie Mae Student Loan Trust, Series 2005-8, Class A4            01/25/28              4.250                3,244,032
----------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $46,767,926)                                                                      46,251,163
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - 30.06%
AEROSPACE & DEFENSE - 0.31%
      565   Northrop Grumman Corp.                                            11/16/06              4.079                  561,311
      689   Raytheon Co.                                                      08/15/07              6.750                  703,460
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,264,771
----------------------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.13%
      527   Continental Airlines, Inc.                                        02/02/19              6.545                  528,365
AUTOMOTIVE - 0.41%
      800   DaimlerChrysler N.A. Holding                                      06/15/10              4.875                  779,260
      200   DaimlerChrysler N.A. Holding                                      11/15/13              6.500                  207,633
      660   Johnson Controls, Inc.                                            01/15/11              5.250                  657,996
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,644,889
----------------------------------------------------------------------------------------------------------------------------------
BANKING-NON-U.S. - 2.25%
      390   HBOS Treasury Services PLC (2)                                    01/12/07              3.125                  383,606
      500   HBOS Treasury Services PLC (2)                                    09/30/08              3.750                  485,213
    1,400   Kreditanstalt Fuer Wiederaufbau                                   09/21/07              3.250                1,368,682
    5,225   L-Bank BW Foerderbank                                             07/27/06              3.420                5,192,960
      650   National Westminster Bank                                         10/16/07++++          7.750^^                676,393
      625   Sumitomo Mitsui Banking (2)                                       10/15/15++++          5.625^^                620,211
      425   Swedish Export Credit Corp.                                       01/15/08              3.500                  415,154
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         9,142,219
----------------------------------------------------------------------------------------------------------------------------------
BANKING-U.S. - 5.31%
      400   BankBoston N.A.                                                   04/15/08              6.375                  411,544
      260   Bank of America Corp.                                             04/15/06              7.200                  261,084
    1,315   Bank of America Corp.                                             02/15/10              7.800                1,445,469
       90   Bank of America Corp.                                             08/01/10              4.500                   88,157
      250   Bank One Corp.                                                    06/30/08              2.625                  236,614
      975   Bank One N.A., Illinois ++++++                                    01/15/08              3.700                  953,038
    1,300   DEPFA Asset Covered Securities Bank (2)                           10/28/15              4.875                1,284,010
      825   Deutsche Bank AG NY                                               03/15/07              3.843~                 818,648
    3,925   HSBC Bank USA                                                     06/07/07              3.870                3,925,000
      250   Huntington National Bank                                          10/16/06              2.750                  246,162
      635   Suntrust Bank                                                     10/15/07              3.625                  620,387
      430   Suntrust Bank                                                     10/15/08              4.000                  419,383
      500   Suntrust Bank                                                     06/15/09              4.415                  490,405
    1,425   U.S. Bank N.A.                                                    03/12/07              2.400                1,383,242
      860   U.S. Bank N.A.                                                    02/01/08              6.500                  886,986

PRINCIPAL
 AMOUNT                                                                       MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
BANKING--U.S. - (CONCLUDED)
      785   U.S. Central Credit Union                                        05/30/08               2.750%         $       748,044
    1,245   Wachovia Capital Trust III                                       03/15/11++++           5.800^^              1,247,522
    1,500   Wachovia Corp.                                                   11/01/06               4.950                1,499,127
      840   Wachovia Corp.                                                   12/15/08               5.625                  855,846
      925   Wells Fargo & Co.                                                05/21/06               5.900                  927,574
    1,150   Wells Fargo & Co.                                                08/15/08               3.120                1,101,012
    1,545   Wells Fargo & Co.                                                01/15/10               4.200                1,500,730
      220   Wells Fargo & Co.                                                01/12/11               4.875                  218,647
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        21,568,631
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.44%
      750   Encana Holdings Financial Corp.                                   05/01/14              5.800                  774,260
      845   Nationwide Building Society (2)                                   01/30/07              2.625                  825,767
      180   Nationwide Building Society (2)                                   02/01/10              4.250                  174,723
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,774,750
----------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING - 0.42%
      690   Tyco International Group SA                                       08/01/06              5.800                  692,327
      975   Tyco International Group SA                                       10/15/11              6.375                1,020,616
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,712,943
----------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.92%
      520   American Electric Power                                           08/16/07              4.709                  516,416
      415   Carolina Power & Light                                            12/15/15              5.250                  410,289
      625   DTE Energy Co.                                                    08/16/07              5.630                  628,678
      650   PSEG Funding Trust                                                11/16/07              5.381                  649,976
      950   Scottish Power PLC                                                03/15/10              4.910                  936,954
      600   SP Powerassets Ltd. (2)                                           10/22/08              3.800                  581,898
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,724,211
----------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 0.03%
      115   Loral Corp.                                                       09/15/23              7.000                  131,473
ENERGY - 0.42%
      675   Anadarko Petroleum Corp.                                          05/01/08              3.250                  650,436
       60   Conoco Funding Co.                                                10/15/06              5.450                   60,177
      340   Florida Power Corp.                                               03/01/13              4.800                  330,471
      675   Ocean Energy, Inc.                                                10/01/07              4.375                  666,437
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,707,521
----------------------------------------------------------------------------------------------------------------------------------
FINANCE-CONSUMER - 0.30%
    1,175   Commercial Credit Co.                                             07/01/07              6.750                1,201,946
FINANCIAL SERVICES - 9.43%
      450   Bank of New York Co., Inc. MTN ++++++                             09/01/07              3.900                  442,721
      550   Bear Stearns Co., Inc.                                            03/25/09              3.250                  521,389
      670   Bear Stearns Co., Inc.                                            06/23/10              4.550                  655,247
    4,445   Citigroup, Inc.                                                   02/22/10              4.125                4,304,956
      340   Citigroup, Inc.                                                   08/03/10              4.625                  334,438
    2,875   Eksportfinans                                                     07/15/09              4.375                2,827,732

PRINCIPAL
 AMOUNT                                                                      MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
FINANCIAL SERVICES - (CONCLUDED)
    1,225   General Electric Capital Corp.                                    08/15/07              3.500%         $     1,199,252
    4,555   General Electric Capital Corp.                                    11/15/11              5.000                4,533,942
    3,650   General Electric Capital Corp. MTN                                01/15/08              3.450~               3,625,330
      695   General Electric Capital Corp. MTN                                09/01/09              4.125                  674,286
    2,350   General Electric Capital Corp. MTN                                10/21/10              4.875                2,333,609
    3,925   Goldman Sachs Group, Inc.                                         01/15/11              5.000                3,898,086
      675   HSBC Finance Corp.                                                07/15/06              7.200                  681,689
      350   HSBC Finance Corp.                                                01/30/07              5.750                  352,347
       50   HSBC Finance Corp.                                                08/01/10              6.375                   52,410
    1,530   J.P. Morgan Chase & Co.                                           02/01/08              4.000                1,501,860
      375   Lehman Brothers Holdings, Inc.                                    02/05/06              6.625                  375,036
      450   Lehman Brothers Holdings, Inc.                                    03/13/09              3.600                  431,924
    1,800   Lehman Brothers Holdings, Inc.                                    01/14/11              5.000                1,789,108
      800   Massmutual Global Funding (2)                                     07/15/08              2.550                  754,711
    2,650   Morgan Stanley                                                    01/21/11              5.050                2,632,335
      250   Morgan Stanley                                                    04/15/11              6.750                  267,747
      575   Morgan Stanley                                                    04/01/12              6.600                  612,673
    1,000   New York Life Global Funding MTN (2)                              01/15/09              3.875                  968,759
      400   Nuveen Investments                                                09/15/15              5.500                  391,796
      455   Principal Life Global Funding (2)                                 04/30/08              3.625                  441,487
      345   State Street Corp.                                                06/15/10              7.650                  383,186
      250   TIAA Global Markets (2)                                           01/22/08              3.875                  244,808
      375   U.S. Bancorp                                                      08/23/07              3.950                  369,639
      700   Washington Mutual Finance Corp.                                   05/15/06              6.250                  702,820
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        38,305,323
----------------------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.29%
      575   Allstate Financial Global Funding II (2)                          10/22/06              2.625                  564,467
    1,430   Berkshire Hathaway Finance Corp.                                  01/15/10              4.125                1,384,274
    1,350   Chubb Corp.                                                       11/16/07              4.934                1,346,459
      750   Metlife, Inc.                                                     06/15/15              5.000                  732,967
      235   Metropolitan Life Global Funding (2)                              07/30/09              4.250                  229,831
      165   Protective Life Second Trust                                      11/24/08              3.700                  159,632
      850   Prudential Financial, Inc.                                        05/01/08              3.750                  827,126
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,244,756
----------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.85%
    1,525   Comcast Corp.                                                     11/15/10              5.450                1,529,060
      745   Lenfest Communications, Inc.                                      02/15/08              7.625                  777,705
      225   News America Holdings                                             07/15/24              9.500                  290,645
      200   News America Holdings                                             02/23/25              8.500                  237,043
      255   News America, Inc.                                                12/15/14              5.300                  250,594
      350   Time Warner, Inc.                                                 02/01/24              7.570                  382,103
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,467,150
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                      MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)
MEDICAL PROVIDERS - 0.65%
    1,700   Wellpoint, Inc.                                                   06/15/06              6.375%         $     1,708,731
      950   Wellpoint, Inc.                                                   01/15/11              5.000                  942,984
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,651,715
----------------------------------------------------------------------------------------------------------------------------------
OIL & GAS - 0.69%
    1,250   ConocoPhillips Co.                                                05/25/10              8.750                1,429,102
      150   Encana Corp.                                                      08/15/09              4.600                  147,914
      400   Gulfstream Natural Gas (2)                                        11/01/15              5.560                  401,784
      825   Kinder Morgan Finance (2)                                         01/05/11              5.350                  823,059
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,801,859
----------------------------------------------------------------------------------------------------------------------------------
OIL REFINING - 0.13%
      225   Enterprise Products Operating LP                                  10/15/07              4.000                  220,255
      300   Tosco Corp.                                                       01/01/07              7.250                  305,277
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           525,532
----------------------------------------------------------------------------------------------------------------------------------
OIL SERVICES - 0.13%
      525   Halliburton Co.                                                   10/15/10              5.500                  533,854
PHARMACEUTICALS - 0.85%
      305   Merck & Co., Inc.                                                 07/01/06              5.250                  305,232
      460   Merck & Co., Inc.                                                 03/30/07              2.500                  447,718
      340   Schering-Plough Corp.                                             12/01/13              5.550                  342,998
    2,340   Wyeth (2)                                                         02/15/16              5.500                2,347,161
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,443,109
----------------------------------------------------------------------------------------------------------------------------------
RAILROADS - 0.31%
      750   Canadian National Railway Co.                                     03/15/13              4.400                  713,407
      555   Union Pacific Corp.                                               12/01/06              6.700                  562,148
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,275,555
----------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 0.93%
      340   Archstone-Smith Operating Trust                                   08/15/07              5.000                  340,196
      555   AvalonBay Communities, Inc. MTN                                   08/01/07              5.000                  553,712
      280   AvalonBay Communities, Inc. MTN                                   11/01/12              6.125                  291,038
      780   ERP Operating LP                                                  03/15/12              6.625                  833,125
      800   Prologis (2)                                                      11/15/10              5.250                  797,489
      225   Rouse Co.                                                         03/15/09              3.625                  209,775
      315   Rouse Co.                                                         11/26/13              5.375                  296,649
      460   Spieker Properties LP                                             01/15/08              6.750                  472,880
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,794,864
----------------------------------------------------------------------------------------------------------------------------------
RETAIL - 0.15%
      130   Federated Department Stores                                       09/01/08              6.625                  134,198
      440   May Department Stores Co.                                         10/15/16              7.450                  490,156
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           624,354
----------------------------------------------------------------------------------------------------------------------------------
SOFTWARE - 0.42%
    1,700   Oracle Corp./Ozark Holdings(2)                                    01/15/11              5.000                1,685,268

PRINCIPAL
 AMOUNT                                                                      MATURITY             INTEREST
 (000)*                                                                        DATES                RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)
SPECIALTY PURPOSE ENTITY - 0.08%
      330   BAE Systems Holdings, Inc. (2)                                    08/15/15              5.200%         $       320,342
TELECOMMUNICATIONS - 2.00%
    1,585   AT&T Broadband Corp.                                              03/15/13              8.375                1,814,200
    1,760   Bellsouth Corp. (2)                                               04/26/06              4.258~               1,757,584
      110   Cox Communications, Inc.                                          11/01/10              7.750                  118,535
      350   Cox Communications, Inc.                                          10/01/12              7.125                  372,505
      725   SBC Communications, Inc. (2)                                      06/05/06              4.389                  723,492
       95   SBC Communications, Inc.                                          02/01/12              5.875                   96,997
      475   Sprint Capital Corp.                                              01/30/11              7.625                  522,576
      100   TCI Communications, Inc.                                          08/01/13              7.875                  111,824
       50   TCI Communications, Inc.                                          08/01/15              8.750                   59,883
      265   Telecom Italia Capital                                            11/15/13              5.250                  257,418
      235   Telefonica Europe BV                                              09/15/10              7.750                  256,340
    2,030   Verizon New Jersey, Inc.                                          01/17/12              5.875                2,044,709
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,136,063
----------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.74%
      875   Dominion Resources, Inc.                                          11/15/06              3.660                  864,861
      650   Dominion Resources, Inc.                                          12/15/09              5.125                  646,319
      100   Dominion Resources, Inc.                                          09/15/14              7.195                  110,209
      950   Nisource Finance Corp.                                            11/23/09              4.950~                 953,083
      375   Nisource Finance Corp.                                            11/15/10              7.875                  414,145
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,988,617
----------------------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATIONS - 0.47%
      900   Vodafone Group PLC                                                01/30/08              3.950                  882,658
      920   Vodafone Group PLC                                                02/15/10              7.750                1,003,859
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,886,517
----------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost  - $123,611,461)                                                                           122,086,597
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 1.34%
EUR   500   Federal Republic of Germany                                       07/04/34              4.750                  712,543
EUR 2,025   Federal Republic of Germany                                       01/04/37              4.000                2,570,670
      955   Quebec Province of Canada                                         02/15/09              5.750                  979,388
      685   United Mexican States                                             03/03/15              6.625                  739,800
      400   United Mexican States                                             09/27/34              6.750                  428,000
----------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $5,428,786)                                                           5,430,401
----------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATION ~~ - 2.12%
    8,600   Federal National Mortgage Association Corp.
              (cost - $8,600,000)                                             02/01/06              4.350                8,600,000
REPURCHASE AGREEMENT - 0.02%
       66   Repurchase Agreement dated 01/31/06 with State Street
              Bank & Trust Co., collateralized by $53,491
              U.S. Treasury Bills, zero coupon due 04/13/06 to
              05/25/06 and $14,379 U.S. Treasury Notes, 2.500%
              due 05/31/06; (value - $67,322); proceeds: $66,007
              (cost - $66,000)                                                02/01/06              4.000                   66,000

NUMBER OF
 SHARES                                                                                           INTEREST
 (000)                                                                                              RATES              VALUE
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 10.26%
MONEY MARKET FUNDS++ - 0.83%
+++     0   AIM Liquid Assets Portfolio                                                             4.350%         $            44
      164   AIM Prime Portfolio                                                                     4.346                  164,082
+++     0   Barclays Prime Money Market Fund                                                        4.303                       32
+++     0   BlackRock Provident Institutional TempFund                                              4.318                      342
        2   Scudder Money Market Series                                                             4.247                    1,714
    3,190   UBS Private Money Market Fund LLC**                                                     4.347                3,189,886
----------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $3,356,100)                                                                             3,356,100
----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                       MATURITY
 (000)*                                                                        DATES
----------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--9.43%
   18,083   Repurchase Agreement dated 01/31/06 with Deutsche Bank
              Securities, Inc., collateralized by $17,385,000 Federal
              Home Loan Bank obligations, 5.750% due 05/15/12;
              (value - $18,448,943); proceeds: $18,084,856                    02/01/06              4.440               18,082,626
   20,203   Repurchase Agreement dated 01/31/06 with Merrill
              Lynch & Co., collateralized by $20,715,000 Federal
              Farm Credit Bank obligations, 5.625% to 6.000% due
              05/14/13 to 10/19/20; (value - $20,610,861);
              proceeds: $20,205,002                                           02/01/06              4.430               20,202,516
----------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $38,285,142)                                                                        38,285,142
----------------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $41,641,242)                                                                                                  41,641,242
----------------------------------------------------------------------------------------------------------------------------------
Total Investments Before Investments Sold Short
  (cost - $460,709,267) - 112.48%                                                                                      456,805,897
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT SOLD SHORT - (1.68)%
   (6,900)  FHLMC TBA (proceeds - $6,835,852)                                  TBA                  5.000               (6,813,750)
Liabilities in excess of other assets - (10.80)%                                                                       (43,843,945)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                               $   406,148,202
----------------------------------------------------------------------------------------------------------------------------------

(1)    Security, or portion thereof, was on loan at January 31, 2006.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 6.08% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*      In U.S. Dollars unless otherwise indicated.
~ Floating rate securities. The interest rates shown are the current rates as of January 31, 2006.
~~     Interest rate shown is the discount rate at date of purchase.
# Interest rate shown reflects yield to maturity at purchase date for zero coupon bond.
##     Entire or partial amount pledged as collateral for investments sold short.
+ Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
++     Interest rates shown reflect yield at January 31, 2006.
+++    Amount represents less than 500 shares.
++++   Perpetual bond security. The maturity date reflects the next call date.
^^ Variable rate securities - The interest rates shown are the current rates as of January 31, 2006, and reset at the next call date.
++++++ Entire amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage - The interest rates shown are the current rates as of January 31, 2006.
EUR    Euro Dollars
FHLB   Federal Home Loan Bank.
FHLMC  Federal Home Loan Mortgage Corporation.
FNMA   Federal National Mortgage Association.
GMAC   General Motors Acceptance Corporation.
GNMA   Government National Mortgage Association.
MTN    Medium Term Note.
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                                INCOME
                                                             PURCHASES         SALES                          EARNED FROM
                                                            DURING THE      DURING THE                      AFFILIATE FOR
                                                            SIX MONTHS      SIX MONTHS                      THE SIX MONTHS
                                              VALUE AT        ENDED           ENDED           VALUE AT          ENDED
SECURITY DESCRIPTION                          07/31/05       01/31/06        01/31/06         01/31/06         01/31/06
--------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC          $  21,399,173   $ 202,561,992   $ 220,771,279   $   3,189,886   $         7,378
--------------------------------------------------------------------------------------------------------------------------

FUTURES CONTRACTS

                                                                                                           UNREALIZED
NUMBER OF                                                                    IN           EXPIRATION      APPRECIATION
CONTRACTS  CURRENCY       CONTRACTS TO RECEIVE                          EXCHANGE FOR        DATES        (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
       29    USD     90 Day Euro Dollar Futures                        $     6,901,107        June 2007  $         (194)
       29    USD     90 Day Euro Dollar Futures                              6,900,495   September 2007           1,142
       68    USD     U.S. Treasury Bond 20 Year Futures                      7,695,131       March 2006         (21,756)
       89    USD     U.S. Treasury Note 2 Year Futures                      18,250,510       March 2006         (19,416)
      500    USD     U.S. Treasury Note 10 Year Futures                     54,314,738       March 2006         (95,988)
                                                                                                               (136,212)
-----------------------------------------------------------------------------------------------------------------------

                         CONTRACTS TO DELIVER
       89    EUR     Federal Republic of Germany Bond 5 Year Futures        12,203,993       March 2006          76,078
      296    USD     U.S. Treasury Note 5 Year Futures                      31,390,401       March 2006          93,026
                                                                                                                169,104
                                                                                                         $       32,892
-----------------------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                          CONTRACTS TO      IN         MATURITY    UNREALIZED
                            DELIVER     EXCHANGE FOR    DATES     DEPRECIATION
------------------------------------------------------------------------------
Euro Dollar                 2,877,107   USD 3,488,492   04/06/06     $  21,063
New Zealand Dollar          8,028,009   USD 5,455,032   04/12/06        25,540
United States Dollar        3,282,005   EUR 2,655,000   04/06/06        43,380
United States Dollar        5,486,237   NZD 8,028,009   04/12/06         5,665
------------------------------------------------------------------------------
                                                                     $  95,648
------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
EUR   Euro Dollars
NZD   New Zealand Dollars
USD   U.S. Dollars

ISSUER BREAKDOWN BY COUNTRY

                          PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------
United States                                       94.8%
Germany                                              1.4
United Kingdom                                       1.2
Canada                                               0.6
Norway                                               0.6
Luxembourg                                           0.4
Ireland                                              0.3
Mexico                                               0.3
Japan                                                0.1
Singapore                                            0.1
Sweden                                               0.1
Netherlands                                          0.1
--------------------------------------------------------
Total                                              100.0%
--------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT                                                                              MATURITY  INTEREST
(000)#                                                                               DATES      RATES          VALUE
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 2.95%
 $15,400   U.S. Treasury Notes (2) (cost - $15,100,441)                             05/15/10      3.875%   $  15,021,021

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 0.13%

     120   GNMA                                                                     06/15/17      8.000          128,427
     124   GNMA                                                                     07/15/17      8.000          132,944
      73   GNMA                                                                     09/15/17      8.000           77,617
     158   GNMA                                                                     11/15/17      8.000          168,421
      18   GNMA II ARM                                                              11/20/23      4.125           18,439
      22   GNMA II ARM                                                              07/20/25      4.750           21,855
      49   GNMA II ARM                                                              01/20/26      4.375           49,221
      71   GNMA II ARM                                                              05/20/26      4.375           70,546
------------------------------------------------------------------------------------------------------------------------
Total Government National Mortgage Association Certificates (cost - $662,540)                                    667,470
------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES - 1.60%

   4,324   FHLMC                                                                    11/01/08      4.500        4,282,101
   1,548   FHLMC                                                                    05/01/25      7.645        1,680,726
     387   FHLMC                                                                    09/01/35      5.000          374,099
     192   FHLMC                                                                    10/01/35      5.000          185,262
   1,712   FHLMC                                                                    11/01/35      5.000        1,653,656
------------------------------------------------------------------------------------------------------------------------
Total Federal Home Loan Mortgage Corporation Certificates (cost - $8,178,006)                                  8,175,844
------------------------------------------------------------------------------------------------------------------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES - 0.07%

     208   FHA GMAC                                                                 12/01/21      7.430          210,007
      84   FHA Reilly                                                               08/01/20      7.430           85,019
      65   FHA Reilly                                                               10/01/20      7.430           65,728
------------------------------------------------------------------------------------------------------------------------
Total Federal Housing Administration Certificates (cost - $371,769)                                              360,754
------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES - 8.14%

   3,681   FNMA                                                                     12/01/09      6.970        3,881,304
      79   FNMA                                                                     01/01/35      5.500           77,770
   2,965   FNMA                                                                     09/01/35      5.000        2,865,416
      94   FNMA ARM                                                                 04/01/27      5.497           96,350
     127   FNMA ARM                                                                 05/01/27      5.311          129,154
     302   FNMA ARM                                                                 05/01/30      4.738          305,553
   3,450   FNMA ARM                                                                 07/01/34      4.530        3,399,508
  20,531   FNMA ARM                                                                 11/01/34      4.195       20,285,424
     770   FNMA ARM                                                                 08/01/40      4.726          778,589
     289   FNMA ARM COFI                                                            11/01/26      3.311          289,977
   9,500   FNMA TBA                                                                   TBA         5.500        9,396,089
------------------------------------------------------------------------------------------------------------------------
Total Federal National Mortgage Association Certificates (cost - $41,644,369)                                 41,505,134
------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - 53.23%

   8,044   Banc of America Funding Corp., Series 2005-D, Class A1                   05/25/35      4.116~       7,835,176
      19   Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3      07/20/32      6.633~          19,542
     109   Bear Stearns, Series 2002-2, Class 3A                                    06/25/31      6.784~         107,850
     117   Bear Stearns, Series 2003-1, Class 5A1                                   04/25/33      5.450~         116,409
     389   Bear Stearns, Series 2003-1, Class 6A1                                   04/25/33      5.062~         384,852
   1,239   Bear Stearns, Series 2003-3, Class 1A                                    10/25/33      4.428~       1,215,954

PRINCIPAL
AMOUNT                                                                              MATURITY    INTEREST
(000)#                                                                               DATES        RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)

$  4,138   Bear Stearns, Series 2004-3, Class 1A2                                   07/25/34      3.850%~   $     4,099,909
   6,437   Bear Stearns, Series 2004-6, Class 1A1                                   09/25/34      4.573~          6,386,766
   6,703   Bear Stearns, Series 2004-6, Class 2A1                                   09/25/34      5.104~          6,668,516
   6,418   Bear Stearns, Series 2004-7, Class 1A1                                   10/25/34      4.923~          6,408,102
   3,312   Bear Stearns, Series 2004-9, Class 2A1                                   09/25/34      5.378~          3,306,167
     366   Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1            12/25/32      5.250             362,432
   2,980   Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A           12/25/35      4.900~          2,957,045
   1,971   Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1            12/25/33      6.250           1,971,977
   3,463   Countrywide Home Loans, Series 2003-R4, Class 2A (1)                     01/25/34      6.500           3,530,614
   3,737   Countrywide Home Loans, Series 2004-12, Class 11A2                       08/25/34      4.242~          3,728,276
     371   FHLMC REMIC, Series 1278, Class K                                        05/15/22      7.000             371,129
       6   FHLMC REMIC, Series 1367, Class KA                                       09/15/22      6.500               5,755
   1,511   FHLMC REMIC, Series 1502, Class PXZ                                      04/15/23      7.000           1,551,517
     510   FHLMC REMIC, Series 1503, Class PZ                                       05/15/23      7.000             523,096
     587   FHLMC REMIC, Series 1534, Class Z                                        06/15/23      5.000             581,683
     441   FHLMC REMIC, Series 1548, Class Z                                        07/15/23      7.000             453,823
     652   FHLMC REMIC, Series 1562, Class Z                                        07/15/23      7.000             663,837
     149   FHLMC REMIC, Series 1694, Class Z                                        03/15/24      6.500             148,949
   1,304   FHLMC REMIC, Series 2061, Class Z                                        06/15/28      6.500           1,322,460
     587   FHLMC REMIC, Series 2400, Class FQ                                       01/15/32      4.970~            591,357
   5,479   FHLMC REMIC, Series 2579, Class DZ                                       03/15/34      5.000           4,824,898
   2,800   FHLMC REMIC, Series 2581, Class QG                                       12/15/31      5.000           2,715,464
     670   FHLMC REMIC, Series 2731, Class EZ                                       01/15/34      5.500             620,438
   2,172   FHLMC REMIC, Series 2764, Class LZ                                       03/15/34      4.500           1,738,792
   3,870   FHLMC REMIC, Series 2764, Class ZG                                       03/15/34      5.500           3,647,623
   2,164   FHLMC REMIC, Series 2785, Class ZE                                       04/15/34      4.500           1,749,397
   3,005   FHLMC REMIC, Series 2835, Class JZ                                       08/15/34      5.000           2,768,435
  10,410   FHLMC REMIC, Series 2849, Class PZ                                       07/15/33      5.000           9,378,521
   6,200   FHLMC REMIC, Series 2921, Class PG                                       01/15/35      5.000           5,796,242
     314   FHLMC REMIC, Series 2931, Class ZY                                       02/15/35      5.000             276,647
   4,032   FHLMC REMIC, Series 2981, Class XZ                                       03/15/35      5.000           3,533,620
   4,475   FHLMC REMIC, Series 2983, Class TZ                                       05/15/35      6.000           4,489,830
     921   FHLMC REMIC, Series 3022, Class EZ                                       08/15/35      5.500             855,907
     392   FHLMC REMIC, Series G23, Class KZ                                        11/25/23      6.500             399,881
  10,645   FHLMC REMIC, Series R003, Class ZA                                       10/15/35      5.500           9,886,170
   2,364   FHLMC REMIC, Series T-054, Class 2A                                      02/25/43      6.500           2,419,780
   8,652   FHLMC REMIC, Series T-058, Class 2A                                      09/25/43      6.500           8,845,045
   7,628   FHLMC REMIC, Series T-061, Class 1A1                                     07/25/44      4.726~          7,728,714
     283   FNMA REMIC, Series 1998-066, Class FG                                    12/25/28      4.830~            284,157
      46   FNMA REMIC, Series 2000-034, Class F                                     10/25/30      4.980~             46,656
   4,267   FNMA REMIC, Series 2002-080, Class A1                                    11/25/42      6.500           4,368,265
   5,700   FNMA REMIC, Series 2002-085, Class PE                                    12/25/32      5.500           5,532,960
   8,170   FNMA REMIC, Series 2003-064, Class AH                                    07/25/33      6.000           8,167,489
     294   FNMA REMIC, Series 2003-W8, Class 2A                                     10/25/42      7.000             304,116

PRINCIPAL
AMOUNT                                                                              MATURITY    INTEREST
(000)#                                                                               DATES        RATES          VALUE
---------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)

$  5,062   FNMA REMIC, Series 2004-T1, Class 1A1                                    01/25/44      6.000%    $    5,111,362
   6,358   FNMA REMIC, Series 2004-W8, Class 2A                                     06/25/44      6.500          6,511,731
   3,574   FNMA REMIC, Series 2005-09, Class ZA                                     02/25/35      5.000          3,057,892
   4,900   FNMA REMIC, Series 2005-22, Class ZK                                     04/25/35      5.000          4,184,060
   1,186   FNMA REMIC, Series 2005-024, Class ZE                                    04/25/35      5.000          1,019,626
   1,758   FNMA REMIC, Series 2005-040, Class Z                                     05/25/35      4.500          1,398,232
     412   FNMA REMIC, Series 2005-054, Class ZM                                    06/25/35      4.500            326,645
   5,525   FNMA REMIC, Series 2005-116, Class TZ                                    01/25/36      5.500          5,164,989
   6,028   FNMA REMIC, Series 2005-120, Class ZU                                    01/25/36      5.500          5,662,974
      28   FNMA REMIC, Trust Series 1991-065, Class Z                               06/25/21      6.500             29,101
      65   FNMA REMIC, Trust Series 1992-040, Class ZC                              07/25/22      7.000             67,469
      33   FNMA REMIC, Trust Series 1992-129, Class L                               07/25/22      6.000             33,367
      92   FNMA REMIC, Trust Series 1993-037, Class PX                              03/25/23      7.000             95,930
     516   FNMA REMIC, Trust Series 1993-060, Class Z                               05/25/23      7.000            536,670
     671   FNMA REMIC, Trust Series 1993-065, Class ZZ                              06/25/13      7.000            687,198
      83   FNMA REMIC, Trust Series 1993-070, Class Z                               05/25/23      6.900             83,748
     492   FNMA REMIC, Trust Series 1993-096, Class PZ                              06/25/23      7.000            517,852
      68   FNMA REMIC, Trust Series 1993-160, Class ZB                              09/25/23      6.500             68,072
      43   FNMA REMIC, Trust Series 1993-163, Class ZA                              09/25/23      7.000             44,434
     418   FNMA REMIC, Trust Series 1994-023, Class PX                              08/25/23      6.000            424,214
   2,425   FNMA REMIC, Trust Series 1998-M5, Class B                                09/25/07      6.270          2,442,322
   2,192   FNMA REMIC, Trust Series 1998-M7, Class Z                                05/25/36      6.390          2,297,913
   2,027   FNMA REMIC, Trust Series 1999-W4, Class A9                               02/25/29      6.250          2,065,451
   3,523   GNMA REMIC, Series 2003-075, Class ZA                                    09/20/33      5.500          3,467,745
   3,281   GNMA REMIC, Series 2003-085, Class TZ                                    10/20/33      5.500          3,027,262
     340   GNMA REMIC, Trust Series 2000-009, Class FG                              02/16/30      5.070~           343,849
     373   GNMA REMIC, Trust Series 2002-031, Class FW                              06/16/31      4.870~           375,810
  11,385   GNMA REMIC, Trust Series 2003-098, Class Z                               11/20/33      6.000         11,503,158
   5,025   GNMA REMIC, Trust Series 2005-026, Class ZA                              01/20/35      5.500          4,786,807
   4,561   GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1                      09/25/35      4.541          4,482,336
     768   Housing Security, Inc., Series 1992-8, Class B                           06/25/24      4.616~           763,499
     490   Keycorp Student Loan Trust, Series 1996-A, Class A2                      08/27/25      5.047~           491,465
   1,488   Lehman Brothers Mortgage Trust, Series 1991-2, Class A3                  01/20/17      8.412~         1,616,405
   2,200   Residential Asset Mortgage Products, Inc., Series 2006-RS1, Class AI1    01/25/36      4.610~         2,199,991
   2,259   Residential Funding Mortgage Security I, Series 2004-S2, Class A1        03/25/34      5.250          2,225,808
   2,300   Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23      12/25/34      5.500          2,108,508
   1,254   Small Business Administration, Series 1999-20K, Class 1                  11/01/19      7.060          1,316,793
   1,598   Small Business Administration, Series 2000-20K, Class 1                  11/01/20      7.220          1,713,296
   3,780   Small Business Administration, Series 2001-P10B, Class 1                 08/01/11      6.344          3,919,699
   4,950   Small Business Administration, Series 2002-20K, Class 1                  11/01/22      5.080          4,951,106
     887   Small Business Administration, Series 2003-20I, Class 1                  09/01/23      5.130            888,879
   2,480   Small Business Administration, Series 2003-20L, Class 1                  12/01/23      4.890          2,451,090
   8,963   Small Business Administration, Series 2004-P10A, Class 1                 02/10/14      4.504          8,709,935
   2,800   Small Business Administration, Series 2005-20H, Class 1                  08/01/25      5.110          2,793,217

PRINCIPAL
 AMOUNT                                                                                  MATURITY    INTEREST
 (000)#                                                                                   DATES       RATES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS - (CONCLUDED)

$  3,114   Structured Adjustable Rate Mortgage Loan Trust, Series 2004-8, Class 3A       07/25/34      5.000%    $    3,086,596
   2,051   Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1        09/19/32      4.813~         2,052,825
   4,558   Structured Asset Securities Corp., Series 2001-SB1, Class A2                  08/25/31      3.375          4,209,907
     546   Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A         06/25/42      4.878~           547,110
     189   Washington Mutual Mortgage Securities Corp., Series 2002-AR11, Class A1       10/25/32      5.128~           188,547
     768   Washington Mutual Mortgage Securities Corp., Series 2005-AR1, Class A1A       01/25/45      4.850~           768,263
     889   Washington Mutual Mortgage Securities Corp., Series 2005-AR2, Class 2A1A      01/25/45      4.840~           891,842
   3,051   Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1         12/25/33      4.715~         2,949,989
   5,100   Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 13      12/25/33      4.980          5,048,203
-------------------------------------------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations (cost - $274,930,432)                                                     271,403,432
-------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 2.75%

   3,678   Ace Securities Corp., Series 2005-HE6, Class A2A                              10/25/35      4.640~         3,678,130
   4,573   Argent Securities, Inc., Series 2005-W4, Class A2A                            02/25/36      4.670~         4,574,159
     809   Asset Backed Funding Certificates, Series 2005-HE2, Class A2A                 06/25/35      4.640~           808,396
      52   C-Bass Trust, Series 2000-CB4, Class A1A                                      02/25/30      4.850~            51,897
     128   Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A              09/15/29      4.880~           127,986
   4,000   First USA Credit Card Master Trust, Series 2001-4, Class A                    01/12/09      4.560~         4,001,573
     759   Mid-State Trust, Series 4, Class A                                            04/01/30      8.330            799,795
-------------------------------------------------------------------------------------------------------------------------------
Total Asset-Backed Securities (cost - $14,031,151)                                                                   14,041,936
-------------------------------------------------------------------------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES~ - 0.00%

      25   FNMA REMIC, Trust Series 1993-40, Class P + (cost - $1,341)                   04/25/08      7.000              1,544

CORPORATE NOTES - 13.02%

AEROSPACE & DEFENSE - 0.24%

   1,200   BAE Systems Holdings, Inc. (1)                                                08/15/08      4.740~         1,201,144

AIRLINE - 0.06%

     376   United Air Lines, Inc. (a)                                                    11/27/12     10.360            291,400

AUTOMOBILES - 0.10%

     500   Daimler Chrysler N.A. Holding                                                 11/15/13      6.500            519,082

BANKING - 0.90%

     700   Republic NY Corp.                                                             05/15/21      9.125            912,222
   2,900   Resona Bank Ltd. (1)                                                          09/29/49      5.850~         2,882,629
     800   VTB Capital (Vneshtorgbank) (1)                                               09/21/07      5.247~           802,200
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      4,597,051
-------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 2.72%

   4,900   CIT Group, Inc.                                                               11/24/08      5.000          4,888,975
   2,500   Goldman Sachs Group, Inc.                                                     12/22/08      4.591~         2,499,202
     400   Goldman Sachs Group, Inc.                                                     10/15/13      5.250            395,816
   1,200   Hutchison Whampoa International Ltd.                                          11/24/10      5.450          1,205,696
   2,600   Lehman Brothers Holdings                                                      01/23/09      4.713~         2,599,041
   2,300   Sumitomo Mitsui Banking (1)                                                   12/31/49      5.625~         2,282,375
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     13,871,105
-------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.34%

   1,800   PSE&G Power LLC                                                               04/01/14      5.000          1,732,280

PRINCIPAL
 AMOUNT                                                                                  MATURITY    INTEREST
 (000)#                                                                                   DATES       RATES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONTINUED)

ENERGY EQUIPMENT & SERVICES - 0.16%

$    800   Panhandle Eastern Pipeline                                                    08/15/08      4.800%    $      789,930

ENERGY-INTEGRATED - 0.31%

   1,500   CMS Energy Corp.                                                              07/15/08      8.900          1,597,500

FINANCE--NONCAPTIVE DIVERSIFIED - 0.36%

     800   Ford Motor Credit Corp.                                                       03/13/07      4.680~           748,640
   1,100   Ford Motor Credit Corp.                                                       03/21/07      5.450~         1,077,773
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      1,826,413
-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.27%

     900   Bear Stearns Co., Inc.                                                        01/31/11      4.898~           900,395
     200   Bombardier Capital, Inc. +                                                    03/30/07      7.090            200,500
   1,200   Citigroup, Inc.                                                               05/02/08      4.310~         1,200,635
   1,400   Devon Financing Corp.                                                         09/30/31      7.875          1,758,679
   1,400   General Motors Acceptance Corp.                                               09/15/06      6.125          1,385,152
   3,500   General Motors Acceptance Corp.                                               03/20/07      5.220~         3,392,781
   2,300   HSBC Bank USA                                                                 08/15/35      5.625          2,230,735
   1,400   HSBC Finance Capital Trust IX                                                 11/30/35      5.911~         1,403,171
     300   HSBC Finance Corp.                                                            09/15/08      4.621~           300,224
   4,000   Infrastructure Finance Corp.                                                  03/26/09      4.090~         3,920,000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     16,692,272
-------------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.49%

   1,200   Host Marriott LP                                                              10/01/07      9.250          1,272,000
   1,200   Starwood Hotels Resorts                                                       05/01/07      7.375          1,228,500
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2,500,500
-------------------------------------------------------------------------------------------------------------------------------
HOTELS/GAMING - 0.52%

   1,100   MGM Mirage, Inc.                                                              08/01/07      6.750          1,113,750
   1,400   MGM Mirage, Inc.                                                              09/15/10      8.500          1,519,000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2,632,750
-------------------------------------------------------------------------------------------------------------------------------
MEDIA - 0.66%

   2,000   Cox Enterprises, Inc. (1)                                                     02/15/07      8.000          2,043,432
   1,300   Time Warner, Inc.                                                             08/15/06      8.110          1,319,345
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,362,777
-------------------------------------------------------------------------------------------------------------------------------
MEDICAL PROVIDERS - 0.19%

   1,000   HCA, Inc.                                                                     11/06/08      5.250            991,404

OIL & GAS - 0.62%

   1,200   Ras Laffan LNG II (1)                                                         09/30/20      5.298          1,170,324
   2,000   Williams Cos., Inc.                                                           02/16/07      5.935          2,002,500
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,172,824
-------------------------------------------------------------------------------------------------------------------------------
OIL REFINING - 0.19%

   1,000   Enterprise Products Operating L.P., Series B                                  10/15/09      4.625            973,474

OIL SERVICES - 0.71%

     300   Pemex Project Funding Master Trust (1)                                        12/03/12      5.010~           299,400
   3,000   Pemex Project Funding Master Trust                                            12/15/14      7.375          3,312,000
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,611,400
-------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                                  MATURITY    INTEREST
 (000)#                                                                                   DATES       RATES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
CORPORATE NOTES - (CONCLUDED)

PAPER & PACKAGING - 0.17%

$      900   Packaging Corp. of America                                                    08/01/13      5.750%    $      887,106

SOFTWARE - 0.28%

     1,400   Oracle Corp./ Ozark Holding (1)                                               01/13/09      4.810~         1,399,705

TELECOMMUNICATION SERVICES - 0.73%

     2,700   MCI, Inc.                                                                     05/01/09      6.688          2,784,375
     1,000   Verizon North, Inc. *                                                         01/01/21      5.634            959,260
                                                                                                                        3,743,635
---------------------------------------------------------------------------------------------------------------------------------
Total Corporate Notes (cost - $66,333,235)                                                                             66,393,752
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GOVERNMENT OBLIGATIONS - 3.64%

       408   Federal Republic of Brazil                                                    04/15/06      5.188~           408,490
       200   Federal Republic of Brazil                                                    03/12/08     11.500            224,900
       288   Federal Republic of Brazil                                                    04/15/09      5.250~           288,462
       700   Federal Republic of Brazil                                                    06/29/09     10.271~           813,750
     1,835   Federal Republic of Brazil                                                    04/15/12      5.250~         1,827,252
       432   Federal Republic of Brazil                                                    01/15/18      8.000            472,392
       100   Federal Republic of Brazil                                                    10/14/19      8.875            115,250
     1,500   Federal Republic of Panama                                                    07/23/12      9.375          1,773,750
       600   Federal Republic of Panama                                                    09/30/27      8.875            739,500
     2,250   Federal Republic of Peru                                                      02/21/12      9.125          2,598,750
JPY484,000   Republic of Italy                                                             03/27/08      3.800          4,428,494
     2,000   Russian Federation                                                            06/26/07     10.000          2,128,400
     1,675   Russian Federation                                                            03/31/30      5.000~         1,871,645
       500   United Mexican States                                                         09/24/22      8.000            610,000
       200   United Mexican States                                                         08/15/31      8.300            252,000
---------------------------------------------------------------------------------------------------------------------------------
Total International Government Obligations (cost - $17,753,473)                                                        18,553,035
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 3.99%

EDUCATION - 0.54%

       600   Akron Ohio Income Tax, Revenue Community Learning Centers, Series A           12/01/33      5.000            621,174
     1,300   Clark County Nevada School District, Series C                                 06/15/13      5.375          1,426,750
       650   Detroit City School District, School Building & Site Improvement, Series A    05/01/32      5.000            701,519
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        2,749,443
---------------------------------------------------------------------------------------------------------------------------------
TOBACCO - 2.58%

       200   Golden State Tobacco Securitization Corp.                                     06/01/39      6.750            225,034
       830   Golden State Tobacco Securitization Corp., Series 2003 A-1                    06/01/33      6.250            905,721
     3,100   Tobacco Settlement Funding Corp.                                              06/01/39      6.750          3,457,492
     1,135   Tobacco Settlement Funding Corp., New Jersey                                  06/01/32      5.750          1,174,203
       230   Tobacco Settlement Funding Corp., New Jersey                                  06/01/32      6.375            251,850
       900   Tobacco Settlement Funding Corp., New Jersey                                  06/01/42      6.125            943,200
       200   Tobacco Settlement Funding Corp., Rhode Island, Series A                      06/01/42      6.250            208,742
     1,075   Tobacco Settlement Funding Corp., Series 2001-B                               05/15/39      5.875          1,133,233
       240   Tobacco Settlement Funding Corp., Virginia                                    06/01/13      4.000            239,520
     1,100   Tobacco Settlement Funding Corp., Virginia                                    06/01/37      5.625          1,116,478
       125   Tobacco Settlement Revenue Management Authority, South Carolina Tobacco
              Settlement Revenue, Series A                                                 05/15/16      7.666            127,972

PRINCIPAL
 AMOUNT                                                                           MATURITY           INTEREST
 (000)#                                                                            DATES               RATES          VALUE
-------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)

TOBACCO - (CONCLUDED)

$  3,030   Tobacco Settlement Revenue Management Authority, South Carolina
             Tobacco Settlement Revenue, Series B                                 05/15/30             6.375%      $  3,374,481
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     13,157,926
-------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.18%

     400   California Infrastructure & Economic Development Revenue               07/01/36             5.000            415,048
     500   Harris County Texas, Refunding Toll Road Senior Lien                   08/15/33             5.000            516,830
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        931,878
-------------------------------------------------------------------------------------------------------------------------------
UTILITIES - 0.69%

   1,300   Energy Northwest Washington Electric Revenue                           07/01/15             5.500          1,458,132
     500   Lower Colorado River Authority Revenue                                 05/15/28             5.000            515,985
   1,500   New York City Municipal Water Finance Authority                        06/15/34             5.000          1,544,610
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,518,727
-------------------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $19,339,541)                                                                 20,357,974
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INTERNATIONAL GOVERNMENT OBLIGATIONS - 0.04%

 EUR 170   Republic of France Treasury Bill (cost - $202,379)                     03/30/06             2.330            205,811

COMMERCIAL PAPER@ - 10.22%

BANKING--NON-U.S. - 6.91%

  13,200   BNP Paribas                                                       02/28/06 to 05/10/06  4.305 to 4.480    13,104,479
  13,800   SwedBank                                                               03/28/06             4.405         13,707,128
   1,200   Westpac Banking Corp.                                                  02/21/06             4.300          1,197,133
   7,300   Westpac Trust Securities NZ Ltd.                                       04/28/06             4.440          7,222,572
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     35,231,312
-------------------------------------------------------------------------------------------------------------------------------
BANKING--U.S. - 3.31%

     600   Dexia Delaware LLC                                                     04/04/06             4.425            595,427
   2,100   Rabobank USA Financial Corp.                                           02/01/06             4.470          2,100,000
  14,300   Societe Generale N.A., Inc.                                       02/21/06 to 04/20/06  4.110 to 4.430    14,204,145
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     16,899,572
-------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $52,130,884)                                                                          52,130,884
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS - 0.06%

FINANCE-NONCAPTIVE DIVERSIFIED - 0.06%

     300   Ford Motor Credit Corp. (cost - $300,000)                              02/01/06             6.875            300,000

U.S. GOVERNMENT AGENCY OBLIGATIONS@ - 0.56%

   2,885   U.S. Treasury Bills ~~ (cost - $2,874,608)                       03/02/06 to 03/16/06   3.830 to 4.117     2,874,608

REPURCHASE AGREEMENTS - 1.75%

   5,000   Repurchase Agreement dated 01/31/06 with Credit Suisse First
            Boston, collateralized by $5,151,759 U.S. Treasury Notes,
            4.375% due 01/31/08; (value - $5,126,000); proceeds:$5,000,600        02/01/06             4.320          5,000,000
   3,904   Repurchase Agreement dated 01/31/06 with State Street Bank &
            Trust Co., collateralized by $4,020,000 U.S. Treasury Bills, zero coupon due 04/13/06; (value - $3,985,830); proceeds:
            $3,904,434                                                            02/01/06             4.000          3,904,000
-------------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $8,904,000)                                                                       8,904,000
-------------------------------------------------------------------------------------------------------------------------------

NUMBER OF
CONTRACTS                                                                                MATURITY  INTEREST
  (000)                                                                                   DATES     RATES         VALUE
---------------------------------------------------------------------------------------------------------------------------
OPTIONS - 0.01%

CALL OPTIONS PURCHASED - 0.01%

  31,000   3 Month LIBOR Interest Rate Swap (3), strike @ 4.25% , expires 10/12/06                            $       8,680
  10,000   3 Month LIBOR Interest Rate Swap (3), strike @ 4.25% , expires 10/19/06                                    2,900
  27,000   3 Month LIBOR Interest Rate Swap (3), strike @ 4.50% , expires 10/18/06                                   24,570
---------------------------------------------------------------------------------------------------------------------------
Total Options (cost - $243,275)                                                                                      36,150
---------------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
 (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 2.97%

MONEY MARKET FUND+++ - 0.62%

   3,150   UBS Private Money Market Fund LLC** (cost - $3,150,036)                                    4.347%      3,150,036

PRINCIPAL
 AMOUNT
 (000)
---------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.35%

$ 12,009   Repurchase Agreement dated 01/31/06 with Merrill Lynch & Co., collateralized by  $12,325,000 Federal Farm Credit Bank obligations, 5.625% due 10/19/20;
            (value - $12,253,777); proceeds: $12,010,240 (cost - $12,008,762)            02/01/06     4.430      12,008,762
---------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned (cost - $15,158,798)                                 15,158,798
---------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $538,160,242) - 105.13%                                                               536,092,147
Liabilities in excess of other assets - (5.13)%                                                                 (26,163,923)
---------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                          $ 509,928,224
---------------------------------------------------------------------------------------------------------------------------

+      Illiquid securities representing 0.04% of net assets as of January 31,
       2006.
++ Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+++    Interest rate shown reflects yield at January 31, 2006.
~ Floating rate securities. The interest rates shown are the current rates as of January 31, 2006.
~~     Partial amount pledged as collateral for futures transactions.
@      Interest rates shown are the discount rates at date of purchase.
#      In U.S. Dollars unless otherwise indicated.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 3.06% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)    Security, or portion thereof, was on loan at January 31, 2006.
(3)    3 Month LIBOR (London Interbank Offered Rate) at January 31, 2006 was
       4.680%.
(a)    Bond interest in default.
ARM Adjustable Rate Mortgage-The interest rates shown are the current rates as of January 31, 2006.
COFI   Cost of Funds Index.
EUR    Euro Dollars
FHA    Federal Housing Administration.
FHLMC  Federal Home Loan Mortgage Corporation.
FNMA   Federal National Mortgage Association.
GMAC   General Motors Acceptance Corporation.
GNMA   Government National Mortgage Association.
JPY    Japanese Yen
REMIC  Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

* Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.19% of net assets as of January 31, 2006, is considered illiquid and restricted (see table below for more information).

                                                                     ACQUISITION COST                  MARKET VALUE
                                                                          AS A                            AS A
                                                                      PERCENTAGE OF                   PERCENTAGE OF
                                                        ACQUISITION  PORTFOLIO'S NET      MARKET     PORTFOLIO'S NET
ILLIQUID AND RESTRICTED SECURITY      ACQUISITION DATE     COST           ASSETS          VALUE          ASSETS
--------------------------------------------------------------------------------------------------------------------
Verizon North, Inc. 5.634%, 01/01/21     04/25/03       $ 1,000,000       0.20%        $    959,260             0.19%

** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                           INCOME
                                                      PURCHASES          SALES                          EARNED FROM
                                                      DURING THE       DURING THE                      AFFILIATE FOR
                                                       SIX MONTHS      SIX MONTHS                      THE SIX MONTHS
                                      VALUE AT          ENDED            ENDED           VALUE AT          ENDED
SECURITY DESCRIPTION                  07/31/05         01/31/06        01/31/06          01/31/06         01/31/06
---------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC  $    8,798,893   $   48,210,997   $   53,859,854   $    3,150,036   $       10,477

WRITTEN OPTIONS

NUMBER OF
CONTRACTS
 (000)                                                                                       VALUE
-----------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
13,000   3 Month LIBOR Interest Rate Swap (3), strike @ 4.30%, expires 10/12/06            $   16,900
 4,500   3 Month LIBOR Interest Rate Swap (3), strike @ 4.31%, expires 10/19/06                 6,390
12,000   3 Month LIBOR Interest Rate Swap (3), strike @ 4.56%, expires 10/18/06                40,800
-----------------------------------------------------------------------------------------------------
Total Call Options Written (premiums received - $245,225)                                  $   64,090
-----------------------------------------------------------------------------------------------------

(3)  3 Month LIBOR (London Interbank Offered Rate) at January 31, 2006 was
     4.680%.

FUTURES CONTRACTS

NUMBER OF                                                        IN            EXPIRATION     UNREALIZED
CONTRACTS  CURRENCY             CONTRACTS TO RECEIVE        EXCHANGE FOR         DATES       DEPRECIATION
---------------------------------------------------------------------------------------------------------
      403    USD     90 Day Euro Dollar Futures          $       96,440,250      March 2006   $   551,438
      227    USD     90 Day Euro Dollar Futures                  54,213,550       June 2006       258,488
      105    USD     90 Day Euro Dollar Futures                  24,986,138  September 2006        28,950
       46    USD     90 Day Euro Dollar Futures                  11,009,075   December 2006        71,425
       44    USD     90 Day Euro Dollar Futures                  10,531,125      March 2007        63,525
       44    USD     90 Day Euro Dollar Futures                  10,527,825       June 2007        57,475
      180    USD     90 Day Euro Dollar Futures                  42,843,250   December 2007        10,000
      180    USD     90 Day Euro Dollar Futures                  42,836,500      March 2008         5,500
      180    USD     90 Day Euro Dollar Futures                  42,827,000       June 2008         5,000
      180    USD     90 Day Euro Dollar Futures                  42,818,500  September 2008         7,750
       46    USD     U.S. Treasury Note 5 Year Futures            4,882,875      March 2006        19,094
       22    USD     U.S. Treasury Note 10 Year Futures           2,388,547      March 2006         2,922
       24    JPY     Japan Bonds 10 Year Futures                 28,074,659      March 2006        30,751
---------------------------------------------------------------------------------------------------------
                                                                                              $ 1,112,318
---------------------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                 UNREALIZED
                             CONTRACTS TO          IN                           APPRECIATION
                                DELIVER       EXCHANGE FOR      MATURITY DATES  (DEPRECIATION)
----------------------------------------------------------------------------------------------
Japanese Yen                  506,764,000   USD     4,442,999     02/14/06        $    115,359
United States Dollar              153,458   JPY    17,900,000     02/14/06                (596)
United States Dollar              884,897   EUR       731,000     02/22/06               4,560
United States Dollar              666,752   GBP       378,000     02/23/06               5,734
----------------------------------------------------------------------------------------------
                                                                                  $    125,057
----------------------------------------------------------------------------------------------


CURRENCY TYPE ABBREVIATIONS:

EUR    Euro Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen
USD    U.S. Dollars

ISSUER BREAKDOWN BY COUNTRY

                             PERCENTAGE OF PORTFOLIO ASSETS
-----------------------------------------------------------
United States                                          88.3%
Sweden                                                  2.6
France                                                  2.4
Australia                                               1.6
Italy                                                   0.8
Brazil                                                  0.8
Cayman Islands                                          0.8
Russia                                                  0.7
Peru                                                    0.5
Panama                                                  0.5
Japan                                                   0.4
Qatar                                                   0.2
Mexico                                                  0.2
Luxembourg                                              0.1
Canada                                                  0.1
-----------------------------------------------------------
Total                                                 100.0%
-----------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 98.52%

ALABAMA - 0.59%

$ 1,500   Montgomery Special Care Facilities Financing Authority Revenue Capital
           Appreciation Refunding Series B-2 (Escrowed to Maturity) (FSA Insured)  11/15/10  5.000%++     $  1,460,715

ALASKA - 1.65%

    970   Alaska Housing Finance Corp. AMT Mortgage Series A-2*                    12/01/10  5.650           1,000,409
    900   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*              07/01/06  5.350             906,867
  1,155   Alaska Student Loan Corp. Revenue Series A (AMBAC Insured)*              07/01/09  5.550           1,219,611
    975   Northern Tobacco Securitization Corp. Alaska Tobacco Settlement
           Asset-Backed Bonds                                                      06/01/15  4.750             983,073
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,109,960
----------------------------------------------------------------------------------------------------------------------

ARIZONA - 2.05%

  2,000   Maricopa County Pollution Control Revenue Refunding Edison Co. Series A
           (Mandatory Put 03/02/09 @ $100)                                         06/01/35  2.900#          1,932,560
     25   Pima County Hospital Revenue St. Joseph Hospital Project (Escrowed to
           Maturity)                                                               01/01/09  7.500              26,616
  1,345   Pima County Industrial Development Authority Single-Family Mortgage
           Revenue Capital Appreciation Series B (FNMA/GNMA Collateralized)*       09/01/25  4.550           1,342,283
  1,800   San Manuel Entertainment Series 04-C**                                   12/01/16  4.500           1,807,002
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,108,461
----------------------------------------------------------------------------------------------------------------------
ARKANSAS - 0.00%

     12   Springdale Residential Housing Mortgage Series A (FNMA Collateralized)   09/01/11  7.650              11,806

CALIFORNIA - 10.03%
     60   California Pollution Control Financing Kaiser Steel Corp. Project
           (Escrowed to Maturity)                                                  10/01/08  7.250              63,109
  1,465   California State                                                         10/01/08  6.100           1,564,019
  2,000   California State                                                         02/01/10  5.000           2,107,860
  1,000   California State                                                         04/01/10  5.000           1,055,850
  2,000   California State                                                         10/01/10  5.250           2,143,600
  1,000   California State                                                         10/01/11  5.000           1,066,650
  1,000   California State                                                         02/01/12  5.000           1,066,880
  2,000   California State                                                         02/01/13  5.000           2,143,120
  1,000   California State Department Water Resources Power Supply Revenue
           Series A                                                                05/01/10  5.500           1,075,550
  3,000   California State Economic Recovery Series B (Mandatory Put 07/01/08
           @ $100)                                                                 07/01/23  5.000           3,104,040
  1,000   California Statewide Communities Development Authority Revenue Kaiser
           Permanente Series B (Mandatory Put 07/01/14 @ $100)                     08/01/31  3.900#            970,180
  1,000   California Statewide Communities Development Authority Revenue Kaiser
           Permanente Series E (Mandatory Put 04/01/10 @ $100)                     04/01/32  3.875             997,480
  1,000   California Statewide Communities Development Authority Revenue Kaiser
           Permanente Series H (Mandatory Put 05/01/08 @ $100)                     04/01/34  2.625#            972,090
  1,200   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue
           Enhanced Asset-Backed Series A (AMBAC Insured)                          06/01/20  5.000           1,248,216
  3,730   Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue
           Series A-1                                                              06/01/21  5.000           3,754,767
     55   Los Angeles Multi-Family Revenue Housing Earthquake Rehabilitation
           Project Series C (FNMA Collateralized)*                                 07/01/07  5.150              56,042
    425   Sacramento Utility District Electric Revenue, White Rock Project
           (Escrowed to Maturity)                                                  03/01/10  6.750             451,236
    195   Sacramento Utility District Electric Revenue, White Rock Project
           (Escrowed to Maturity)                                                  05/01/10  6.800             208,096
  1,000   Tobacco Securitization Authority Northern California Tobacco Settlement
           Revenue Asset-Backed Bonds Series A-1                                   06/01/23  4.750             992,940
----------------------------------------------------------------------------------------------------------------------
                                                                                                            25,041,725
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

CONNECTICUT - 0.82%

$ 2,000   Stamford Housing Authority Multi-Family Revenue Refunding Fairfield
           Apartments Project (Mandatory Put 12/01/08 @ $100)*                     12/01/28  4.750%#      $  2,040,140

DISTRICT OF COLUMBIA - 0.51%

    210   District of Columbia Housing Finance Authority Certificates of
           Participation (Asset Guaranty Insured)                                  06/01/08  4.850             210,197
  1,000   Metropolitan Airport Authority System AMT Series A (MBIA Insured)*       10/01/12  5.000           1,053,770
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,263,967
----------------------------------------------------------------------------------------------------------------------
FLORIDA - 2.57%

    500   Escambia County Health Facilities Authority Revenue Ascension Health
           Credit Series A                                                         11/15/11  5.250             535,850
  2,000   Hialeah Housing Authority Municipal Housing Revenue (Pre-refunded with
           U.S. Government Securities to 11/01/06 @ $103)                          11/01/21  9.500           2,148,560
  1,915   Leon County Educational Facilities Authority Certificates of
           Participation (Escrowed to Maturity)                                    09/01/11  9.000           2,417,898
  1,260   North Miami Educational Facilities Revenue Johnston & Wales University
           Project Series A (XL Capital Insured)                                   04/01/09  5.000           1,316,511
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,418,819
----------------------------------------------------------------------------------------------------------------------
GEORGIA - 1.86%

  2,000   Georgia State Series D                                                   10/01/10  6.000           2,222,080
  1,250   Henry County School District Series A                                    08/01/11  6.450           1,376,200
  1,000   Municipal Electric Authority Project One Subseries D (MBIA Insured)      01/01/10  5.000           1,054,430
----------------------------------------------------------------------------------------------------------------------
                                                                                                             4,652,710
----------------------------------------------------------------------------------------------------------------------
HAWAII - 0.41%

  1,000   Hawaii State Department Budget & Finance Special Purpose Revenue
           Hawaiian Electric Co., Inc. Series A (MBIA Insured)*                    05/01/26  6.200           1,016,370

IDAHO - 0.49%

    790   Idaho Housing & Finance Association Single-Family Mortgage Series G-2,
           Class III*                                                              07/01/19  5.950             818,329
    405   Idaho Housing & Finance Association Single-Family Mortgage
           Subseries D-3*                                                          07/01/13  5.150             408,941
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,227,270
----------------------------------------------------------------------------------------------------------------------
ILLINOIS - 8.56%
    170   Belleville St. Clair County (Escrowed to Maturity) (MGIC Insured)        11/01/09  7.250             183,952
  1,000   Chicago O'Hare International Airport Revenue Passenger Facility Second
           Lien Series A (AMBAC Insured)*                                          01/01/10  5.500           1,060,170
  2,000   Chicago School Finance Authority Refunding Series A (FGIC Insured)       06/01/09  6.250           2,136,280
  4,340   Cook County Community Consolidated School District Number 15 Palatine
           Capital Appreciation (FGIC Insured)                                     12/01/15  5.440^          2,867,872
  4,890   Cook County Community Consolidated School District Number 15 Palatine
           Capital Appreciation (FGIC Insured)                                     12/01/16  5.510^          3,072,143
  1,000   Illinois Development Finance Authority Revenue DePaul University
           Series C                                                                10/01/13  5.500           1,082,020
  1,625   Illinois Development Finance Authority Revenue Refunding Community
           Rehabilitation Providers Series A                                       07/01/09  5.900           1,666,649
    660   Illinois Educational Facilities Authority Revenue Evangelical Series A
           (Escrowed to Maturity)                                                  04/15/17  6.750             787,479
    700   Illinois Finance Authority Student Housing Revenue MJH Education
           Assistance IV Senior Series A                                           06/01/08  5.000             714,252
    810   Illinois Finance Authority Student Housing Revenue MJH Education
           Assistance IV Senior Series A                                           06/01/10  5.000             833,117
  5,990   Illinois Health Facilities Authority Revenue Advocate Network
           Health Care                                                             11/15/10  6.000           6,547,909

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

ILLINOIS - (CONCLUDED)

$   125   Illinois Health Facilities Authority Revenue Ravenswood Hospital
           Medical Center (Escrowed to Maturity)                                   08/01/06  7.250%       $    127,451
    285   St. Clair County Certificates of Participation Series A (FSA Insured)    10/01/08  5.000             295,633
----------------------------------------------------------------------------------------------------------------------
                                                                                                            21,374,927
----------------------------------------------------------------------------------------------------------------------
INDIANA - 3.89%

  5,000   Indiana Health Facility Financing Authority Revenue Ascension Health
           Subordinated Credit Series A                                            04/01/10  5.000           5,245,650
  1,345   Indiana Health Facility Financing Authority Revenue Health Systems
           Sisters of St. Francis                                                  11/01/08  5.500           1,407,421
  1,500   Indianapolis Airport Authority Revenue Refunding Special Facilities
           Federal Express Corp. Project (Federal Express Co. Insured)*            01/15/17  5.100           1,565,250
  1,410   Wayne Township Marion County School Building Corp. First Mortgage
           (FGIC Insured)                                                          07/15/10  5.000           1,493,430
----------------------------------------------------------------------------------------------------------------------
                                                                                                             9,711,751
----------------------------------------------------------------------------------------------------------------------
IOWA - 0.44%

  1,000   Tobacco Settlement Authority Asset-Backed Revenue Bonds Series B
           (Pre-refunded with Agency Securities to 06/01/11 @ $101)                06/01/35  5.600           1,099,520

KANSAS - 0.41%

  1,000   Burlington Pollution Control Revenue Refunding Kansas Gas &
           Electric Co. Project B (Mandatory Put 06/01/06 @ $100) (MBIA Insured)   06/01/31  2.650#            997,590
     15   Wichita Hospital Revenue St. Francis Hospital & Nursing Series A
           (Escrowed to Maturity)                                                  10/01/07  6.750              15,487
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,013,077
----------------------------------------------------------------------------------------------------------------------
LOUISIANA - 0.10%

    170   East Baton Rouge Parish Womans Hospital Foundation (Escrowed to
           Maturity)                                                               10/01/08  7.200             179,542
      5   East Baton Rouge Single-Family Mortgage Series C (FNMA/GNMA
           Collateralized)                                                         04/01/32  7.000               5,006
     60   Jefferson Parish Home Mortgage Authority Single-Family Housing Revenue
           Refunding Series D-1 (Mandatory Put 06/01/10 @ $100) (FNMA/GNMA
           Collateralized)*                                                        06/01/10  5.600              60,709
----------------------------------------------------------------------------------------------------------------------
                                                                                                               245,257
----------------------------------------------------------------------------------------------------------------------
MAINE - 0.07%

    185   Maine State Housing Authority Mortgage Purchase Series D-1               11/15/16  5.050             185,396

MARYLAND - 0.40%

  1,000   Maryland State Community Development Administration Department
           Housing & Community Development AMT Single Family Program Third
           Series*                                                                 04/01/07  4.400           1,009,590

MASSACHUSETTS - 7.70%

  2,000   Massachusetts Bay Transportation Authority Sales Tax Revenue Series A    07/01/10  5.000           2,123,400
  3,115   Massachusetts Municipal Wholesale Electric Co. Power Supply Systems
           Revenue Nuclear Project 4-A (MBIA Insured)                              07/01/11  5.000           3,319,905
  3,100   Massachusetts State Consolidated Loan Series B (Pre-refunded with U.S.
           Government Securities to 03/01/12 @ $100) (FSA Insured)                 03/01/16  5.500           3,403,149
  2,500   Massachusetts State Consolidated Loan Series C (Pre-refunded with U.S.
           Government Securities to 10/01/10 @ $100)                               10/01/19  5.750           2,726,625
  2,000   Massachusetts State Development Finance Agency Solid Waste Disposal
           Revenue Waste Management Income Project (XL Capital Insured)*           06/01/14  5.450           2,128,540
  5,000   Massachusetts State Refunding Series A                                   11/01/10  6.000           5,526,200
----------------------------------------------------------------------------------------------------------------------
                                                                                                            19,227,819
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

MICHIGAN - 0.32%

$   800   Michigan State Strategic Fund Waste Management Income Project
           (Mandatory Put 08/01/07 @ $100)*                                        08/01/27  3.750%#      $    796,344

MINNESOTA - 0.02%
     35   Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured)    08/01/11  7.100              38,618

MISSOURI - 1.28%

  1,375   St. Louis Airport Revenue Airport Development Program Series A
           (Escrowed to Maturity)  (MBIA Insured)                                  07/01/09  5.500           1,465,984
  1,625   St. Louis Airport Revenue Airport Development Program Unrefunded
           Balance Series A (MBIA Insured)                                         07/01/09  5.500           1,731,990
      5   St. Louis County Single-Family Housing (AMBAC Insured)                   10/01/16  9.250               5,041
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,203,015
----------------------------------------------------------------------------------------------------------------------
NEVADA - 0.78%

  2,000   Clark County Pollution Control Revenue Refunding Series C
           (Mandatory Put 03/02/09 @ $100)*                                        06/01/31  3.250#          1,947,520

NEW JERSEY - 5.38%
  1,500   New Jersey Economic Development Authority Market Transition Facility
           Revenue Refunding Senior Lien Series A (MBIA Insured)                   07/01/11  5.000           1,601,700
  1,000   New Jersey Economic Development Authority Revenue School Facilities
           Construction Series I                                                   09/01/14  5.000           1,069,540
  1,000   New Jersey Economic Development Authority Revenue School Facilities
           Construction Series O                                                   03/01/11  5.000           1,060,040
  1,000   New Jersey Health Care Facilities Financing Authority Department of
           Human Services Greystone Park Psychiatric Hospital                      09/15/10  5.000           1,056,600
  2,500   New Jersey State Transportation Trust Fund Authority Transportation
           Systems Series B (FGIC Insured)                                         12/15/11  5.250           2,704,525
  4,000   New Jersey State Transportation Trust Fund Authority Transportation
           Systems Series C (FSA Insured)                                          12/15/10  5.500           4,340,960
    545   Tobacco Settlement Financing Corp. New Jersey                            06/01/19  4.375             545,986
  1,000   Tobacco Settlement Financing Corp. New Jersey Asset-Backed Revenue
           Bonds                                                                   06/01/11  5.500           1,055,610
----------------------------------------------------------------------------------------------------------------------
                                                                                                            13,434,961
----------------------------------------------------------------------------------------------------------------------
NEW MEXICO - 2.68%

  2,000   Farmington Pollution Control Revenue Refunding Series B (Mandatory
           Put 04/10/10 @ $100) (FGIC Insured)                                     04/01/29  3.550#          1,989,200
  2,000   New Mexico State Highway Commission Revenue Senior Subordinated Lien
           Tax Series A                                                            06/15/10  5.250           2,136,580
  2,500   New Mexico State Severance Tax Refunding Series A (Partially
           Pre-refunded with U.S. Government Securities to 07/01/07 @ $100)        07/01/08  5.000           2,558,625
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,684,405
----------------------------------------------------------------------------------------------------------------------
NEW YORK - 11.49%

  1,000   Nassau Health Care Corp. Health Systems Revenue (Pre-refunded with cash
           and U.S. Government Securities to 08/01/09 @ $102) (FSA Insured)        08/01/11  6.000           1,103,240
  4,000   New York City Industrial Development Agency Special Facility Revenue
           Terminal One Group Association Project*                                 01/01/11  5.000           4,153,280
  1,000   New York City Municipal Water Finance Authority Water & Sewer Systems
           Revenue Series D                                                        06/15/10  5.500           1,079,170
  1,000   New York City Refunding Series B                                         08/01/11  5.500           1,082,990
    385   New York City Series A (Escrowed to Maturity)                            11/01/08  5.250             404,046
    750   New York City Series C                                                   08/01/09  5.250             791,437
  3,000   New York City Series C                                                   08/01/11  5.250           3,215,160
     65   New York City Series E (Pre-refunded with U.S. Government Securities to
           08/01/06 @ $101.50)                                                     08/01/16  6.000              66,855

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

NEW YORK - (CONCLUDED)

$ 3,045   New York City Series H                                                   08/01/10  5.000%       $  3,210,953
  1,500   New York City Series J                                                   06/01/11  5.250           1,605,300
  2,000   New York City Transitional Finance Authority Revenue Future Tax Secured
           Series A                                                                11/01/26  5.500#          2,179,180
  1,615   New York City Unrefunded Balance Series A                                11/01/08  5.250           1,690,388
    135   New York City Unrefunded Balance Series E                                08/01/16  6.000             138,696
  1,500   New York State Dorm Authority Lease Revenue, Series B (Mandatory Put
           07/01/13 @ $100) (XL Capital Insured)                                   07/01/32  5.250#          1,634,325
  2,000   New York State Dorm Authority Revenue Series B (Mandatory Put
           05/15/12 @ $100)                                                        11/15/23  5.250           2,153,800
  3,000   New York State Housing Finance Agency Service Contract Revenue
           Refunding Series K                                                      03/15/08  5.000           3,095,010
  1,000   New York State Urban Development Corp. Correctional & Youth Facilities
           Service Series A (Mandatory Put 01/01/11 @ $100)                        01/01/17  5.500           1,078,110
----------------------------------------------------------------------------------------------------------------------
                                                                                                            28,681,940
----------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA - 1.13%

  2,650   North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue
           Series A (MBIA Insured)                                                 01/01/09  5.750           2,819,176

OHIO - 2.47%

  1,145   Butler County Transportation Improvement District Series A
           (Pre-refunded with U.S. Government Securities to 04/01/08 @ $102)
           (FSA Insured)                                                           04/01/11  6.000           1,228,402
  2,265   Cleveland Waterworks Revenue Refunding First Mortgage Series G
           (MBIA Insured)                                                          01/01/13  5.500           2,431,183
  1,680   Franklin County Revenue Refunding Trinity Health Credit Series A         06/01/11  5.000           1,778,666
    730   Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2
           (GNMA Collateralized)*                                                  09/01/18  5.350             730,708
----------------------------------------------------------------------------------------------------------------------
                                                                                                             6,168,959
----------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA - 3.48%

    800   Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with
           U.S. Government Securities and a Repurchase Agreement to 12/01/10
           @ $101) (MBIA Insured)                                                  12/01/15  5.750             879,752
     25   Chester County Hospital Authority Revenue (Escrowed to Maturity)         07/01/09  7.500              26,607
     50   Lancaster Sewer Authority (Escrowed to Maturity)                         04/01/12  6.000              53,267
  2,000   Pennsylvania Economic Development Financing Authority Resource Recovery
           Revenue Refunding Colver Project Series F (AMBAC Insured)*              12/01/12  5.000           2,113,180
  3,000   Pennsylvania State Higher Educational Facilities Authority Revenue
           Waynesburg Series J-4 (Mandatory Put 05/01/09 @ $100) (PNC Bank N.A.
           Insured)                                                                05/01/32  3.300#          2,963,730
  1,000   Philadelphia Airport Revenue Series A (MBIA Insured)*                    06/15/10  5.000           1,050,020
  1,500   Philadelphia School District Refunding Series B (AMBAC Insured)          04/01/13  5.000           1,611,435
----------------------------------------------------------------------------------------------------------------------
                                                                                                             8,697,991
----------------------------------------------------------------------------------------------------------------------
PUERTO RICO - 6.02%

  1,000   Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12
           @ $100)                                                                 07/01/30  5.000#          1,050,870
  2,000   Puerto Rico Commonwealth Refunding Series C (Mandatory Put 07/01/08
           @ $100)                                                                 07/01/13  6.000           2,096,360
  1,000   Puerto Rico Commonwealth Refunding Series C (Mandatory Put 07/01/08
           @ $100)                                                                 07/01/18  5.000#          1,025,800
  3,000   Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding
           Government Facilities Series J (Mandatory Put 07/01/12 @ $100)
           (Commonwealth GTD)                                                      07/01/28  5.000#          3,152,610
  2,800   Puerto Rico Public Finance Corp. Commonwealth Appropriations Series
           E (Pre-refunded with U.S. Government Securities to 02/01/12 @ $100)     08/01/29  5.500           3,078,460
  4,250   Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations
           Series A (Mandatory Put 02/01/12 @ $100) (Government Development Bank
           for Puerto Rico Insured)                                                08/01/27  5.750#          4,622,725
----------------------------------------------------------------------------------------------------------------------
                                                                                                            15,026,825
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES           VALUE
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - (CONCLUDED)

SOUTH CAROLINA - 3.01%

$ 2,000   Richland County Environmental Improvement Revenue Refunding
           International Paper Co. Projects Series A                               10/01/07  4.250%       $  2,010,460
  5,070   South Carolina Transportation Infrastructure Bank Revenue Series A
           (MBIA Insured)                                                          10/01/09  6.000           5,513,270
----------------------------------------------------------------------------------------------------------------------
                                                                                                             7,523,730
----------------------------------------------------------------------------------------------------------------------
SOUTH DAKOTA - 1.32%

  3,030   South Dakota Health & Educational Facilities Authority Revenue
           Refunding Prairie Lakes Healthcare (ACA/CBI Insured)                    04/01/13  5.450           3,155,139
    140   South Dakota State Health & Educational Revenue St. Lukes Hospital
           Project (Escrowed to Maturity)                                          10/01/07  6.800             144,550
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,299,689
----------------------------------------------------------------------------------------------------------------------
TENNESSEE - 3.88%

  8,300   Metropolitan Government Nashville & Davidson County Water Sewer Revenue
           Cab Converter Refunding (Mandatory Put 01/01/09 @ $100) (FGIC/TCRs)     01/01/12  7.700           9,681,950

TEXAS - 7.54%

  3,400   Austin Texas Utility Systems Revenue Refunding (AMBAC Insured)           11/15/09  6.750           3,782,942
  1,000   Canutillo Independent School District Refunding (PSF-GTD)                08/15/10  5.000           1,061,700
  1,000   Dallas Texas Refunding Series A                                          02/15/10  5.000           1,056,330
  2,480   Fort Bend Independent School District (PSF-GTD)                          08/15/07  7.000           2,613,845
  5,000   Harris County Refunding Tax & Subordinated Lien Series B (Mandatory Put
           08/15/12 @ $100) (FSA Insured)                                          08/15/32  5.000           5,311,100
  1,500   Harris County Refunding Toll Road B-2 (Mandatory Put 08/15/09 @ $100)
           (FGIC Insured)                                                          08/15/21  5.000#          1,571,610
    170   Houston Texas Airport Systems Revenue (Escrowed to Maturity)             07/01/10  7.600             188,068
  2,000   Katy Independent School District School Building Series A (PSF-GTD)      02/15/14  5.000           2,138,700
  1,020   Lamar Consolidated Independent School District Refunding Schoolhouse
           (PSF-GTD)                                                               02/15/11  5.000           1,085,260
     25   Texas Municipal Power Agency Revenue (Escrowed to Maturity)
           (MBIA Insured)                                                          09/01/13  6.100^             18,469
----------------------------------------------------------------------------------------------------------------------
                                                                                                            18,828,024
----------------------------------------------------------------------------------------------------------------------
UTAH - 0.52%

  1,255   Utah State Housing Finance Agency Single-Family Mortgage Series G-3,
           Class III*                                                              07/01/15  5.700           1,277,992
     10   Utah State Housing Finance Agency Single-Family Mortgage Subseries
           A-1 (AMBAC Insured)                                                     07/01/08  5.900              10,212
----------------------------------------------------------------------------------------------------------------------
                                                                                                             1,288,204
----------------------------------------------------------------------------------------------------------------------
VIRGINIA - 0.88%

  2,000   Fairfax County Economic Development Authority Resource Recovery Revenue
           Refunding Series A (AMBAC Insured)*                                     02/01/11  6.100           2,195,560

WASHINGTON - 2.35%

  4,000   Washington State Public Power Supply Systems Nuclear Project Number 1
           Revenue Refunding Series A (AMBAC Insured)                              07/01/08  6.000           4,239,200
     20   Washington State Series 93-A (Pre-refunded with U.S. Government
           Securities to 10/01/08 @ $100)                                          10/01/12  5.750              21,924
  1,480   Washington State Unrefunded Balance Series 93-A (FSA Insured)            10/01/12  5.750           1,612,283
----------------------------------------------------------------------------------------------------------------------
                                                                                                             5,873,407
----------------------------------------------------------------------------------------------------------------------
WISCONSIN - 1.42%

  2,150   Badger Tobacco Asset Securitization Corp.                                06/01/10  5.500           2,254,339
  1,200   Badger Tobacco Asset Securitization Corp. Asset-Backed Revenue Bonds     06/01/11  5.750           1,279,116
----------------------------------------------------------------------------------------------------------------------
                                                                                                             3,533,455
----------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds and Notes (cost - $244,590,160)                                                      245,943,053
----------------------------------------------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                            MATURITY  INTEREST
 (000)                                                                              DATES     RATES          VALUE
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM MUNICIPAL NOTES~  - 0.36%

INDIANA - 0.32%

$   800   Indiana Health Facility Financing Authority Hospital Revenue, Clarian
           Health Obligation Series B (Chase Manhattan Bank Insured)               02/01/06  3.090%      $     800,000

KANSAS - 0.04%

    100   Kansas Department of Transportation Highway Revenue Series B-1
           (Pooled Money Investment Board Insured)                                 02/01/06  3.020             100,000
----------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Notes (cost - $900,000)                                                             900,000
----------------------------------------------------------------------------------------------------------------------

NUMBER OF
 SHARES
  (000)
----------------------------------------------------------------------------------------------------------------------
TAX-FREE MONEY MARKET FUND+ - 0.03%

     82   State Street Global Advisors Tax Free Money Market Fund
           (cost - $81,820)                                                                  2.470              81,820
----------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $245,571,980) - 98.91%                                                           246,924,873
----------------------------------------------------------------------------------------------------------------------
Other assets in excess of liabilities - 1.09%                                                                2,717,918
----------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                     $ 249,642,791
----------------------------------------------------------------------------------------------------------------------

^      Zero coupon bond; interest rate represents annualized yield at date of purchase.
# Floating rate securities. The interest rates shown are the current rates as of January 31, 2006.
*      Security subject to Alternative Minimum Tax.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. This security, which represents 0.72% of net assets as of January 31, 2006, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+      Interest rate shown reflects yield at January 31, 2006.
++     Step-up bond that converts to the noted fixed rate at a designated future date.
~ Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of January 31, 2006.
ACA    American Capital Access.
AMBAC  American Municipal Bond Assurance Corporation.
AMT    Alternative Minimum Tax.
CBI    Certificates of Bond Insurance.
FGIC   Federal Guaranty Insurance Corporation.
FHA    Federal Housing Authority.
FNMA   Federal National Mortgage Association.
FSA    Financial Security Assurance.
GNMA   Government National Mortgage Association.
GTD    Guaranteed.
MBIA   Municipal Bond Investors Assurance.
MGIC   Mortgage Guarantee Insurance Corporation.
PSF    Permanent School Fund.
TCRs   Transferable Custodial Receipts.
VA     Veterans Administration.

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

   PRINCIPAL
     AMOUNT                                                                    MATURITY             INTEREST
     (000)*                                                                     DATES                 RATES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - 87.72%
AUSTRALIA - 5.99%
EUR          450   Australia & New Zealand Banking Group Ltd.                   02/05/15              4.450%    $       566,509
          19,290   Government of Australia                                      06/15/11              5.750          14,935,560
           7,340   Government of Australia                                      04/15/15              6.250           5,922,687
           7,760   New South Wales Treasury Corp.                               08/01/14              5.500           5,860,367
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     27,285,123
-------------------------------------------------------------------------------------------------------------------------------
AUSTRIA - 6.49%
           9,910   Republic of Austria                                          07/15/09              4.000          12,378,492
          13,770   Republic of Austria                                          10/20/13              3.800          17,208,367
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     29,586,859
-------------------------------------------------------------------------------------------------------------------------------
BELGIUM - 1.38%
             250   Kingdom of Belgium                                           03/28/15              8.000             411,025
           3,830   Kingdom of Belgium                                           03/28/28              5.500           5,869,793
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      6,280,818
-------------------------------------------------------------------------------------------------------------------------------
CANADA - 2.30%
           9,640   Government of Canada                                         06/01/33              5.750          10,468,970

CAYMAN ISLANDS - 1.15%
EUR        1,450   Hutchison Whampoa Finance                                    07/08/13              5.875           1,961,069
EUR          590   Mizuho Finance                                               04/15/14              4.750+            741,650
GBP        1,400   Pacific Life Funding LLC                                     01/20/15              5.125           2,548,340
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      5,251,059
-------------------------------------------------------------------------------------------------------------------------------
CHANNEL ISLANDS - 0.17%
EUR          550   Credit Suisse Group Finance                                  06/07/13              6.375             783,065

DENMARK - 3.92%
EUR          920   Danske Bank A/S                                              11/12/12              5.125+          1,182,001
EUR        1,400   Dong A/S                                                     06/29/12              3.500           1,673,663
               1   Kingdom of Denmark                                           11/15/07              7.000                  87
               1   Kingdom of Denmark                                           11/15/09              6.000                  90
           3,110   Kingdom of Denmark                                           11/15/11              6.000             578,270
          51,620   Kingdom of Denmark                                           11/15/13              5.000           9,338,913
          30,050   Kingdom of Denmark                                           11/15/15              4.000           5,107,866
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     17,880,890
-------------------------------------------------------------------------------------------------------------------------------
FINLAND - 2.14%
           3,000   Government of Finland                                        07/04/06              2.750           3,648,248
           4,500   Government of Finland                                        02/23/11              5.750           6,100,529
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      9,748,777
-------------------------------------------------------------------------------------------------------------------------------
FRANCE - 12.17%
           1,500   BNP Paribas                                                  01/23/14              5.250+          1,919,562
           1,950   ERAP                                                         04/25/08              3.375           2,387,773
           1,100   France Telecom                                               01/28/13              7.250           1,596,908
          11,250   Republic of France                                           04/25/09              4.000          14,049,868
          11,720   Republic of France                                           04/25/10              5.500          15,529,416
           9,150   Republic of France                                           10/25/32              5.750          14,829,045

   PRINCIPAL
     AMOUNT                                                                    MATURITY             INTEREST
     (000)*                                                                     DATES                 RATES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
FRANCE - (CONCLUDED)
           2,480   Republic of France                                           04/25/55              4.000%    $     3,200,412
           1,600   Societe Generale                                             01/26/15++++          4.196~~         1,939,451
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     55,452,435
-------------------------------------------------------------------------------------------------------------------------------
GERMANY - 7.14%
          18,000   Federal Republic of Germany                                  09/22/06              2.500          21,845,525
           4,580   Federal Republic of Germany                                  07/04/14              4.250           5,890,258
           2,300   Kreditanstalt Fuer Wiederaufbau                              08/18/06              4.750           2,824,601
           1,610   Kreditanstalt Fuer Wiederaufbau                              04/17/09              3.500           1,974,096
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     32,534,480
-------------------------------------------------------------------------------------------------------------------------------
ICELAND - 0.80%
          29,900   Housing Finance Fund Series 2                                04/15/34              3.750             443,600
         217,500   Housing Finance Fund Series 3                                06/15/44              3.750           3,216,748
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,660,348
-------------------------------------------------------------------------------------------------------------------------------
IRELAND - 0.72%
           1,500   Bank of Ireland                                              02/27/19              4.625+          1,928,633
           1,100   Bank of Ireland Mortgage Bank                                09/22/09              3.500           1,348,037
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,276,670
-------------------------------------------------------------------------------------------------------------------------------
ITALY - 0.81%
           1,200   Edison SpA                                                   12/10/10              5.125           1,552,516
             580   Sanpaolo IMI SpA                                             04/06/10              6.375             783,210
           1,000   UniCredito Italiano SpA                                      02/28/12              6.100           1,363,505
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      3,699,231
-------------------------------------------------------------------------------------------------------------------------------
JAPAN - 10.54%
EUR        1,000   Bank of Tokyo-Mitsubishi UFJ                                 12/16/15              3.500+          1,200,858
         977,600   Government of Japan                                          06/20/06              0.500           8,349,523
         905,800   Government of Japan                                          09/20/06              0.500           7,744,206
         363,000   Government of Japan                                          03/20/13              0.700           2,973,580
       2,462,766   Government of Japan                                          09/10/15              0.800          21,135,218
         647,000   Government of Japan                                          09/20/24              2.100           5,580,647
EUR          850   Sumitomo Mitsui Banking                                      10/15/49              4.375+          1,039,084
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     48,023,116
-------------------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.91%
           3,200   Gaz Capital (Gazprom)                                        12/09/12              4.560           3,866,314
             230   Sogerim SA                                                   04/20/06              6.125             281,375
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      4,147,689
-------------------------------------------------------------------------------------------------------------------------------
MALAYSIA - 0.06%
EUR          200   Petronas Capital Ltd.                                        05/22/09              6.375             265,270

MEXICO - 2.72%
EUR          800   United Mexican States                                        03/08/10              7.500           1,108,411
          40,820   United Mexican States                                        12/22/11              9.000           4,099,791
          12,700   United Mexican States                                        12/19/13              8.000           1,211,302

   PRINCIPAL
     AMOUNT                                                                    MATURITY             INTEREST
     (000)*                                                                     DATES                 RATES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONTINUED)
MEXICO - (CONCLUDED)
          31,500   United Mexican States                                        12/18/14              9.500%    $     3,263,303
EUR          800   United Mexican States                                        02/17/20              5.500           1,047,653
          15,150   United Mexican States                                        12/05/24             10.000           1,668,467
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     12,398,927
-------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS - 4.83%
           1,800   BHP Billiton Finance BV                                      10/10/07              4.375           2,231,397
           1,200   BMW Finance NV                                               08/06/18              5.000           1,577,537
             950   Deutsche Telekom International Finance                       03/29/18              6.625           1,381,577
             420   EADS Finance BV                                              03/03/10              4.625             531,813
               1   Government of the Netherlands                                07/15/08              5.250               1,855
           7,040   Government of the Netherlands                                01/15/10              3.000           8,499,389
           2,020   Government of the Netherlands                                01/15/23              7.500           3,629,532
               1   Government of the Netherlands                                01/15/28              5.500                 767
             700   ING Bank NV                                                  09/16/20              3.500+            823,722
           1,000   Repsol International Finance BV                              07/22/13              5.000           1,289,013
           1,500   RWE Finance BV                                               07/23/18              5.125           2,023,466
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     21,990,068
-------------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.59%
           2,910   Government of New Zealand                                    02/15/16              4.500           2,689,061

NORWAY - 2.66%
          35,260   Government of Norway                                         05/15/13              6.500           6,239,180
          35,800   Government of Norway                                         05/15/15              5.000           5,889,925
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     12,129,105
-------------------------------------------------------------------------------------------------------------------------------
POLAND - 0.36%
           5,000   Government of Poland                                         11/24/10              6.000           1,664,292

SOUTH KOREA - 0.63%
         700,000   Republic of South Korea                                      04/10/07              7.170             746,072
       2,000,000   Republic of South Korea                                      07/10/07              6.150           2,111,819
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      2,857,891
-------------------------------------------------------------------------------------------------------------------------------
SWEDEN - 1.77%
          18,830   Kingdom of Sweden                                            12/01/15              3.500           3,188,462
          16,250   Kingdom of Sweden                                            12/01/28              3.500           3,140,612
EUR        1,400   Nordea Bank AB                                               09/30/16              4.000+          1,730,613
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      8,059,687
-------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 10.95%
           1,400   Alliance & Leicester PLC                                     03/22/49              5.827+          2,624,343
EUR          550   Barclays Bank PLC                                            03/08/11              5.750             736,714
EUR        2,200   Barclays Bank PLC                                            03/04/19              4.500+          2,800,293
EUR        1,230   BAT International Finance PLC                                02/25/09              4.875           1,548,937
EUR        1,900   HBOS PLC                                                     10/30/19              4.375+          2,393,105
EUR        1,800   HSBC Bank PLC                                                03/18/16              4.250           2,256,330
EUR        1,260   Imperial Tobacco Finance                                     06/06/07              6.250           1,592,254

   PRINCIPAL
     AMOUNT                                                                    MATURITY             INTEREST
     (000)*                                                                     DATES                 RATES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
LONG-TERM GLOBAL DEBT SECURITIES - (CONCLUDED)
UNITED KINGDOM - (CONCLUDED)
             370   Mitchells & Butlers Finance                                  09/15/30              6.469%    $       766,837
EUR        1,750   Nationwide Building Society                                  08/17/15              3.375+          2,104,942
EUR          180   RBS Capital Trust I                                          06/30/12              6.467+            250,311
EUR        1,800   Rio Tinto Finance PLC                                        05/10/07              5.125           2,242,520
EUR        1,100   Rolls-Royce Group PLC Euro MTN                               03/16/11              4.500           1,388,860
EUR        1,400   Standard Chartered Bank                                      02/03/17              3.625+          1,690,800
               5   United Kingdom Treasury Bonds                                12/07/09              5.750               9,349
          10,460   United Kingdom Treasury Bonds                                06/07/10              4.750          18,958,552
              30   United Kingdom Treasury Bonds                                12/07/15              8.000              70,066
           1,450   United Kingdom Treasury Bonds                                03/07/36              4.250           2,762,410
           1,800   United Kingdom Treasury Bonds                                12/07/55              4.250           3,603,433
EUR        1,750   United Utilities Water PLC                                   01/24/20              4.250           2,110,284
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     49,910,340
-------------------------------------------------------------------------------------------------------------------------------
UNITED STATES - 6.52%
EUR          250   Bank of America Corp.                                        05/06/19              4.750+            323,371
GBP        1,600   Bear Stearns Co., Inc.                                       01/20/10              5.125           2,871,770
EUR        1,150   BMW U.S. Capital LLC                                         09/23/10              2.750           1,352,302
GBP          550   Capital One Multi-Asset                                      06/17/14              6.625           1,067,141
EUR        1,150   Citigroup, Inc.                                              11/14/07              4.625           1,433,385
JPY       74,000   Citigroup, Inc.                                              10/31/25              2.400             633,344
EUR          740   Goldman Sachs Group, Inc.                                    02/04/13              3.750             895,164
           1,218   INTERSTAR Millennium Trust, Series 2005-1G,
                     Class A                                                    12/08/36              4.577+          1,218,445
             655   INTERSTAR Millennium Trust, Series 2005-2L,
                     Class A1 (1)                                               07/27/38              4.790+            654,721
             479   Long Beach Mortgage Loan Trust Series 2004-1,
                     Class A3                                                   02/25/34              4.830+            479,547
GBP          230   MBNA Credit Card, Series 03C4                                05/17/13              6.100             430,545
             171   Novastar Home Equity Loan Series 2003-1,
                     Class A1                                                   05/25/33              4.910+            171,394
             463   Option One Trust                                             02/25/32              4.820+            463,329
             319   Residential Asset Securities Corp. Series
                     2003-KS6, Class A2                                         08/25/33              4.830+            319,523
             234   Residential Asset Securities Corp. Series
                     2003-KS7, Class AIIB                                       09/25/33              4.850+            234,693
             878   Residential Asset Securities Corp. Series
                     2003-RS4, Class AIIB                                       05/25/33              4.860+            884,473
           1,034   Residential Asset Securities Corp. Series
                     2004-RS4, Class A2B1                                       04/25/34              4.790+          1,035,752
             774   SMHL Global Fund, Series 6, Class A                          11/09/35              4.464+            775,539
           4,365   U.S. Treasury Bonds (2)                                      05/15/30              6.250           5,323,082
           4,313   U.S. Treasury Inflation Index Bonds (3)                      01/15/25              2.375           4,558,225
           4,521   U.S. Treasury Inflation Index Bonds (3)                      01/15/26              2.000           4,512,953
             180   U.S. Treasury Stripped Principal Payment
                     Bonds #                                                    02/15/19              8.875^^            97,597
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     29,736,295
-------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Global Debt Securities (cost - $400,497,087)                                                        399,780,466
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - 2.30%
SWEDEN - 1.20%
BANKING - 1.20%
USD        5,500   Svenska Handelsbanken                                        03/01/06              4.490           5,480,793

   PRINCIPAL
     AMOUNT                                                                    MATURITY             INTEREST
     (000)*                                                                     DATES                 RATES         VALUE
-------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@ - (CONCLUDED)
UNITED STATES - 1.10%
BANKING - 1.10%
           5,000   Societe Generale N.A., Inc.                                  02/17/06              3.105%    $     4,990,067
-------------------------------------------------------------------------------------------------------------------------------
Total Commercial Paper (cost - $10,470,860)                                                                          10,470,860
-------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT AND AGENCY OBLIGATIONS@ - 1.47%
           5,000   Federal Home Loan Bank                                       02/17/06              4.310           4,990,422
           1,730   U.S. Treasury Bills~                             05/18/06 to 06/22/06     4.195 to 4.220           1,704,478
-------------------------------------------------------------------------------------------------------------------------------
Total Short-Term U.S. Government and Agency Obligations
  (cost - $6,694,900)                                                                                                 6,694,900
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 4.55%
USD       20,731   Repurchase Agreement dated 01/31/06 with State
                     Street Bank & Trust Co., collateralized by
                     $16,801,752 U.S. Treasury Bills, zero coupon
                     due 04/13/06 to 05/25/06 and $4,516,478 U.S.
                     Treasury Notes, 2.500% due 05/31/06; (value -
                     $21,146,101); proceeds: $20,733,303 (cost -
                     $20,731,000)                                               02/01/06              4.000          20,731,000

   NUMBER OF
     SHARES
     (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 0.59%
MONEY MARKET FUNDS++ - 0.15%
               7   AIM Liquid Assets Portfolio                                                        4.350               6,736
+++            0   Barclays Prime Money Market Fund                                                   4.303                  21
+++            0   Deutsche Cash Reserve Institutional Fund                                           4.191                  55
+++            0   Scudder Money Market Series                                                        4.247                  72
             671   UBS Private Money Market Fund LLC**                                                4.347             670,729
-------------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost-$677,613)                                                                                677,613
-------------------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT
    (000)*
-------------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 0.44%
USD        2,002   Repurchase Agreement dated 01/31/06 with Merrill
                     Lynch & Co., collateralized by $2,055,000
                     Federal Farm Credit Bank obligations, 5.625%
                     due 10/19/20; (value - $2,043,125); proceeds:
                     $2,002,178 (cost - $2,001,932)                             02/01/06              4.430           2,001,932
-------------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $2,679,545)                                                                                                 2,679,545
-------------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $441,073,392) - 96.63%                                                                    440,356,771
Other assets in excess of liabilities - 3.37%                                                                        15,349,623
-------------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                            $   455,706,394
-------------------------------------------------------------------------------------------------------------------------------

Note:  The Portfolio of Investments is listed by the issuer's country of origin.
*      In local currency unless otherwise indicated.
+ Floating rate securities. The interest rates shown are the current rates as of January 31, 2006.
++     Interest rates shown reflect yield at January 31, 2006.
+++    Amount represents less than 500 shares.
++++   Perpetual bond security. The maturity date reflects the next call date.
~~ Variable rate security - The interest rate shown is the current rate as of January 31, 2006, and resets at the next call date.
~      Partial amount pledged as collateral for futures transactions.
^^     Annualized yield at date of purchase.
# Principal Only Security. This security entitles the holder to receive principal payments from an underlying pool of assets. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
@      Interest rates shown are the discount rates at date of purchase.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.14% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)    Security, or portion thereof, was on loan at January 31, 2006.
(3) Principal amount for accrual purposes is adjusted based on changes in the Consumer Price Index.
EUR    Euro Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen
MTN    Medium Term Note
USD    U.S. Dollars
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                                INCOME
                                                            PURCHASES          SALES                          EARNED FROM
                                                            DURING THE       DURING THE                      AFFILIATE FOR
                                                            SIX MONTHS       SIX MONTHS                      THE SIX MONTHS
                                            VALUE AT          ENDED            ENDED           VALUE AT          ENDED
SECURITY DESCRIPTION                        07/31/05        01/31/06          01/31/06         01/31/06         01/31/06
---------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $    2,554,483   $   65,022,158   $   66,905,912   $      670,729   $        4,760

FUTURES CONTRACTS

                                                                                                    UNREALIZED
NUMBER OF                                                                   IN        EXPIRATION   APPRECIATION
CONTRACTS   CURRENCY                 CONTRACTS TO RECEIVE              EXCHANGE FOR      DATES     (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------
       36        EUR   Euro Bond 10 Year Futures                      $   5,265,212   March 2006   $         (640)
        6        JPY   Japan Bond 10 Year Futures                         7,014,698   March 2006           (3,690)
      151        USD   U.S. Treasury Note 10 Year Futures                16,403,086   March 2006          (29,024)
      183        GBP   United Kingdom Long Gilt 10 Year Futures          36,994,823   March 2006          110,299
-----------------------------------------------------------------------------------------------------------------
                                                                                                           76,945
-----------------------------------------------------------------------------------------------------------------
                                     CONTRACTS TO DELIVER
      300        EUR   Euro Bond 2 Year Futures                          38,411,605   March 2006          102,882
      308        EUR   Euro Bond 5 Year Futures                          42,105,946   March 2006          135,187
       24        USD   U.S. Treasury Bond 20 YearFutures                  2,678,853   March 2006          (29,397)
      139        USD   U.S. Treasury Note 2 YearFutures                  28,561,307   March 2006           88,026
       94        USD   U.S. Treasury Note 5 YearFutures                   9,977,685   March 2006           38,653
-----------------------------------------------------------------------------------------------------------------
                                                                                                          335,351
-----------------------------------------------------------------------------------------------------------------
                                                                                                   $      412,296
-----------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:
EUR    Euro Dollars
GBP    Great Britain Pounds
JPY    Japanese Yen
USD    U.S. Dollars

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                              UNREALIZED
                                   CONTRACTS TO             IN                               APPRECIATION
                                     DELIVER            EXCHANGE FOR       MATURITY DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Australian Dollar                     48,025,135     EUR     29,432,577      04/12/06       $      (217,578)
Australian Dollar                        860,000     JPY     73,551,500      02/22/06               (11,487)
Australian Dollar                      2,660,000     JPY    227,430,000      02/22/06               (35,814)
Australian Dollar                        120,000     USD         89,504      02/22/06                (1,433)
Australian Dollar                     17,114,265     USD     12,613,213      04/12/06              (340,404)
Australian Dollar                         70,000     USD         52,402      05/23/06                  (537)
Australian Dollar                        140,000     USD        104,846      05/23/06                (1,031)
Australian Dollar                        320,000     USD        239,619      05/23/06                (2,386)
Canadian Dollar                       16,584,114     EUR     12,020,000      02/22/06                28,249
Canadian Dollar                          536,788     USD        460,000      02/22/06               (11,565)
Canadian Dollar                        1,132,873     USD        970,000      02/22/06               (25,222)
Canadian Dollar                        1,481,988     USD      1,270,000      02/22/06               (31,918)
Canadian Dollar                        2,268,090     USD      1,977,411      04/12/06               (17,763)
Canadian Dollar                        5,749,684     USD      4,924,762      04/12/06              (133,071)
Danish Krone                          78,298,613     USD     12,542,227      04/12/06              (258,692)
Euro Dollar                              680,000     CAD        932,443      02/22/06                (4,128)
Euro Dollar                            1,280,000     CAD      1,754,675      02/22/06                (7,995)
Euro Dollar                            4,920,000     CAD      6,749,896      02/22/06               (28,376)
Euro Dollar                           19,036,193     CAD     26,653,430      04/12/06               108,839
Euro Dollar                           18,537,120     DKK    138,240,574      04/12/06                (9,431)
Euro Dollar                              206,978     GBP        140,000      02/22/06                (1,388)
Euro Dollar                              440,000     GBP        299,977      02/22/06                  (850)
Euro Dollar                              560,000     GBP        381,696      02/22/06                (1,165)
Euro Dollar                            1,860,000     GBP      1,267,404      02/22/06                (4,199)
Euro Dollar                            2,160,000     GBP      1,471,878      02/22/06                (4,828)
Euro Dollar                            4,760,000     GBP      3,247,790      02/22/06                (6,898)
Euro Dollar                           30,982,694     GBP     21,061,726      04/12/06              (163,730)
Euro Dollar                            1,000,000     GBP        690,341      05/23/06                 2,930
Euro Dollar                            1,405,427     HUF    360,000,000      06/22/06                 2,976
Euro Dollar                            1,900,000     ISK    141,731,440      02/22/06               (24,082)
Euro Dollar                            1,060,000     ISK     81,207,978      05/23/06                (7,773)
Euro Dollar                              460,000     JPY     64,411,500      02/22/06                (4,551)
Euro Dollar                            4,000,000     JPY    560,360,000      02/22/06               (38,464)
Euro Dollar                            5,078,075     PLN     20,000,000      06/22/06                74,006
Euro Dollar                            7,651,709     PLN     30,000,000      06/22/06                89,817
Euro Dollar                            3,217,280     SEK     30,309,995      04/12/06                43,115
Euro Dollar                               40,000     SEK        369,360      05/23/06                    55
Euro Dollar                              160,000     SEK      1,477,600      05/23/06                   231
Euro Dollar                            1,920,000     SEK     17,731,584      05/23/06                 2,802
Euro Dollar                            2,114,098     SKK     80,000,000      06/22/06                16,249
Euro Dollar                            2,720,000     USD      3,240,357      02/22/06               (69,251)
Euro Dollar                            2,809,692     USD      3,343,209      02/22/06               (75,533)
Euro Dollar                            5,580,000     USD      6,655,044      02/22/06              (134,519)
Euro Dollar                            5,653,079     USD      6,768,208      02/22/06              (110,275)
Euro Dollar                           18,092,663     USD     21,361,645      02/22/06              (652,919)

                                                                                              UNREALIZED
                                   CONTRACTS TO             IN                               APPRECIATION
                                     DELIVER            EXCHANGE FOR       MATURITY DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
Euro Dollar                           28,530,511     USD     34,259,120      02/22/06       $      (455,879)
Euro Dollar                              868,624     USD      1,055,361      04/12/06                (4,563)
Great Britain Pounds                   6,906,971     AUD     16,520,265      04/12/06               106,651
Great Britain Pounds                      41,492     EUR         60,000      02/22/06                  (406)
Great Britain Pounds                   1,574,508     EUR      2,280,000      02/22/06               (13,458)
Great Britain Pounds                   9,731,171     JPY  1,977,276,576      04/12/06              (153,197)
Great Britain Pounds                      20,000     USD         34,398      02/22/06                (1,183)
Great Britain Pounds                      50,000     USD         85,978      02/22/06                (2,975)
Great Britain Pounds                   1,113,177     USD      1,974,220      02/22/06                (6,191)
Great Britain Pounds                   1,620,000     USD      2,785,396      02/22/06               (96,684)
Great Britain Pounds                   1,880,251     USD      3,336,693      02/22/06                (8,389)
Great Britain Pounds                  10,551,611     USD     18,776,126      02/22/06                 4,162
Iceland Krona                         56,817,200     EUR        740,000      02/22/06                (3,530)
Iceland Krona                        129,051,900     EUR      1,740,000      02/22/06                27,998
Iceland Krona                        223,318,601     USD      3,658,741      02/22/06                91,960
Japanese Yen                         898,747,414     AUD     10,610,949      04/12/06               149,838
Japanese Yen                           2,829,426     EUR         20,000      02/22/06                    74
Japanese Yen                         220,656,540     EUR      1,560,000      02/22/06                 5,956
Japanese Yen                         422,643,680     EUR      3,026,255      04/12/06                28,431
Japanese Yen                         917,933,358     EUR      6,666,183      04/12/06               118,799
Japanese Yen                         147,573,040     USD      1,290,000      02/22/06                28,497
Japanese Yen                         191,672,100     USD      1,650,000      02/22/06                11,524
Japanese Yen                         252,015,660     USD      2,140,000      02/22/06               (14,313)
Japanese Yen                         409,222,270     USD      3,550,000      02/22/06                51,833
Japanese Yen                         536,899,720     USD      4,610,000      02/22/06                20,404
Japanese Yen                         860,485,940     USD      7,306,050      02/22/06               (49,667)
Japanese Yen                         907,000,647     USD      7,844,293      02/22/06                90,952
Japanese Yen                           3,437,520     USD         30,000      05/23/06                   270
Japanese Yen                          18,333,280     USD        160,000      05/23/06                 1,443
Japanese Yen                         183,301,600     USD      1,600,000      05/23/06                14,702
Mexican Peso                           1,802,272     USD        170,000      02/22/06                (2,297)
Mexican Peso                           8,584,400     USD        800,000      02/22/06               (20,669)
Mexican Peso                          74,368,726     USD      6,772,800      02/22/06              (336,856)
New Zealand Dollar                     3,705,072     USD      2,569,560      02/22/06                30,503
Norwegian Krone                       34,086,892     EUR      4,231,768      04/12/06                 8,595
Norwegian Krone                       12,933,917     GBP      1,097,304      04/12/06                   (95)
Norwegian Krone                       13,648,736     USD      2,040,170      04/12/06               (20,561)
Polish Zloty                           6,000,000     EUR      1,583,740      06/22/06                14,747
South Korean Won                   4,038,503,645     USD      4,163,406      02/22/06               (24,967)
South Korean Won                   1,500,000,000     USD      1,536,885      06/08/06               (21,258)
Swedish Krona                          2,094,000     EUR        220,000      02/22/06                (4,255)
Swedish Krona                         41,900,559     EUR      4,400,000      02/22/06               (86,458)
Swedish Krona                          2,651,746     USD        336,000      04/12/06               (15,005)
Swedish Krona                         65,385,783     USD      8,329,399      04/12/06              (325,559)
United States Dollar                     657,888     AUD        890,000      02/22/06                16,563

                                                                                              UNREALIZED
                                   CONTRACTS TO             IN                               APPRECIATION
                                     DELIVER            EXCHANGE FOR       MATURITY DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
United States Dollar                   1,138,564     AUD      1,531,563      02/22/06       $        22,070
United States Dollar                   1,579,213     AUD      2,109,837      04/12/06                17,702
United States Dollar                     130,000     CAD        151,577      02/22/06                 3,160
United States Dollar                     220,000     CAD        256,004      02/22/06                 4,898
United States Dollar                     300,000     CAD        348,333      02/22/06                 6,009
United States Dollar                     550,000     CAD        638,484      02/22/06                10,905
United States Dollar                   2,110,000     CAD      2,463,552      02/22/06                54,216
United States Dollar                  10,108,985     CAD     11,986,223      02/22/06               420,843
United States Dollar                   1,310,000     DKK      8,299,898      02/22/06                43,040
United States Dollar                     806,051     EUR        680,000      02/22/06                21,351
United States Dollar                     959,227     EUR        809,000      02/22/06                25,138
United States Dollar                   2,266,862     EUR      1,920,000      02/22/06                69,332
United States Dollar                   3,896,396     EUR      3,240,000      02/22/06                45,930
United States Dollar                   4,202,554     EUR      3,552,500      02/22/06               120,012
United States Dollar                   6,410,412     EUR      5,371,202      02/22/06               125,092
United States Dollar                   7,497,137     EUR      6,280,000      02/22/06               144,163
United States Dollar                  48,608,631     EUR     41,266,517      02/22/06             1,603,125
United States Dollar                     389,599     EUR        326,647      04/12/06                 8,987
United States Dollar                     241,184     GBP        140,000      02/22/06                 7,885
United States Dollar                     864,877     GBP        500,507      02/22/06                25,557
United States Dollar                     911,491     GBP        530,000      02/22/06                31,411
United States Dollar                   1,310,556     GBP        760,000      02/22/06                41,531
United States Dollar                   1,499,556     GBP        860,000      02/22/06                30,437
United States Dollar                   9,051,441     GBP      5,230,331      02/22/06               253,638
United States Dollar                     413,020     GBP        234,364      04/12/06                 4,023
United States Dollar                     262,344     HUF     54,951,550      02/22/06                 2,514
United States Dollar                   1,019,701     ISK     65,021,057      02/22/06                18,796
United States Dollar                   1,919,352     ISK    118,274,057      02/22/06               (30,312)
United States Dollar                     920,000     JPY    108,986,880      02/22/06                11,656
United States Dollar                   3,467,514     JPY    407,059,320      02/22/06                12,163
United States Dollar                   3,650,000     JPY    425,126,360      02/22/06               (15,880)
United States Dollar                   5,240,000     JPY    603,554,590      02/22/06               (80,616)
United States Dollar                   5,740,000     JPY    661,154,690      02/22/06               (88,232)
United States Dollar                  28,109,178     JPY  3,264,051,799      02/22/06              (206,986)
United States Dollar                  28,510,000     JPY  3,389,176,206      02/22/06               461,796
United States Dollar                  35,814,882     JPY  4,142,170,128      04/12/06              (181,073)
United States Dollar                   3,863,967     KRW  4,038,503,645      02/22/06               324,406
United States Dollar                   4,170,500     KRW  4,038,503,645      05/23/06                23,578
United States Dollar                   1,505,268     KRW  1,500,000,000      06/08/06                52,874
United States Dollar                   4,360,465     KRW  4,500,000,000      06/22/06               314,906
United States Dollar                     443,299     MXN      4,751,938      02/22/06                10,987
United States Dollar                     267,440     NOK      1,738,737      02/22/06                (5,717)
United States Dollar                     531,180     PLN      1,761,922      02/22/06                28,863
United States Dollar                     560,000     PLN      1,868,048      02/22/06                33,775
United States Dollar                     501,424     SEK      3,949,900      02/22/06                19,568

                                                                                              UNREALIZED
                                   CONTRACTS TO             IN                               APPRECIATION
                                     DELIVER            EXCHANGE FOR       MATURITY DATES   (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------
United States Dollar                     680,000     SEK      5,478,964      02/22/06       $        42,676
United States Dollar                   3,462,610     SEK     27,421,099      02/22/06               154,239
United States Dollar                     680,000     SEK      5,369,076      04/12/06                30,692
United States Dollar                     140,000     SGD        228,662      02/22/06                 1,066
United States Dollar                     309,808     SGD        521,760      02/22/06                12,075
United States Dollar                   1,237,512     ZAR      8,211,220      02/22/06               115,569
-----------------------------------------------------------------------------------------------------------
                                                                                            $     1,289,338
-----------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD  Australian Dollars
CAD  Canadian Dollars
DKK  Danish Krone
EUR  Euro Dollars
GBP  Great Britain Pounds
HUF  Hungarian Forints
ISK  Iceland Krona
JPY  Japanese Yen
KRW  South Korean Won
MXN  Mexican Peso
NOK  Norwegian Krone
PLN  Polish Zloties
SEK  Swedish Krona
SGD  Singapore Dollar
SKK  Slovakian Koruna
USD  U.S. Dollars
ZAR  South African Rand

INVESTMENTS BY TYPE OF ISSUER

                                                                      PERCENTAGE OF PORTFOLIO ASSETS
                                                                      -------------------------------
                                                                          LONG-TERM       SHORT-TERM
-----------------------------------------------------------------------------------------------------
Government and other public issuers                                             70.62%           1.52%
Repurchase agreements                                                              --            5.16
Bank and other financial institutions                                           15.97            2.38
Industrial                                                                       4.20              --
Money market funds                                                                 --            0.15
-----------------------------------------------------------------------------------------------------
                                                                                90.79%           9.21%
-----------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 97.28%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.77%
Boeing Co.                                                                                  63,500   $     4,337,685
Lockheed Martin Corp.                                                                      227,700        15,403,905
United Technologies Corp.                                                                   77,498         4,523,558
--------------------------------------------------------------------------------------------------------------------
                                                                                                          24,265,148
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.83%
CNF, Inc.                                                                                  140,700         7,210,875
FedEx Corp.                                                                                 42,100         4,258,415
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,469,290
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 0.18%
Lear Corp.                                                                                  95,700         2,425,995

AUTOMOBILES - 0.68%
Ford Motor Co. (1)                                                                       1,087,000         9,326,460

BANKS - 9.82%
Bank of America Corp.                                                                    1,063,400        47,034,182
Bank of New York Co., Inc.                                                                 204,400         6,501,964
Downey Financial Corp.                                                                     151,100         9,894,028
Golden West Financial Corp. (1)                                                            119,600         8,446,152
KeyCorp                                                                                    203,000         7,184,170
PNC Financial Services Group, Inc.                                                          10,300           668,058
SunTrust Banks, Inc.                                                                       108,400         7,745,180
U.S. Bancorp                                                                               327,100         9,783,561
Wachovia Corp. (1)                                                                         164,500         9,019,535
Washington Mutual, Inc.                                                                    317,336        13,429,660
Wells Fargo & Co.                                                                          245,450        15,306,262
--------------------------------------------------------------------------------------------------------------------
                                                                                                         135,012,752
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.65%
Pepsi Bottling Group, Inc.                                                                 145,600         4,222,400
PepsiCo, Inc.                                                                               83,600         4,780,248
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,002,648
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.18%
Invitrogen Corp.*                                                                           36,800         2,534,784

BUILDING PRODUCTS - 0.03%
USG Corp. (1)*                                                                               3,800           361,760

CHEMICALS - 1.79%
BASF AG, ADR                                                                                66,150         5,210,635
E.I. du Pont de Nemours and Co. (1)                                                        107,550         4,210,583
Eastman Chemical Co.                                                                        60,000         2,892,600
FMC Corp.*                                                                                  47,500         2,679,950
PPG Industries, Inc.                                                                        72,500         4,313,750
Scotts Co., Class A                                                                        107,600         5,326,200
--------------------------------------------------------------------------------------------------------------------
                                                                                                          24,633,718
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.33%
Donnelley, R.R. & Sons Co.                                                                   8,729   $       284,565
YRC Worldwide, Inc.*                                                                        86,000         4,286,240
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,570,805
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.96%
Harris Corp.                                                                                99,400         4,615,142
Motorola, Inc.                                                                             375,100         8,518,521
--------------------------------------------------------------------------------------------------------------------
                                                                                                          13,133,663
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 4.04%
Apple Computer, Inc.*                                                                      131,600         9,937,116
Hewlett-Packard Co.                                                                        596,050        18,584,839
International Business Machines Corp.                                                      332,050        26,995,665
--------------------------------------------------------------------------------------------------------------------
                                                                                                          55,517,620
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.18%
Temple-Inland Inc.                                                                          54,350         2,549,015

DIVERSIFIED FINANCIALS - 13.74%
American Express Co.                                                                       162,881         8,543,108
Bear Stearns Cos., Inc.                                                                    166,600        21,068,236
Capital One Financial Corp.                                                                141,100        11,753,630
CIT Group, Inc.                                                                            296,700        15,825,978
Citigroup, Inc.                                                                            855,412        39,845,091
Franklin Resources, Inc.                                                                    42,600         4,196,100
Goldman Sachs Group, Inc.                                                                  101,750        14,372,188
J.P. Morgan Chase & Co.                                                                    647,270        25,728,982
Legg Mason, Inc.                                                                            64,200         8,326,740
Lehman Brothers Holdings, Inc. (1)                                                         165,200        23,202,340
Merrill Lynch & Co., Inc.                                                                   46,100         3,460,727
Morgan Stanley & Co.                                                                        72,700         4,467,415
Principal Financial Group, Inc.                                                            169,300         7,984,188
--------------------------------------------------------------------------------------------------------------------
                                                                                                         188,774,723
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 5.34%
ALLTEL Corp.                                                                               142,400         8,548,272
AT&T, Inc.                                                                                 437,759        11,359,846
BellSouth Corp.                                                                            368,650        10,606,060
Sprint Corp. (1)                                                                           802,000        18,357,780
Verizon Communications, Inc.                                                               774,601        24,523,868
--------------------------------------------------------------------------------------------------------------------
                                                                                                          73,395,826
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 3.28%
Constellation Energy Group, Inc.                                                            71,000         4,137,170
Dominion Resources, Inc. (1)                                                               116,900         8,829,457
DTE Energy Co. (1)                                                                         150,400         6,346,880
Entergy Corp. (1)                                                                          113,600         7,896,336
Exelon Corp.                                                                               153,000         8,785,260

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES (CONCLUDED)
PPL Corp.                                                                                   92,900   $     2,799,077
TXU Corp.                                                                                  123,700         6,264,168
--------------------------------------------------------------------------------------------------------------------
                                                                                                          45,058,348
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.39%
Cooper Industries Ltd., Class A                                                             66,050         5,392,983

ENERGY EQUIPMENT & SERVICES - 1.75%
Baker Hughes, Inc.                                                                         117,000         9,060,480
Halliburton Co.                                                                            116,550         9,271,553
Weatherford International Ltd.*                                                            127,450         5,707,211
--------------------------------------------------------------------------------------------------------------------
                                                                                                          24,039,244
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.31%
SUPERVALU, INC. (1)                                                                        134,500         4,294,585

FOOD PRODUCTS - 1.60%
Bunge Ltd. (1)                                                                             141,250         8,328,100
Cadbury Schweppes PLC, ADR                                                                 129,400         5,154,002
General Mills, Inc.                                                                        174,100         8,463,001
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,945,103
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.84%
Sempra Energy                                                                              239,200        11,493,560

HEALTH CARE EQUIPMENT & SUPPLIES - 0.34%
Kinetic Concepts, Inc.*                                                                    130,400         4,719,176

HEALTH CARE PROVIDERS & SERVICES - 2.02%
AmerisourceBergen Corp.                                                                    263,800        11,512,232
CIGNA Corp.                                                                                104,600        12,719,360
McKesson Corp.                                                                              66,400         3,519,200
--------------------------------------------------------------------------------------------------------------------
                                                                                                          27,750,792
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 2.64%
Carnival Corp.                                                                             124,700         6,454,472
Darden Restaurants, Inc.                                                                   287,900        11,706,014
McDonald's Corp.                                                                           281,100         9,841,311
Starwood Hotels & Resorts Worldwide, Inc.                                                  137,000         8,330,970
--------------------------------------------------------------------------------------------------------------------
                                                                                                          36,332,767
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.68%
Colgate-Palmolive Co.                                                                      157,800         8,661,642
Kimberly-Clark Corp.                                                                        11,100           634,032
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,295,674
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 2.90%
3M Co.                                                                                     112,400         8,177,100
General Electric Co.                                                                       257,000         8,416,750
Honeywell International, Inc.                                                              217,900         8,371,718
Textron, Inc.                                                                              176,250        14,886,075
--------------------------------------------------------------------------------------------------------------------
                                                                                                          39,851,643
--------------------------------------------------------------------------------------------------------------------
INSURANCE - 5.28%
Allstate Corp.                                                                             169,700   $     8,832,885
American International Group, Inc.                                                          43,500         2,847,510
Aon Corp. (1)                                                                              147,946         5,062,712
Assurant, Inc.                                                                              84,300         3,871,056
Chubb Corp.                                                                                116,700        11,010,645
Fidelity National Financial, Inc.                                                           36,150         1,426,841
First American Corp. (1)                                                                   136,400         6,386,248
MetLife, Inc.                                                                              209,300        10,498,488
Prudential Financial, Inc.                                                                  57,000         4,294,380
St. Paul Cos., Inc.                                                                        243,372        11,044,221
W.R. Berkley Corp.                                                                         146,550         7,239,570
--------------------------------------------------------------------------------------------------------------------
                                                                                                          72,514,556
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.42%
McAfee, Inc.*                                                                              246,400         5,714,016

IT CONSULTING & SERVICES - 0.31%
Computer Sciences Corp.*                                                                    83,900         4,253,730

MACHINERY - 1.63%
Caterpillar, Inc.                                                                           83,050         5,639,095
Cummins, Inc. (1)                                                                           44,800         4,359,040
Eaton Corp.                                                                                 63,300         4,190,460
ITT Industries, Inc.                                                                        80,500         8,251,250
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,439,845
--------------------------------------------------------------------------------------------------------------------
MARINE - 0.31%
Overseas Shipholding Group, Inc.                                                            82,300         4,245,034

MEDIA - 1.58%
CBS Corp., Class B                                                                         155,650         4,067,135
Comcast Corp., Class A-Special*                                                            161,400         4,474,008
Time Warner, Inc. (1)                                                                      382,500         6,705,225
Viacom Inc., Class B*                                                                      155,650         6,456,362
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,702,730
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.68%
Phelps Dodge Corp. (1)                                                                      29,600         4,750,800
U.S. Steel Corp.                                                                            77,950         4,657,513
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,408,313
--------------------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 1.83%
Federated Department Stores, Inc.                                                          128,500         8,561,955
Sears Holdings Corp.*                                                                       64,413         7,822,315
Wal-Mart Stores, Inc.                                                                      188,850         8,707,873
--------------------------------------------------------------------------------------------------------------------
                                                                                                          25,092,143
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 13.94%
Amerada Hess Corp.                                                                          26,100         4,040,280
Apache Corp.                                                                               124,302         9,388,530

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
OIL & GAS (CONCLUDED)
ChevronTexaco Corp.                                                                        231,800   $    13,764,284
ConocoPhillips (1)                                                                         132,500         8,572,750
Exxon Mobil Corp.                                                                        1,204,762        75,598,815
Kerr-McGee Corp.                                                                           123,800        13,666,282
Marathon Oil Corp.                                                                         207,300        15,935,151
Murphy Oil Corp.                                                                            77,606         4,423,542
Occidental Petroleum Corp.                                                                 230,050        22,478,186
Sunoco, Inc.                                                                               102,000         9,710,400
Valero Energy Corp.                                                                        224,200        13,996,806
--------------------------------------------------------------------------------------------------------------------
                                                                                                         191,575,026
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.64%
Louisiana-Pacific Corp.                                                                    139,700         4,114,165
Rayonier, Inc. (1)                                                                         109,227         4,669,454
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,783,619
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.30%
Abbott Laboratories                                                                        216,650         9,348,447
Eli Lilly & Co.                                                                             86,500         4,897,630
Merck & Co., Inc.                                                                          518,000        17,871,000
Novartis AG, ADR                                                                           150,750         8,315,370
Pfizer, Inc.                                                                               430,600        11,057,808
Sanofi-Aventis, ADR (1)                                                                    165,913         7,631,998
--------------------------------------------------------------------------------------------------------------------
                                                                                                          59,122,253
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.62%
General Growth Properties, Inc.                                                             42,000         2,167,200
Highwoods Properties, Inc.                                                                  56,200         1,772,548
Host Marriott Corp. (1)                                                                    123,700         2,467,815
Thornburg Mortgage, Inc. (1)                                                                81,200         2,081,156
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,488,719
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 2.52%
Burlington Northern Santa Fe Corp.                                                         259,600   $    20,799,152
CSX Corp.                                                                                   89,600         4,796,288
Norfolk Southern Corp.                                                                     181,550         9,048,452
--------------------------------------------------------------------------------------------------------------------
                                                                                                          34,643,892
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.49%
National Semiconductor Corp.                                                               240,600         6,787,326

SOFTWARE - 1.74%
Microsoft Corp.                                                                            693,500        19,522,025
Oracle Corp.*                                                                              344,800         4,334,136
--------------------------------------------------------------------------------------------------------------------
                                                                                                          23,856,161
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.90%
AnnTaylor Stores Corp.*                                                                    253,100         8,433,292
Barnes & Noble, Inc.                                                                       235,400         9,985,668
Payless ShoeSource, Inc.*                                                                  284,600         6,932,856
Sherwin-Williams Co.                                                                        14,900           788,210
--------------------------------------------------------------------------------------------------------------------
                                                                                                          26,140,026
--------------------------------------------------------------------------------------------------------------------
TOBACCO - 1.82%
Altria Group, Inc.                                                                         248,100        17,947,554
Loews Corp. - Carolina Group                                                               152,700         7,042,524
--------------------------------------------------------------------------------------------------------------------
                                                                                                          24,990,078
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $1,111,386,981)                                                            1,336,905,549
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       MATURITY     INTEREST
  (000)                                                                         DATES         RATES           VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.37%
$     32,575   Repurchase Agreement dated 01/31/06 with State Street Bank &
                 Trust Co., collateralized by $13,675,000 Federal National
                 Mortgage Association obligations, 5.050% due 01/12/09,
                 $15,549,583 U.S. Treasury Bills, zero coupon due 04/13/06
                 to 05/25/06 and $4,179,883 U.S. Treasury Note, 2.500% due
                 05/31/06; (value - $33,228,071); proceeds: $32,578,619
                 (cost - $32,575,000)                                          02/01/06         4.000%  $     32,575,000
------------------------------------------------------------------------------------------------------------------------

 NUMBER OF
  SHARES
  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 6.39%
MONEY MARKET FUNDS+ - 0.87%

         210   AIM Liquid Assets Portfolio                                                      4.350            209,663
          30   AIM Prime Portfolio                                                              4.346             30,052
           3   Barclays Prime Money Market Fund                                                 4.303              3,085
           6   BlackRock Provident Institutional TempFund                                       4.318              6,125
~          0   Scudder Money Market Series                                                      4.247                158
      11,653   UBS Private Money Market Fund LLC**                                              4.347         11,653,495
------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $11,902,578)                                                                 11,902,578
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.52%
$     34,748   Repurchase Agreement dated 01/31/06 with Deutsche Bank          02/01/06         4.440         34,748,354
                 Securities, Inc., collateralized by $35,873,000 Federal
                 Home Loan Mortgage Corp. obligations, 2.050% due 07/21/06;
                 (value - $35,443,939); proceeds: $34,752,640

      41,090   Repurchase Agreement dated 01/31/06 with Merrill Lynch &        02/01/06         4.430         41,090,355
                 Co., collateralized by $42,152,000 Federal Farm Credit
                 Bank obligations, 4.125% to 5.625% due 04/15/09 to
                 10/19/20; (value - $41,915,809); proceeds: $41,095,411
------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $75,838,709)                                                              75,838,709
------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $87,741,287)                                                                                        87,741,287
------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $1,231,703,268) - 106.04%                                                        1,457,221,836
Liabilities in excess of other assets - (6.04)%                                                              (83,001,611)
Net Assets - 100.00%                                                                                    $  1,374,220,225
------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
(1)  Security, or portion thereof, was on loan at January 31, 2006.
+    Interest rates shown reflect yield at January 31, 2006.
~    Amount represents less than 500 shares.
ADR  American Depositary Receipt.
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                                 INCOME
                                                            PURCHASES          SALES                          EARNED FROM
                                                            DURING THE       DURING THE                      AFFILIATE FOR
                                                            SIX MONTHS       SIX MONTHS                      THE SIX MONTHS
                                            VALUE AT          ENDED             ENDED          VALUE AT           ENDED
SECURITY DESCRIPTION                        07/31/05         01/31/06          01/31/06        01/31/06         01/31/06
---------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $  124,567,523   $  519,365,867   $  632,279,895   $   11,653,495   $       12,347

ISSUER BREAKDOWN BY COUNTRY

                                                              PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------------------
United States                                                                           96.4%
Bermuda                                                                                  1.3
Switzerland                                                                              0.6
France                                                                                   0.5
Panama                                                                                   0.4
Germany                                                                                  0.4
United Kingdom                                                                           0.4
--------------------------------------------------------------------------------------------
Total                                                                                  100.0%
--------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 96.58%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 1.86%
General Dynamics Corp.                                                                      55,046   $     6,405,153
Lockheed Martin Corp.                                                                       86,300         5,838,195
United Technologies Corp.                                                                  120,100         7,010,237
--------------------------------------------------------------------------------------------------------------------
                                                                                                          19,253,585
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 1.94%
CNF, Inc.                                                                                   27,600         1,414,500
FedEx Corp.                                                                                185,340        18,747,141
--------------------------------------------------------------------------------------------------------------------
                                                                                                          20,161,641
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 1.00%
Toyota Motor Corp., ADR (1)                                                                 99,657        10,335,427

BEVERAGES - 0.93%
Coca-Cola Co. (1)                                                                          178,400         3,521,616
Pepsi Bottling Group, Inc.                                                                 145,300         4,213,700
PepsiCo, Inc.                                                                               33,100         1,892,658
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,627,974
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 4.52%
Amgen, Inc.*                                                                               213,137        15,535,556
Biogen Idec, Inc.*                                                                          59,500         2,662,625
Genentech, Inc.*                                                                           277,451        23,838,590
Gilead Sciences, Inc.*                                                                      38,800         2,361,756
Kos Pharmaceuticals, Inc.*                                                                  57,100         2,501,551
--------------------------------------------------------------------------------------------------------------------
                                                                                                          46,900,078
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.17%
Lennar Corp., Class A (1)                                                                  142,314         8,903,164
Masco Corp.                                                                                110,100         3,264,465
--------------------------------------------------------------------------------------------------------------------
                                                                                                          12,167,629
--------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.49%
Monsanto Co.                                                                               157,566        13,331,659
Rohm and Haas Co.                                                                           41,600         2,117,440
--------------------------------------------------------------------------------------------------------------------
                                                                                                          15,449,099
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 3.23%
Alliance Data Systems Corp.*                                                                55,500         2,344,875
Career Education Corp. (1)*                                                                 85,900         2,790,891
Cendant Corp.                                                                              270,300         4,524,822
First Data Corp.                                                                           344,675        15,544,843
Fiserv, Inc.*                                                                               99,900         4,393,602
Paychex, Inc.                                                                              108,326         3,937,650
--------------------------------------------------------------------------------------------------------------------
                                                                                                          33,536,683
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 5.28%
Cisco Systems, Inc.*                                                                       952,669        17,691,063
Motorola, Inc.                                                                             812,102        18,442,836
QUALCOMM, Inc.                                                                             388,407        18,628,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          54,761,899
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 4.68%
Apple Computer, Inc.*                                                                      324,724   $    24,519,909
Dell, Inc.*                                                                                275,741         8,081,969
EMC Corp.*                                                                                 126,200         1,691,080
International Business Machines Corp.                                                      119,700         9,731,610
Network Appliance, Inc.*                                                                    71,400         2,227,680
Western Digital Corp.*                                                                     103,700         2,266,882
--------------------------------------------------------------------------------------------------------------------
                                                                                                          48,519,130
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 10.10%
American Express Co.                                                                        98,700         5,176,815
Ameriprise Financial, Inc.                                                                  99,900         4,064,931
Capital One Financial Corp.                                                                 55,700         4,639,810
Chicago Mercantile Exchange Holdings, Inc.                                                  35,352        14,962,734
Countrywide Financial Corp.                                                                 55,104         1,842,678
Fannie Mae                                                                                 118,174         6,847,002
First Marblehead Corp. (1)                                                                  81,100         2,626,018
Goldman Sachs Group, Inc.                                                                  148,956        21,040,035
Lehman Brothers Holdings, Inc.                                                              78,361        11,005,802
Morgan Stanley                                                                              62,300         3,828,335
SLM Corp.                                                                                  513,073        28,711,565
--------------------------------------------------------------------------------------------------------------------
                                                                                                         104,745,725
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.29%
Sprint Nextel Corp.                                                                        121,600         2,783,424
Telefonaktiebolaget LM Ericsson, ADR                                                         7,605           277,430
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,060,854
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.41%
TXU Corp.                                                                                   83,400         4,223,376

ELECTRICAL EQUIPMENT - 1.28%
Emerson Electric Co.                                                                         8,400           650,580
Molex, Inc., Class A                                                                       457,926        12,652,495
--------------------------------------------------------------------------------------------------------------------
                                                                                                          13,303,075
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.12%
Broadcom Corp., Class A*                                                                    17,600         1,200,320

ENERGY EQUIPMENT & SERVICES - 4.80%
Baker Hughes, Inc.                                                                         126,053         9,761,544
Halliburton Co.                                                                            133,780        10,642,199
Schlumberger Ltd.                                                                          230,842        29,420,813
--------------------------------------------------------------------------------------------------------------------
                                                                                                          49,824,556
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.46%
General Mills, Inc.                                                                         61,400         2,984,654
Pilgrim's Pride Corp., Class B (1)                                                          64,100         1,560,194
Sara Lee Corp.                                                                              10,400           190,112
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,734,960
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 4.28%
Baxter International, Inc.                                                                  42,300   $     1,558,755
Becton, Dickinson and Co.                                                                   86,300         5,592,240
Kinetic Concepts, Inc.*                                                                     12,200           441,518
Medtronic, Inc.                                                                            289,913        16,371,387
Zimmer Holdings, Inc.*                                                                     295,782        20,394,169
--------------------------------------------------------------------------------------------------------------------
                                                                                                          44,358,069
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 5.56%
Express Scripts, Inc., Class A*                                                             18,800         1,716,252
Lincare Holdings, Inc.*                                                                    167,414         7,074,915
McKesson Corp.                                                                              43,300         2,294,900
UnitedHealth Group, Inc.                                                                   783,204        46,537,982
--------------------------------------------------------------------------------------------------------------------
                                                                                                          57,624,049
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 3.88%
Carnival Corp. (1)                                                                         241,273        12,488,290
Darden Restaurants, Inc.                                                                     8,800           357,808
Four Seasons Hotels, Inc. (1)                                                               37,859         2,181,436
MGM Mirage (1)*                                                                            276,868        10,260,728
Starbucks Corp.*                                                                           185,902         5,893,093
Wynn Resorts, Ltd. (1)*                                                                    140,134         9,049,854
--------------------------------------------------------------------------------------------------------------------
                                                                                                          40,231,209
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.60%
Black & Decker Corp.                                                                         9,800           845,740
Newell Rubbermaid, Inc. (1)                                                                 91,000         2,151,240
NVR, Inc. (1)*                                                                               4,000         3,177,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,173,980
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 2.28%
Procter & Gamble Co.                                                                       399,002        23,632,888

INSURANCE - 2.07%
AFLAC, Inc.                                                                                260,969        12,252,495
American International Group, Inc.                                                          37,200         2,435,112
Prudential Financial, Inc.                                                                  23,200         1,747,888
St. Paul Travelers Cos., Inc.                                                               62,700         2,845,326
W.R. Berkley Corp.                                                                          45,050         2,225,470
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,506,291
--------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 1.12%
eBay, Inc.*                                                                                196,957         8,488,847
Expedia, Inc.*                                                                             122,000         3,174,440
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,663,287
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 1.19%
Google, Inc., Class A*                                                                         900           389,925
McAfee, Inc.*                                                                              170,500         3,953,895
Yahoo!, Inc.*                                                                              232,285         7,976,667
--------------------------------------------------------------------------------------------------------------------
                                                                                                          12,320,487
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.22%
Harley-Davidson, Inc. (1)                                                                   42,200   $     2,258,966

MACHINERY - 3.54%
Caterpillar, Inc.                                                                          194,440        13,202,476
Danaher Corp. (1)                                                                           90,700         5,137,248
Dover Corp.                                                                                334,827        15,378,604
Navistar International Corp.*                                                              108,800         2,959,360
--------------------------------------------------------------------------------------------------------------------
                                                                                                          36,677,688
--------------------------------------------------------------------------------------------------------------------
MARINE - 0.25%
Overseas Shipholding Group, Inc.                                                            50,400         2,599,632

MEDIA - 3.82%
CBS Corp., Class B                                                                          73,200         1,912,716
Comcast Corp., Class A*                                                                    374,219        10,373,351
Gannett Co., Inc.                                                                            7,100           438,780
Liberty Global, Inc.*                                                                      541,632        10,951,799
Liberty Media Corp., Class A*                                                            1,319,613        11,031,964
Viacom, Inc., Class B*                                                                      49,300         2,044,964
Walt Disney Co.                                                                            114,800         2,905,588
--------------------------------------------------------------------------------------------------------------------
                                                                                                          39,659,162
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.33%
Phelps Dodge Corp.                                                                          21,600         3,466,800

MULTI-LINE RETAIL - 0.98%
Costco Wholesale Corp.                                                                      68,700         3,427,443
J.C. Penney Co., Inc. (Holding Co.)                                                         58,700         3,275,460
Target Corp.                                                                                20,200         1,105,950
Wal-Mart Stores, Inc.                                                                       51,200         2,360,832
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,169,685
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 0.11%
Xerox Corp. (1)*                                                                            77,500         1,109,025

OIL & GAS - 1.10%
Kerr-McGee Corp.                                                                            11,300         1,247,407
Newfield Exploration Co.*                                                                   52,800         2,766,720
Pioneer Natural Resources Co. (1)                                                           62,700         3,329,370
Sunoco, Inc.                                                                                42,700         4,065,040
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,408,537
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.29%
Barr Pharmaceuticals, Inc.*                                                                 12,600           826,308
Eli Lilly & Co.                                                                             11,400           645,468
Forest Laboratories, Inc. (1)*                                                             107,000         4,951,960
Johnson & Johnson                                                                          326,705        18,798,606
Merck & Co., Inc.                                                                          171,000         5,899,500
Pfizer, Inc.                                                                               521,667        13,396,408
--------------------------------------------------------------------------------------------------------------------
                                                                                                          44,518,250
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 1.92%
Burlington Northern Santa Fe Corp.                                                         154,752   $    12,398,730
Laidlaw International, Inc.                                                                 33,300           905,760
Norfolk Southern Corp.                                                                      75,200         3,747,968
Union Pacific Corp.                                                                         32,492         2,874,243
--------------------------------------------------------------------------------------------------------------------
                                                                                                          19,926,701
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.66%
Analog Devices, Inc.                                                                       251,349         9,996,150
Intel Corp.                                                                                446,963         9,506,903
Lam Research Corp.*                                                                         22,500         1,044,675
Linear Technology Corp.                                                                    162,490         6,046,253
Maxim Integrated Products, Inc.                                                             58,800         2,413,152
National Semiconductor Corp.                                                               137,600         3,881,696
Texas Instruments, Inc.                                                                    174,600         5,103,558
--------------------------------------------------------------------------------------------------------------------
                                                                                                          37,992,387
--------------------------------------------------------------------------------------------------------------------
SOFTWARE - 4.55%
Adobe Systems, Inc.                                                                        124,800         4,957,056
Intuit, Inc. (1)*                                                                          372,907        19,514,224
Microsoft Corp.                                                                            808,608        22,762,315
--------------------------------------------------------------------------------------------------------------------
                                                                                                          47,233,595
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 6.00%
AnnTaylor Stores Corp.*                                                                     75,700   $     2,522,324
AutoZone, Inc.*                                                                             20,400         1,994,100
Barnes & Noble, Inc.                                                                        25,200         1,068,984
Bed Bath & Beyond, Inc.*                                                                   251,121         9,394,437
Home Depot, Inc.                                                                           555,384        22,520,821
Lowe's Cos., Inc. (1)                                                                      276,221        17,553,845
Michaels Stores, Inc.                                                                       46,200         1,553,706
Sherwin-Williams Co.                                                                        42,700         2,258,830
Staples, Inc.                                                                              142,650         3,382,231
--------------------------------------------------------------------------------------------------------------------
                                                                                                          62,249,278
--------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.36%
Nike, Inc., Class B                                                                         46,200         3,739,890

WIRELESS TELECOMMUNICATION SERVICES - 0.91%
Vodafone Group PLC, ADR                                                                    448,078         9,458,927
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $845,867,613)                                                              1,001,784,794
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       MATURITY     INTEREST
  (000)                                                                          DATE         RATES          VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.14%
$     32,579   Repurchase Agreement dated 01/31/06 with State Street Bank &
                 Trust Co., collateralized by $6,525,000 Federal Home Loan
                 Mortgage Corp. obligations, 4.250% due 07/15/09,
                 $21,298,212 U.S. Treasury Bills, zero coupon due 04/13/06
                 to 05/25/06 and $5,725,171 U.S. Treasury Notes, 2.500% due
                 05/31/06; (value - $33,232,315); proceeds: $32,582,620
                 (cost - $32,579,000)                                          02/01/06         4.000%        32,579,000

 NUMBER OF
  SHARES
  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 4.85%
MONEY MARKET FUNDS+ - 0.39%
          30   AIM Liquid Assets Portfolio                                                      4.350             29,704
           4   AIM Prime Portfolio                                                              4.346              4,481
~          0   Barclays Prime Money Market Fund                                                 4.303                194
~          0   BlackRock Provident Institutional TempFund                                       4.318                272
       4,054   UBS Private Money Market Fund LLC**                                              4.347          4,053,754
------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $4,088,405)                                                                   4,088,405
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       MATURITY     INTEREST
  (000)                                                                          DATES        RATES          VALUE
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.46%
$     20,966   Repurchase Agreement dated 01/31/06 with Deutsche Bank
                 Securities, Inc., collateralized by $21,325,000 Federal
                 National Mortgage Association obligations, 5.000% due
                 01/15/07; (value - $21,385,824); proceeds: $20,968,983        02/01/06         4.440%  $     20,966,397
      25,245   Repurchase Agreement dated 01/31/06 with Merrill Lynch &
                 Co., collateralized by $25,850,000 Federal Farm Credit
                 Bank obligations, 4.125% to 4.330% due 02/01/07 to
                 04/15/09; (value - $25,754,539); proceeds: $25,247,916        02/01/06         4.430         25,244,809
------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements  (cost - $46,211,206)                                                             46,211,206
------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $50,299,611)                                                                                        50,299,611
------------------------------------------------------------------------------------------------------------------------
Total Investments (cost -  $928,746,224) - 104.57%                                                         1,084,663,405
Liabilities in excess of other  assets - (4.57)%                                                             (47,358,863)
Net Assets - 100.00%                                                                                    $  1,037,304,542
------------------------------------------------------------------------------------------------------------------------

*    Non-Income producing security.
(1)  Security, or portion thereof, was on loan at January 31, 2006.
+    Interest rates shown reflect yield at January 31, 2006.
~    Amount represents less than 500 shares.
ADR  American Depositary Receipt.
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                                 INCOME
                                                             PURCHASES          SALES                         EARNED FROM
                                                            DURING THE       DURING THE                      AFFILIATE FOR
                                                            SIX MONTHS       SIX MONTHS                      THE SIX MONTHS
                                            VALUE AT          ENDED            ENDED           VALUE AT           ENDED
SECURITY DESCRIPTION                        07/31/05         01/31/06         01/31/06         01/31/06         01/31/06
---------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $   46,286,284   $  308,196,278   $  350,428,808   $    4,053,754   $       19,611

ISSUER BREAKDOWN BY COUNTRY

                                                              PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------------------
United States                                                                           94.0%
Netherlands Antilles                                                                     2.7
Panama                                                                                   1.2
Japan                                                                                    1.0
United Kingdom                                                                           0.9
Canada                                                                                   0.2
--------------------------------------------------------------------------------------------
Total                                                                                  100.0%
--------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 97.42%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.70%
Armor Holdings, Inc.*                                                                       45,700   $     2,178,519
Herley Industries, Inc.*                                                                    60,110         1,050,122
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,228,641
--------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & COURIERS - 0.38%
CNF, Inc.                                                                                   34,400         1,763,000

AIRLINES - 1.35%
AMR Corp. (1)*                                                                             115,000         2,610,500
Mesa Air Group, Inc. (1)*                                                                  222,400         2,590,960
SkyWest, Inc.                                                                               35,800         1,044,644
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,246,104
--------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS - 1.28%
Aftermarket Technology Corp.*                                                               78,800         1,665,832
BorgWarner, Inc.                                                                            53,300         2,938,429
Commercial Vehicle Group, Inc.*                                                             62,100         1,340,118
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,944,379
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 0.46%
Thor Industries, Inc. (1)                                                                   29,800         1,270,970
Winnebago Industries, Inc. (1)                                                              27,800           870,418
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,141,388
--------------------------------------------------------------------------------------------------------------------
BANKS - 6.51%
Banc Corp.*                                                                                125,000         1,425,000
Cathay General Bancorp (1)                                                                  40,900         1,460,539
East West Bancorp, Inc.                                                                     53,500         1,974,685
First Republic Bank                                                                         58,500         2,220,660
IBERIABANK Corp.                                                                            22,100         1,222,130
Investors Financial Services Corp. (1)                                                     169,600         7,961,024
Popular, Inc.                                                                              161,382         3,277,669
Prosperity Bancshares, Inc.                                                                 56,200         1,637,106
Sky Financial Group, Inc. (1)                                                              123,600         3,178,992
TD Banknorth, Inc. (1)                                                                     139,042         4,029,437
UCBH Holdings, Inc.                                                                        106,400         1,846,040
--------------------------------------------------------------------------------------------------------------------
                                                                                                          30,233,282
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.37%
ElkCorp                                                                                     49,400         1,737,398

CHEMICALS - 1.19%
Agrium, Inc.                                                                                89,100         2,125,035
Arch Chemicals, Inc.                                                                        54,900         1,701,900
RPM International, Inc.                                                                     90,600         1,712,340
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,539,275
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 9.69%
ARAMARK Corp., Class B                                                                     238,100         6,345,365
Central Parking Corp.                                                                       91,600         1,351,100
Dun & Bradstreet Corp.*                                                                     35,200   $     2,544,256
Equifax, Inc.                                                                              134,000         5,134,880
Herman Miller, Inc.                                                                        160,400         4,860,120
Hewitt Associates, Inc., Class A (1)*                                                      223,200         5,959,440
Pitney Bowes, Inc.                                                                         180,400         7,710,296
ServiceMaster Co.                                                                          235,800         3,051,252
Steelcase, Inc., Class A                                                                   231,100         3,894,035
Valassis Communications, Inc. (1)*                                                         147,700         4,120,830
--------------------------------------------------------------------------------------------------------------------
                                                                                                          44,971,574
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.98%
Andrew Corp.*                                                                              350,800         4,549,876

CONSTRUCTION PRODUCTS - 0.27%
Hughes Supply, Inc.                                                                         27,000         1,244,700

CONTAINERS & PACKAGING - 0.43%
AptarGroup, Inc.                                                                            35,700         2,014,908

DIVERSIFIED CONSUMER SERVICES - 2.20%
Career Education Corp. (1)*                                                                205,400         6,673,446
Corinthian Colleges, Inc. (1)*                                                             106,000         1,344,080
DeVry, Inc.*                                                                                95,800         2,202,442
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,219,968
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 4.69%
Ace Cash Express, Inc.*                                                                     55,000         1,445,400
Affiliated Managers Group, Inc. (1)*                                                        22,700         2,106,560
American Capital Strategies, Ltd. (1)                                                       45,100         1,603,305
Asset Acceptance Capital Corp.*                                                             94,700         2,310,680
ASTA Funding, Inc. (1)                                                                      66,400         2,036,488
Boston Private Financial Holdings, Inc. (1)                                                 51,560         1,574,642
Cash America International, Inc.                                                            69,800         1,849,002
First Cash Financial Services, Inc.*                                                        77,200         2,694,280
Janus Capital Group, Inc.                                                                  294,900         6,160,461
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,780,818
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.39%
General Communication, Inc., Class A*                                                      166,000         1,801,100

ELECTRICAL EQUIPMENT - 3.10%
AMETEK, Inc.                                                                                29,400         1,209,516
Brady Corp., Class A                                                                       144,800         5,758,696
Energizer Holdings, Inc. (1)*                                                              114,300         6,184,773
Genlyte Group, Inc.*                                                                        21,300         1,231,992
--------------------------------------------------------------------------------------------------------------------
                                                                                                          14,384,977
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 4.74%
Anixter International, Inc.                                                                 96,500         4,466,985
Arrow Electronics, Inc.*                                                                    40,200         1,381,272

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS (CONCLUDED)
Avnet, Inc.*                                                                                54,700   $     1,337,415
Benchmark Electronics, Inc.*                                                               118,900         4,343,417
Coherent, Inc.*                                                                             38,700         1,198,152
Global Imaging Systems, Inc.*                                                               24,800           876,928
Ingram Micro, Inc., Class A*                                                               110,100         2,130,435
Insight Enterprises, Inc.*                                                                  89,000         1,860,990
Lipman (1)*                                                                                 68,362         1,830,734
Methode Electronics, Inc.                                                                  106,900         1,314,870
Roper Industries, Inc.                                                                      31,100         1,254,885
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,996,083
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 2.36%
Maverick Tube Corp. (1)*                                                                    45,900         2,196,315
Oceaneering International Inc.*                                                             44,000         2,614,040
Oil States International, Inc.*                                                             43,000         1,758,700
Unit Corp.*                                                                                 39,800         2,376,060
Veritas DGC, Inc.*                                                                          44,100         1,987,146
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,932,261
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.29%
Performance Food Group Co. (1)*                                                             48,400         1,334,388

FOOD PRODUCTS - 2.85%
Brooklyn Cheesecake & Desserts Co., Inc. (2)*                                              867,000            26,877
Delta & Pine Land Co.                                                                       50,400         1,186,416
Fresh Del Monte Produce, Inc.                                                               52,215         1,200,423
J&J Snack Foods Corp.                                                                       55,000         1,665,400
J.M. Smucker Co.                                                                           100,100         4,354,350
McCormick & Co., Inc.                                                                      159,400         4,815,474
--------------------------------------------------------------------------------------------------------------------
                                                                                                          13,248,940
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.46%
New Jersey Resources Corp.                                                                  46,700         2,122,515

HEALTH CARE EQUIPMENT & SUPPLIES - 4.22%
Advanced Medical Optics, Inc.*                                                              45,700         2,037,306
Cooper Cos., Inc. (1)                                                                       32,100         1,779,303
Fisher Scientific International, Inc. (1)*                                                  89,060         5,955,442
Invacare Corp.                                                                              89,300         3,088,887
Sybron Dental Specialties, Inc.*                                                           129,899         5,533,698
Zoll Medical Corp.*                                                                         44,000         1,205,600
--------------------------------------------------------------------------------------------------------------------
                                                                                                          19,600,236
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 2.75%
AMN Healthcare Services, Inc. (1)*                                                          59,900         1,208,183
IMS Health, Inc.                                                                           216,500         5,325,900
Omnicare, Inc. (1)                                                                          59,700         2,967,090
Option Care, Inc. (1)                                                                       99,800         1,378,238
RehabCare Group Inc.*                                                                       46,700   $       895,706
Triad Hospitals, Inc.*                                                                      23,800           977,228
--------------------------------------------------------------------------------------------------------------------
                                                                                                          12,752,345
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.87%
CEC Entertainment, Inc.*                                                                    41,000         1,476,820
Landry's Restaurants, Inc. (1)                                                              54,900         1,682,136
O'Charley's, Inc.*                                                                          49,500           856,845
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,015,801
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 7.08%
American Greetings Corp., Class A                                                          164,100         3,349,281
Beazer Homes USA, Inc. (1)                                                                  30,800         2,243,472
Black & Decker Corp.                                                                        86,300         7,447,690
Hovnanian Enterprises, Inc., Class A*                                                       41,500         2,009,430
M.D.C. Holdings, Inc.                                                                       45,500         2,886,975
Meritage Homes Corp.*                                                                       16,800         1,016,400
Mohawk Industries, Inc.*                                                                    85,600         7,279,424
Standard Pacific Corp.                                                                      96,700         3,761,630
Technical Olympic USA, Inc.                                                                 66,400         1,507,280
WCI Communities, Inc. (1)*                                                                  49,500         1,363,230
--------------------------------------------------------------------------------------------------------------------
                                                                                                          32,864,812
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.26%
Tredegar Corp.                                                                              80,400         1,200,372

INSURANCE - 12.05%
Ambac Financial Group, Inc. (1)                                                            113,900         8,748,659
American Financial Group, Inc.                                                              52,600         1,978,812
AmerUs Group Co.                                                                            38,500         2,362,745
Arch Capital Group, Ltd.*                                                                   31,700         1,722,578
Bristol West Holdings, Inc.                                                                 58,900         1,074,925
HCC Insurance Holdings, Inc.                                                               321,101         9,973,397
Infinity Property & Casualty Corp.                                                          48,800         1,882,704
Markel Corp. (1)*                                                                           24,100         8,049,400
Max Re Capital, Ltd.                                                                        66,000         1,749,660
MBIA, Inc. (1)                                                                             136,800         8,421,408
Navigators Group, Inc.*                                                                     43,900         1,961,013
Selective Insurance Group, Inc.                                                             37,400         2,169,200
StanCorp Financial Group, Inc.                                                              76,000         3,781,000
Stewart Information Services Corp.                                                          39,000         2,084,550
--------------------------------------------------------------------------------------------------------------------
                                                                                                          55,960,051
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.32%
Schawk, Inc. (1)                                                                            68,000         1,496,000

IT CONSULTING & SERVICES - 1.29%
BearingPoint, Inc. (1)*                                                                    437,700         3,597,894
Gartner, Inc. (1)*                                                                         173,000         2,380,480
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,978,374
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                    SHARES            VALUE
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 2.51%
Hasbro, Inc.                                                                               199,800   $     4,235,760
Mattel, Inc.                                                                               366,850         6,053,025
RC2 Corp.*                                                                                  39,700         1,384,339
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,673,124
--------------------------------------------------------------------------------------------------------------------
MACHINERY - 3.92%
AGCO Corp.*                                                                                 97,000         1,746,970
Harsco Corp.                                                                                27,500         2,178,550
IDEX Corp.                                                                                 161,000         7,406,000
Terex Corp.*                                                                                38,100         2,686,050
Timken Co. (1)                                                                              41,300         1,493,821
Wabash National Corp.                                                                       54,600         1,164,618
Watts Water Technologies, Inc., Class A                                                     45,300         1,525,704
--------------------------------------------------------------------------------------------------------------------
                                                                                                          18,201,713
--------------------------------------------------------------------------------------------------------------------
MEDIA - 4.91%
Carmike Cinemas, Inc. (1)                                                                   43,000           985,130
Central European Media Enterprises, Ltd., Class A*                                          38,200         2,304,224
Harte-Hanks, Inc.                                                                           87,750         2,490,345
Interpublic Group of Cos., Inc.*                                                           506,700         5,117,670
Lee Enterprises, Inc.                                                                      119,350         4,199,926
McClatchy Co., Class A                                                                      70,300         3,971,950
Radio One, Inc., Class D (1)*                                                              287,800         3,154,288
Saga Communications, Inc., Class A*                                                         57,400           578,018
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,801,551
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.63%
Gibraltar Industries, Inc.                                                                  77,200         2,086,716
Quanex Corp.                                                                                13,700           850,907
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,937,623
--------------------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.26%
Fred's, Inc. (1)                                                                            76,700         1,217,996

OIL & GAS - 2.58%
Edge Petroleum Corp.*                                                                       44,600         1,479,382
Energy Partners, Ltd. (1)*                                                                  41,700         1,170,519
Houston Exploration Co.*                                                                    21,600         1,341,144
OMI Corp. (1)                                                                               98,900         1,736,684
Quicksilver Resources, Inc.*                                                                41,800         2,101,286
Remington Oil & Gas Corp.*                                                                  28,700         1,285,760
Tsakos Energy Navigation, Ltd.*                                                             77,000         2,841,300
--------------------------------------------------------------------------------------------------------------------
                                                                                                          11,956,075
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.35%
Neenah Paper, Inc.                                                                          55,000         1,611,500

PERSONAL PRODUCTS - 0.31%
Steiner Leisure, Ltd.*                                                                      37,500   $     1,455,750

PHARMACEUTICALS - 0.51%
Par Pharmaceutical Cos., Inc. (1)*                                                          37,300         1,233,884
SFBC International, Inc. (1)*                                                               50,500         1,113,525
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,347,409
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 2.11%
Bluegreen Corp.*                                                                            87,900         1,416,948
CenterPoint Properties Trust                                                                21,900         1,087,116
Equity Inns, Inc.                                                                          120,500         1,903,900
Intrawest Corp.                                                                             75,500         2,120,795
LaSalle Hotel Properties                                                                    52,600         2,010,372
Pan Pacific Retail Properties, Inc.                                                         18,200         1,259,440
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,798,571
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 2.32%
Arkansas Best Corp.                                                                         37,300         1,596,813
Greenbrier Cos., Inc.                                                                       58,900         2,088,005
Landstar System, Inc.                                                                       54,000         2,284,200
SCS Transportation, Inc.*                                                                   48,200         1,290,796
USA Truck, Inc.*                                                                            59,500         1,599,955
YRC Worldwide, Inc.*                                                                        38,400         1,913,856
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,773,625
--------------------------------------------------------------------------------------------------------------------
SOFTWARE - 1.30%
Business Objects S.A., ADR (1)*                                                             69,000         2,863,500
Hyperion Solutions Corp.*                                                                   50,000         1,720,500
Manhattan Associates, Inc.*                                                                 66,200         1,440,512
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,024,512
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.68%
Claire's Stores, Inc.                                                                       68,370         2,164,594
Men's Wearhouse, Inc.*                                                                      77,600         2,651,592
Regis Corp.                                                                                 39,900         1,546,125
Rent-Way, Inc.*                                                                            214,000         1,457,340
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,819,651
--------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.28%
UniFirst Corp.                                                                              37,900         1,317,404

TRADING COMPANIES & DISTRIBUTORS - 0.22%
Huttig Building Products, Inc.*                                                            112,000         1,003,520
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $389,517,569)                                                                452,243,590
--------------------------------------------------------------------------------------------------------------------

                                                                                     NUMBER OF
SECURITY DESCRIPTION                                                                 WARRANTS            VALUE
--------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
CONSUMER PRODUCTS - 0.00%

American Banknote Corp., strike price $10.00, expires 10/01/07 (2)++                           122   $             0
American Banknote Corp., strike price $12.50, expires 10/01/07 (2)++                           122                 0
--------------------------------------------------------------------------------------------------------------------
                                                                                                                   0
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.00%
Imperial Credit Industries, Inc., strike price $2.15, expires 01/31/08 (2)++                 4,914   $             0
--------------------------------------------------------------------------------------------------------------------
Total Warrants (cost - $0)                                                                                         0
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                       MATURITY     INTEREST
  (000)                                                                          DATES       RATES
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 2.71%
$     12,577   Repurchase Agreement dated 01/31/06 with State Street Bank &
                 Trust Co., collateralized by $10,193,219 U.S. Treasury
                 Bills, zero coupon due 04/13/06 to 05/25/06 and $2,740,039
                 U.S. Treasury Notes, 2.500% due 05/31/06; (value -
                 $12,828,832); proceeds: $12,578,397 (cost - $12,577,000)      02/01/06         4.000%        12,577,000

 NUMBER OF
  SHARES
  (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 16.17%
MONEY MARKET FUNDS+ - 7.43%

           9   AIM Liquid Assets Portfolio                                                      4.350              9,148
          43   AIM Prime Portfolio                                                              4.346             43,037
           2   Barclays Prime Money Market Fund                                                 4.303              2,282
           1   BlackRock Provident Institutional TempFund                                       4.318                534
~          0   Deutsche Cash Reserve Institutional Fund                                         4.191                136
           1   Scudder Money Market Series                                                      4.247                557
      34,416   UBS Private Money Market Fund LLC**                                              4.347         34,415,630
------------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $34,471,324)                                                                 34,471,324
------------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
  (000)
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 8.74%
$     20,323   Repurchase Agreement dated 01/31/06 with Deutsche Bank
                 Securities, Inc., collateralized by $7,529,000 Federal
                 Home Loan Mortgage Corp. obligations, 5.000% due 01/30/14
                 and $13,294,000 Federal National Mortgage Association
                 obligations, 5.000% due 01/15/07; (value - $20,730,206);
                 proceeds: $20,325,511                                         02/01/06         4.440         20,323,004
      20,273   Repurchase Agreement dated 01/31/06 with Merrill Lynch &
                 Co., collateralized by $20,685,000 Federal Farm Credit
                 Bank obligations, 4.330% due 02/01/07; (value -
                 $20,682,931); proceeds: $20,275,697                           02/01/06         4.430         20,273,202
------------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $40,596,206)                                                              40,596,206
------------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $75,067,530)                                                                                        75,067,530
------------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $477,162,099) - 116.30%                                                            539,888,120
Liabilities in excess of other assets - (16.30)%                                                             (75,654,622)
------------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                    $    464,233,498
------------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
+    Interest rates shown reflect yield at January 31, 2006.
++ Security is being fair valued by a valuation committee under the direction of the board of trustees.
~    Amount represents less than 500 shares.
(1)  Security, or portion thereof, was on loan at January 31, 2006.
(2) Illiquid securities representing 0.01% of net assets as of January 31, 2006.
ADR  American Depositary Receipt.
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                                 INCOME
                                                             PURCHASES          SALES                         EARNED FROM
                                                            DURING THE       DURING THE                      AFFILIATE FOR
                                                            SIX MONTHS       SIX MONTHS                      THE SIX MONTHS
                                            VALUE AT          ENDED            ENDED           VALUE AT           ENDED
SECURITY DESCRIPTION                        07/31/05         01/31/06         01/31/06         01/31/06          01/31/06
---------------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC        $   76,244,751    $ 219,490,019   $  261,319,140   $   34,415,630   $       27,707

ISSUER BREAKDOWN BY COUNTRY

                                                              PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------------------
United States                                                                           96.0%
Bermuda                                                                                  1.6
Canada                                                                                   0.8
France                                                                                   0.5
Israel                                                                                   0.3
Marshall Islands                                                                         0.3
Bahamas                                                                                  0.3
Cayman Islands                                                                           0.2
--------------------------------------------------------------------------------------------
Total                                                                                  100.0%
--------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 95.58%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 0.34%
EDO Corp.                                                                                   58,212   $     1,608,398

AIR FREIGHT & COURIERS - 0.47%
UTI Worldwide, Inc.                                                                         21,200         2,220,276

AUTO COMPONENTS - 0.59%
Gentex Corp.                                                                               166,600         2,782,220

BANKS - 1.48%
City National Corp.                                                                         25,000         1,874,250
Colonial BancGroup, Inc.                                                                    89,200         2,221,080
East West Bancorp, Inc.                                                                     49,043         1,810,177
Zions Bancorp                                                                               12,900         1,020,003
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,925,510
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 5.29%
Amylin Pharmaceuticals, Inc. (1)*                                                           26,400         1,119,360
Cepheid, Inc.*                                                                             218,410         2,151,339
CV Therapeutics, Inc. (1)*                                                                  55,700         1,370,777
Encysive Pharmaceuticals, Inc.*                                                            125,150         1,185,171
Invitrogen Corp.*                                                                           32,300         2,224,824
Neogen Corp.*                                                                               85,882         1,932,345
PDL BioPharma, Inc. (1)*                                                                   148,794         4,337,345
Progenics Pharmaceuticals, Inc.*                                                            82,551         2,336,193
Rigel Pharmaceuticals, Inc. (1)*                                                           112,400           875,596
Tanox, Inc. (1)*                                                                            63,600         1,147,980
Techne Corp.*                                                                               76,492         4,348,570
Telik, Inc.*                                                                                91,000         1,746,290
--------------------------------------------------------------------------------------------------------------------
                                                                                                          24,775,790
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.36%
ElkCorp                                                                                     47,600         1,674,092

CHEMICALS - 1.29%
Spartech Corp.                                                                             121,400         2,917,242
Symyx Technologies, Inc.*                                                                  113,768         3,146,823
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,064,065
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 7.61%
BISYS Group, Inc.*                                                                         115,100         1,667,799
Bright Horizons Family Solutions, Inc.*                                                     48,600         1,899,288
Cogent, Inc.*                                                                               51,800         1,244,754
Corporate Executive Board Co.                                                               65,500         5,511,170
First Consulting Group, Inc.*                                                              388,341         2,275,678
G & K Services, Inc., Class A                                                               75,100         2,984,474
Mobile Mini, Inc. (1)*                                                                      45,200         2,247,344
MoneyGram International, Inc.                                                               84,700         2,249,632
Monster Worldwide, Inc.*                                                                    55,984         2,388,277
Resources Connection, Inc.*                                                                 74,900         2,036,531
Rollins, Inc.                                                                               87,300         1,876,077
Stericycle, Inc.*                                                                           89,000   $     5,319,530
Universal Technical Institute, Inc.*                                                        60,670         2,217,489
Waste Connections, Inc.*                                                                    50,013         1,747,454
--------------------------------------------------------------------------------------------------------------------
                                                                                                          35,665,497
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 4.72%
ADC Telecommunications, Inc.*                                                              180,800         4,585,088
Digi International, Inc.*                                                                  191,672         2,171,644
Echelon Corp.*                                                                             147,610         1,313,729
F5 Networks, Inc.*                                                                          73,700         4,768,390
Ixia*                                                                                       97,400         1,227,240
Polycom, Inc.*                                                                             113,700         2,203,506
Powerwave Technologies, Inc.*                                                              152,069         2,221,728
Tekelec (1)*                                                                               130,900         2,048,585
Tellabs, Inc.*                                                                             123,800         1,583,402
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,123,312
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 1.35%
ATI Technologies, Inc.*                                                                    204,007         3,641,525
Hutchinson Technology, Inc.*                                                                49,500         1,370,160
Rackable Systems, Inc.*                                                                     43,900         1,319,195
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,330,880
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.51%
Jacobs Engineering Group, Inc. (1)*                                                         28,659         2,389,301
DIVERSIFIED FINANCIALS - 4.50%
Affiliated Managers Group, Inc.*                                                            24,900         2,310,720
AmeriCredit Corp.*                                                                          52,300         1,504,148
Cash America International, Inc.                                                            85,467         2,264,021
Euronet Worldwide, Inc. (1)*                                                                99,601         3,214,124
IndyMac Bancorp, Inc.                                                                       71,143         2,906,903
Investment Technology Group, Inc.*                                                          81,100         3,647,878
Knight Capital Group, Inc., Class A (1)*                                                   160,000         1,822,400
Nuveen Investments, Class A                                                                 39,900         1,810,263
Portfolio Recovery Associates, Inc.*                                                        32,000         1,576,000
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,056,457
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.42%
Regal-Beloit Corp.                                                                          53,900         1,988,371

ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.44%
Greatbatch, Inc.*                                                                          131,048         3,412,490
Intersil Corp., Class A                                                                     46,000         1,336,760
Tech Data Corp.*                                                                            48,900         2,016,147
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,765,397
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 4.00%
Atwood Oceanics, Inc.*                                                                      18,100         1,758,053
Cal Dive International, Inc. (1)*                                                           68,000         2,854,640

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
Energy Equipment & Services (Concluded)
Cooper Cameron Corp.*                                                                       60,200   $     2,913,078
Oil States International, Inc.*                                                             48,700         1,991,830
Veritas DGC, Inc.*                                                                          42,500         1,915,050
W-H Energy Services, Inc.*                                                                 151,100         7,295,108
--------------------------------------------------------------------------------------------------------------------
                                                                                                          18,727,759
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 1.39%
Performance Food Group Co.*                                                                 97,650         2,692,210
United Natural Foods, Inc. (1)*                                                            118,348         3,826,191
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,518,401
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.18%
Central Garden & Pet Co.*                                                                   16,500           818,070

HEALTH CARE EQUIPMENT & SUPPLIES - 7.68%
American Medical Systems Holdings, Inc. (1)*                                                88,300         2,000,878
AngioDynamics, Inc.*                                                                        81,960         2,303,896
Animas Corp.*                                                                              147,300         3,597,066
ArthroCare Corp. (1)*                                                                       57,600         2,579,904
Aspect Medical Systems, Inc.*                                                               39,260         1,420,034
Cytyc Corp.*                                                                                76,300         2,296,630
Dade Behring Holdings, Inc.                                                                 31,600         1,236,508
Fisher Scientific International, Inc.*                                                      27,400         1,832,238
I-Flow Corp. (1)*                                                                           76,141         1,209,119
Immucor, Inc.*                                                                              56,550         1,699,328
Integra LifeSciences Holdings*                                                              75,390         2,940,210
Kinetic Concepts, Inc.*                                                                     35,700         1,291,983
Kyphon, Inc. (1)*                                                                           66,000         2,743,620
Millipore Corp.*                                                                            33,100         2,276,618
SurModics, Inc. (1)*                                                                        79,974         2,949,441
Synovis Life Technologies, Inc.*                                                           146,744         1,482,114
West Pharmaceutical Services, Inc.                                                          69,300         2,115,729
--------------------------------------------------------------------------------------------------------------------
                                                                                                          35,975,316
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 6.99%
Apria Healthcare Group, Inc.*                                                               77,045         1,877,587
Centene Corp.*                                                                              68,900         1,811,381
Community Health Systems, Inc.*                                                             46,938         1,708,074
Covance, Inc.*                                                                              84,536         4,802,490
Express Scripts, Inc.*                                                                      19,600         1,789,284
First Horizon Pharmaceutical Corp. (1)*                                                    116,617         1,960,332
LifePoint Hospitals, Inc. (1)*                                                              70,616         2,178,504
MAXIMUS, Inc.                                                                               61,500         2,405,880
Omnicare, Inc.                                                                              13,600           675,920
Pediatrix Medical Group, Inc.*                                                              67,452         5,914,191
PSS World Medical, Inc.*                                                                   116,500         2,067,875
Sierra Health Services, Inc.*                                                               73,036         2,893,686
Sunrise Senior Living, Inc. (1)*                                                            73,356         2,666,490
--------------------------------------------------------------------------------------------------------------------
                                                                                                          32,751,694
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE 4.44%
Boyd Gaming Corp.                                                                           86,619   $     3,915,179
Brinker International, Inc. (1)                                                             43,747         1,780,503
Cheesecake Factory, Inc.*                                                                  110,705         4,079,479
Penn National Gaming, Inc.*                                                                 91,779         2,946,106
Royal Caribbean Cruises Ltd.                                                                44,000         1,799,600
Scientific Games Corp., Class A*                                                            90,586         2,903,281
Sonic Corp.*                                                                                49,393         1,429,927
Wynn Resorts Ltd. (1)*                                                                      30,000         1,937,400
--------------------------------------------------------------------------------------------------------------------
                                                                                                          20,791,475
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.97%
Hovnanian Enterprises, Inc., Class A*                                                       33,500         1,622,070
M.D.C. Holdings, Inc.                                                                       21,600         1,370,520
Technical Olympic USA, Inc.                                                                 67,682         1,536,381
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,528,971
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 1.24%
Chemed Corp.                                                                               109,564         5,824,422

INSURANCE - 1.16%
HCC Insurance Holdings, Inc.                                                                95,693         2,972,225
PartnerRe Ltd. (1)                                                                          17,600         1,087,328
UnumProvident Corp.                                                                         68,500         1,392,605
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,452,158
--------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 4.64%
Akamai Technologies, Inc.*                                                                 179,669         3,922,174
Blue Coat Systems, Inc.*                                                                    25,500         1,045,245
Digital Insight Corp.*                                                                      76,000         2,726,120
Equinix, Inc. (1)*                                                                          59,968         2,814,298
Jupitermedia Corp.*                                                                        139,323         2,255,640
McAfee, Inc.*                                                                               61,361         1,422,962
Openwave Systems, Inc. (1)*                                                                163,922         3,534,158
WebEx Communications, Inc.*                                                                165,286         4,013,144
--------------------------------------------------------------------------------------------------------------------
                                                                                                          21,733,741
--------------------------------------------------------------------------------------------------------------------
IT CONSULTING & SERVICES - 1.97%
Keane, Inc.*                                                                               197,970         2,144,015
NAVTEQ Corp.*                                                                               13,900           624,249
Perot Systems Corp., Class A*                                                              125,500         1,891,285
Redback Networks, Inc. (1)*                                                                179,614         3,026,496
Satyam Computer Services Ltd., ADR                                                          39,700         1,556,240
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,242,285
--------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 0.50%
Build-A-Bear Workshop, Inc. (1)*                                                            22,700           734,345
Nautilus, Inc. (1)                                                                          99,300         1,623,555
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,357,900
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
MACHINERY - 1.63%
Joy Global, Inc.                                                                            55,200   $     2,983,008
Middleby Corp.*                                                                             19,400         1,833,300
Oshkosh Truck Corp.                                                                         57,069         2,814,072
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,630,380
--------------------------------------------------------------------------------------------------------------------
MEDIA - 0.34%
Getty Images, Inc.*                                                                         19,400         1,584,010

METALS & MINING - 0.58%
Allegheny Technologies, Inc.                                                                52,400         2,716,940

MULTI-LINE RETAIL - 0.35%
Fred's, Inc. (1)                                                                           103,100         1,637,228

OIL & GAS - 1.99%
Denbury Resources, Inc.*                                                                    93,864         2,794,331
Encore Acquisition Co.*                                                                     65,313         2,361,065
Energy Partners Ltd. (1)*                                                                   70,582         1,981,237
Plains Exploration & Production Co.*                                                        48,445         2,172,274
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,308,907
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.04%
Anadys Pharmaceuticals, Inc.*                                                               95,300         1,045,441
Discovery Laboratories, Inc. (1)*                                                          183,320         1,457,394
Medicis Pharmaceutical Corp., Class A (1)                                                   58,200         1,798,962
MGI Pharma, Inc.*                                                                          117,500         1,958,725
Nastech Pharmaceutical Co., Inc. (1)*                                                      101,600         1,615,440
Watson Pharmaceuticals, Inc.*                                                               50,920         1,684,943
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,560,905
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 1.08%
Host Marriott Corp. (1)                                                                     72,300         1,442,385
Strategic Hotel Capital, Inc.                                                               93,400         1,998,760
Williams Scotsman International, Inc.*                                                      83,100         1,599,675
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,040,820
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.38%
J.B. Hunt Transport Services, Inc. (1)                                                      73,900         1,758,820

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 7.01%
August Technology Corp.*                                                                   124,900         1,423,860
Cree, Inc. (1)*                                                                             90,100         2,354,313
Cymer, Inc.*                                                                                34,400         1,552,816
Entegris, Inc.*                                                                            328,602         3,450,321
Lam Research Corp.*                                                                         61,619         2,860,970
Microsemi Corp.*                                                                           351,178        10,689,859
O2Micro International Ltd.*                                                                164,400         1,788,672
Power Integrations, Inc.*                                                                  101,106         2,678,298
QLogic Corp.*                                                                               44,336         1,758,809
Semtech Corp.*                                                                             121,300   $     2,338,664
Varian Semiconductor Equipment Associates, Inc.*                                            38,693         1,916,464
--------------------------------------------------------------------------------------------------------------------
                                                                                                          32,813,046
--------------------------------------------------------------------------------------------------------------------
SOFTWARE - 7.22%
Activision, Inc.*                                                                          316,532         4,539,069
Amdocs Ltd. (1)*                                                                            77,800         2,505,160
Cognos, Inc.*                                                                               45,083         1,717,662
FARO Technologies, Inc. (1)*                                                                79,700         1,269,621
Informatica Corp.*                                                                         338,849         4,987,857
National Instruments Corp.                                                                 109,077         3,609,358
SafeNet, Inc. (1)*                                                                          51,500         1,618,130
Salesforce.com, Inc. (1)*                                                                   48,200         1,978,610
TIBCO Software, Inc.*                                                                      167,500         1,338,325
Transaction Systems Architects, Inc.*                                                      104,808         3,457,616
Unica Corp.*                                                                               139,800         1,975,374
Verint Systems, Inc.*                                                                      107,719         3,904,814
Witness Systems, Inc.*                                                                      46,000           917,240
--------------------------------------------------------------------------------------------------------------------
                                                                                                          33,818,836
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 3.70%
AnnTaylor Stores Corp.*                                                                     72,850         2,427,362
Barnes & Noble, Inc.                                                                        81,025         3,437,080
Golf Galaxy, Inc.*                                                                          66,200         1,184,318
Gymboree Corp.*                                                                             30,800           758,912
Hibbett Sporting Goods, Inc.*                                                               68,200         2,090,330
Hot Topic, Inc.*                                                                           119,100         1,710,276
Pacific Sunwear of California, Inc.*                                                        53,415         1,309,202
PETCO Animal Supplies, Inc.*                                                                76,400         1,670,104
Urban Outfitters, Inc. (1)*                                                                100,300         2,739,193
--------------------------------------------------------------------------------------------------------------------
                                                                                                          17,326,777
--------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 1.96%
Carter's, Inc.*                                                                             40,200         2,733,198
Coach, Inc.*                                                                               100,800         3,623,760
Polo Ralph Lauren Corp.                                                                     49,492         2,803,227
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,160,185
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.44%
MSC Industrial Direct Co., Inc., Class A                                                    46,000         2,066,780

WIRELESS TELECOMMUNICATION SERVICES - 1.33%
Crown Castle International Corp.*                                                           95,445         3,018,925
Syniverse Holdings, Inc.*                                                                  132,759         3,187,544
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,206,469
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $380,443,345)                                                                447,721,861
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   MATURITY      INTEREST
   (000)                                                                     DATES         RATES          VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 5.03%
$    23,569    Repurchase Agreement dated 01/31/06 with State Street
                 Bank & Trust Co., collateralized by $19,101,851 U.S.
                 Treasury Bills, zero coupon due 04/13/06 to 05/25/06
                 and $5,134,768 U.S. Treasury Notes, 2.500% due
                 05/31/06; (value - $24,040,927); proceeds:
                 $23,571,619 (cost - $23,569,000)                          02/01/06          4.000%  $    23,569,000

 NUMBER OF
  SHARES
   (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 12.10%
MONEY MARKET FUNDS+ - 6.89%
         46    AIM Liquid Assets Portfolio                                                   4.350            45,698
          4    AIM Prime Portfolio                                                           4.346             4,009
          7    Barclays Prime Money Market Fund                                              4.303             6,875
~         0    BlackRock Provident Institutional TempFund                                    4.318               140
          1    Scudder Money Market Series                                                   4.247               670
     32,229    UBS Private Money Market Fund LLC**                                           4.347        32,228,795
Total Money Market Funds (cost - $32,286,187)                                                             32,286,187

 PRINCIPAL
  AMOUNT                                                                   MATURITY      INTEREST
   (000)                                                                     DATES         RATES          VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 5.21%
$    12,233    Repurchase Agreement dated 01/31/06 with Deutsche Bank
                 Securities, Inc., collateralized by $4,195,000
                 Federal Home Loan Bank obligations, 5.365% due
                 09/09/24 and $8,268,000 Federal Home Loan Mortgage
                 Corp. obligations, 5.000% due 01/30/14; (value -
                 $12,477,702); proceeds: $12,234,235                       02/01/06          4.440        12,232,726

$    12,152    Repurchase Agreement dated 01/31/06 with Merrill Lynch
                 & Co., collateralized by $12,400,000 Federal Farm
                 Credit Bank obligations, 4.330% due 02/01/07; (value
                 - $12,398,760); proceeds: $12,153,299                     02/01/06          4.430        12,151,804
--------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $24,384,530)                                                          24,384,530
--------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned (cost - $56,670,717)                          56,670,717
--------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $460,683,062) - 112.71%                                                        527,961,578
Liabilities in excess of other assets - (12.71)%                                                         (59,516,531)
--------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                 $   468,445,047
--------------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
(1)  Security, or portion thereof, was on loan at January 31, 2006.
+    Interest rates shown reflect yield at January 31, 2006.
~    Amount represents less than 500 shares.
ADR  American Depositary Receipt.

** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                             INCOME
                                                              PURCHASES        SALES                      EARNED FROM
                                                             DURING THE      DURING THE                  AFFILIATE FOR
                                                             SIX MONTHS      SIX MONTHS                  THE SIX MONTHS
                                                VALUE AT        ENDED          ENDED         VALUE AT         ENDED
SECURITY DESCRIPTION                           07/31/2005     01/31/2006     01/31/2006     01/31/2006     01/31/2006
-----------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC            $ 139,819,700  $ 226,064,936  $ 333,655,841  $  32,228,795  $       71,710

ISSUER BREAKDOWN BY COUNTRY

                                                                                         PERCENTAGE OF PORTFOLIO ASSETS
-----------------------------------------------------------------------------------------------------------------------
United States                                                                                                      97.0%
Canada                                                                                                              1.0
Guernsey                                                                                                            0.5
Virgin Islands                                                                                                      0.4
India                                                                                                               0.3
Cayman Islands                                                                                                      0.3
Republic of Liberia                                                                                                 0.3
Bermuda                                                                                                             0.2
-----------------------------------------------------------------------------------------------------------------------
Total                                                                                                             100.0%
-----------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 98.20%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
AUSTRALIA - 5.44%
AIR FREIGHT & COURIERS - 0.01%
Toll Holdings Ltd. (1)                                                                       8,869   $        76,193

AIRLINES - 0.02%
Qantas Airways Ltd.                                                                         74,072           231,962
BANKS - 1.48%
Australia & New Zealand Banking Group Ltd.                                                  73,146         1,381,028
Commonwealth Bank of Australia                                                              38,429         1,301,047
Macquarie Bank Ltd.                                                                          8,293           429,985
National Australia Bank Ltd.                                                               376,199         9,664,370
Suncorp-Metway Ltd.                                                                         26,437           443,014
Westpac Banking Corp.                                                                       73,320         1,293,693
--------------------------------------------------------------------------------------------------------------------
                                                                                                          14,513,137
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.73%
Coca Cola Amatil Ltd.                                                                       38,725           225,510
Foster's Group Ltd.                                                                      1,694,875         6,772,683
Lion Nathan Ltd.                                                                            27,767           157,697
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,155,890
--------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.03%
Orica Ltd.                                                                                  14,677           243,833

COMMERCIAL SERVICES & SUPPLIES - 0.05%
Brambles Industries Ltd. (1)                                                                49,009           368,638
Computershare Ltd.                                                                          19,883           103,876
--------------------------------------------------------------------------------------------------------------------
                                                                                                             472,514
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.02%
Leighton Holdings Ltd.                                                                      11,751           180,432

CONSTRUCTION MATERIALS - 0.06%
CSR Ltd.                                                                                    46,375           149,095
Rinker Group Ltd.                                                                           37,745           480,246
--------------------------------------------------------------------------------------------------------------------
                                                                                                             629,341
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 0.36%
Amcor Ltd.                                                                                 673,473         3,498,028

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.55%
Telstra Corp. Ltd. (1)                                                                   1,791,930         5,407,750

FOOD & DRUG RETAILING - 0.50%
Coles Myer Ltd.                                                                            561,559         4,449,633
Woolworths Ltd.                                                                             36,792           481,232
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,930,865
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.02%
Australian Gas Light Co. Ltd.                                                               14,921           203,649

HEALTH CARE EQUIPMENT & SUPPLIES - 0.01%
Cochlear Ltd.                                                                                1,900            66,487

HOTELS, RESTAURANTS & LEISURE - 0.04%
Aristocrat Leisure Ltd.                                                                     12,869   $       112,704
TABCORP Holdings Ltd.                                                                       28,302           325,977
--------------------------------------------------------------------------------------------------------------------
                                                                                                             438,681
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 0.24%
Wesfarmers Ltd.                                                                             82,520         2,380,819

INSURANCE - 0.12%
AMP Ltd.                                                                                    63,408           395,211
AXA Asia Pacific Holdings Ltd.                                                              62,969           260,217
Insurance Australia Group Ltd.                                                              48,610           205,302
QBE Insurance Group Ltd.                                                                    19,816           290,743
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,151,473
--------------------------------------------------------------------------------------------------------------------
MEDIA - 0.00%
John Fairfax Holdings Ltd.                                                                   7,707            24,778

METALS & MINING - 0.83%
Alumina Ltd.                                                                                49,505           281,904
BHP Billiton Ltd.                                                                          122,749         2,401,321
BlueScope Steel Ltd.                                                                        26,209           155,605
Iluka Resources Ltd.                                                                        14,410            80,200
Newcrest Mining Ltd.                                                                        10,127           201,184
Oxiana Ltd.*                                                                             2,876,473         4,405,794
Rio Tinto Ltd. (1)                                                                          10,226           587,898
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,113,906
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 0.10%
Origin Energy Ltd.                                                                          36,717           203,237
Santos Ltd.                                                                                 27,922           277,351
Woodside Petroleum Ltd.                                                                     14,413           494,194
--------------------------------------------------------------------------------------------------------------------
                                                                                                             974,782
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.05%
CSL Ltd.                                                                                     9,309           307,047
Mayne Pharma Ltd.*                                                                          44,122            85,312
Symbion Health Ltd.                                                                         44,122           115,421
--------------------------------------------------------------------------------------------------------------------
                                                                                                             507,780
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.18%
General Property Trust                                                                     103,631           318,242
Lend Lease Corp. Ltd.                                                                       18,721           206,256
Mirvac Group                                                                                38,206           117,617
Stockland                                                                                   76,872           378,290
Westfield Group                                                                             56,367           756,931
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,777,336
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.04%
Patrick Corp. Ltd.                                                                          23,252           119,890
Transurban Group (1)                                                                        47,018           255,264

                                                                                                             375,154
--------------------------------------------------------------------------------------------------------------------
Total Australia Common Stocks                                                                             53,354,790
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
AUSTRIA - 0.59%
MACHINERY - 0.14%
Andritz AG                                                                                  12,169   $     1,399,308
OIL & GAS - 0.45%
OMV AG                                                                                      62,810         4,438,214
--------------------------------------------------------------------------------------------------------------------
Total Austria Common Stocks                                                                                5,837,522
--------------------------------------------------------------------------------------------------------------------
BELGIUM - 1.42%
BANKS - 0.54%
KBC Bancassurance Holding                                                                   52,496         5,272,284

BEVERAGES - 0.01%
InBev NV                                                                                     1,581            74,483

CHEMICALS - 0.06%
Solvay SA                                                                                    5,148           581,457

DIVERSIFIED FINANCIALS - 0.81%
Fortis                                                                                     228,620         7,985,466
--------------------------------------------------------------------------------------------------------------------
Total Belgium Common Stocks                                                                               13,913,690
--------------------------------------------------------------------------------------------------------------------
BERMUDA - 0.12%
MARINE - 0.12%
Frontline Ltd. (1)                                                                          29,559         1,175,233

BRAZIL - 1.25%
BANKS - 0.58%
Unibanco - Uniao de Bancos Brasileiros SA, ADR                                              67,600         5,693,272
OIL & GAS - 0.67%
Petroleo Brasileiro SA, ADR (1)                                                             75,760         6,530,512
--------------------------------------------------------------------------------------------------------------------
Total Brazil Common Stocks                                                                                12,223,784
--------------------------------------------------------------------------------------------------------------------
DENMARK - 0.12%
BANKS - 0.07%
Danske Bank AS                                                                              19,600           688,427

PHARMACEUTICALS - 0.05%
Novo-Nordisk AS                                                                              8,858           496,073
--------------------------------------------------------------------------------------------------------------------
Total Denmark Common Stocks                                                                                1,184,500
--------------------------------------------------------------------------------------------------------------------
FINLAND - 1.07%
COMMUNICATIONS EQUIPMENT - 0.31%
Nokia Oyj (1)                                                                              168,866         3,088,221

IT CONSULTING & SERVICES - 0.12%
Tietoenator Oyj                                                                             30,026         1,167,554

MACHINERY - 0.16%
Metso Oyj (1)                                                                               45,530         1,491,029
Wartsila Corp., B Shares                                                                     2,206            72,270
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,563,299
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.48%
Stora Enso Oyj                                                                              13,804   $       191,391
UPM-Kymmene Oyj (1)                                                                        219,300         4,479,567
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,670,958
--------------------------------------------------------------------------------------------------------------------
Total Finland Common Stocks                                                                               10,490,032
--------------------------------------------------------------------------------------------------------------------
FRANCE - 8.81%
AEROSPACE & DEFENSE - 0.51%
Safran SA (1)                                                                              178,670         4,719,988
Thales SA                                                                                    5,830           282,027
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,002,015
--------------------------------------------------------------------------------------------------------------------
AIRLINES - 0.03%
Air France-KLM                                                                              12,190           277,293

AUTO COMPONENTS - 0.04%
Compagnie Generale des Etablissements Michelin                                               6,218           371,368

AUTOMOBILES - 0.31%
Peugeot SA (1)*                                                                             21,810         1,295,173
Renault SA (1)*                                                                             18,799         1,774,947
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,070,120
--------------------------------------------------------------------------------------------------------------------
BANKS - 1.63%
BNP Paribas SA (1)                                                                          45,041         4,017,296
Credit Agricole SA (1)                                                                      44,376         1,566,477
Societe Generale (1)                                                                        78,722        10,398,133
--------------------------------------------------------------------------------------------------------------------
                                                                                                          15,981,906
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.70%
Cie de Saint-Gobain (1)                                                                    105,425         6,911,380

COMMUNICATIONS EQUIPMENT - 0.03%
Alcatel SA*                                                                                 19,105           251,887

CONSTRUCTION & ENGINEERING - 0.47%
Alstom*                                                                                     60,274         4,581,282

CONSTRUCTION MATERIALS - 0.07%
Lafarge SA (1)*                                                                              6,798           715,367

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.22%
France Telecom (1)*                                                                         92,702         2,108,748

ELECTRICAL EQUIPMENT - 0.09%
Schneider Electric SA                                                                        8,828           922,551

FOOD & DRUG RETAILING - 0.02%
Casino Guichard-Perrachon SA*                                                                3,811           225,295

FOOD PRODUCTS - 0.03%
Groupe Danone                                                                                2,882           314,135

HOUSEHOLD DURABLES - 0.04%
Thomson                                                                                     17,160           351,981

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
FRANCE - (CONCLUDED)
INSURANCE - 0.25%
Axa (1)                                                                                     72,426   $     2,455,435

IT CONSULTING & SERVICES - 0.11%
Cap Gemini SA*                                                                              22,528         1,029,296

MACHINERY - 0.86%
Vallourec SA                                                                                12,072         8,464,177

MEDIA - 0.26%
Lagardere S.C.A                                                                             10,246           816,748
Societe Television Francaise 1*                                                             13,899           440,474
Vivendi Universal SA (1)                                                                    41,603         1,303,279
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,560,501
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.15%
Arcelor                                                                                     43,174         1,516,177

MULTI-UTILITIES - 0.20%
Suez SA (1)                                                                                 52,517         1,942,263
Suez SA STRIP VVPR*                                                                         24,336               296
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,942,559
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 1.52%
Total SA                                                                                    54,054        14,923,335

PERSONAL PRODUCTS - 0.20%
L'Oreal SA (1)                                                                              23,850         1,935,952

PHARMACEUTICALS - 0.42%
Sanofi-Synthelabo SA (1)                                                                    44,987         4,124,545

TEXTILES & APPAREL - 0.65%
LVMH Moet Hennessy Louis Vuitton SA (1)                                                     70,446         6,355,980
--------------------------------------------------------------------------------------------------------------------
Total France Common Stocks                                                                                86,393,285
--------------------------------------------------------------------------------------------------------------------
GERMANY - 6.01%
AUTO COMPONENTS - 0.03%
Continental AG                                                                               3,062           298,035

AUTOMOBILES - 0.14%
Bayerische Motoren Werke (BMW) AG*                                                          10,486           474,387
DaimlerChrysler AG*                                                                          4,717           270,888
Volkswagen AG (1)                                                                           10,750           637,467
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,382,742
--------------------------------------------------------------------------------------------------------------------
BANKS - 0.90%
Commerzbank AG                                                                             174,495         5,934,930
Deutsche Bank AG (1)                                                                        27,223         2,923,612
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,858,542
--------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.06%
BASF AG (1)                                                                                 23,343         1,839,769
Bayer AG (1)                                                                               206,223         8,612,839
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,452,608
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.11%
Deutsche Boerse AG*                                                                          8,179   $     1,034,619

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.18%
Deutsche Telekom AG (1)*                                                                   109,363         1,731,588

ELECTRIC UTILITIES - 0.17%
E.ON AG*                                                                                    15,265         1,705,233

ELECTRICAL EQUIPMENT - 0.11%
Siemens AG                                                                                  11,360         1,036,136

HEALTH CARE PROVIDERS & SERVICES - 0.48%
Celesio AG                                                                                   3,205           300,076
Fresenius Medical Care AG (1)                                                               41,414         4,414,942
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,715,018
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 0.10%
TUI AG (1)*                                                                                 45,170           958,899

INSURANCE - 0.62%
Allianz AG                                                                                  10,193         1,643,006
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)                                    32,656         4,433,661
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,076,667
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 0.16%
ThyssenKrupp AG (1)                                                                         60,028         1,536,179

MULTI-UTILITIES - 1.72%
RWE AG (1)                                                                                 205,182        16,909,344

PHARMACEUTICALS - 0.09%
Schering AG                                                                                 13,570           928,363

SOFTWARE - 0.14%
SAP AG (1)*                                                                                  6,511         1,333,145
--------------------------------------------------------------------------------------------------------------------
Total Germany Common Stocks                                                                               58,957,118
--------------------------------------------------------------------------------------------------------------------
GREECE - 1.53%
BANKS - 0.58%
Alpha Bank A.E                                                                              10,250           351,737
National Bank of Greece SA                                                                 115,485         5,321,372
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,673,109
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS-CEMENT - 0.43%
Titan Cement Co.                                                                            96,320         4,236,964

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.30%
Hellenic Telecommunications Organization SA*                                               126,918         2,936,432

ELECTRIC UTILITIES - 0.08%
Public Power Corp.                                                                          37,918           818,310

GAMING - 0.14%
OPAP SA                                                                                     35,554         1,336,714
--------------------------------------------------------------------------------------------------------------------
Total Greece Common Stocks                                                                                15,001,529
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
HONG KONG - 1.90%
AIRLINES - 0.02%
Cathay Pacific Airways Ltd.                                                                 94,000   $       171,454

BANKS - 0.08%
BOC Hong Kong Holdings Ltd.                                                                 37,500            75,167
Dah Sing Financial Group                                                                    25,200           176,224
Hang Seng Bank Ltd.                                                                         12,100           161,432
Wing Hang Bank Ltd.                                                                         28,000           202,120
Wing Lung Bank Ltd.                                                                         23,300           183,210
--------------------------------------------------------------------------------------------------------------------
                                                                                                             798,153
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.06%
Hong Kong Exchanges & Clearing Ltd.                                                         35,000           170,765
Swire Pacific Ltd.                                                                          51,000           474,976
--------------------------------------------------------------------------------------------------------------------
                                                                                                             645,741
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.01%
PCCW Ltd.                                                                                  150,000           101,511

ELECTRIC UTILITIES - 0.55%
CLP Holdings Ltd.                                                                           89,500           510,505
Hong Kong Electric Holdings                                                              1,019,000         4,886,314
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,396,819
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.01%
Hong Kong & China Gas                                                                       47,134           103,591

HOTELS, RESTAURANTS & LEISURE - 0.01%
Shangri-La Asia Ltd.                                                                        52,000            84,458

INDUSTRIAL CONGLOMERATES - 0.49%
Hutchison Whampoa Ltd.                                                                     474,836         4,853,791

MEDIA - 0.02%
Television Broadcasts Ltd.                                                                  31,000           168,232

REAL ESTATE - 0.58%
Cheung Kong Holdings Ltd.                                                                   53,500           574,464
Hang Lung Properties Ltd.                                                                   34,000            66,179
Henderson Land Development (1)                                                              63,000           320,370
Hysan Development Co. Ltd.                                                                  27,000            68,564
Sun Hung Kai Properties Ltd.                                                                52,000           537,579
Wharf Holdings Ltd.                                                                      1,066,000         4,108,588
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,675,744
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 0.01%
MTR Corp.                                                                                   32,367            68,216

SPECIALTY RETAIL - 0.05%
Esprit Holdings Ltd.                                                                        49,000           426,032
Yue Yuen Industrial Holdings                                                                19,500            60,453
--------------------------------------------------------------------------------------------------------------------
                                                                                                             486,485
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.01%
SmarTone Telecommunications Holdings Ltd.                                                   92,000   $       104,953
--------------------------------------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                                                             18,659,148
--------------------------------------------------------------------------------------------------------------------
INDIA - 0.28%
IT CONSULTING & SERVICES - 0.28%
Infosys Technologies Ltd., ADR                                                              36,069         2,750,983

IRELAND - 0.76%
BANKS - 0.66%
Allied Irish Banks PLC                                                                      68,214         1,533,469
Anglo Irish Bank Corp. PLC                                                                 299,144         4,721,926
Bank of Ireland                                                                             10,400           179,201
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,434,596
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.09%
CRH PLC                                                                                     30,168           934,795

INDUSTRIAL CONGLOMERATES - 0.01%
DCC PLC                                                                                      2,945            66,562
--------------------------------------------------------------------------------------------------------------------
Total Ireland Common Stocks                                                                                7,435,953
--------------------------------------------------------------------------------------------------------------------
ITALY - 4.00%
BANKS - 3.10%
Banca Intesa SpA*                                                                        1,998,524        11,371,477
Banca Popolare Italiana                                                                     43,473           434,231
Banche Popolari Unite Scrl                                                                  13,043           305,890
Banco Popolare di Verona e Novara                                                           23,181           532,383
Capitalia SpA*                                                                             689,879         4,455,597
UniCredito Italiano SpA* (2)                                                             1,087,207         7,761,574
UniCredito Italiano SpA (3)                                                                782,418         5,561,916
--------------------------------------------------------------------------------------------------------------------
                                                                                                          30,423,068
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.20%
Buzzi Unicem SpA                                                                            68,335         1,276,282
Italcementi SpA                                                                             34,655           660,722
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,937,004
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 0.08%
Mediolanum SpA (1)                                                                         100,432           775,564
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.13%
Telecom Italia SpA                                                                         238,560           670,361
Telecom Italia SpA~~                                                                       262,793           619,506
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,289,867
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.00%
Enel SpA                                                                                     4,270            36,139

GAS UTILITIES - 0.12%
Snam Rete Gas SpA                                                                          262,792         1,139,215

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
ITALY - (CONCLUDED)
OIL & GAS - 0.24%
ENI SpA                                                                                     77,311   $     2,337,337

TRANSPORTATION INFRASTRUCTURE - 0.13%
Autostrade SpA                                                                              51,909         1,313,267
--------------------------------------------------------------------------------------------------------------------
Total Italy Common Stocks                                                                                 39,251,461
--------------------------------------------------------------------------------------------------------------------
JAPAN - 22.76%
AUTO COMPONENTS - 0.57%
Bridgestone Corp.                                                                            1,000            20,332
Denso Corp.                                                                                157,700         5,552,201
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,572,533
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES - 2.39%
Honda Motor Co. Ltd.                                                                       108,100         6,137,385
Mitsubishi Motors Corp. (1)*                                                                10,000            21,909
Nissan Motor Co. Ltd.                                                                      110,400         1,242,300
Suzuki Motor Corp.                                                                           2,900            59,085
Toyota Motor Corp.                                                                         309,100        16,020,869
--------------------------------------------------------------------------------------------------------------------
                                                                                                          23,481,548
--------------------------------------------------------------------------------------------------------------------
BANKS - 1.63%
77 Bank Ltd.                                                                                 7,000            52,751
Bank of Fukuoka Ltd. (1)                                                                    20,000           172,030
Bank of Kyoto Ltd.                                                                          40,000           477,729
Chiba Bank Ltd.                                                                             39,000           352,747
Chugoku Bank Ltd.                                                                           24,000           356,404
Gunma Bank Ltd.                                                                             14,000           102,042
Joyo Bank Ltd.                                                                              44,000           292,946
Mitsubishi Tokyo Financial Group, Inc.                                                         276         3,976,301
Resona Holdings, Inc.*                                                                          51           200,426
Sumitomo Mitsui Financial Group, Inc.                                                          811         9,471,634
Sumitomo Trust & Banking Co. Ltd.                                                           42,000           462,231
Suruga Bank Ltd.                                                                             8,000           102,843
--------------------------------------------------------------------------------------------------------------------
                                                                                                          16,020,084
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.08%
Asahi Breweries Ltd.                                                                        20,500           257,244
ITO EN Ltd. (1)                                                                              4,200           287,507
Kirin Brewery Co. Ltd.                                                                      21,000           262,086
--------------------------------------------------------------------------------------------------------------------
                                                                                                             806,837
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.08%
Asahi Glass Co. Ltd.                                                                        22,000           318,077
JS Group Corp.                                                                              14,500           304,697
Nippon Sheet Glass Co. Ltd.                                                                 12,000            53,297
TOTO Ltd.                                                                                   11,000            98,461
--------------------------------------------------------------------------------------------------------------------
                                                                                                             774,532
--------------------------------------------------------------------------------------------------------------------
CHEMICALS - 1.47%
Asahi Kasei Corp.                                                                          135,000   $       919,526
Dainippon Ink and Chemicals, Inc.                                                          141,000           613,017
JSR Corp.                                                                                  184,800         5,498,078
Mitsui Chemicals, Inc.                                                                     113,000           854,448
Shin-Etsu Chemical Co. Ltd.                                                                 86,800         4,935,476
Showa Denko K.K                                                                             41,000           180,001
Sumitomo Chemical Co. Ltd.                                                                  41,000           315,963
Ube Industries Ltd.                                                                        192,000           527,036
Zeon Corp.                                                                                  41,900           602,934
--------------------------------------------------------------------------------------------------------------------
                                                                                                          14,446,479
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.06%
Benesse Corp.                                                                                7,400           266,212
Nichii Gakkan Co. (1)                                                                       10,800           286,331
Secom Co. Ltd.                                                                               1,300            67,269
--------------------------------------------------------------------------------------------------------------------
                                                                                                             619,812
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.01%
NEC Fielding Ltd.                                                                            5,800           105,562

COMPUTERS & PERIPHERALS - 0.30%
Elpida Memory, Inc. (1)*                                                                    13,200           546,882
Fujitsu Ltd.                                                                               145,000         1,278,121
NEC Electronics Corp.                                                                       51,000           330,421
Toshiba Corp.                                                                              127,000           813,068
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,968,492
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.14%
COMSYS Holdings Corp.                                                                       10,000           149,610
JGC Corp.                                                                                   17,000           360,854
Kurita Water Industries Ltd.                                                                20,700           484,391
Nishimatsu Construction Co. Ltd. (1)                                                        34,000           162,312
Obayashi Corp.                                                                              26,000           209,011
Taisei Corp.                                                                                10,000            50,978
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,417,156
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.03%
Taiheiyo Cement Corp.                                                                       79,000           319,893

DIVERSIFIED FINANCIALS - 2.32%
ACOM Co. Ltd.                                                                                7,300           418,192
Aeon Credit Service Co. Ltd.                                                                49,700         4,448,659
Aiful Corp.                                                                                  8,500           573,889
Daiwa Securities Group, Inc.                                                               108,000         1,267,772
Hitachi Capital Corp.                                                                        2,100            40,101
Hokuhoku Financial Group, Inc.                                                              94,000           444,738
Mitsui Trust Holdings, Inc.                                                                  1,000            14,773
Mizuho Financial Group, Inc.                                                                   283         2,316,014

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
JAPAN - (CONTINUED)
Diversified Financials (concluded)
Nomura Holdings Co. Ltd.                                                                   358,600   $     7,000,503
Orix Corp.                                                                                  24,050         6,222,390
Promise Co. Ltd.                                                                               300            17,391
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,764,422
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.15%
Nippon Telegraph & Telephone Corp. (NTT)                                                       322         1,493,270

ELECTRIC UTILITIES - 0.31%
Chubu Electric Power Co., Inc.                                                              32,500           793,764
Kyushu Electric Power Co., Inc.                                                             18,900           430,186
Tohoku Electric Power Co., Inc.                                                              3,700            79,643
Tokyo Electric Power Co., Inc.                                                              69,400         1,745,280
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,048,873
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.83%
Fanuc Ltd.                                                                                  15,100         1,329,721
Fujikura Ltd.                                                                               24,200           239,308
Mitsubishi Electric Corp.                                                                  147,000         1,196,752
Nitto Denko Corp.                                                                            9,900           838,046
Sumitomo Electric Industries Ltd.                                                          274,900         4,558,037
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,161,864
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.73%
Alps Electric Co. Ltd.                                                                      34,300           484,215
Casio Computer Co. Ltd.                                                                      5,200            91,318
Citizen Watch Co. Ltd.                                                                      32,600           289,580
Hirose Electric Co. Ltd.                                                                     1,000           151,826
Hitachi Chemical Co. Ltd.                                                                    2,900            89,740
Hitachi Ltd.                                                                               471,000         3,320,549
Hoya Corp.                                                                                  11,300           452,751
Keyence Corp.                                                                                  800           219,940
Kyocera Corp.                                                                               12,000         1,069,008
Nidec Corp.                                                                                  1,800           164,955
Nippon Electric Glass Co., Ltd.                                                              4,000           105,366
Omron Corp.                                                                                  1,800            42,428
Rohm Co. Ltd.                                                                                1,000           108,094
TDK Corp.                                                                                    7,300           528,341
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,118,111
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.09%
FamilyMart Co. Ltd.                                                                          1,900            63,655
Seven & I Holdings Co. Ltd.*                                                                13,700           579,276
York-Benimaru Co. Ltd.                                                                       5,500           197,391
--------------------------------------------------------------------------------------------------------------------
                                                                                                             840,322
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.08%
Ajinomoto Co., Inc.                                                                         17,000           176,514
Katokichi Co., Ltd.                                                                          7,500   $        51,788
Yakult Honsha Co. Ltd. (1)                                                                  26,100           570,705
--------------------------------------------------------------------------------------------------------------------
                                                                                                             799,007
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.07%
Tokyo Gas Co. Ltd.                                                                         138,000           641,149

HEALTH CARE EQUIPMENT & SUPPLIES - 0.03%
Olympus Corp.                                                                                6,000           158,561
Terumo Corp.                                                                                 3,300            94,242
--------------------------------------------------------------------------------------------------------------------
                                                                                                             252,803
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 0.05%
MEDICEO Holdings Co., Ltd.                                                                   5,200            87,328
Suzuken Co. Ltd.                                                                            12,100           405,379
--------------------------------------------------------------------------------------------------------------------
                                                                                                             492,707
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 1.26%
Daito Trust Construction Co., Ltd.                                                          81,300         3,811,858
Daiwa House Industry Co. Ltd.                                                               16,000           268,701
Funai Electric Co., Ltd.                                                                     1,600           168,859
Matsushita Electric Industrial Co. Ltd.                                                    166,000         3,608,542
Matsushita Electric Works, Ltd.                                                             10,000           112,186
Nintendo Co. Ltd.                                                                           10,000         1,371,638
Sekisui House Ltd. (1)                                                                      44,000           685,666
Sharp Corp.                                                                                 57,000         1,042,283
Sony Corp.                                                                                  19,800           962,107
Sumitomo Forestry Co. Ltd.                                                                  27,000           292,315
--------------------------------------------------------------------------------------------------------------------
                                                                                                          12,324,155
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 0.10%
Kao Corp.                                                                                   32,000           922,041
Uni-Charm Corp.                                                                                600            28,336
--------------------------------------------------------------------------------------------------------------------
                                                                                                             950,377
--------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.04%
Millea Holdings, Inc.                                                                          230         4,411,577
Mitsui Sumitomo Insurance Co. Ltd.                                                         413,000         5,069,861
NIPPONKOA Insurance Co. Ltd.                                                                53,000           448,651
Sompo Japan Insurance, Inc.                                                                 21,000           298,606
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,228,695
--------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.01%
Rakuten, Inc.                                                                                   93            79,281

INTERNET SOFTWARE & SERVICES - 0.06%
Softbank Corp. (1)                                                                          16,200           545,501

IT CONSULTING & SERVICES - 0.09%
CSK Corp.                                                                                   16,400           746,566
Itochu Techno-Science Corp.                                                                  3,900           167,231
--------------------------------------------------------------------------------------------------------------------
                                                                                                             913,797
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
JAPAN - (CONTINUED)
LEISURE EQUIPMENT & PRODUCTS - 0.10%
Konica Minolta Holdings, Inc.                                                               73,500   $       823,942
NAMCO BANDAI Holdings, Inc.                                                                  8,600           129,178
Sega Sammy Holdings, Inc.                                                                      600            21,533
--------------------------------------------------------------------------------------------------------------------
                                                                                                             974,653
--------------------------------------------------------------------------------------------------------------------
MACHINERY - 0.86%
Amada Co., Ltd.                                                                             25,000           226,546
Daikin Industries Ltd.                                                                      16,300           534,973
Komatsu Ltd.                                                                                19,000           350,667
Kubota Corp.                                                                               111,000         1,057,909
Minebea Co. Ltd.                                                                            58,000           347,590
Mitsubishi Heavy Industries Ltd.                                                            32,000           144,853
SMC Corp.                                                                                    1,800           275,743
THK Co. Ltd.                                                                               174,900         5,531,554
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,469,835
--------------------------------------------------------------------------------------------------------------------
MARINE - 0.14%
Mitsubishi Logistics Corp.                                                                  27,000           461,489
Mitsui OSK Lines Ltd.                                                                       98,000           888,061
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,349,550
--------------------------------------------------------------------------------------------------------------------
MEDIA - 0.01%
Nippon Television Network Corp. (1)                                                            700            97,686

METALS & MINING - 0.41%
Dowa Mining Co. Ltd.                                                                         6,000            70,330
Hitachi Metals Ltd.                                                                         19,000           222,548
JFE Holdings, Inc.                                                                          27,600           990,546
Kobe Steel Ltd.                                                                            126,000           431,797
Mitsubishi Materials Corp. (1)                                                              76,000           393,265
Mitsui Mining & Smelting Co. Ltd.                                                           50,000           395,550
Nippon Steel Corp.                                                                         321,000         1,187,622
Nisshin Steel Co. Ltd.                                                                      52,000           176,872
Sumitomo Metal Industries Ltd.                                                              42,000           170,428
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,038,958
--------------------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.75%
Aeon Co. Ltd.                                                                              195,000         5,136,610
Daimaru, Inc.                                                                               19,000           295,435
Hankyu Department Stores (1)                                                                58,000           561,681
Isetan Co. Ltd.                                                                             11,700           255,833
Marui Co. Ltd.                                                                              27,200           499,689
Ryohin Keikaku Co. Ltd.                                                                      1,800           141,324
Takashimaya Co. Ltd. (1)                                                                    25,000           391,287
UNY Co. Ltd.                                                                                 4,000            62,640
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,344,499
--------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS - 1.10%
Canon, Inc.                                                                                171,900   $    10,375,107
Ricoh Co. Ltd.                                                                              22,000           377,904
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,753,011
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 0.14%
Nippon Mining Holdings, Inc.                                                                73,000           599,284
Nippon Oil Corp.                                                                            92,000           730,165
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,329,449
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 0.01%
OJI Paper Co. Ltd.                                                                          21,000           122,629

PERSONAL PRODUCTS - 0.06%
Shiseido Co. Ltd.                                                                           30,000           575,423

PHARMACEUTICALS - 2.31%
Astellas Pharmaceutical Co. Ltd.                                                            18,400           760,752
Chugai Pharmaceutical Co. Ltd.                                                              40,200           815,617
Daiichi Sankyo Co. Ltd.                                                                     58,900         1,220,127
Eisai Co. Ltd.                                                                             100,700         4,300,814
Kyowa Hakko Kogyo Co. Ltd.                                                                  38,000           302,886
Mitsubishi Chemical Holdings Corp.                                                          88,000           562,636
Takeda Pharmaceutical Co.                                                                  260,000        14,717,190
--------------------------------------------------------------------------------------------------------------------
                                                                                                          22,680,022
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.22%
Mitsubishi Estate Co. Ltd.                                                                  67,000         1,556,413
Mitsui Fudosan Co. Ltd.                                                                     17,000           357,956
NTT Urban Development Corp.                                                                     23           179,600
Sumitomo Realty & Development Co. Ltd.                                                       4,000            90,704
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,184,673
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL - 1.05%
Central Japan Railway Co.                                                                      129         1,319,637
East Japan Railway Co.                                                                         213         1,479,860
Tokyu Corp.                                                                                631,000         4,410,895
West Japan Railway Co.                                                                         748         3,079,869
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,290,261
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.07%
Advantest. Corp.                                                                             3,400           417,373
Tokyo Electron Ltd.                                                                          4,200           321,879
--------------------------------------------------------------------------------------------------------------------
                                                                                                             739,252
--------------------------------------------------------------------------------------------------------------------
SOFTWARE - 0.03%
Capcom Co. Ltd. (1)                                                                         12,800           141,744
Fuji Soft ABC, Inc.                                                                          4,500           150,377
--------------------------------------------------------------------------------------------------------------------
                                                                                                             292,121
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
JAPAN - (CONCLUDED)
SPECIALTY RETAIL - 0.07%
Autobacs Seven Co. Ltd.                                                                      3,500   $       179,020
Nitori Co., Ltd.                                                                             2,350           249,414
Shimamura Co. Ltd.                                                                           1,900           241,013
--------------------------------------------------------------------------------------------------------------------
                                                                                                             669,447
--------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL - 0.24%
Onward Kashiyama Co. Ltd.                                                                  127,000         2,376,412

TOBACCO - 0.08%
Japan Tobacco, Inc.                                                                             49           760,240

TRADING COMPANIES & DISTRIBUTORS - 0.32%
Itochu Corp.                                                                               127,000         1,078,317
Marubeni Corp.                                                                              71,000           378,893
Mitsubishi Corp.                                                                            14,100           329,347
Mitsui & Co. Ltd.                                                                           24,700           355,218
Sumitomo Corp.                                                                              73,000           998,806
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,140,581
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.81%
KDDI Corp.                                                                                   1,193         6,305,443
NTT DoCoMo, Inc.                                                                             1,023         1,656,963
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,962,406
--------------------------------------------------------------------------------------------------------------------
Total Japan Common Stocks                                                                                223,338,370
--------------------------------------------------------------------------------------------------------------------
LUXEMBOURG - 0.09%
MARINE - 0.09%
Stolt-Nielsen SA                                                                            25,400           855,245

NETHERLANDS - 3.72%
AEROSPACE & DEFENSE - 0.01%
European Aeronautic Defense and Space Co.*                                                   1,818            71,245

BANKS - 0.28%
ABN AMRO Holdings N.V                                                                      100,693         2,795,859

CHEMICALS - 0.21%
Akzo Nobel N.V.*                                                                            23,492         1,137,284
DSM NV                                                                                      21,080           943,157
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,080,441
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.07%
Buhrmann N.V.*                                                                              44,348           693,018

CONSTRUCTION & ENGINEERING - 0.04%
Koninklijke BAM Groep N.V                                                                    4,211           377,634

DIVERSIFIED FINANCIALS - 1.24%
ING Groep N.V                                                                              339,851        12,128,922

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.06%
Koninklijke (Royal) KPN N.V                                                                 63,304           611,544

FOOD PRODUCTS - 0.16%
Koninklijke Wessanen N.V                                                                    42,913   $       673,201
Unilever N.V                                                                                12,572           882,239
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,555,440
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.82%
Koninklijke (Royal) Philips Electronics N.V.*                                              237,443         8,015,329

INSURANCE - 0.08%
Aegon N.V                                                                                   46,906           758,071

MEDIA - 0.59%
Reed Elsevier N.V.*                                                                        413,310         5,810,841

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.02%
STMicroelectronics N.V.*                                                                    10,608           195,933

TRADING COMPANIES & DISTRIBUTORS - 0.14%
Hagemeyer N.V. (1)*                                                                        388,117         1,381,847
--------------------------------------------------------------------------------------------------------------------
Total Netherlands Common Stocks                                                                           36,476,124
--------------------------------------------------------------------------------------------------------------------
NEW ZEALAND - 0.51%
CONSTRUCTION MATERIALS - 0.01%
Fletcher Building Ltd.                                                                      27,628           142,829

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.50%
Telecom Corp. of New Zealand Ltd.                                                        1,249,032         4,853,580
--------------------------------------------------------------------------------------------------------------------
Total New Zealand Common Stocks                                                                            4,996,409
--------------------------------------------------------------------------------------------------------------------
NORWAY - 0.62%
BEVERAGES - 0.09%
Orkla ASA                                                                                   21,657           862,686

ENERGY EQUIPMENT & SERVICES - 0.33%
Petroleum Geo-Services ASA*                                                                 91,977         3,304,348

OIL & GAS - 0.15%
Statoil ASA                                                                                 52,875         1,454,488

TRANSPORTATION SERVICES - 0.05%
Bergesen Worldwide Gas ASA*                                                                 36,238           509,312
--------------------------------------------------------------------------------------------------------------------
Total Norway Common Stocks                                                                                 6,130,834
--------------------------------------------------------------------------------------------------------------------
PORTUGAL - 0.21%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.11%
Portugal Telecom SGPS SA                                                                   103,341         1,037,247

ELECTRIC UTILITIES - 0.10%
Electricidade de Portugal SA                                                               299,407           985,964
--------------------------------------------------------------------------------------------------------------------
Total Portugal Common Stocks                                                                               2,023,211
--------------------------------------------------------------------------------------------------------------------
SINGAPORE - 1.40%
AEROSPACE & DEFENSE - 0.01%
Singapore Technologies Engineering Ltd.                                                     72,000           132,717

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
SINGAPORE - (CONCLUDED)
AIRLINES - 0.02%
Singapore Airlines Ltd.                                                                     22,000   $       192,590

BANKS - 0.66%
DBS Group Holdings Ltd.                                                                     45,000           454,966
Oversea-Chinese Banking Corp.                                                            1,337,800         5,608,187
United Overseas Bank Ltd.                                                                   40,000           357,561
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,420,714
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.01%
Fraser and Neave Ltd.                                                                       12,000           139,079

CONSTRUCTION & ENGINEERING - 0.01%
SembCorp Industries Ltd.                                                                    53,580            97,772

DIVERSIFIED FINANCIALS - 0.01%
Keppel Corp. Ltd.                                                                           13,000           104,987

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.32%
Singapore Telecommunications Ltd. (1)                                                    2,030,860         3,180,066

ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.02%
Venture Corp. Ltd.                                                                          22,000           181,740

HOTELS, RESTAURANTS & LEISURE - 0.00%
United Overseas Land Ltd.                                                                      100               171

MEDIA - 0.02%
Singapore Press Holdings Ltd.                                                               72,750           192,852

OIL & GAS - 0.27%
Singapore Petroleum Co. Ltd. (1)                                                           769,000         2,631,126

REAL ESTATE - 0.05%
CapitaLand Ltd.                                                                             85,000           207,509
City Developments Ltd.                                                                      27,000           142,316
Keppel Land Ltd.                                                                            58,000           135,873
--------------------------------------------------------------------------------------------------------------------
                                                                                                             485,698
--------------------------------------------------------------------------------------------------------------------
Total Singapore Common Stocks                                                                             13,759,512
--------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA - 0.30%
OIL & GAS - 0.30%
Sasol Ltd.                                                                                  72,436         2,976,576

SOUTH KOREA - 0.65%
BANKS - 0.35%
Kookmin Bank, ADR                                                                           42,628         3,399,157

METALS & MINING - 0.30%
POSCO ADR                                                                                   51,600         2,961,324
--------------------------------------------------------------------------------------------------------------------
Total South Korea Common Stocks                                                                            6,360,481
--------------------------------------------------------------------------------------------------------------------
SPAIN - 4.32%
BANKS - 1.64%
Banco Bilbao Vizcaya Argentaria SA (1)                                                     379,007   $     7,654,344
Banco Santander Central Hispano SA (1)                                                     583,992         8,402,109
--------------------------------------------------------------------------------------------------------------------
                                                                                                          16,056,453
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.35%
Telefonica SA                                                                              866,737        13,228,381

ELECTRIC UTILITIES - 0.94%
Iberdrola SA                                                                               323,932         9,222,653

GAS UTILITIES - 0.02%
Gas Natural SDG, SA (1)                                                                      6,537           188,895

IT CONSULTING & SERVICES - 0.01%
Indra Sistemas SA                                                                            6,525           126,148

METALS & MINING - 0.00%
Acerinox SA                                                                                  2,217            35,614

OIL & GAS - 0.20%
Repsol YPF SA                                                                               74,377         2,016,359

SPECIALTY RETAIL - 0.14%
Inditex SA                                                                                  39,167         1,345,476

TOBACCO - 0.02%
Altadis, SA                                                                                  4,811           199,995
--------------------------------------------------------------------------------------------------------------------
Total Spain Common Stocks                                                                                 42,419,974
--------------------------------------------------------------------------------------------------------------------
SWEDEN - 2.64%
BANKS - 0.18%
ForeningsSparbanken AB (Swedbank)*                                                          36,049         1,027,720
Svenska Handelsbanken, Series A                                                             32,162           791,969
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,819,689
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.75%
Telefonaktiebolaget LM Ericsson (1)                                                      2,044,966         7,378,369

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.61%
TeliaSonera AB                                                                           1,047,433         5,958,455

MACHINERY - 0.13%
Atlas Copco AB, A Shares                                                                    52,637         1,237,237

MEDIA - 0.06%
Eniro AB                                                                                    45,866           597,929

METALS & MINING - 0.70%
AB SKF, B Shares                                                                           487,168         6,832,066

PAPER & FOREST PRODUCTS - 0.15%
Svenska Cellulosa AB                                                                        35,570         1,482,454

SPECIALTY RETAIL - 0.06%
Hennes & Mauritz AB                                                                         16,777           617,476
--------------------------------------------------------------------------------------------------------------------
Total Sweden Common Stocks                                                                                25,923,675
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
SWITZERLAND - 4.24%
BANKS - 1.31%
Credit Suisse Group (1)*                                                                   220,278   $    12,862,257

CHEMICALS - 0.03%
Ciba Specialty Chemicals AG                                                                  3,438           218,363
Clariant AG*                                                                                 7,025           106,052
--------------------------------------------------------------------------------------------------------------------
                                                                                                             324,415
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.19%
Holcim Ltd.                                                                                 24,438         1,849,409

ELECTRICAL EQUIPMENT - 0.46%
ABB Ltd.*                                                                                  418,329         4,548,299

FOOD PRODUCTS - 0.52%
Nestle SA                                                                                   17,339         5,085,944

HOTELS, RESTAURANTS & LEISURE - 0.02%
Kuoni Reisen Holding AG*                                                                       367           171,666

INSURANCE - 0.37%
Swiss Re*                                                                                   49,072         3,648,397

INSURANCE-MULTILINE - 0.25%
Zurich Financial Services AG*                                                               11,230         2,459,541

MACHINERY - 0.01%
Georg Fischer AG*                                                                              282           105,823

MEDICAL PRODUCTS - 0.04%
Synthes, Inc.                                                                                3,205           383,813

PHARMACEUTICALS - 0.80%
Novartis AG (1)                                                                             68,227         3,746,361
Roche Holdings AG                                                                              800           138,918
Roche Holding Genussehein AG                                                                24,980         3,946,936
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,832,215
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL - 0.24%
Compagnie Financiere Richemont AG                                                           50,772         2,309,352
--------------------------------------------------------------------------------------------------------------------
Total Switzerland Common Stocks                                                                           41,581,131
--------------------------------------------------------------------------------------------------------------------
TAIWAN - 0.74%
COMPUTERS & PERIPHERALS - 0.53%
High Tech Computer Corp.                                                                   245,000         5,201,682

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.21%
Chunghwa Telecom Co. Ltd., ADR                                                             110,000         2,048,200
--------------------------------------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                                                 7,249,882
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - 22.70%
AEROSPACE & DEFENSE - 0.05%
BAE Systems PLC                                                                             60,647           449,905

AUTO COMPONENTS - 0.28%
GKN PLC                                                                                    525,871   $     2,778,505

BANKS - 4.39%
Barclays PLC                                                                               338,054         3,614,399
HBOS PLC                                                                                   606,333        10,662,609
HSBC Holdings PLC                                                                          443,014         7,361,053
Lloyds TSB Group PLC                                                                       876,419         7,943,860
Royal Bank of Scotland Group PLC                                                           437,051        13,528,728
--------------------------------------------------------------------------------------------------------------------
                                                                                                          43,110,649
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.13%
Diageo PLC                                                                                  74,834         1,113,629
SABMiller PLC                                                                                8,239           167,678
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,281,307
--------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS - 0.02%
Pilkington PLC                                                                              86,101           238,951

CHEMICALS - 0.53%
BOC Group PLC                                                                              170,927         4,506,449
Imperial Chemical Industries PLC                                                           101,090           655,963
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,162,412
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 0.48%
Brambles Industries PLC                                                                    601,568         4,352,992
Hays PLC                                                                                   151,288           353,248
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,706,240
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 0.02%
AMEC PLC                                                                                    28,652           192,164

DIVERSIFIED FINANCIALS - 0.11%
3i Group PLC                                                                                14,785           241,194
Man Group PLC                                                                               23,932           870,233
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,111,427
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.07%
BT Group PLC                                                                               190,026           694,705

ELECTRIC UTILITIES - 0.24%
International Power PLC                                                                    273,082         1,317,766
Scottish & Southern Energy PLC                                                              52,250           993,664
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,311,430
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.08%
Cookson Group PLC*                                                                          28,819           239,939
Premier Farnell PLC                                                                        152,063           562,005
--------------------------------------------------------------------------------------------------------------------
                                                                                                             801,944
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.94%
Boots Group PLC (1)                                                                        426,235         4,822,606
Premier Foods PLC                                                                           84,626           465,951

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONTINUED)
FOOD & DRUG RETAILING (CONCLUDED)
RHM PLC*                                                                                   132,948   $       644,501
Tesco PLC                                                                                  582,802         3,297,037
--------------------------------------------------------------------------------------------------------------------
                                                                                                           9,230,095
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.88%
Cadbury Schweppes PLC                                                                       31,083           305,237
Tate & Lyle PLC                                                                             32,480           332,824
Unilever PLC                                                                               761,722         8,008,655
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,646,716
--------------------------------------------------------------------------------------------------------------------
GAMING - 0.01%
PartyGaming PLC*                                                                            41,144            93,873

GAS UTILITIES - 0.02%
Centrica PLC                                                                                29,958           142,165

HOTELS, RESTAURANTS & LEISURE - 0.71%
Compass Group PLC                                                                          170,797           673,782
Enterprise Inns PLC                                                                         34,209           562,326
Intercontinental Hotels Group PLC                                                          328,558         5,061,806
Punch Taverns PLC                                                                           36,340           559,859
Rank Group PLC                                                                              18,439            88,322
--------------------------------------------------------------------------------------------------------------------
                                                                                                           6,946,095
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.03%
Taylor Woodrow PLC                                                                          44,343           307,656

HOUSEHOLD PRODUCTS - 0.12%
Reckitt Benckiser PLC                                                                       36,058         1,184,156

INDUSTRIAL CONGLOMERATES - 0.17%
Smiths Group PLC                                                                            25,067           442,374
Tomkins PLC                                                                                228,794         1,248,547
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,690,921
--------------------------------------------------------------------------------------------------------------------
INSURANCE - 1.70%
Aviva PLC                                                                                  378,499         4,851,481
Legal & General Group PLC                                                                   11,902            26,520
Old Mutual PLC                                                                           1,477,742         5,060,634
Prudential PLC                                                                             645,947         6,550,091
Resolution PLC                                                                              12,066           137,915
--------------------------------------------------------------------------------------------------------------------
                                                                                                          16,626,641
--------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.03%
Gus PLC                                                                                     17,446           320,606

IT CONSULTING & SERVICES - 0.03%
LogicaCMG PLC                                                                               85,253           275,272

MEDIA - 0.30%
British Sky Broadcasting Group PLC                                                          92,868           802,931
Emap PLC                                                                                    36,124           543,999
ITV PLC                                                                                    381,851           735,356
Johnston Press PLC                                                                          39,568   $       334,007
Trinity Mirror PLC                                                                          50,546           550,318
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,966,611
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 1.44%
Anglo American PLC                                                                          70,084         2,693,074
BHP Billiton PLC                                                                           326,476         6,031,612
Corus Group PLC                                                                            134,292           166,636
Johnson Matthey PLC                                                                          8,421           218,272
Rio Tinto PLC                                                                               93,131         4,750,043
Vedanta Resources PLC                                                                       16,137           278,178
--------------------------------------------------------------------------------------------------------------------
                                                                                                          14,137,815
--------------------------------------------------------------------------------------------------------------------
MULTI-LINE RETAIL - 0.08%
Next PLC                                                                                    26,620           820,696

MULTI-UTILITIES - 0.28%
National Grid PLC                                                                          263,603         2,698,804

OIL & GAS - 5.43%
BG Group PLC                                                                               696,233         7,865,094
BP PLC                                                                                   2,327,327        27,988,505
Royal Dutch Shell PLC, A Shares (1)++                                                      147,756         5,028,468
Royal Dutch Shell PLC, A Shares+++                                                         252,923         8,611,646
Royal Dutch Shell PLC, B Shares                                                            105,968         3,800,501
--------------------------------------------------------------------------------------------------------------------
                                                                                                          53,294,214
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.72%
Astra Zeneca PLC                                                                            70,831         3,429,944
GlaxoSmithKline PLC                                                                        909,762        23,273,531
--------------------------------------------------------------------------------------------------------------------
                                                                                                          26,703,475
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.04%
Berkeley Group Holdings PLC*                                                                 1,913            37,708
Slough Estates PLC                                                                          29,611           311,590
--------------------------------------------------------------------------------------------------------------------
                                                                                                             349,298
--------------------------------------------------------------------------------------------------------------------
SOFTWARE - 0.03%
Sage Group PLC                                                                              65,336           309,469

SPECIALTY RETAIL - 0.05%
Travis Perkins PLC                                                                          20,062           527,145

TOBACCO - 0.21%
British America Tobacco PLC                                                                 75,874         1,710,193
Imperial Tobacco Group PLC                                                                  10,971           326,331
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,036,524
--------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.42%
Wolseley PLC                                                                               172,871         4,164,054

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM - (CONCLUED)
WATER UTILITIES - 0.08%
Northumbrian Water Group PLC                                                               106,078   $       457,628
Pennon Group PLC                                                                            14,163           302,352
--------------------------------------------------------------------------------------------------------------------
                                                                                                             759,980
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.58%
Vodafone Group PLC                                                                       2,689,219         5,645,258
--------------------------------------------------------------------------------------------------------------------
Total United Kingdom Common Stocks                                                                       222,717,178
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $753,697,428)                                                                963,437,630
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 0.20%
GERMANY - 0.20%
AUTOMOBILES - 0.06%
Volkswagen AG                                                                               13,606           586,272
HOUSEHOLD PRODUCTS - 0.06%
Henkel KGaA*                                                                                 5,393           603,952
MEDIA - 0.08%
ProSieben SAT.1 Media AG                                                                    35,160           803,224
--------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $1,638,703)                                                                 1,993,448
--------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.04%
AUSTRALIA - 0.04%
REAL ESTATE - 0.04%
Macquarie Infrastructure Group (cost - $364,160)                                           137,694   $       368,555

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
WARRANTS - 0.00%
SINGAPORE - 0.00%
Real Estate - 0.00%
City Developments Ltd., strike price $2.50, expires 05/10/06* (cost - $0)                    2,300             8,578

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.00%
ITALY - 0.00%
DIVERSIFIED FINANCIALS - 0.00%
3 Italia SpA Assured Ent, expires 01/17/06* (cost - $0)                                        469                 0

 PRINCIPAL
  AMOUNT                                                                   MATURITY      INTEREST
   (000)                                                                     DATES         RATES
--------------------------------------------------------------------------------------------------------------------
SHORT-TERM U.S. GOVERNMENT OBLIGATION@ - 0.05%
$       480    U.S. Treasury Bills~ (cost - $475,183)                      04/27/06          3.375%          475,183
REPURCHASE AGREEMENT - 1.46%
     14,374    Repurchase Agreement dated 01/31/06 with State Street
                 Bank & Trust Co., collateralized by $11,649,625 U.S.
                 Treasury Bills, zero coupon due 04/13/06 to 05/25/06
                 and $3,131,535 U.S. Treasury Notes, 2.500% due
                 05/31/06 (value - $14,661,813); proceeds: $14,375,597
                 (cost - $14,374,000)                                      02/01/06          4.000        14,374,000

 NUMBER OF
  SHARES
   (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 14.07%
MONEY MARKET FUNDS+ - 6.81%
     10,951    AIM Liquid Assets Portfolio                                                   4.350        10,950,773
         14    AIM Prime Portfolio                                                           4.346            13,529
          6    Barclays Prime Money Market Fund                                              4.303             6,265
#         0    BlackRock Provident Institutional TempFund                                    4.318               361
          1    Scudder Money Market Series                                                   4.247               854
     55,856    UBS Private Money Market Fund LLC**                                           4.347        55,856,386
--------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $66,828,168)                                                             66,828,168
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                   MATURITY      INTEREST
   (000)                                                                     DATES         RATES          VALUE
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 7.26%
$    41,366    Repurchase Agreement dated 01/31/06 with Deutsche Bank
                 Securities, Inc., collateralized by $42,266,000
                 Federal Home Loan Mortgage Corp. obligations, 4.625%
                 due 02/21/08, (value - $42,194,071); proceeds:
                 $41,370,925                                               02/01/06          4.440%  $    41,365,823

     29,865    Repurchase Agreement dated 01/31/06 with Merrill Lynch
                 & Co., collateralized by $30,470,000 Federal Farm
                 Credit Bank obligations, 4.330% due 02/01/07; (value
                 - $30,466,952); proceeds: $29,868,552                     02/01/06          4.430%  $    29,864,877
--------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $71,230,700)                                                          71,230,700
--------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
(cost - $138,058,868)                                                                                    138,058,868
--------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $908,608,342) - 114.02%                                                      1,118,716,262
Liabilities in excess of other assets - (14.02)%                                                        (137,604,560)
--------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                 $   981,111,702
--------------------------------------------------------------------------------------------------------------------

*      Non-income producing security.
(1)    Security, or portion thereof, was on loan at January 31, 2006.
(2)    Security is traded on the Milan Exchange.
(3)    Security is traded on the Xetra (Exchange Electronic Trading) Exchange.
+      Interest rates shown reflect yield at January 31, 2006.
++     Security is traded on the London Exchange.
+++    Security is traded on the Netherlands Exchange.
~      Entire amount pledged as collateral for futures transactions.
~~     Non-convertible savings shares.
@      Interest rate shown is discount rate at date of purchase.
#      Amount represents less than 500 shares.
ADR    American Depositary Receipt.
STRIP  Separate Trading of Registered Interest and Principal of Securities.
VVPR   Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon).
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                             INCOME
                                                              PURCHASES        SALES                      EARNED FROM
                                                             DURING THE      DURING THE                  AFFILIATE FOR
                                                             SIX MONTHS      SIX MONTHS                  THE SIX MONTHS
                                                VALUE AT        ENDED          ENDED         VALUE AT         ENDED
SECURITY DESCRIPTION                            07/31/05      01/31/06        01/31/06       01/31/06       01/31/06
-----------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC            $  64,652,176  $ 578,864,110  $ 587,659,900  $  55,856,386  $       33,564

FUTURES CONTRACTS

                                                                                  UNREALIZED
NUMBER OF                                                  IN       EXPIRATION   APPRECIATION
CONTRACTS  CURRENCY       CONTRACTS TO RECEIVE        EXCHANGE FOR     DATES    (DEPRECIATION)
----------------------------------------------------------------------------------------------
   13        AUD     SPI 200 Index Futures            $  1,129,723  March 2006  $       80,824
   24        EUR     Dow Jones Euro STOXX 50 Futures     1,077,035  March 2006           2,720
    7        GBP     FTSE 100 Index Futures                717,782  March 2006          (3,331)
----------------------------------------------------------------------------------------------
                                                                                $       80,213
----------------------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                      CONTRACT TO          IN           MATURITY     APPRECIATION
                                                        DELIVER       EXCHANGE FOR        DATES     (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Euro Dollar                                             4,460,236   USD    5,418,942    04/07/06    $      (22,054)
Norwegian Krone                                        17,535,155   USD    2,631,207    04/07/06           (15,509)
Pound Sterling                                          1,040,528   USD    1,839,226    04/07/06           (12,285)
Pound Sterling                                          8,257,500   USD   14,761,355    04/28/06            65,560
United States Dollar                                    2,463,657   CHF    3,123,178    04/07/06            (4,247)
United States Dollar                                    3,173,356   EUR    2,603,694    04/07/06             2,863
United States Dollar                                    1,825,731   GBP    1,040,528    04/07/06            25,781
------------------------------------------------------------------------------------------------------------------
                                                                                                    $       40,109
------------------------------------------------------------------------------------------------------------------

CURRENCY TYPE ABBREVIATIONS:

AUD    Australian Dollar
EUR    Euro Dollar
GBP    Great Britain Pounds
CHF    Swiss Franc
USD    U.S. Dollars

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
PORTFOLIO OF INVESTMENTS - JANUARY 31, 2006 (UNAUDITED)

COMMON STOCKS - 87.17%

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
BRAZIL - 6.27%
BANKS - 0.74%

Unibanco - Uniao de Bancos Brasileiros SA, GDR                                              28,100   $     2,366,582
BEVERAGES - 0.05%
Cia Brasileira Bebida                                                                      502,200           175,157

ELECTRIC UTILITIES - 0.25%
AES Tiete SA                                                                            32,600,000           816,916

INSURANCE - 0.38%
Porto Seguro SA                                                                             90,700         1,230,109

METALS & MINING - 1.33%
Companhia Siderurgica Nacional SA                                                           70,600         2,074,274
Companhia Vale do Rio Doce (CVRD), ADR (1)                                                  49,200         2,183,496
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,257,770
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 0.97%
Petroleo Brasileiro SA- Petrobras (1)                                                       32,822         3,101,679

PAPER & FOREST PRODUCTS - 0.84%
Votorantim Celulose e Papel SA, ADR (1)                                                    215,350         2,685,414

RETAIL - 0.91%
Lojas Renner SA                                                                             68,800         2,923,689

TRANSPORTATION INFRASTRUCTURE - 0.80%
Companhia de Concessoes Rodoviarias (CCR)                                                   63,000         2,563,291
--------------------------------------------------------------------------------------------------------------------
Total Brazil Common Stocks                                                                                20,120,607
--------------------------------------------------------------------------------------------------------------------
CHILE - 1.19%
BANKS - 0.73%
Banco Santander Chile SA, ADR (1)                                                           47,300         2,357,905

DIVERSIFIED FINANCIALS - 0.23%
Administradora de Fondos de Pensiones Provida SA                                           403,178           739,003

WATER UTILITIES - 0.23%
Inversiones Aguas Metropolitanas SA, ADR (2)*                                               36,000           724,716
--------------------------------------------------------------------------------------------------------------------
Total Chile Common Stocks                                                                                  3,821,624
--------------------------------------------------------------------------------------------------------------------
CHINA - 4.59%
BANKS - 0.50%
China Construction Bank*                                                                 4,098,000         1,611,150

BUILDING PRODUCTS - 0.21%
Asia Aluminum Holdings Ltd.                                                              7,046,000           681,190

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.82%
China Telecom Corp. Ltd.                                                                 6,936,000         2,615,165

MACHINERY (DIVERSIFIED) - 0.58%
Shanghai Electric Group Co. Ltd.*                                                        4,718,000         1,870,110

METALS & MINING - 0.50%
Aluminum Corp. of China Ltd. (1)                                                         1,752,000         1,614,747

ROAD & RAIL - 0.23%
Guangshen Railway Co. Ltd.                                                               1,964,000   $       753,169

TECHNOLOGY, HARDWARE & EQUIPMENT - 0.29%
TPV Technology Ltd.                                                                        814,000           928,607

TEXTILES & APPAREL - 0.65%
Fountain Set (Holdings) Ltd.                                                             1,404,000           660,578
Texwinca Holdings Ltd.                                                                   1,890,000         1,413,039
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,073,617
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE - 0.81%
China Merchants Holdings International Co. Ltd.                                            306,000           796,777
Zhejiang Expressway Co. Ltd.                                                             2,806,000         1,790,429
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,587,206
--------------------------------------------------------------------------------------------------------------------
Total China Common Stocks                                                                                 14,734,961
--------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC - 1.18%
BANKS - 0.46%
Komercni Banka A.S                                                                           9,943         1,474,069

MEDIA - 0.54%
Central European Media Enterprises Ltd., Class A (1)*                                       28,600         1,725,152

TOBACCO - 0.18%
Philip Morris CR A.S                                                                           757           591,980
--------------------------------------------------------------------------------------------------------------------
Total Czech Republic Common Stocks                                                                         3,791,201
--------------------------------------------------------------------------------------------------------------------
EGYPT - 0.45%
WIRELESS TELECOMMUNICATION SERVICES - 0.45%
Egyptian Co. for Mobile Services (MobiNil)                                                  41,245         1,439,177

HONG KONG - 2.00%
AUTOMOBILES - 0.47%
Dongfeng Motor Corp. Ltd.*                                                               4,654,000         1,499,791

DISTRIBUTORS - 0.46%
China Resources Enterprise Ltd.                                                            694,000         1,476,072

OIL & GAS - 0.66%
China Petroleum & Chemical Corp. (Sinopec)                                               3,478,000         2,118,340

WIRELESS TELECOMMUNICATION SERVICES - 0.41%
Foxconn International Holdings Ltd.*                                                       741,000         1,313,364
--------------------------------------------------------------------------------------------------------------------
Total Hong Kong Common Stocks                                                                              6,407,567
--------------------------------------------------------------------------------------------------------------------
HUNGARY - 1.15%
BANKS - 0.34%
OTP Bank Rt                                                                                 20,122           694,086
OTP Bank Rt., ADR (1)(2)                                                                     5,800           400,200
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,094,286
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.45%
Magyar Tavkozlesi Rt. (Matav)                                                              305,584         1,441,802

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
HUNGARY - (CONCLUDED)
OIL & GAS - 0.36%
MOL Magyar Olaj-es Gazipari Rt.                                                             11,102   $     1,154,210
--------------------------------------------------------------------------------------------------------------------
Total Hungary Common Stocks                                                                                3,690,298
--------------------------------------------------------------------------------------------------------------------
INDIA - 2.77%
AUTOMOBILES - 0.53%
Tata Motors Ltd., ADR (1)                                                                  106,200         1,705,572

CHEMICALS - 0.35%
Reliance Industries Ltd.                                                                    68,800         1,112,884

COMPUTER SOFTWARE & SERVICES - 0.41%
Tata Consultancy Services                                                                   34,900         1,321,652

CONSTRUCTION MATERIALS - 0.53%
India Cements Ltd.*                                                                        572,000         1,695,583

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.70%
Bharti Tele-Ventures Ltd.*                                                                 279,150         2,253,128

ENERGY - 0.02%
Reliance Energy Ventures Ltd.*#(3)                                                          68,800            68,605

FINANCIAL SERVICES - 0.01%
Reliance Capital Ventures Ltd.*#(3)                                                         68,800            33,523

OIL & GAS - 0.00%
Reliance Natural Resources Ltd.*#(3)                                                        68,800             7,796

PHARMACEUTICALS - 0.12%
Ranbaxy Laboratories Ltd., GDR                                                              39,280           362,555

TELECOMMUNICATIONS - 0.10%
Reliance Communication Ventures Ltd*#(3)                                                    68,800           319,637
--------------------------------------------------------------------------------------------------------------------
Total India Common Stocks                                                                                  8,880,935
--------------------------------------------------------------------------------------------------------------------
INDONESIA - 0.56%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.56%
PT Telekomunikasi Indonesia, Series B                                                    2,666,500         1,792,844

ISRAEL - 2.12%
BANKS - 1.49%
Bank Hapoalim Ltd.                                                                         622,424         2,858,989
Bank Leumi Le-Israel                                                                       507,500         1,905,587
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,764,576
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.24%
Bezeq Israeli Telecommunication Corp. Ltd.*                                                573,013           766,631
SOFTWARE - 0.39%
Retalix Ltd.*                                                                               48,900         1,261,620
--------------------------------------------------------------------------------------------------------------------
Total Israel Common Stocks                                                                                 6,792,827
--------------------------------------------------------------------------------------------------------------------
KAZAKHSTAN - 0.32%
METALS & MINING - 0.32%
KazakhGold Group Ltd., GDR*                                                                 38,800   $     1,028,200

LEBANON - 0.47%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.47%
Investcom LLC, GDR*                                                                         85,100         1,498,611

MALAYSIA - 5.04%
BANKS - 1.51%
Commerce Asset-Holding Berhad                                                              913,700         1,352,096
Hong Leong Bank Berhad                                                                   1,392,800         1,875,387
Public Bank Berhad                                                                         916,600         1,637,440
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,864,923
--------------------------------------------------------------------------------------------------------------------
CONSUMER SERVICES - 0.65%
Tanjong PLC                                                                                526,100         2,076,065

ELECTRIC UTILITIES - 0.27%
Tenaga Nasional Berhad                                                                     306,000           864,845

MARINE - 0.73%
Malaysia International Shipping Co. Berhad                                                 895,000         2,350,553

TRANSPORTATION INFRASTRUCTURE - 0.64%
PLUS (Projek Lebuhraya Utara Selatan) Expressways Berhad                                 2,549,400         2,052,843

WIRELESS TELECOMMUNICATION SERVICES - 1.24%
Maxis Communications Berhad                                                              1,731,200         3,969,689
--------------------------------------------------------------------------------------------------------------------
Total Malaysia Common Stocks                                                                              16,178,918
--------------------------------------------------------------------------------------------------------------------
MEXICO - 6.82%
BANKS - 0.85%
Grupo Financiero Banorte SA de C.V., Series O                                            1,139,148         2,717,064

BEVERAGES - 0.60%
Grupo Continential SA                                                                      306,700           514,129
Grupo Modelo, SA de C.V., Series C                                                         382,600         1,414,662
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,928,791
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 1.67%
Cemex SA de C.V., ADR (1)                                                                   80,949         5,341,015

HOUSEHOLD PRODUCTS - 0.76%
Kimberly-Clark de Mexico SA de C.V., Series A                                              666,400         2,420,603

INDUSTRIAL CONGLOMERATES - 0.35%
Grupo Carso SA de C.V., Series A1                                                          411,096         1,130,174

MEDIA - 0.74%
Grupo Televisa SA, ADR                                                                      28,500         2,381,175

METALS & MINING - 0.33%
Industrias CH, SA, Series B*                                                               437,000         1,065,343

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
MEXICO - (CONCLUDED)
MULTI-LINE RETAIL - 0.43%
Wal-Mart de Mexico SA de C.V., Series V (1)                                                238,900   $     1,392,506

TRANSPORTATION INFRASTRUCTURE - 0.24%
Grupo Aeroportuario del Sureste SA de C.V., ADR (1)                                         25,000           780,000

WIRELESS TELECOMMUNICATION SERVICES - 0.85%
America Movil SA de C.V., ADR, Series L                                                     80,388         2,711,487
--------------------------------------------------------------------------------------------------------------------
Total Mexico Common Stocks                                                                                21,868,158
--------------------------------------------------------------------------------------------------------------------
MOROCCO - 0.38%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.38%
Maroc Telecom (1)                                                                           97,789         1,205,993

PANAMA - 0.39%
BANKS - 0.39%
Banco Latinoamericano de Exportaciones SA, Class E                                          71,800         1,256,500

PERU - 0.40%
METALS & MINING - 0.40%
Compania de Minas Buenaventura SA, ADR                                                      45,900         1,272,348

PHILIPPINES - 0.09%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.09%
Philippine Long Distance Telephone Co., ADR                                                  8,400           300,636

POLAND - 0.88%
BANKS - 0.54%
Bank Pekao SA                                                                               30,969         1,727,253
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.34%
Telekomunikacja Polska SA                                                                  151,561         1,112,630
--------------------------------------------------------------------------------------------------------------------
Total Poland Common Stocks                                                                                 2,839,883
--------------------------------------------------------------------------------------------------------------------
RUSSIA - 4.90%
AUTO MANUFACTURING/SUPPLIERS - 0.35%
JSC Severstal-Avto                                                                          54,800         1,117,920

BEVERAGES - 0.23%
Efes Breweries International, GDR*                                                          19,500           735,150

ELECTRIC UTILITIES - 0.47%
RAO Unified Energy System (UES), GDR                                                        30,900         1,507,920

FOOD & DRUG RETAILING - 0.59%
Pyaterochka Holding NV, GDR (1)*                                                           121,789         1,912,087

OIL & GAS - 2.65%
Gazprom, ADR (1)                                                                            14,900         1,275,440
LUKOIL, ADR                                                                                 66,512         5,088,168
NovaTek OAO, GDR*                                                                           75,983         2,127,524
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,491,132
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES - 0.61%
Mobile TeleSystems, ADR                                                                     52,100   $     1,952,708
--------------------------------------------------------------------------------------------------------------------
Total Russia Common Stocks                                                                                15,716,917
--------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA - 11.79%
BANKS - 2.49%
ABSA Group Ltd.                                                                            270,092         4,987,754
African Bank Investments Ltd.                                                              639,073         2,992,079
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,979,833
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.35%
SABMiller PLC                                                                               55,700         1,133,592

CONTAINERS & PACKAGING - 0.23%
Nampak Ltd.                                                                                263,702           739,819

DIVERSIFIED FINANCIALS - 1.49%
Alexander Forbes Ltd.                                                                      614,584         1,648,154
Standard Bank Group Ltd.                                                                   231,676         3,134,766
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,782,920
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS - 0.25%
Tiger Brands Ltd.                                                                           30,557           806,348

HEALTH CARE EQUIPMENT & SUPPLIES - 0.36%
Aspen Pharmacare Holdings Ltd.                                                             167,644         1,134,319

HOUSEHOLD DURABLES - 0.96%
Steinhoff International Holdings Ltd.                                                      887,288         3,083,800

INDUSTRIAL CONGLOMERATES - 1.67%
Barloworld Ltd.                                                                            127,900         2,459,006
Remgro Ltd.                                                                                141,680         2,899,302
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,358,308
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 1.63%
Anglo American PLC                                                                          42,722         1,653,323
Harmony Gold Mining Co. Ltd.(1)*                                                           151,000         2,759,840
Impala Platinum Holdings Ltd.                                                                4,744           822,048
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,235,211
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 1.26%
Sasol Ltd.                                                                                  98,372         4,042,351

WIRELESS TELECOMMUNICATION SERVICES - 1.10%
MTN Group Ltd.                                                                             338,945         3,529,570
--------------------------------------------------------------------------------------------------------------------
Total South Africa Common Stocks                                                                          37,826,071
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 15.80%
AUTOMOBILES - 0.31%
Ssangyong Motor Co.*                                                                       123,800           998,460

BANKS - 1.02%
Kookmin Bank                                                                                41,358         3,290,176

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - (CONCLUDED)
BEVERAGES - 0.56%
Hite Brewery Co., Ltd.                                                                      13,948   $     1,785,703

CONSTRUCTION & ENGINEERING - 1.14%
GS Engineering & Construction Corp.                                                         29,880         1,511,578
Hyundai Development Co.                                                                     54,160         2,133,499
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,645,077
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS - 2.37%
Daishin Securities Co.                                                                      70,000         1,788,731
Hana Financial Group, Inc.*                                                                 76,143         3,733,545
LG Card Co. Ltd.*                                                                           37,500         2,087,545
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,609,821
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES - 1.09%
KT Corp.                                                                                    38,390         1,530,188
KT Corp., ADR                                                                               92,500         1,952,675
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,482,863
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 1.08%
Korea Electric Power Corp. (KEPCO)                                                          80,700         3,471,777

ELECTRICAL EQUIPMENT - 1.06%
KH Vatec Co. Ltd.                                                                           32,363         1,023,243
Kumho Electric, Inc.                                                                        33,008         2,374,701
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,397,944
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES - 0.70%
Korea Gas Corp.                                                                             73,030         2,259,830

INDUSTRIAL CONGLOMERATES - 0.30%
LG Corp.                                                                                    26,900           971,819

MULTI-LINE RETAIL - 1.00%
Hyundai Department Store Co. Ltd.                                                           28,400         3,209,040

OIL & GAS - 0.98%
SK Corp.                                                                                    51,000         3,145,700

RETAIL - 0.34%
Lotte Shopping Co., Ltd., GDR# (2)(3)                                                       52,156         1,078,065

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.38%
Hynix Semiconductor, Inc.*                                                                  56,020         2,166,118
Samsung Electronics Co. Ltd.                                                                11,306         8,673,032
--------------------------------------------------------------------------------------------------------------------
                                                                                                          10,839,150
--------------------------------------------------------------------------------------------------------------------
TOBACCO - 0.47%
KT&G Corp.                                                                                  30,970         1,499,299
--------------------------------------------------------------------------------------------------------------------
Total South Korea Common Stocks                                                                           50,684,724
--------------------------------------------------------------------------------------------------------------------
TAIWAN - 10.46%
BANKS - 1.07%
Mega Financial Holding Co. Ltd.                                                          3,654,000         2,450,777
Ta Chong Bank Ltd.*                                                                      3,630,802           987,711
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,438,488
--------------------------------------------------------------------------------------------------------------------
CHEMICALS - 0.57%
Taiwan Fertilizer Co. Ltd.                                                               1,478,000   $     1,820,869

COMPUTERS & PERIPHERALS - 2.56%
Asustek Computer, Inc.                                                                   1,579,500         5,161,119
Compal Electronics, Inc.                                                                 1,886,077         1,739,760
Foxconn Technology Co. Ltd.                                                                259,900         1,300,272
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,201,151
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.36%
Taiwan Cement Corp.                                                                      1,540,100         1,150,945

DIVERSIFIED TELECOMMUNICATION SERVICES - 1.31%
Chunghwa Telecom Co. Ltd.                                                                1,271,000         2,241,468
Chunghwa Telecom Co. Ltd., ADR                                                             105,400         1,962,548
--------------------------------------------------------------------------------------------------------------------
                                                                                                           4,204,016
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.61%
AU Optronics Corp.                                                                       1,341,520         1,948,457
Delta Electronics, Inc.                                                                    971,000         2,022,094
Synnex Technology International Corp.                                                      936,200         1,188,510
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,159,061
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG RETAILING - 0.81%
President Chain Store Corp.                                                              1,159,000         2,605,675

HEALTH CARE EQUIPMENT & SUPPLIES - 0.20%
Pihsiang Machinery Manufacturing Co. Ltd. (3)                                              439,350           645,679

HOUSEHOLD DURABLES - 0.82%
Inventec Appliances Corp.                                                                  369,000         2,642,225

SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.15%
Taiwan Semiconductor Manufacturing Co. Ltd.                                              1,848,000         3,669,304
--------------------------------------------------------------------------------------------------------------------
Total Taiwan Common Stocks                                                                                33,537,413
--------------------------------------------------------------------------------------------------------------------
THAILAND - 5.49%
BANKS - 1.12%
Kasikornbank Public Co. Ltd.                                                               611,900         1,131,693
Kasikornbank Public Co. Ltd., NVDR                                                         737,700         1,279,084
Siam City Bank Public Co. Ltd.                                                             598,300           403,426
Siam City Bank Public Co. Ltd., NVDR                                                     1,167,000           771,905
--------------------------------------------------------------------------------------------------------------------
                                                                                                           3,586,108
--------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS - 0.93%
Siam Cement Public Co. Ltd., NVDR                                                          475,100         3,002,173

DIVERSIFIED TELECOMMUNICATION SERVICES - 0.53%
Shin Corp., NVDR                                                                         1,369,400         1,697,240

FINANCIAL SERVICES - 0.35%
Phatra Securities Co. Ltd., NVDR*                                                          944,500         1,109,963

                                                                                      NUMBER OF
SECURITY DESCRIPTION                                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------------------------------
THAILAND - (CONCLUDED)
FOOD PRODUCTS - 0.47%
Thai Union Frozen Products Public Co. Ltd., NVDR (3)                                     2,013,700   $     1,525,922

HOME BUILDERS - 0.72%
Land & Houses Public Co. Ltd, NVDR (1)                                                   9,368,200         2,298,133

OIL REFINING, DISTRIBUTION - 0.54%
Thai Oil Public Co. Ltd., NVDR                                                             999,100         1,719,489

WIRELESS TELECOMMUNICATION SERVICES - 0.83%
Advanced Information Services Public Co. Ltd. (1)                                        1,008,400         2,667,999
--------------------------------------------------------------------------------------------------------------------
Total Thailand Common Stocks                                                                              17,607,027
--------------------------------------------------------------------------------------------------------------------
TURKEY - 1.66%
AUTOMOBILES - 0.41%
Ford Otomotiv Sanayi A.S                                                                   142,069         1,312,565

BANKS - 0.67%
Denizbank A.S.*                                                                            218,752         1,871,941
Finansbank A.S.*                                                                            51,000           289,663
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,161,604
--------------------------------------------------------------------------------------------------------------------
Household Durables - 0.24%
Vestel Elektronik Sanayi ve Ticaret A.S.*                                                  195,503           777,274
WIRELESS TELECOMMUNICATION SERVICES - 0.34%
Turkcell Iletisim Hizmetleri A.S (Turkcell)                                                156,700         1,073,938
--------------------------------------------------------------------------------------------------------------------
Total Turkey Common Stocks                                                                                 5,325,381
--------------------------------------------------------------------------------------------------------------------
Total Common Stocks (cost - $213,688,680)                                                                279,618,821
--------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS - 10.56%

BRAZIL - 8.73%
BANKS - 1.73%
Banco Bradesco SA                                                                           47,100         1,852,486
Itausa - Investimentos Itau SA                                                             906,000         3,686,257
--------------------------------------------------------------------------------------------------------------------
                                                                                                           5,538,743
--------------------------------------------------------------------------------------------------------------------
BEVERAGES - 0.43%
Cia Brasileira Bebida                                                                    3,366,000         1,384,595

CHEMICALS - 0.27%
Ultrapar Participacoes SA                                                                   58,540           878,629
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.44%
Brasil Telecom SA                                                                           75,350               325
Tele Norte Leste Participacoes SA, ADR (1)                                                  80,300         1,426,128
--------------------------------------------------------------------------------------------------------------------
                                                                                                           1,426,453
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.86%
AES Tiete SA                                                                            32,600,000           826,938
Companhia Energetica de Minas Gerais (CEMIG)                                            39,995,260         1,926,715
--------------------------------------------------------------------------------------------------------------------
                                                                                                           2,753,653
--------------------------------------------------------------------------------------------------------------------
METALS & MINING - 2.79%
Caemi Mineracao e Metalurgia SA                                                          1,662,000   $     2,982,884
Companhia Vale do Rio Doce (CVRD), Class A                                                  63,000         2,785,443
Usinas Siderurgicas de Minas Gerais SA (Usiminas), Class A                                  97,100         3,174,187
--------------------------------------------------------------------------------------------------------------------
                                                                                                           8,942,514
--------------------------------------------------------------------------------------------------------------------
OIL & GAS - 2.21%
Petroleo Brasileiro SA - Petrobras                                                         126,920         2,696,763
Petroleo Brasileiro SA - Petrobras, ADR (1)                                                 50,828         4,381,374
--------------------------------------------------------------------------------------------------------------------
                                                                                                           7,078,137
--------------------------------------------------------------------------------------------------------------------
Total Brazil Preferred Stocks                                                                             28,002,724
--------------------------------------------------------------------------------------------------------------------
SOUTH KOREA - 1.83%
AUTOMOBILES - 0.61%
Hyundai Motor Co.                                                                           34,630         1,963,677
Semiconductor Equipment & Products - 1.22%
Samsung Electronics Co. Ltd.                                                                 6,670         3,913,565
--------------------------------------------------------------------------------------------------------------------
Total South Korea Preferred Stocks                                                                         5,877,242
--------------------------------------------------------------------------------------------------------------------
Total Preferred Stocks (cost - $17,523,988)                                                               33,879,966
--------------------------------------------------------------------------------------------------------------------

                                                                                      NUMBER OF
                                                                                       RIGHTS
--------------------------------------------------------------------------------------------------------------------
RIGHTS - 0.00%

THAILAND - 0.00%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.00%
True Corporation Public Company Ltd. exercise price $0.351,
  expires 04/03/08*#(3) (cost - $0)                                                        218,684                 0

 PRINCIPAL
  AMOUNT                                                                   MATURITY      INTEREST
   (000)                                                                     DATES         RATES          VALUE
--------------------------------------------------------------------------------------------------------------------
CORPORATE BOND - 0.00%
BRAZIL - 0.00%
METALS & MINING - 0.00%
$        10    Companhia Vale do Rio Doce (a)#(3) (cost - $0)              09/29/49          1.000%  $             0
REPURCHASE AGREEMENT - 1.01%
      3,246    Repurchase Agreement dated 01/31/06 with State Street
                 Bank & Trust Co., collateralized by $2,630,770 U.S.
                 Treasury Bills, zero coupon due 04/13/06 to 05/25/06
                 and $707,177 U.S. Treasury Notes, 2.500% due
                 05/31/06; (value - $3,310,995); proceeds: $3,246,361
                 (cost - $3,246,000)                                       02/01/06          4.000         3,246,000

 NUMBER OF
  SHARES
   (000)
--------------------------------------------------------------------------------------------------------------------
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED - 8.72%
MONEY MARKET FUNDS+ - 4.57%
         42    AIM Liquid Assets Portfolio                                                   4.350            41,923
         12    AIM Prime Portfolio                                                           4.346            11,874
          1    Barclays Prime Money Market Fund                                              4.303               531
          1    BlackRock Provident Institutional TempFund                                    4.318               733
     14,585    UBS Private Money Market Fund LLC**                                           4.347         14,584,91
--------------------------------------------------------------------------------------------------------------------
Total Money Market Funds (cost - $14,639,979)                                                              14,639,97
--------------------------------------------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT
   (000)
--------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS - 4.15%
$     8,181    Repurchase Agreement dated 01/31/06 with Deutsche Bank
                 Securities, Inc., collateralized by $8,492,000
                 Federal Home Loan Mortgage Corp. obligations, 5.000%
                 due 01/30/14 (value - $8,344,569); proceeds:
                 $8,181,535                                                02/01/06          4.440         8,180,526
      5,145    Repurchase Agreement dated 01/31/06 with Merrill Lynch
                 & Co., collateralized by $5,250,000 Federal Farm
                 Credit Bank obligations, 4.330% due 02/01/07 (value -
                 $5,249,475); proceeds: $5,145,510                         02/01/06          4.430         5,144,877
--------------------------------------------------------------------------------------------------------------------
Total Repurchase Agreements (cost - $13,325,403)                                                          13,325,403
--------------------------------------------------------------------------------------------------------------------
Total Investments of Cash Collateral from Securities Loaned
  (cost - $27,965,382)                                                                                    27,965,382
--------------------------------------------------------------------------------------------------------------------
Total Investments (cost - $262,424,050) - 107.46%                                                        344,710,169
Liabilities in excess of other assets - (7.46)%                                                          (23,949,206)
--------------------------------------------------------------------------------------------------------------------
Net Assets - 100.00%                                                                                 $   320,760,963
--------------------------------------------------------------------------------------------------------------------

*     Non-income producing security.
(a)   Bond interest in default.
(1)   Security, or portion thereof, was on loan at January 31, 2006.
(2) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.69% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3)   Illiquid securities representing 1.15% of net assets.
+     Interest rates shown reflect yields at January 31, 2006.
# Security is being fair valued by a valuation committee under the direction of the board of trustees.
ADR   American Depositary Receipt.
GDR   Global Depositary Receipt.
NVDR  Non-Voting Depositary Receipt.
** The table below details the Portfolio's transaction activity in an affiliated issuer for the six months ended January 31, 2006.

                                                                                                             INCOME
                                                              PURCHASES        SALES                      EARNED FROM
                                                             DURING THE      DURING THE                  AFFILIATE FOR
                                                             SIX MONTHS      SIX MONTHS                  THE SIX MONTHS
                                                VALUE AT        ENDED          ENDED         VALUE AT         ENDED
SECURITY DESCRIPTION                            07/31/05      01/31/06        01/31/06       01/31/06       01/31/06
-----------------------------------------------------------------------------------------------------------------------
UBS Private Money Market Fund LLC            $  22,579,243  $  114,000,62  $ 121,994,947  $  14,584,918  $       23,461

                 See accompanying notes to financial statements

                  (This page has been left blank intentionally)

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2006 (UNAUDITED)

                                                                            UBS PACE
                                                                           GOVERNMENT          UBS PACE           UBS PACE
                                                         UBS PACE          SECURITIES        INTERMEDIATE        STRATEGIC
                                                       MONEY MARKET       FIXED INCOME       FIXED INCOME       FIXED INCOME
                                                       INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $266,623,137;
  $786,540,545; $457,519,381; $535,010,206;
  $245,571,980; $440,402,663; $1,220,049,773;
  $924,692,470; $442,746,469; $428,454,267;
  $852,751,956 ; $247,839,132, respectively)*        $    266,623,137   $    778,941,039   $    453,616,011   $    532,942,111
Investments in an affiliated security, at value
  (cost - $0; $0; $3,189,886; $3,150,036; $0;
  $670,729; $11,653,495; $4,053,754; $34,415,630;
  $32,228,795; $55,856,386; $14,584,918,
  respectively)                                                    --                 --          3,189,886          3,150,036
Total investments in securities, at value
  (cost - $266,623,137; $786,540,545; $460,709,267;
  $538,160,242; $245,571,980; $441,073,392;
  $1,231,703,268; $928,746,224; $477,162,099;
  $460,683,062; $908,608,342; $262,424,050,
  respectively)                                      $    266,623,137   $    778,941,039   $    456,805,897   $    536,092,147
Cash                                                              952                595                 --                586
Foreign currency, at value (cost - $0; $0;
  $4,352,432; $1,837,696; $0; $9,661,898; $0; $0;
  $0; $0; $3,891,429; $3,254,665, respectively)                    --                 --          4,364,706          1,821,485
Receivable from investment manager and
  administrator                                                 3,572                 --                 --                 --
Receivable for investments sold                                    --        212,967,438         14,942,436         13,200,068
Receivable for shares of beneficial interest sold           1,156,345            760,541            355,382            907,659
Receivable for dividends and interest                         638,228          2,105,395          3,578,312          3,390,860
Receivable for interest rate swaps, net                            --             64,801                 --                 --
  (cost - $0; $141,154; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)
Unrealized appreciation of forward foreign
  currency contracts                                               --                 --                 --            125,653
Receivable for variation margin                                    --                 --                 --                 --
Receivable for foreign tax reclaim                                 --                 --              4,927              2,540
Other assets                                                   24,175             54,460             50,089             53,889
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              268,446,409        994,894,269        480,101,749        555,594,887
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest
  repurchased                                               2,853,464          1,021,854            718,364            680,684
Dividends payable to shareholders                             405,194                 --                 --                 --
Payable to custodian                                            3,142             17,719            195,485             17,148
Payable for investments purchased                                  --        446,114,524         24,077,875         27,008,270
Investments sold short, at value
  (proceeds - $0; $21,370,703; $6,835,852; $0;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                    --         21,346,864          6,813,750                 --
Payable to affiliates                                              --            331,947            225,375            294,993
Payable for options written, at value                              --            146,200                 --             64,090
  (premiums received - $0; $508,550; $0;
  $245,225; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)
Payable for cash collateral from securities
  loaned                                                           --                 --         41,641,242         15,158,798
Unrealized depreciation of forward foreign
  currency contracts                                               --                 --             95,648                596
Payable for interest sold short                                    --                 --             14,375                 --
Payable for variation margin                                       --                 --              7,355             64,690
Payable for swap contracts, net
  (proceeds - $0; $0; $0; $1,852,283; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                                --                 --                 --          2,105,752
Payable for foreign withholding taxes                              --                 --                 --              5,080
Accrued expenses and other liabilities                        291,845            256,128            164,078            266,562
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                           3,553,645        469,235,236         73,953,547         45,666,663
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                           264,893,360        535,197,723        455,428,835        523,777,576
Accumulated undistributed (distributions in
  excess of) net investment income (loss)                          --           (547,365)            72,906            182,932
Accumulated net realized gains (losses)
  from investments, futures, options written,
  short sales, swaps, forward foreign currency
  contracts and foreign currency transactions                    (596)        (1,667,905)       (45,421,922)       (10,880,160)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures,
  options written, short sales, swaps and forward
  foreign currency contracts                                       --         (7,323,420)        (3,931,617)        (3,152,124)
------------------------------------------------------------------------------------------------------------------------------
Net assets                                           $    264,892,764   $    525,659,033   $    406,148,202   $    509,928,224
------------------------------------------------------------------------------------------------------------------------------

*  Includes $0; $0; $45,112,177; $14,630,865; $0; $2,591,421; $92,608,138;
   $65,184,113; $72,908,264; $54,393,938; $132,173,772; $26,847,704,
   respectively, of investments in securities on loan, at value.

+ Includes restricted cash of $3,544,536 on deposit as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

                                                         UBS PACE           UBS PACE           UBS PACE            UBS PACE
                                                        MUNICIPAL         GLOBAL FIXED          LARGE CO          LARGE CO
                                                       FIXED INCOME          INCOME           VALUE EQUITY     GROWTH EQUITY
                                                       INVESTMENTS        INVESTMENTS         INVESTMENTS       INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $266,623,137;
  $786,540,545; $457,519,381; $535,010,206;
  $245,571,980; $440,402,663; $1,220,049,773;
  $924,692,470; $442,746,469; $428,454,267;
  $852,751,956 ; $247,839,132, respectively)*        $    246,924,873   $    439,686,042    $  1,445,568,341  $  1,080,609,651
Investments in an affiliated security, at value
  (cost - $0; $0; $3,189,886; $3,150,036; $0;
  $670,729; $11,653,495; $4,053,754; $34,415,630;
  $32,228,795; $55,856,386; $14,584,918,
  respectively)                                                    --            670,729          11,653,495         4,053,754
Total investments in securities, at value
  (cost - $266,623,137; $786,540,545; $460,709,267;
  $538,160,242; $245,571,980; $441,073,392;
  $1,231,703,268; $928,746,224; $477,162,099;
  $460,683,062; $908,608,342; $262,424,050,
  respectively)                                      $    246,924,873   $    440,356,771    $  1,457,221,836  $  1,084,663,405
Cash                                                               --          3,546,132+              2,595             2,654
Foreign currency, at value (cost - $0; $0;
  $4,352,432; $1,837,696; $0; $9,661,898; $0; $0;
  $0; $0; $3,891,429; $3,254,665, respectively)                    --          9,717,047                  --                --
Receivable from investment manager and
  administrator                                                    --                 --                  --                --
Receivable for investments sold                                    --         14,765,351           8,274,866        11,485,783
Receivable for shares of beneficial interest sold             336,187            635,507           1,142,742         1,090,666
Receivable for dividends and interest                       3,063,623          6,350,037           1,144,520           586,064
Receivable for interest rate swaps, net                            --                 --                  --                --
  (cost - $0; $141,154; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)
Unrealized appreciation of forward foreign
  currency contracts                                               --          6,005,825                  --                --
Receivable for variation margin                                    --                 --                  --                --
Receivable for foreign tax reclaim                                 --              7,856                  --                --
Other assets                                                   37,599             48,673              95,914            76,191
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              250,362,282        481,433,199       1,467,882,473     1,097,904,763
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest
  repurchased                                                 458,354            637,203           1,516,290           981,106
Dividends payable to shareholders                                  --                 --                  --                --
Payable to custodian                                            8,326             38,531              45,679            34,663
Payable for investments purchased                                  --         16,995,674           3,058,595         8,250,934
Investments sold short, at value
  (proceeds - $0; $21,370,703; $6,835,852; $0;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                    --                 --                  --                --
Payable to affiliates                                         154,195            313,928             881,220           696,991
Payable for options written, at value                              --                 --                  --                --
  (premiums received - $0; $508,550; $0;
  $245,225; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)
Payable for cash collateral from securities
  loaned                                                           --          2,679,545          87,741,287        50,299,611
Unrealized depreciation of forward foreign
  currency contracts                                               --          4,716,487                  --                --
Payable for interest sold short                                    --                 --                  --                --
Payable for variation margin                                       --                 --                  --                --
Payable for swap contracts, net
  (proceeds - $0; $0; $0; $1,852,283; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                                --                 --                  --                --
Payable for foreign withholding taxes                              --             31,314                  --                --
Accrued expenses and other liabilities                         98,616            314,123             419,177           336,916
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                             719,491         25,726,805          93,662,248        60,600,221
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                           250,237,189        459,580,852       1,113,867,313     1,022,110,206
Accumulated undistributed (distributions in
  excess of) net investment income (loss)                         632          2,940,372             676,559          (707,429)
Accumulated net realized gains (losses)
  from investments, futures, options written,
  short sales, swaps, forward foreign currency
  contracts and foreign currency transactions              (1,947,923)        (7,901,796)         34,157,785      (140,015,416)
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures,
  options written, short sales, swaps and forward
  foreign currency contracts                                1,352,893          1,086,966         225,518,568       155,917,181
------------------------------------------------------------------------------------------------------------------------------
Net assets                                           $    249,642,791   $    455,706,394    $  1,374,220,225  $  1,037,304,542
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                 UBS PACE
                                                         UBS PACE          UBS PACE           UBS PACE        INTERNATIONAL
                                                     SMALL/MEDIUM CO   SMALL/MEDIUM CO     INTERNATIONAL     EMERGING MARKETS
                                                       VALUE EQUITY     GROWTH EQUITY          EQUITY             EQUITY
                                                       INVESTMENTS       INVESTMENTS        INVESTMENTS        INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in unaffiliated securities,
  at value (cost - $266,623,137;
  $786,540,545; $457,519,381; $535,010,206;
  $245,571,980; $440,402,663; $1,220,049,773;
  $924,692,470; $442,746,469; $428,454,267;
  $852,751,956 ; $247,839,132, respectively)*        $    505,472,490  $    495,732,783   $  1,062,859,876   $    330,125,251
Investments in an affiliated security, at value
  (cost - $0; $0; $3,189,886; $3,150,036; $0;
  $670,729; $11,653,495; $4,053,754; $34,415,630;
  $32,228,795; $55,856,386; $14,584,918,
  respectively)                                            34,415,630        32,228,795         55,856,386         14,584,918
Total investments in securities, at value
  (cost - $266,623,137; $786,540,545; $460,709,267;
  $538,160,242; $245,571,980; $441,073,392;
  $1,231,703,268; $928,746,224; $477,162,099;
  $460,683,062; $908,608,342; $262,424,050,
  respectively)                                      $    539,888,120  $    527,961,578   $  1,118,716,262   $    344,710,169
Cash                                                            1,742             1,198              1,438                 --
Foreign currency, at value (cost - $0; $0;
  $4,352,432; $1,837,696; $0; $9,661,898; $0; $0;
  $0; $0; $3,891,429; $3,254,665, respectively)                    --                --          3,930,842          3,274,077
Receivable from investment manager and
  administrator                                                    --                --                 --                 --
Receivable for investments sold                                    --         4,926,648          2,017,583          3,698,384
Receivable for shares of beneficial interest sold             475,885           423,264            962,752            703,605
Receivable for dividends and interest                          97,256            52,329            683,217          1,408,634
Receivable for interest rate swaps, net                            --                --                 --                 --
  (cost - $0; $141,154; $0; $0; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)
Unrealized appreciation of forward foreign
  currency contracts                                               --                --             94,204                 --
Receivable for variation margin                                    --                --             16,521                 --
Receivable for foreign tax reclaim                                 --               416             71,319                 --
Other assets                                                   49,377            55,854             71,611             39,380
------------------------------------------------------------------------------------------------------------------------------
Total assets                                              540,512,380       533,421,287      1,126,565,749        353,834,249
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for shares of beneficial interest
  repurchased                                                 525,629           571,598            980,180            257,638
Dividends payable to shareholders                                  --                --                 --                 --
Payable to custodian                                           15,362            30,042             80,663            895,183
Payable for investments purchased                              65,654         7,110,492          5,173,410          2,987,618
Investments sold short, at value
  (proceeds - $0; $21,370,703; $6,835,852; $0;
  $0; $0; $0; $0; $0; $0; $0; $0, respectively)                    --                --                 --                 --
Payable to affiliates                                         336,224           322,033            766,727            326,564
Payable for options written, at value                              --                --                 --                 --
  (premiums received - $0; $508,550; $0;
  $245,225; $0; $0; $0; $0; $0; $0; $0; $0,
  respectively)
Payable for cash collateral from securities
  loaned                                                   75,067,530        56,670,717        138,058,868         27,965,382
Unrealized depreciation of forward foreign
  currency contracts                                               --                --             54,095                 --
Payable for interest sold short                                    --                --                 --                 --
Payable for variation margin                                       --                --                 --                 --
Payable for swap contracts, net
  (proceeds - $0; $0; $0; $1,852,283; $0; $0; $0;
  $0; $0; $0; $0; $0, respectively)                                --                --                 --                 --
Payable for foreign withholding taxes                             774                --             24,767            386,410
Accrued expenses and other liabilities                        267,709           271,358            315,337            254,491
------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                          76,278,882        64,976,240        145,454,047         33,073,286
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
Beneficial interest shares of $0.001 par value
  (unlimited amount authorized)                           400,363,864       394,843,251        788,134,140        222,122,921
Accumulated undistributed (distributions in
  excess of) net investment income (loss)                      51,194        (1,232,208)        (3,205,321)           584,538
Accumulated net realized gains (losses)
  from investments, futures, options written,
  short sales, swaps, forward foreign currency
  contracts and foreign currency transactions               1,092,315         7,555,488        (14,149,493)        15,913,605
Net unrealized appreciation (depreciation) of
  investments, other assets and liabilities
  denominated in foreign currency, futures,
  options written, short sales, swaps and forward
  foreign currency contracts                               62,726,125        67,278,516        210,332,376         82,139,899
------------------------------------------------------------------------------------------------------------------------------
Net assets                                           $    464,233,498  $    468,445,047   $    981,111,702   $    320,760,963
------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                        UBS PACE
                                                                       GOVERNMENT         UBS PACE          UBS PACE
                                                      UBS PACE         SECURITIES       INTERMEDIATE       STRATEGIC
                                                    MONEY MARKET      FIXED INCOME      FIXED INCOME      FIXED INCOME
                                                    INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                        $             --  $    128,652,405  $     67,062,689  $     22,422,978
Shares outstanding                                              --         9,989,308         5,914,060         1,660,405
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                         $             --  $          12.88  $          11.34  $          13.50
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                  $             --  $          13.49  $          11.87  $          14.14
--------------------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets                                        $             --  $      3,238,543  $        888,836  $      1,273,295
Shares outstanding                                              --           251,396            78,240            94,318
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $             --  $          12.88  $          11.36  $          13.50
--------------------------------------------------------------------------------------------------------------------------

CLASS C:
Net assets                                        $             --  $     32,805,479  $      6,533,528  $      7,131,574
Shares outstanding                                              --         2,545,851           575,238           528,094
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $             --  $          12.89  $          11.36  $          13.50
--------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Net assets                                        $             --  $      9,312,869  $      1,014,978  $        876,297
Shares outstanding                                              --           722,726            89,447            64,934
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $             --  $          12.89  $          11.35  $          13.50
--------------------------------------------------------------------------------------------------------------------------

CLASS P:
Net assets                                        $    264,892,764  $    351,649,737  $    330,648,171  $    478,224,080
Shares outstanding                                     264,893,361        27,294,154        29,141,378        35,428,022
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $           1.00  $          12.88  $          11.35  $          13.50
--------------------------------------------------------------------------------------------------------------------------

                                                      UBS PACE          UBS PACE          UBS PACE          UBS PACE
                                                     MUNICIPAL        GLOBAL FIXED        LARGE CO          LARGE CO
                                                    FIXED INCOME         INCOME         VALUE EQUITY     GROWTH EQUITY
                                                    INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                        $    106,094,309  $    130,879,730  $    304,694,330  $     91,651,053
Shares outstanding                                       8,567,208        11,707,932        14,078,304         5,500,246
--------------------------------------------------------------------------------------------------------------------------
Net asset value per share                         $          12.38  $          11.18  $          21.64  $          16.66
--------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                  $          12.96  $          11.71  $          22.90  $          17.63
--------------------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets                                        $      1,654,297  $      1,121,703  $      6,286,121  $      2,148,764
Shares outstanding                                         133,552           100,143           289,360           134,468
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $          12.39  $          11.20  $          21.72  $          15.98
--------------------------------------------------------------------------------------------------------------------------

CLASS C:
Net assets                                        $     19,543,181  $      8,262,721  $     38,236,110  $      8,765,612
Shares outstanding                                       1,578,164           739,118         1,764,214           547,393
--------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $          12.38  $          11.18  $          21.67  $          16.01
--------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Net assets                                        $        185,823  $      7,871,301  $     43,790,396  $     25,046,401
Shares outstanding                                          14,998           704,659         2,018,296         1,478,073
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $          12.39  $          11.17  $          21.70  $          16.95
--------------------------------------------------------------------------------------------------------------------------

CLASS P:
Net assets                                        $    122,165,181  $    307,570,939  $    981,213,268  $    909,692,712
Shares outstanding                                       9,863,960        27,515,772        45,332,908        53,916,856
--------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $          12.39  $          11.18  $          21.64  $          16.87
--------------------------------------------------------------------------------------------------------------------------

                                                                                                            UBS PACE
                                                      UBS PACE          UBS PACE          UBS PACE       INTERNATIONAL
                                                  SMALL/MEDIUM CO   SMALL/MEDIUM CO    INTERNATIONAL    EMERGING MARKETS
                                                    VALUE EQUITY     GROWTH EQUITY         EQUITY            EQUITY
                                                    INVESTMENTS       INVESTMENTS       INVESTMENTS       INVESTMENTS
------------------------------------------------------------------------------------------------------------------------
CLASS A:
Net assets                                        $     52,342,729  $     57,369,823  $    108,375,703  $     23,621,592
Shares outstanding                                       2,888,704         3,614,081         6,017,414         1,237,072
------------------------------------------------------------------------------------------------------------------------
Net asset value per share                         $          18.12  $          15.87  $          18.01  $          19.09
------------------------------------------------------------------------------------------------------------------------
Maximum offering price per share                  $          19.17  $          16.79  $          19.06  $          20.20
------------------------------------------------------------------------------------------------------------------------

CLASS B:
Net assets                                        $      2,691,511  $      1,217,468  $        760,944  $        587,726
Shares outstanding                                         156,318            80,619            43,026            31,890
------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $          17.22  $          15.10  $          17.69  $          18.43
------------------------------------------------------------------------------------------------------------------------

CLASS C:
Net assets                                        $     13,446,765  $      7,970,648  $      8,214,798  $      5,988,742
Shares outstanding                                         779,498           525,795           463,339           324,440
------------------------------------------------------------------------------------------------------------------------
Net asset value and offering price per share      $          17.25  $          15.16  $          17.73  $          18.46
------------------------------------------------------------------------------------------------------------------------

CLASS Y:
Net assets                                        $      4,731,298  $      4,562,464  $     52,774,281  $     21,135,744
Shares outstanding                                         256,772           282,530         2,931,106         1,095,357
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $          18.43  $          16.15  $          18.00  $          19.30
------------------------------------------------------------------------------------------------------------------------

CLASS P:
Net assets                                        $    391,021,195  $    397,324,644  $    810,985,976  $    269,427,159
Shares outstanding                                      21,297,937        24,667,723        45,091,573        13,999,056
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption
  value per share                                 $          18.36  $          16.11  $          17.99  $          19.25
------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006 (UNAUDITED)

                                                                            UBS PACE
                                                                           GOVERNMENT          UBS PACE           UBS PACE
                                                         UBS PACE          SECURITIES        INTERMEDIATE        STRATEGIC
                                                       MONEY MARKET       FIXED INCOME       FIXED INCOME       FIXED INCOME
                                                       INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $1,524; $4,436; $0; $24,126;
    $0; $0; $0; $0; $0; $201, respectively)          $      5,141,141   $     12,766,939   $      8,623,810   $     13,428,343
  Dividends (net of foreign withholding taxes of
    $0; $0; $0; $0; $0; $0; $2,934; $12,889;
    $6,307; $623; $359,938; $450,756, respectively)                --                 --                 --                 --
  Securities lending income (includes $0; $0;
    $7,378; $10,477; $0; $4,760; $12,347; $19,611;
    $27,707; $71,710; $33,564; $23,461,
    respectively, earned from an affiliated entity)                --                 --             24,046             12,768
------------------------------------------------------------------------------------------------------------------------------
                                                            5,141,141         12,766,939          8,647,856         13,441,111
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees               454,530          1,819,023          1,229,287          1,723,051
  Service fees - Class A                                           --            168,574             90,055             28,821
  Service and distribution fees - Class B                          --             19,085              5,670              8,184
  Service and distribution fees - Class C                          --            131,198             26,566             28,890
  Transfer agency and related services fees                   536,637            342,621            200,672            377,410
  Reports and notices to shareholders                         140,897             52,513             28,273             43,285
  Professional fees                                            33,238             56,106             50,386             56,412
  Federal and state registration fees                          18,025             30,756             31,587             32,806
  Custody and accounting fees                                  14,818            138,551            109,106            130,484
  Trustees' fees                                                6,161              7,368              6,942              7,437
  Interest expense                                                 --                 --                 --                 --
  Other expenses                                               10,734             25,536             22,287             24,050
------------------------------------------------------------------------------------------------------------------------------
                                                            1,215,040          2,791,331          1,800,831          2,460,830
------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements
  by investment manager and administrator                    (435,875)          (229,204)           (34,217)          (103,961)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                  779,165          2,562,127          1,766,614          2,356,869
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                4,361,976         10,204,812          6,881,242         11,084,242
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $18,472)             (309)          (652,413)        (3,329,964)        (1,336,509)
    Commissions recaptured                                         --                 --                 --                 --
    Futures                                                        --           (233,530)          (944,513)          (302,838)
    Options written                                                --            433,500             84,762            103,347
    Short sales                                                    --            (24,609)           (36,656)                --
    Swaps                                                          --           (425,715)                --         (4,105,644)
    Forward foreign currency contracts and foreign
      currency transactions                                        --                 --           (339,078)        (1,551,896)
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation/depreciation of:
    Investments                                                    --         (4,505,783)           408,756         (5,782,015)
    Futures                                                        --            (95,508)           601,570           (628,467)
    Options written                                                --            (62,450)           (80,013)           199,414
    Short sales                                                    --             23,839             22,102                 --
    Swaps                                                          --            (76,353)                --          2,572,529
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                    --                 --           (112,022)           136,624
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                          (309)        (5,619,022)        (3,725,056)       (10,695,455)
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                         $      4,361,667   $      4,585,790   $      3,156,186   $        388,787
------------------------------------------------------------------------------------------------------------------------------

                                                         UBS PACE           UBS PACE           UBS PACE           UBS PACE
                                                        MUNICIPAL         GLOBAL FIXED         LARGE CO           LARGE CO
                                                       FIXED INCOME          INCOME          VALUE EQUITY      GROWTH EQUITY
                                                       INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $1,524; $4,436; $0; $24,126;
    $0; $0; $0; $0; $0; $201, respectively)          $      5,192,536   $      8,138,851   $        503,389   $        521,130
  Dividends (net of foreign withholding taxes of
    $0; $0; $0; $0; $0; $0; $2,934; $12,889;
    $6,307; $623; $359,938; $450,756, respectively)                --                 --         13,269,736          3,460,429
  Securities lending income (includes $0; $0;
    $7,378; $10,477; $0; $4,760; $12,347; $19,611;
    $27,707; $71,710; $33,564; $23,461,
    respectively, earned from an affiliated entity)                --             12,625             37,739             56,436
------------------------------------------------------------------------------------------------------------------------------
                                                            5,192,536          8,151,476         13,810,864          4,037,995
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees               753,062          1,795,453          5,161,930          3,803,232
  Service fees - Class A                                      139,163            172,752            378,066            115,093
  Service and distribution fees - Class B                      10,095              6,686             35,043             12,541
  Service and distribution fees - Class C                      77,316             32,089            192,303             46,412
  Transfer agency and related services fees                    88,259            482,979            649,087            528,744
  Reports and notices to shareholders                          15,630             60,721             96,594             69,264
  Professional fees                                            47,699             54,912             51,062             52,117
  Federal and state registration fees                          28,154             30,702             36,593             36,605
  Custody and accounting fees                                  66,881            298,581            340,791            254,016
  Trustees' fees                                                6,301              7,186             10,547              8,928
  Interest expense                                                 --                 --                 --                 --
  Other expenses                                               18,334             23,770             45,017             34,476
------------------------------------------------------------------------------------------------------------------------------
                                                            1,250,894          2,965,831          6,997,033          4,961,428
------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements
  by investment manager and administrator                     (91,280)          (232,982)          (804,399)          (218,638)
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                1,159,614          2,732,849          6,192,634          4,742,790
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                4,032,922          5,418,627          7,618,230           (704,795)
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $18,472)         (243,242)          (389,349)        82,052,515         40,439,988
    Commissions recaptured                                         --                 --             51,371                 --
    Futures                                                        --            954,601                 --                 --
    Options written                                                --                 --                 --                 --
    Short sales                                                    --                 --                 --                 --
    Swaps                                                          --                 --                 --                 --
    Forward foreign currency contracts and foreign
      currency transactions                                        --         (5,920,499)                40                238
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation/depreciation of:
    Investments                                            (1,832,217)        (1,658,678)        15,001,401         13,105,213
    Futures                                                        --            (63,659)                --                 --
    Options written                                                --                 --                 --                 --
    Short sales                                                    --                 --                 --                 --
    Swaps                                                          --                 --                 --                 --
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                    --          3,446,784                 --                 --
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                    (2,075,459)        (3,630,800)        97,105,327         53,545,439
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                         $      1,957,463   $      1,787,827   $    104,723,557   $     52,840,644
------------------------------------------------------------------------------------------------------------------------------

                                                                                                                   UBS PACE
                                                         UBS PACE           UBS PACE           UBS PACE        INTERNATIONAL
                                                     SMALL/MEDIUM CO    SMALL/MEDIUM CO     INTERNATIONAL     EMERGING MARKETS
                                                       VALUE EQUITY      GROWTH EQUITY          EQUITY             EQUITY
                                                       INVESTMENTS        INVESTMENTS        INVESTMENTS        INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $0;
    $0; $1,524; $4,436; $0; $24,126;
    $0; $0; $0; $0; $0; $201, respectively)          $        263,389   $        385,254   $        350,915   $         61,937
  Dividends (net of foreign withholding taxes of
    $0; $0; $0; $0; $0; $0; $2,934; $12,889;
    $6,307; $623; $359,938; $450,756, respectively)         2,427,051            794,396          7,552,092          3,907,168
  Securities lending income (includes $0; $0;
    $7,378; $10,477; $0; $4,760; $12,347; $19,611;
    $27,707; $71,710; $33,564; $23,461,
    respectively, earned from an affiliated entity)            28,592            106,138             99,576             72,327
------------------------------------------------------------------------------------------------------------------------------
                                                            2,719,032          1,285,788          8,002,583          4,041,432
------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
  Investment management and administration fees             1,768,072          1,714,000          3,884,228          1,553,005
  Service fees - Class A                                       65,633             70,639            127,469             23,612
  Service and distribution fees - Class B                      16,998              7,659              3,862              3,148
  Service and distribution fees - Class C                      68,071             39,485             40,197             25,469
  Transfer agency and related services fees                   456,045            472,888            492,820            396,981
  Reports and notices to shareholders                          65,590             56,229             66,930             49,847
  Professional fees                                            48,872             49,141             54,403             50,706
  Federal and state registration fees                          30,539             25,691             35,317             27,746
  Custody and accounting fees                                 117,320            113,529            571,055            440,640
  Trustees' fees                                                7,021              6,952              8,454              6,150
  Interest expense                                                 --                 --                 --              1,415
  Other expenses                                               23,829             23,951             38,840             24,444
------------------------------------------------------------------------------------------------------------------------------
                                                            2,667,990          2,580,164          5,323,575          2,603,163
------------------------------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements
  by investment manager and administrator                        (152)           (62,168)               (42)                --
------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                2,667,838          2,517,996          5,323,533          2,603,163
------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   51,194         (1,232,208)         2,679,050          1,438,269
------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES) FROM
  INVESTMENT ACTIVITIES:
  Net realized gains (losses) from:
    Investments (net of foreign tax expense of $0;
    $0; $0; $0; $0; $0; $0; $0; $0; $0; $0; $18,472)       34,194,525         53,361,922         31,636,744         21,673,923
    Commissions recaptured                                     10,997             23,923             28,659                132
    Futures                                                        --                 --            740,556                 --
    Options written                                                --                 --                 --                 --
    Short sales                                                    --                 --                 --                 --
    Swaps                                                          --                 --                 --                 --
    Forward foreign currency contracts and foreign
      currency transactions                                        --                 --           (491,770)          (184,451)
------------------------------------------------------------------------------------------------------------------------------
  Net change in unrealized
    appreciation/depreciation of:
    Investments                                           (25,662,358)       (28,201,404)       112,841,254         44,121,768
    Futures                                                        --                 --            (85,178)                --
    Options written                                                --                 --                 --                 --
    Short sales                                                    --                 --                 --                 --
    Swaps                                                          --                 --                 --                 --
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                   104                 --            305,414            (92,979)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains (losses) from
  investment activities                                     8,543,268         25,184,441        144,975,679         65,518,393
------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations                                         $      8,594,462   $     23,952,233   $    147,654,729   $     66,956,662
------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

STATEMENT OF CHANGES IN NET ASSETS

                                                                   UBS PACE                              UBS PACE
                                                                 MONEY MARKET                      GOVERNMENT SECURITIES
                                                                 INVESTMENTS                     FIXED INCOME INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                        FOR THE SIX                            FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                               $      4,361,976   $      3,634,028   $     10,204,812   $     12,954,024
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                             (309)              (126)          (902,767)         7,458,542
    Forward foreign currency contracts and foreign
      currency transactions                                         --                 --                 --                 --
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                               --                 --         (4,716,255)        (1,472,002)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                     --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                               4,361,667          3,633,902          4,585,790         18,940,564
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                   --                 --         (2,691,101)        (4,052,501)
  Net investment income - Class B                                   --                 --            (61,526)          (113,234)
  Net investment income - Class C                                   --                 --           (605,076)          (852,567)
  Net investment income - Class Y                                   --                 --           (208,113)          (309,378)
  Net investment income - Class P                           (4,361,976)        (3,634,028)        (7,186,361)        (8,525,424)
  Net realized gains from investment
    activities - Class A                                            --                 --         (1,629,364)                --
  Net realized gains from investment
    activities - Class B                                            --                 --            (42,754)                --
  Net realized gains from investment
    activities - Class C                                            --                 --           (423,048)                --
  Net realized gains from investment
    activities - Class Y                                            --                 --           (118,841)                --
  Net realized gains from investment
    activities - Class P                                            --                 --         (4,301,214)                --
                                                            (4,361,976)        (3,634,028)       (17,267,398)       (13,853,104)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                     147,688,648        224,445,629         65,408,598        119,794,862
  Cost of shares repurchased                              (114,448,678)      (166,362,878)       (52,294,460)       (99,721,593)
  Proceeds from dividends reinvested                         4,124,994          3,378,866         15,439,707         12,161,782
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                        37,364,964         61,461,617         28,553,845         32,235,051
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                     37,364,655         61,461,491         15,872,237         37,322,511
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                      227,528,109        166,066,618        509,786,796        472,464,285
  End of period                                       $    264,892,764   $    227,528,109   $    525,659,033   $    509,786,796
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                  $             --   $             --   $       (547,365)  $             --
-------------------------------------------------------------------------------------------------------------------------------

                                                                   UBS PACE                              UBS PACE
                                                           INTERMEDIATE FIXED INCOME              STRATEGIC FIXED INCOME
                                                                  INVESTMENTS                            INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                         FOR THE SIX                           FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                               $      6,881,242   $     11,979,348   $     11,084,242   $     14,904,819
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                       (4,226,371)           722,344         (5,641,644)        10,817,038
    Forward foreign currency contracts and foreign
      currency transactions                                   (339,078)           721,567         (1,551,896)         2,314,558
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                          952,415         (3,368,192)        (3,638,539)        (3,637,089)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                               (112,022)          (444,969)           136,624           (154,439)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                               3,156,186          9,610,098            388,787         24,244,887
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                           (1,135,234)        (2,461,828)          (620,760)          (771,766)
  Net investment income - Class B                              (13,393)           (60,885)           (35,308)           (87,621)
  Net investment income - Class C                              (93,507)          (216,782)          (187,686)          (237,708)
  Net investment income - Class Y                              (18,312)           (39,084)           (27,254)           (28,544)
  Net investment income - Class P                           (5,670,571)        (9,313,207)       (13,244,399)       (14,147,579)
  Net realized gains from investment
    activities - Class A                                            --                 --                 --           (548,508)
  Net realized gains from investment
    activities - Class B                                            --                 --                 --            (90,297)
  Net realized gains from investment
    activities - Class C                                            --                 --                 --           (198,165)
  Net realized gains from investment
    activities - Class Y                                            --                 --                 --            (16,511)
  Net realized gains from investment
    activities - Class P                                            --                 --                 --         (8,912,182)
                                                            (6,931,017)       (12,091,786)       (14,115,407)       (25,038,881)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                      61,664,933        125,092,768         94,577,492        165,854,478
  Cost of shares repurchased                               (56,772,108)      (102,710,498)       (48,434,836)      (112,018,802)
  Proceeds from dividends reinvested                         6,418,049         11,049,220         13,776,184         24,338,634
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                        11,310,874         33,431,490         59,918,840         78,174,310
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                      7,536,043         30,949,802         46,192,220         77,380,316
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                      398,612,159        367,662,357        463,736,004        386,355,688
  End of period                                       $    406,148,202   $    398,612,159   $    509,928,224   $    463,736,004
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                  $         72,906   $        122,681   $        182,932   $      3,295,114
-------------------------------------------------------------------------------------------------------------------------------

                                                                    UBS PACE                              UBS PACE
                                                            MUNICIPAL FIXED INCOME                 GLOBAL FIXED INCOME
                                                                   INVESTMENTS                          INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                         FOR THE SIX                           FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income                               $      4,032,922   $      8,052,730   $      5,418,627   $      8,980,486
  Net realized gains (losses) from:
    Investments, futures, options written, short
      sales and swaps                                         (243,242)           941,267            565,252         11,805,323
    Forward foreign currency contracts and foreign
      currency transactions                                         --                 --         (5,920,499)        15,854,189
  Net change in unrealized appreciation/depreciation
    of:
    Investments, futures, options written, short
      sales and swaps                                       (1,832,217)        (2,299,471)        (1,722,337)       (10,440,003)
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                     --                 --          3,446,784         (2,146,423)
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                               1,957,463          6,694,526          1,787,827         24,053,572
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                           (1,748,737)        (3,913,061)        (4,941,912)        (9,288,996)
  Net investment income - Class B                              (23,737)           (85,409)           (42,576)           (93,928)
  Net investment income - Class C                             (271,667)          (605,527)          (287,097)          (484,134)
  Net investment income - Class Y                               (3,166)            (6,550)          (320,973)          (608,419)
  Net investment income - Class P                           (1,984,983)        (3,444,998)       (11,215,330)       (14,601,051)
  Net realized gains from investment
    activities - Class A                                            --                 --         (2,103,145)          (275,150)
  Net realized gains from investment
    activities - Class B                                            --                 --            (20,197)            (3,248)
  Net realized gains from investment
    activities - Class C                                            --                 --           (131,657)           (15,545)
  Net realized gains from investment
    activities - Class Y                                            --                 --           (130,019)           (17,005)
  Net realized gains from investment
    activities - Class P                                            --                 --         (4,705,956)          (402,636)
                                                            (4,032,290)        (8,055,545)       (23,898,862)       (25,790,112)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                      23,850,602         43,903,633         61,702,570        110,053,612
  Cost of shares repurchased                               (26,812,526)       (54,324,278)       (44,000,555)       (76,153,174)
  Proceeds from dividends reinvested                         3,343,968          6,533,146         21,748,555         22,748,986
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets from
    beneficial interest transactions                           382,044         (3,887,499)        39,450,570         56,649,424
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                     (1,692,783)        (5,248,518)        17,339,535         54,912,884
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                      251,335,574        256,584,092        438,366,859        383,453,975
  End of period                                       $    249,642,791   $    251,335,574   $    455,706,394   $    438,366,859
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in excess
    of) net investment income (loss)                  $            632   $             --   $      2,940,372   $     14,329,633
-------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

                                                                   UBS PACE                               UBS PACE
                                                                LARGE CO VALUE                        LARGE CO GROWTH
                                                              EQUITY INVESTMENTS                     EQUITY INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                        FOR THE SIX                           FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                        $      7,618,230   $     14,166,765   $       (704,795)  $      1,012,868
  Net realized gains (losses) from:
    Investments, commissions recaptured and futures         82,103,886         74,056,309         40,439,988         38,148,379
    Forward foreign currency contracts and foreign
      currency transactions                                         40                (40)               238                 16
  Net change in unrealized
    appreciation/depreciation of:
    Investments and futures                                 15,001,401        104,074,063         13,105,213         87,547,937
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                     --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                             104,723,557        192,297,097         52,840,644        126,709,200
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                           (2,811,131)        (3,302,996)                --                 --
  Net investment income - Class B                                   --                 --                 --                 --
  Net investment income - Class C                              (40,382)           (94,894)                --                 --
  Net investment income - Class Y                             (494,689)          (518,871)           (38,639)                --
  Net investment income - Class P                          (10,815,370)        (8,802,029)          (976,879)                --
  Net realized gains from investment
    activities - Class A                                    (6,563,489)                --                 --                 --
  Net realized gains from investment
    activities - Class B                                      (139,073)                --                 --                 --
  Net realized gains from investment
    activities - Class C                                      (826,430)                --                 --                 --
  Net realized gains from investment
    activities - Class Y                                      (925,110)                --                 --                 --
  Net realized gains from investment
    activities - Class P                                   (20,225,630)                --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
                                                           (42,841,304)       (12,718,790)        (1,015,518)                --
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                     150,718,898        262,895,159        153,133,431        259,793,530
  Cost of shares repurchased                              (115,378,996)      (225,829,854)       (82,748,500)      (157,328,240)
  Proceeds from dividends reinvested                        41,467,749         12,283,985          1,000,787                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial
    interest transactions                                   76,807,651         49,349,290         71,385,718        102,465,290
-------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                   --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                               138,689,904        228,927,597        123,210,844        229,174,490
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                    1,235,530,321      1,006,602,724        914,093,698        684,919,208
  End of period                                       $  1,374,220,225   $  1,235,530,321   $  1,037,304,542   $    914,093,698
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in
    excess of) net investment income (loss)           $        676,559   $      7,219,901   $       (707,429)  $      1,012,884
-------------------------------------------------------------------------------------------------------------------------------

                                                                    UBS PACE                             UBS PACE
                                                             SMALL/MEDIUM CO VALUE                SMALL/MEDIUM CO GROWTH
                                                               EQUITY INVESTMENTS                   EQUITY INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                        FOR THE SIX                           FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                        $         51,194   $       (661,592)  $     (1,232,208)  $     (2,956,668)
  Net realized gains (losses) from:
    Investments, commissions recaptured and futures         34,205,522         62,560,612         53,385,845         20,928,779
    Forward foreign currency contracts and foreign
      currency transactions                                         --                388                 --                 45
  Net change in unrealized
    appreciation/depreciation of:
    Investments and futures                                (25,662,358)        18,054,483        (28,201,404)        66,820,351
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                    104                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                               8,594,462         79,953,891         23,952,233         84,792,507
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                                   --                 --                 --                 --
  Net investment income - Class B                                   --                 --                 --                 --
  Net investment income - Class C                                   --                 --                 --                 --
  Net investment income - Class Y                                   --                 --                 --                 --
  Net investment income - Class P                                   --                 --                 --                 --
  Net realized gains from investment
    activities - Class A                                    (9,372,561)        (5,167,885)        (7,647,042)          (246,244)
  Net realized gains from investment
    activities - Class B                                      (526,355)          (576,683)          (183,663)           (10,739)
  Net realized gains from investment
    activities - Class C                                    (2,507,674)        (1,406,141)        (1,102,955)           (37,275)
  Net realized gains from investment
    activities - Class Y                                      (817,914)          (394,662)          (543,931)           (13,563)
  Net realized gains from investment
    activities - Class P                                   (66,750,635)       (29,368,166)       (49,707,564)        (1,173,710)
-------------------------------------------------------------------------------------------------------------------------------
                                                           (79,975,139)       (36,913,537)       (59,185,155)        (1,481,531)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                      55,426,446         98,632,360         55,762,393         95,303,311
  Cost of shares repurchased                               (43,726,294)       (84,662,517)       (41,671,665)       (86,010,378)
  Proceeds from dividends reinvested                        78,650,331         36,228,640         58,111,179          1,450,971
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial
    interest transactions                                   90,350,483         50,198,483         72,201,907         10,743,904
-------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                   --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                18,969,806         93,238,837         36,968,985         94,054,880
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                      445,263,692        352,024,855        431,476,062        337,421,182
  End of period                                       $    464,233,498   $    445,263,692   $    468,445,047   $    431,476,062
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in
    excess of) net investment income (loss)           $         51,194   $             --   $     (1,232,208)  $             --
-------------------------------------------------------------------------------------------------------------------------------

                                                                    UBS PACE                             UBS PACE
                                                                  INTERNATIONAL                   INTERNATIONAL EMERGING
                                                               EQUITY INVESTMENTS               MARKETS EQUITY INVESTMENTS
                                                      -----------------------------------   -----------------------------------
                                                        FOR THE SIX                           FOR THE SIX
                                                        MONTHS ENDED         FOR THE          MONTHS ENDED         FOR THE
                                                      JANUARY 31, 2006      YEAR ENDED      JANUARY 31, 2006      YEAR ENDED
                                                        (UNAUDITED)       JULY 31, 2005       (UNAUDITED)       JULY 31, 2005
-------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income (loss)                        $      2,679,050   $     11,962,129   $      1,438,269   $      2,357,525
  Net realized gains (losses) from:
    Investments, commissions recaptured and futures         32,405,959         27,977,503         21,674,055         29,966,063
    Forward foreign currency contracts and foreign
      currency transactions                                   (491,770)          (272,002)          (184,451)          (582,938)
  Net change in unrealized
    appreciation/depreciation of:
    Investments and futures                                112,756,076         78,881,825         44,121,768         33,018,810
    Other assets and liabilities denominated in
      foreign currency and forward foreign currency
      contracts                                                305,414           (162,864)           (92,979)            32,868
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    operations                                             147,654,729        118,386,591         66,956,662         64,792,328
-------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income - Class A                           (1,382,690)          (407,967)          (165,084)              (743)
  Net investment income - Class B                               (1,002)                --                 --                 --
  Net investment income - Class C                              (42,341)                --             (8,961)                --
  Net investment income - Class Y                             (868,192)          (366,534)          (195,302)           (22,732)
  Net investment income - Class P                          (12,323,927)        (3,759,389)        (2,035,705)          (144,070)
  Net realized gains from investment
    activities - Class A                                            --                 --                 --                 --
  Net realized gains from investment
    activities - Class B                                            --                 --                 --                 --
  Net realized gains from investment
    activities - Class C                                            --                 --                 --                 --
  Net realized gains from investment
    activities - Class Y                                            --                 --                 --                 --
  Net realized gains from investment
    activities - Class P                                            --                 --                 --                 --
-------------------------------------------------------------------------------------------------------------------------------
                                                           (14,618,152)        (4,533,890)        (2,405,052)          (167,545)
-------------------------------------------------------------------------------------------------------------------------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of shares                     127,349,147        218,161,287         45,771,758         69,352,891
  Cost of shares repurchased                               (69,747,177)      (126,855,189)       (27,861,858)       (37,568,480)
  Proceeds from dividends reinvested                        14,298,782          4,442,443          2,371,526            165,698
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets from beneficial
    interest transactions                                   71,900,752         95,748,541         20,281,426         31,950,109
-------------------------------------------------------------------------------------------------------------------------------
  Redemption fees                                                   --                 15                 --                499
-------------------------------------------------------------------------------------------------------------------------------
  Net increase in net assets                               204,937,329        209,601,257         84,833,036         96,575,391
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                      776,174,373        566,573,116        235,927,927        139,352,536
  End of period                                       $    981,111,702   $    776,174,373   $    320,760,963   $    235,927,927
-------------------------------------------------------------------------------------------------------------------------------
  Accumulated undistributed (distributions in
    excess of) net investment income (loss)           $     (3,205,321)  $      8,733,781   $        584,538   $      1,551,321
-------------------------------------------------------------------------------------------------------------------------------

                 See accompanying notes to financial statements

UBS PACE SELECT ADVISORS TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments and UBS PACE Global Fixed Income Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS - Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current market value for its portfolio securities. The Portfolios normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM"), the investment manager, administrator and principal underwriter of the Portfolios, or by the relevant Portfolio investment sub-advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Prior to November 1, 2005, foreign currency exchange rates were generally determined prior to the close of the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occurred between the time at which they were determined and the close of the NYSE, which would not have been reflected in the computation of the Portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time periods, the securities were valued at their fair value as determined in good faith by or under the direction of the Board. Effective November 1, 2005, the Portfolios began using the foreign currency exchange rates determined as of the close of regular trading on the NYSE.

REPURCHASE AGREEMENTS - The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES - Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated using foreign currency exchange rates determined as of the close of regular trading on the NYSE; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

FORWARD FOREIGN CURRENCY CONTRACTS - Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if
(1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount not less than the value of a Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

SECURITIES TRADED ON TO-BE-ANNOUNCED BASIS - The Portfolios may from time to time purchase securities on to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, U.S. government securities or other liquid securities are segregated in an amount in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2006, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments held TBA securities with a total cost of $261,848,086 and $9,439,141, respectively.

OPTION WRITING - Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Written option activity for the six months ended January 31, 2006 for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Strategic Fixed Income Investments was as follows:

                                              UBS PACE GOVERNMENT        UBS PACE INTERMEDIATE        UBS PACE STRATEGIC
                                            SECURITIES FIXED INCOME          FIXED INCOME                FIXED INCOME
                                                  INVESTMENTS                 INVESTMENTS                 INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF     AMOUNT OF                   AMOUNT OF     NUMBER OF      AMOUNT OF
                                            CONTRACTS     PREMIUMS      NUMBER OF     PREMIUMS      CONTRACTS      PREMIUMS
                                              (000)       RECEIVED      CONTRACTS     RECEIVED        (000)        RECEIVED
-----------------------------------------------------------------------------------------------------------------------------
Options outstanding at July 31, 2005            30,000   $   433,500           116   $    84,763             0*   $   103,346
Options written                                 43,001       508,550            --            --        29,500        245,225
Options expired prior to exercise              (30,000)     (433,500)         (116)      (84,763)           (0)*     (103,346)
-----------------------------------------------------------------------------------------------------------------------------
Options outstanding at January 31, 2006**       43,001   $   508,550            --   $        --        29,500    $   245,225
-----------------------------------------------------------------------------------------------------------------------------

*   Amount represents less than 500 contracts.
** For additional information regarding the written options outstanding at January 31, 2006, please refer to the footnotes in the Portfolio of Investments for the respective Portfolios.

WRITTEN CALL OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the market value of the securities subject to the written call options outstanding, which aggregated $146,200 and $64,090 for UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments, respectively, at January 31, 2006.

WRITTEN PUT OPTIONS - In the event that the counterparty to the written options contracts defaults on its obligation under the contracts, the maximum loss related to these contracts is limited to the notional amount of the written put options outstanding. At January 31, 2006, none of the Portfolios held written put options.

PURCHASED OPTIONS - Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included in the Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

FUTURES CONTRACTS - Certain Portfolios may use financial futures contracts for hedging purposes and to adjust exposure to U.S. and foreign equity markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. Using financial futures contracts involves various market risks. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value.

Upon entering into a financial futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying financial futures contracts, except that in the case of UBS PACE Global Fixed Income Investments, which certain futures contracts call for payments to be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

SHORT SALES "AGAINST THE BOX" - Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its investment manager or sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

REVERSE REPURCHASE AGREEMENTS - Certain Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Portfolio enters into reverse repurchase agreements, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. The Portfolios did not enter into any reverse repurchase agreements during the six months ended January 31, 2006.

INTEREST RATE SWAP AGREEMENTS - Certain Portfolios may enter into interest rate swap agreements to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

At January 31, 2006, UBS PACE Government Securities Fixed Income Investments and UBS PACE Strategic Fixed Income Investments had outstanding interest rate swap contracts with the following terms:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

                                                                         RATE TYPE
                          NOTIONAL                          -------------------------------------       UNREALIZED
                           AMOUNT           TERMINATION       PAYMENTS MADE     PAYMENTS RECEIVED      APPRECIATION
                            (000)              DATES           BY THE FUND         BY THE FUND        (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------
USD                               3,000           12/15/15              5.000%              4.680%+  $           7,551
USD                               3,600           06/21/16              5.000               4.680+             (22,210)
USD                              10,000           06/21/16              5.000               4.680+             (61,694)
----------------------------------------------------------------------------------------------------------------------
                                                                                                     $         (76,353)
----------------------------------------------------------------------------------------------------------------------

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                                         RATE TYPE
                          NOTIONAL                          -------------------------------------        UNREALIZED
                           AMOUNT           TERMINATION       PAYMENTS MADE     PAYMENTS RECEIVED       APPRECIATION
                            (000)              DATES           BY THE FUND         BY THE FUND         (DEPRECIATION)
-----------------------------------------------------------------------------------------------------------------------
EUR                                 200           06/18/34              2.699%++            6.000%    $          (4,707)
EUR                               1,900           06/18/34              2.699++             6.000                 9,594
GBP                              21,300           09/20/09              4.616+++            4.500              (126,126)
GBP                               4,600           09/15/10              4.616+++            5.000               156,072
GBP                               6,700           09/15/10              4.616+++            5.000               235,967
GBP                               7,100           09/15/10              4.616+++            5.000               232,843
GBP                               7,900           09/15/10              4.616+++            5.000                53,684
GBP                                 200           06/18/34              5.000               4.616+++              9,632
GBP                               3,100           06/18/34              5.000               4.616+++            (54,547)
GBP                               6,600           06/18/34              5.000               4.616+++           (119,770)
JPY                           3,000,000           06/15/12              2.000               0.086++++          (685,114)
USD                               8,300           06/21/11              4.680+              5.000                15,007
USD                              10,700           06/21/11              4.680+              5.000               (34,154)
USD                              45,500           06/21/11              4.680+              5.000                69,526
USD                               4,300           06/21/16              4.680+              5.000                26,528
USD                               8,900           12/15/25              5.000               4.680+              592,255
USD                               1,700           06/15/31              6.000               4.680+             (318,730)
USD                               2,500           12/17/31              6.000               4.680+             (389,832)
-----------------------------------------------------------------------------------------------------------------------
                                                                                                      $        (331,872)
-----------------------------------------------------------------------------------------------------------------------

+ Rate based on 3 Month LIBOR (London Interbank Offered Rate). ++ Rate based on 6 Month LIBOR (EUR on Interbank Offered Rate). +++ Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate). ++++ Rate based on 6 Month LIBOR (JPY on Interbank Offered Rate).
EUR   Euro Dollars
GBP   Great Britain Pounds
JPY   Japanese Yen
USD   U.S. Dollars

CREDIT DEFAULT SWAP AGREEMENTS - Credit default swap agreements involve commitments to pay interest and principal in the event of a default of a security or a credit event. The Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or credit event.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon termination of swap contracts on the Statement of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

If no default or credit event occurs, the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

At January 31, 2006, UBS PACE Strategic Fixed Income Investments had outstanding credit default swap contracts with the following terms:

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

                                                                         RATE TYPE
                          NOTIONAL                          -------------------------------------
                           AMOUNT           TERMINATION       PAYMENTS MADE     PAYMENTS RECEIVED        UNREALIZED
                            (000)              DATES           BY THE FUND         BY THE FUND          APPRECIATION
----------------------------------------------------------------------------------------------------------------------
USD                               3,300           03/20/07              0.000%*             4.650%   $          26,457
USD                               6,000           03/20/07              0.000**             4.100               51,946
----------------------------------------------------------------------------------------------------------------------
                                                                                                     $          78,403
----------------------------------------------------------------------------------------------------------------------

* Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the General Motors Acceptance Corporation bond, 6.875%, due 08/28/12.
** Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Ford Motor Credit Co. bond, 7.000%, due 10/01/13.

DIVIDENDS AND DISTRIBUTIONS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the UBS PACE Global Fixed Income Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which the UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments Portfolios tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio pays UBS Global AM investment management and administration fees, which are accrued daily and paid monthly, in accordance with the following schedule:

                                                                                     ANNUAL RATE
                                                                                 AS A PERCENTAGE OF
                                                                                  EACH PORTFOLIO'S
              PORTFOLIO                                                       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                       0.350%

                                                                                     ANNUAL RATE
                                                                                 AS A PERCENTAGE OF
                                                                                  EACH PORTFOLIO'S
              PORTFOLIO                                                       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                        0.700% up to $500 million
                                                                              0.650% above $500 million
                                                                                   up to $1 billion
                                                                               0.625% above $1 billion
                                                                                  up to $1.5 billion
                                                                              0.600% above $1.5 billion
                                                                                   up to $2 billion
                                                                                0.575% above $2 billion

UBS PACE Intermediate Fixed Income Investments                                 0.600% up to $500 million
                                                                              0.550% above $500 million
                                                                                   up to $1 billion
                                                                               0.525% above $1 billion
                                                                                  up to $1.5 billion
                                                                              0.500% above $1.5 billion
                                                                                   up to $2 billion
                                                                                0.475% above $2 billion

UBS PACE Strategic Fixed Income Investments                                    0.700% up to $500 million
                                                                              0.650% above $500 million
                                                                                   up to $1 billion
                                                                               0.625% above $1 billion
                                                                                  up to $1.5 billion
                                                                              0.600% above $1.5 billion
                                                                                   up to $2 billion
                                                                                0.575% above $2 billion

UBS PACE Municipal Fixed Income Investments                                    0.600% up to $500 million
                                                                              0.550% above $500 million
                                                                                   up to $1 billion
                                                                               0.525% above $1 billion
                                                                                  up to $1.5 billion
                                                                              0.500% above $1.5 billion
                                                                                   up to $2 billion
                                                                                0.475% above $2 billion

UBS PACE Global Fixed Income Investments                                        0.800% up to $1 billion
                                                                               0.775% above $1 billion
                                                                                   up to $2 billion
                                                                                0.750% above $2 billion

UBS PACE Large Co Value Equity Investments                                              0.800%*

UBS PACE Large Co Growth Equity Investments                                    0.800% up to $500 million
                                                                              0.775% above $500 million
                                                                                   up to $1 billion
                                                                               0.750% above $1 billion
                                                                                   up to $2 billion
                                                                                0.725% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments                              0.800% up to $750 million
                                                                               0.775% above $750 million

UBS PACE Small/Medium Co Growth Equity Investments                             0.800% up to $750 million
                                                                               0.775% above $750 million

* See pages 173-174 for additional information.

                                                                                     ANNUAL RATE
                                                                                 AS A PERCENTAGE OF
                                                                                  EACH PORTFOLIO'S
              PORTFOLIO                                                       AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------
UBS PACE International Equity Investments                                      0.900% up to $500 million
                                                                              0.875% above $500 million
                                                                                   up to $1 billion
                                                                               0.850% above $1 billion
                                                                                   up to $2 billion
                                                                                0.825% above $2 billion

UBS PACE International Emerging Markets Equity Investments                     1.100% up to $500 million
                                                                              1.075% above $500 million
                                                                                   up to $1 billion
                                                                               1.050% above $1 billion
                                                                                   up to $2 billion
                                                                                1.025% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                              ANNUAL RATE
                                                                                                          AS A PERCENTAGE OF
                                                                                                           EACH PORTFOLIO'S
              PORTFOLIO                                       INVESTMENT SUB-ADVISOR                   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed            Pacific Investment Management Company, LLC                      0.225%
  Income Investments

UBS PACE Intermediate Fixed Income Investments  BlackRock Financial Management, Inc.                   0.200% up to $120 million
                                                                                                       0.100% above $120 million

UBS PACE Strategic Fixed Income Investments     Pacific Investment Management Company, LLC                      0.250%

UBS PACE Municipal Fixed Income Investments     Standish Mellon Asset Management Company, LLC            0.200% up to $60 million
                                                                                                         0.150% above $60 million

UBS PACE Global Fixed Income Investments        Fischer Francis Trees & Watts, Inc. (and affiliates)   0.250% up to $400 million
                                                                                                       0.200% above $400 million
                                                Rogge Global Partners plc                                       0.250%

UBS PACE Large Co Value Equity Investments      Institutional Capital Corp.                                     0.300%
                                                SSgA Funds Management, Inc.                                     0.150%
                                                Westwood Management Corp.                                       0.300%

UBS PACE Large Co Growth Equity Investments     GE Asset Management, Inc.                                       0.300%
                                                Marsico Capital Management, LLC                                 0.300%
                                                SSgA Funds Management, Inc.                                     0.150%

UBS PACE Small/Medium Co Value Equity           Ariel Capital Management, LLC                                   0.300%
  Investments                                   Metropolitan West Capital Management, LLC*                      0.400%
                                                Opus Capital Management, Inc.*                         0.500% up to $75 million
                                                                                                       0.450% above $75 million

UBS PACE Small/Medium Co Growth Equity          Delaware Management Company, Inc.                               0.400%
  Investments                                                                                          0.450% up to $100 million
                                                Forstmann-Leff Associates, LLC**                       0.400% above $100 million
                                                                                                                0.400%
                                                Riverbridge Partners, LLC**

* Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. replaced ICM Asset Management, Inc. effective October 1, 2005.
** Forstmann-Leff Associates, LLC and Riverbridge Partners, LLC became sub-advisors effective October 1, 2005.

                                                                                                              ANNUAL RATE
                                                                                                          AS A PERCENTAGE OF
                                                                                                           EACH PORTFOLIO'S
PORTFOLIO                                                     INVESTMENT SUB-ADVISOR                   AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------
UBS PACE International Equity Investments       J.P. Morgan Asset Management, Inc.                              0.200%
                                                Martin Currie, Inc.                                   0.350% up to $150 million
                                                                                                      0.300% above $150 million
                                                                                                           up to $250 million
                                                                                                      0.250% above $250 million
                                                                                                          up to $350 million
                                                                                                      0.200% above $350 million
                                                Mondrian Investment Partners Ltd.                     0.350% up to $150 million
                                                                                                      0.300% above $150 million

UBS PACE International Emerging Markets         Mondrian Investment Partners Ltd.                     0.650% up to $150 million
  Equity Investments                                                                                  0.550% above $150 million
                                                                                                           up to $250 million
                                                                                                       0.500% above $250 million
                                                Gartmore Global Partners                                       .500%

At January 31, 2006, certain Portfolios owed UBS Global AM for investment management and administration fees as follows:

                                                                        AMOUNTS
                   PORTFOLIO                                              OWED
--------------------------------------------------------------------------------
UBS PACE Money Market Investments                                      $  81,677
UBS PACE Government Securities Fixed Income Investments                  311,193
UBS PACE Intermediate Fixed Income Investments                           207,095
UBS PACE Strategic Fixed Income Investments                              301,994
UBS PACE Municipal Fixed Income Investments                              126,761
UBS PACE Global Fixed Income Investments                                 309,249
UBS PACE Large Co Value Equity Investments                               768,244
UBS PACE Large Co Growth Equity Investments                              642,757
UBS PACE Small/Medium Co Value Equity Investments                        307,247
UBS PACE Small/Medium Co Growth Equity Investments                       306,130
UBS PACE International Equity Investments                                717,513
UBS PACE International Emerging Markets Equity Investments               283,076

UBS Global AM has entered into a written agreement with each of UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower overall fees paid to the Portfolios' investment sub-advisors as a result of the lower sub-advisory fees paid by UBS Global AM to SSgA. Additionally, UBS PACE Large Co Value Equity Investments and UBS Global AM have entered into additional fee waivers, effective December 1, 2003, whereby, UBS Global AM has agreed to permanently reduce its management fees based on the Portfolio's average daily net assets of the Portfolio as follows: $0 to $250 million-0.60%; in excess of $250 million up to $500 million-0.57%; in excess of $500 million up to $1 billion-0.53%; and over $1 billion-0.50%.

For the six months ended January 31, 2006, UBS Global AM was contractually obligated to waive $803,857 and $216,204 in investment management and administration fees for UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Investments, respectively. Additionally, for the six months ended January 31, 2006, UBS Global AM had the following voluntary expense reimbursements and recoupments. The recoupments are included in the investment management and administration fees on the Statement of Operations. The expense reimbursements for the six months ended January 31, 2006, which are subject to repayment by the Portfolios through December 1, 2009, were as follows:

                                                                EXPENSE
          PORTFOLIO                                          REIMBURSEMENTS     RECOUPMENTS
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                           $        435,875                --
UBS PACE Government Securities Fixed Income Investments              229,204                --
UBS PACE Intermediate Fixed Income Investments                        34,217                --
UBS PACE Strategic Fixed Income Investments                          103,961  $          1,926
UBS PACE Municipal Fixed Income Investments                           91,280                --
UBS PACE Global Fixed Income Investments                             232,982               189
UBS PACE Large Co Value Equity Investments                               542            15,011
UBS PACE Large Co Growth Equity Investments                            2,434            17,170
UBS PACE Small/Medium Co Value Equity Investments                        152             1,436
UBS PACE Small/Medium Co Growth Equity Investments                    62,168                --
UBS PACE International Equity Investments                                 42            32,469
UBS PACE International Emerging Markets Equity Investments                --            90,976

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse certain operating expenses for the twelve months ending December 1, 2006 to maintain the total annual operating expenses at a level not to exceed the following:

                                                                                  EFFECTIVE
                       PORTFOLIO                                                   12/01/05
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                                         0.60%
UBS PACE Government Securities Fixed Income Investments--Class A                          1.12
UBS PACE Government Securities Fixed Income Investments--Class B                          1.87
UBS PACE Government Securities Fixed Income Investments--Class C                          1.62
UBS PACE Government Securities Fixed Income Investments--Class Y                          0.87
UBS PACE Government Securities Fixed Income Investments--Class P                          0.87
UBS PACE Intermediate Fixed Income Investments--Class A                                   1.05
UBS PACE Intermediate Fixed Income Investments--Class B                                   1.80
UBS PACE Intermediate Fixed Income Investments--Class C                                   1.55
UBS PACE Intermediate Fixed Income Investments--Class Y                                   0.80
UBS PACE Intermediate Fixed Income Investments--Class P                                   0.80
UBS PACE Strategic Fixed Income Investments--Class A                                      1.18
UBS PACE Strategic Fixed Income Investments--Class B                                      1.93
UBS PACE Strategic Fixed Income Investments--Class C                                      1.68
UBS PACE Strategic Fixed Income Investments--Class Y                                      0.93
UBS PACE Strategic Fixed Income Investments--Class P                                      0.93
UBS PACE Municipal Fixed Income Investments--Class A                                      1.01
UBS PACE Municipal Fixed Income Investments--Class B                                      1.76
UBS PACE Municipal Fixed Income Investments--Class C                                      1.51
UBS PACE Municipal Fixed Income Investments--Class Y                                      0.76

                                                                                  EFFECTIVE
                       PORTFOLIO                                                   12/01/05
----------------------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments--Class P                                      0.76%
UBS PACE Global Fixed Income Investments--Class A                                         1.38
UBS PACE Global Fixed Income Investments--Class B                                         2.13
UBS PACE Global Fixed Income Investments--Class C                                         1.88
UBS PACE Global Fixed Income Investments--Class Y                                         1.13
UBS PACE Global Fixed Income Investments--Class P                                         1.13
UBS PACE Large Co Value Equity Investments--Class A                                       1.27
UBS PACE Large Co Value Equity Investments--Class B                                       2.02
UBS PACE Large Co Value Equity Investments--Class C                                       2.02
UBS PACE Large Co Value Equity Investments--Class Y                                       1.02
UBS PACE Large Co Value Equity Investments--Class P                                       1.02
UBS PACE Large Co Growth Equity Investments--Class A                                      1.30
UBS PACE Large Co Growth Equity Investments--Class B                                      2.05
UBS PACE Large Co Growth Equity Investments--Class C                                      2.05
UBS PACE Large Co Growth Equity Investments--Class Y                                      1.05
UBS PACE Large Co Growth Equity Investments--Class P                                      1.05
UBS PACE Small/Medium Co Value Equity Investments--Class A                                1.41
UBS PACE Small/Medium Co Value Equity Investments--Class B                                2.16
UBS PACE Small/Medium Co Value Equity Investments--Class C                                2.16
UBS PACE Small/Medium Co Value Equity Investments--Class Y                                1.16
UBS PACE Small/Medium Co Value Equity Investments--Class P                                1.16
UBS PACE Small/Medium Co Growth Equity Investments--Class A                               1.38
UBS PACE Small/Medium Co Growth Equity Investments--Class B                               2.13
UBS PACE Small/Medium Co Growth Equity Investments--Class C                               2.13
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                               1.13
UBS PACE Small/Medium Co Growth Equity Investments--Class P                               1.13
UBS PACE International Equity Investments--Class A                                        1.65
UBS PACE International Equity Investments--Class B                                        2.40
UBS PACE International Equity Investments--Class C                                        2.40
UBS PACE International Equity Investments--Class Y                                        1.40
UBS PACE International Equity Investments--Class P                                        1.40
UBS PACE International Emerging Markets Equity Investments--Class A                       2.25
UBS PACE International Emerging Markets Equity Investments--Class B                       3.00
UBS PACE International Emerging Markets Equity Investments--Class C                       3.00
UBS PACE International Emerging Markets Equity Investments--Class Y                       2.00
UBS PACE International Emerging Markets Equity Investments--Class P                       2.00

Each Portfolio will repay UBS Global AM for any such reimbursed payments during a three-year period following December 1, 2006, to the extent that operating expenses are otherwise below the expense caps.

Portfolio expense caps were changed effective 12/01/05. For this reason the current expense caps may not correspond directly to the expense ratios disclosed in the Financial Highlights as the periods reflected differ.

At January 31, 2006, the following Portfolios had remaining expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

                                                                    EXPENSE
                                                                  REIMBURSEMENTS    EXPIRES     EXPIRES     EXPIRES      EXPIRES
                                                                   SUBJECT TO       JULY 31,    JULY 31,    JULY 31,     JULY 31,
                        PORTFOLIO                                   REPAYMENT         2006        2007        2008        2009
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                 $    2,368,548  $   703,657 $   510,180  $   718,836  $   435,875
UBS PACE Government Securities Fixed Income Investments--Class A         732,683      329,289     216,241      131,857       55,296
UBS PACE Government Securities Fixed Income Investments--Class B          41,719       21,806      12,369        5,606        1,938
UBS PACE Government Securities Fixed Income Investments--Class C         255,503      108,668      75,838       47,054       23,943
UBS PACE Government Securities Fixed Income Investments--Class Y          59,732       32,896      15,212        8,778        2,846
UBS PACE Government Securities Fixed Income Investments--Class P       1,017,063      311,241     295,474      265,167      145,181
UBS PACE Intermediate Fixed Income Investments--Class A                  232,359      135,304      62,979       18,529       15,547
UBS PACE Intermediate Fixed Income Investments--Class B                   14,744        9,127       3,162        1,730          725
UBS PACE Intermediate Fixed Income Investments--Class C                   23,640       14,091       5,375        2,749        1,425
UBS PACE Intermediate Fixed Income Investments--Class Y                    4,311        2,534         941          606          230
UBS PACE Intermediate Fixed Income Investments--Class P                  352,505      188,642     105,228       42,345       16,290
UBS PACE Strategic Fixed Income Investments--Class A                      14,117        9,761       4,356           --           --
UBS PACE Strategic Fixed Income Investments--Class B                       5,038        2,614         977          770          677
UBS PACE Strategic Fixed Income Investments--Class C                       2,802        2,802          --           --           --
UBS PACE Strategic Fixed Income Investments--Class P                     736,049      231,947     186,960      213,858      103,284
UBS PACE Municipal Fixed Income Investments--Class A                     513,263      207,083     175,866       92,476       37,838
UBS PACE Municipal Fixed Income Investments--Class B                      23,280       12,234       7,322        2,881          843
UBS PACE Municipal Fixed Income Investments--Class C                      87,404       34,944      30,233       15,723        6,504
UBS PACE Municipal Fixed Income Investments--Class Y                       1,008          380         313          214          101
UBS PACE Municipal Fixed Income Investments--Class P                     290,521       80,057      98,160       66,310       45,994
UBS PACE Global Fixed Income Investments--Class A                        460,854      209,982     150,181       72,872       27,819
UBS PACE Global Fixed Income Investments--Class B                          6,067        2,650       2,095          977          345
UBS PACE Global Fixed Income Investments--Class C                         30,555       14,917       7,929        5,871        1,838
UBS PACE Global Fixed Income Investments--Class Y                          8,953        6,563       2,390           --           --
UBS PACE Global Fixed Income Investments--Class P                      1,193,024      286,377     334,334      369,333      202,980
UBS PACE Large Co Value Equity Investments--Class A                      137,666      137,666          --           --           --
UBS PACE Large Co Value Equity Investments--Class B                       32,635       32,093          --           --          542
UBS PACE Large Co Value Equity Investments--Class C                       22,764       22,764          --           --           --
UBS PACE Large Co Growth Equity Investments--Class A                      93,681       93,681          --           --           --
UBS PACE Large Co Growth Equity Investments--Class B                      29,547       18,937       5,487        2,941        2,182
UBS PACE Large Co Growth Equity Investments--Class C                      21,019       19,064       1,704           --          251
UBS PACE Large Co Growth Equity Investments--Class Y                       7,603        7,603          --           --           --
UBS PACE Large Co Growth Equity Investments--Class P                     129,929      129,929          --           --           --
UBS PACE Small/Medium Co Value Equity Investments--Class B                 1,137          985          --           --          152
UBS PACE Small/Medium Co Value Equity Investments--Class P               351,178      225,846      93,704       31,628           --
UBS PACE Small/Medium Co Growth Equity Investments--Class B                4,727        3,499         590          143          495
UBS PACE Small/Medium Co Growth Equity Investments--Class P              533,951      216,010     101,672      154,596       61,673

                                                                     EXPENSE
                                                                  REIMBURSEMENTS    EXPIRES     EXPIRES     EXPIRES      EXPIRES
                                                                   SUBJECT TO       JULY 31,    JULY 31,    JULY 31,     JULY 31,
                        PORTFOLIO                                   REPAYMENT         2006        2007        2008        2009
-----------------------------------------------------------------------------------------------------------------------------------
UBS PACE International Equity Investments--Class A                $        2,908  $     2,908          --           --           --
UBS PACE International Equity Investments--Class B                           735          693          --           --  $        42
UBS PACE International Equity Investments--Class C                         3,695        3,695          --           --           --
UBS PACE International Emerging Markets Equity
  Investments--Class A                                                     8,280        8,280          --           --           --
UBS PACE International Emerging Markets Equity
  Investments--Class B                                                     7,712        7,712          --           --           --
UBS PACE International Emerging Markets Equity
  Investments--Class C                                                     3,948        3,948          --           --           --
UBS PACE International Emerging Markets Equity
  Investments--Class P                                                   344,551      252,518 $    82,182  $     9,851           --

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Large Co Value Equity Investments Class Y and Class P, UBS PACE Small/Medium Co Value Equity Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A, Class C and Class Y, UBS PACE International Equity Investments Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class Y have no remaining expense reimbursements subject to repayment.

At January 31, 2006, UBS Global AM owed (was owed by) certain Portfolios for expense reimbursements (recouped expense reimbursements) as follows:

                                                                                AMOUNTS DUE
                           PORTFOLIO                                              (OWED)
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                             $         85,249
UBS PACE Government Securities Fixed Income Investments                                 30,774
UBS PACE Intermediate Fixed Income Investments                                           2,743
UBS PACE Strategic Fixed Income Investments                                             17,715
UBS PACE Municipal Fixed Income Investments                                              9,254
UBS PACE Global Fixed Income Investments                                                29,747
UBS PACE Large Co Value Equity Investments                                              (8,954)
UBS PACE Large Co Growth Equity Investments                                            (16,090)
UBS PACE Small/Medium Co Value Equity Investments                                       (1,311)
UBS PACE Small/Medium Co Growth Equity Investments                                       6,791
UBS PACE International Equity Investments                                              (10,991)
UBS PACE International Emerging Markets Equity Investments                             (29,582)

During the six months ended January 31, 2006, UBS PACE Large Co Value Equity Investments and UBS PACE Small/Medium Co Value Equity Investments paid $13,217 and $48, respectively, in brokerage commissions to UBS Securities LLC, an indirect wholly owned subsidiary of UBS AG, and UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments paid $448 and $61,872, respectively, in brokerage commissions to UBS AG, for transactions executed on behalf of the respective Portfolios.

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2006, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments                                    $         44,089
UBS PACE Large Co Growth Equity Investments                                             11,843
UBS PACE Small/Medium Co Value Equity Investments                                        4,144
UBS PACE Small/Medium Co Growth Equity Investments                                      20,907
UBS PACE International Equity Investments                                               76,730
UBS PACE International Emerging Markets Equity Investments                              31,354

During the six months ended January 31, 2006, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments                                             $     95,517,589
UBS PACE Government Securities Fixed Income Investments                             94,971,061
UBS PACE Intermediate Fixed Income Investments                                      55,086,236
UBS PACE Strategic Fixed Income Investments                                        191,486,307
UBS PACE Municipal Fixed Income Investments                                          5,373,614
UBS PACE Global Fixed Income Investments                                            90,125,342
UBS PACE Large Co Growth Equity Investments                                          2,553,145
UBS PACE Small/Medium Co Growth Equity Investments                                     136,400
UBS PACE International Equity Investments                                              223,047
UBS PACE International Emerging Markets Equity Investments                           2,229,673

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

SERVICE AND DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of each Portfolios' shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments) pay UBS Global AM monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets on Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments and UBS PACE Global Fixed Income Investments Portfolios.

UBS Global AM also receives the proceeds of the initial sales charges paid upon the purchase of Class A and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2006, certain Portfolios owed UBS Global AM service and distribution fees, and for the six months ended January 31, 2006, certain Portfolios were informed by UBS Global AM that it had earned sales charges as follows:

                                                                           SERVICE AND
                                                                        DISTRIBUTION FEES    SALES CHARGES
                    PORTFOLIO                                                 OWED               EARNED
------------------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A        $          27,532  $          12,343
UBS PACE Government Securities Fixed Income Investments--Class B                    2,795              3,540
UBS PACE Government Securities Fixed Income Investments--Class C                   21,201                 58
UBS PACE Intermediate Fixed Income Investments--Class A                            14,379              2,378
UBS PACE Intermediate Fixed Income Investments--Class B                               758                179
UBS PACE Intermediate Fixed Income Investments--Class C                             4,233                347
UBS PACE Strategic Fixed Income Investments--Class A                                4,805                285
UBS PACE Strategic Fixed Income Investments--Class B                                1,102              2,917
UBS PACE Strategic Fixed Income Investments--Class C                                4,662                  7

                                                                           SERVICE AND
                                                                        DISTRIBUTION FEES    SALES CHARGES
                    PORTFOLIO                                                 OWED               EARNED
------------------------------------------------------------------------------------------------------------
UBS PACE Municipal Fixed Income Investments--Class A                    $          22,744  $           7,693
UBS PACE Municipal Fixed Income Investments--Class B                                1,425             10,057
UBS PACE Municipal Fixed Income Investments--Class C                               12,519                 --
UBS PACE Global Fixed Income Investments--Class A                                  28,100              3,181
UBS PACE Global Fixed Income Investments--Class B                                     970              2,876
UBS PACE Global Fixed Income Investments--Class C                                   5,316                259
UBS PACE Large Co Value Equity Investments--Class A                                64,215             16,015
UBS PACE Large Co Value Equity Investments--Class B                                 5,296              8,848
UBS PACE Large Co Value Equity Investments--Class C                                32,245                994
UBS PACE Large Co Growth Equity Investments--Class A                               19,474             10,395
UBS PACE Large Co Growth Equity Investments--Class B                                1,829              3,104
UBS PACE Large Co Growth Equity Investments--Class C                                7,443                441
UBS PACE Small/Medium Co Value Equity Investments--Class A                         10,940             11,081
UBS PACE Small/Medium Co Value Equity Investments--Class B                          2,261              3,112
UBS PACE Small/Medium Co Value Equity Investments--Class C                         11,313                187
UBS PACE Small/Medium Co Growth Equity Investments--Class A                        11,898              3,536
UBS PACE Small/Medium Co Growth Equity Investments--Class B                         1,013              2,291
UBS PACE Small/Medium Co Growth Equity Investments--Class C                         6,586                385
UBS PACE International Equity Investments--Class A                                 22,568             10,256
UBS PACE International Equity Investments--Class B                                    632              1,024
UBS PACE International Equity Investments--Class C                                  6,870                524
UBS PACE International Emerging Markets Equity Investments--Class A                 4,558             25,369
UBS PACE International Emerging Markets Equity Investments--Class B                   470                166
UBS PACE International Emerging Markets Equity Investments--Class C                 4,779                120

REDEMPTION FEES

UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments charge a 1.00% redemption fee if you sell or exchange Class A shares or sell Class Y shares less than 90 days after you purchase them. This amount will be paid to the applicable Portfolio not to UBS Global AM. For the six months ended January 31, 2006, there were no redemption fees paid to UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolios pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolios' transfer agent, and was compensated for these services by PFPC, not the Portfolios.

For the six months ended January 31, 2006, UBS Financial Services Inc. received from PFPC, not the Portfolios, total transfer agency related services fees as follows:

                                                                              TRANSFER AGENCY
                                                                              RELATED SERVICES
                    PORTFOLIO                                                   FEES EARNED
----------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                             $        252,237
UBS PACE Government Securities Fixed Income Investments                                201,108
UBS PACE Intermediate Fixed Income Investments                                         111,236
UBS PACE Strategic Fixed Income Investments                                            227,627
UBS PACE Municipal Fixed Income Investments                                             50,818

                                                                              TRANSFER AGENCY
                                                                              RELATED SERVICES
              PORTFOLIO                                                         FEES EARNED
----------------------------------------------------------------------------------------------
UBS PACE Global Fixed Income Investments                                      $        281,491
UBS PACE Large Co Value Equity Investments                                             382,749
UBS PACE Large Co Growth Equity Investments                                            318,039
UBS PACE Small/Medium Co Value Equity Investments                                      282,289
UBS PACE Small/Medium Co Growth Equity Investments                                     285,695
UBS PACE International Equity Investments                                              299,742
UBS PACE International Emerging Markets Equity Investments                             243,593

For the six months ended January 31, 2006, each Portfolio accrued transfer agency and related services fees payable to PFPC on each class as follows:

                                                                              TRANSFER AGENCY
                                                                                AND RELATED
              PORTFOLIO                                                        SERVICES FEES
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments--Class A              $         72,876
UBS PACE Government Securities Fixed Income Investments--Class B                         2,568
UBS PACE Government Securities Fixed Income Investments--Class C                        33,202
UBS PACE Government Securities Fixed Income Investments--Class Y                         1,235
UBS PACE Government Securities Fixed Income Investments--Class P                       232,740
UBS PACE Intermediate Fixed Income Investments--Class A                                 49,267
UBS PACE Intermediate Fixed Income Investments--Class B                                  1,243
UBS PACE Intermediate Fixed Income Investments--Class C                                  4,507
UBS PACE Intermediate Fixed Income Investments--Class Y                                    696
UBS PACE Intermediate Fixed Income Investments--Class P                                144,959
UBS PACE Strategic Fixed Income Investments--Class A                                    14,634
UBS PACE Strategic Fixed Income Investments--Class B                                     1,683
UBS PACE Strategic Fixed Income Investments--Class C                                     4,490
UBS PACE Strategic Fixed Income Investments--Class Y                                       177
UBS PACE Strategic Fixed Income Investments--Class P                                   356,426
UBS PACE Municipal Fixed Income Investments--Class A                                    27,337
UBS PACE Municipal Fixed Income Investments--Class B                                       647
UBS PACE Municipal Fixed Income Investments--Class C                                     5,939
UBS PACE Municipal Fixed Income Investments--Class Y                                       103
UBS PACE Municipal Fixed Income Investments--Class P                                    54,233
UBS PACE Global Fixed Income Investments--Class A                                      100,253
UBS PACE Global Fixed Income Investments--Class B                                        1,041
UBS PACE Global Fixed Income Investments--Class C                                        5,948
UBS PACE Global Fixed Income Investments--Class Y                                          895
UBS PACE Global Fixed Income Investments--Class P                                      374,842
UBS PACE Large Co Value Equity Investments--Class A                                    165,815
UBS PACE Large Co Value Equity Investments--Class B                                     10,215
UBS PACE Large Co Value Equity Investments--Class C                                     29,300
UBS PACE Large Co Value Equity Investments--Class Y                                      1,513
UBS PACE Large Co Value Equity Investments--Class P                                    442,244

                                                                              TRANSFER AGENCY
                                                                                AND RELATED
              PORTFOLIO                                                        SERVICES FEES
----------------------------------------------------------------------------------------------
UBS PACE Large Co Growth Equity Investments--Class A                          $         74,648
UBS PACE Large Co Growth Equity Investments--Class B                                     5,845
UBS PACE Large Co Growth Equity Investments--Class C                                    12,064
UBS PACE Large Co Growth Equity Investments--Class Y                                       498
UBS PACE Large Co Growth Equity Investments--Class P                                   435,689
UBS PACE Small/Medium Co Value Equity Investments--Class A                              29,216
UBS PACE Small/Medium Co Value Equity Investments--Class B                               3,781
UBS PACE Small/Medium Co Value Equity Investments--Class C                               9,670
UBS PACE Small/Medium Co Value Equity Investments--Class Y                                 815
UBS PACE Small/Medium Co Value Equity Investments--Class P                             412,563
UBS PACE Small/Medium Co Growth Equity Investments--Class A                             40,015
UBS PACE Small/Medium Co Growth Equity Investments--Class B                              2,837
UBS PACE Small/Medium Co Growth Equity Investments--Class C                              7,275
UBS PACE Small/Medium Co Growth Equity Investments--Class Y                                300
UBS PACE Small/Medium Co Growth Equity Investments--Class P                            422,461
UBS PACE International Equity Investments--Class A                                      75,731
UBS PACE International Equity Investments--Class B                                       1,595
UBS PACE International Equity Investments--Class C                                       9,180
UBS PACE International Equity Investments--Class Y                                       1,571
UBS PACE International Equity Investments--Class P                                     404,743
UBS PACE International Emerging Markets Equity Investments--Class A                     13,899
UBS PACE International Emerging Markets Equity Investments--Class B                        808
UBS PACE International Emerging Markets Equity Investments--Class C                      4,365
UBS PACE International Emerging Markets Equity Investments--Class Y                      1,122
UBS PACE International Emerging Markets Equity Investments--Class P                    376,787

SECURITIES LENDING

Each Portfolio may lend securities up to 33(1)/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, U.S. government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, U.S. government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. UBS Financial Services Inc. an indirect wholly owned subsidiary of UBS AG, and other affiliated broker-dealers have been approved as borrowers under the Portfolios' securities lending program. UBS Securities LLC is each Portfolio's lending agent.

For the six months ended January 31, 2006, UBS Securities LLC earned compensation from certain Portfolios as the Portfolios' lending agent as follows:

              PORTFOLIO                                                         COMPENSATION
----------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                                $          7,164
UBS PACE Strategic Fixed Income Investments                                              4,397
UBS PACE Global Fixed Income Investments                                                 4,834
UBS PACE Large Co Value Equity Investments                                              12,672
UBS PACE Large Co Growth Equity Investments                                             20,296
UBS PACE Small/Medium Co Value Equity Investments                                       11,190
UBS PACE Small/Medium Co Growth Equity Investments                                      36,827
UBS PACE International Equity Investments                                               38,363
UBS PACE International Emerging Markets Equity Investments                              29,614

At January 31, 2006, certain Portfolios owed UBS Securities LLC compensation as the Portfolios' lending agent as follows:

                                                                                  AMOUNTS
              PORTFOLIO                                                            OWED
----------------------------------------------------------------------------------------------
UBS PACE Intermediate Fixed Income Investments                                $          1,653
UBS PACE Strategic Fixed Income Investments                                                145
UBS PACE Global Fixed Income Investments                                                    40
UBS PACE Large Co Value Equity Investments                                               2,266
UBS PACE Large Co Growth Equity Investments                                              9,398
UBS PACE Small/Medium Co Value Equity Investments                                        3,152
UBS PACE Small/Medium Co Growth Equity Investments                                       3,197
UBS PACE International Equity Investments                                                8,153
UBS PACE International Emerging Markets Equity Investments                               4,099

At January 31, 2006, UBS PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments had securities on loan having a market value of $45,112,177, $92,608,138 and $65,184,113, respectively. The custodian for UBS PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held cash and cash equivalents as collateral for securities loaned of $41,641,242, $87,741,287 and $50,299,611, respectively. In addition, UBS PACE Intermediate Fixed Income Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments held U.S. Government and agency securities having an aggregate value of $5,176,158, $8,125,023 and $16,945,588, respectively as collateral for portfolio securities loaned as follows:

PRINCIPAL
 AMOUNT
  (000)                                                                         MATURITY DATES    INTEREST RATES      VALUE
-------------------------------------------------------------------------------------------------------------------------------
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
$      5,125  Federal Home Loan Mortgage Corp.                                     11/15/13          4.875%        $  5,176,158

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
$        750  U.S. Treasury Bond                                                   08/15/19          8.125%        $  1,032,506
       5,038  U.S. Treasury Bond                                                   08/15/21          8.125            7,092,517
                                                                                                                   $  8,125,023

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
$         50  U.S. Treasury Bond                                                   08/15/19          8.125%        $     68,834
      11,988  U.S. Treasury Bond                                                   08/15/21          8.125           16,876,754
                                                                                                                   $ 16,945,588

BANK LINE OF CREDIT

Each Portfolio, other than UBS PACE Money Market Investments, UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Interest is charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2006, the following Portfolio had borrowings:

                                                               AVERAGE DAILY                       WEIGHTED AVERAGE
                                                            AMOUNT OF BORROWING      DAYS             ANNUALIZED         INTEREST
                            PORTFOLIO                           OUTSTANDING       OUTSTANDING        INTEREST RATE       EXPENSE
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE International Emerging Markets Equity Investments  $         1,110,071             10                  4.589%   $   1,415

UBS PACE Large Co Value Equity Investments and UBS PACE Large Co Growth Equity Investments participate with funds advised by UBS Global Asset Management (Americas) Inc., an affiliate of UBS Global AM, in a $50 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. Interest will be charged to each Portfolio at the overnight federal funds rate in effect at the time of borrowings, plus 0.50%. For the six months ended January 31, 2006, neither Portfolio borrowed under the JPMorgan Chase Bank Facility.

PURCHASES AND SALES OF SECURITIES

For the six months ended January 31, 2006, aggregate purchases and sales of portfolio securities, excluding short-term securities and U.S. Government and agency securities, were as follows:

                      PORTFOLIO                                 PURCHASES         SALES
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments     $      9,000,000  $     19,011,103
UBS PACE Intermediate Fixed Income Investments                    74,242,344        83,532,176
UBS PACE Strategic Fixed Income Investments                       75,022,681        62,538,970
UBS PACE Municipal Fixed Income Investments                       36,830,241        37,380,996
UBS PACE Global Fixed Income Investments                         269,776,951       240,119,504
UBS PACE Large Co Value Equity Investments                       496,668,479       461,358,796
UBS PACE Large Co Growth Equity Investments                      402,303,006       327,669,479
UBS PACE Small/Medium Co Value Equity Investments                302,318,332       272,728,479
UBS PACE Small/Medium Co Growth Equity Investments               430,154,221       423,383,001
UBS PACE International Equity Investments                        269,293,821       193,805,785
UBS PACE International Emerging Markets Equity Investments       127,130,877       108,250,207

For the six months ended January 31, 2006, aggregate purchases and sales of U.S. Government and agency securities, excluding short-term securities, were as follows:

                      PORTFOLIO                                 PURCHASES         SALES
----------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments     $  1,735,511,556  $  1,654,071,025
UBS PACE Intermediate Fixed Income Investments                   890,485,771       861,823,623
UBS PACE Strategic Fixed Income Investments                      323,930,817       353,961,276
UBS PACE Global Fixed Income Investments                         224,373,117       302,655,504
UBS PACE Large Co Value Equity Investments                           130,030         5,712,218
UBS PACE Large Co Growth Equity Investments                          474,246         3,427,312

COMMISSION RECAPTURE PROGRAM

Effective November 1, 2005, the Board approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of Operations within the net realized and unrealized gains (losses) on investment activities.

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2005 was as follows:

                                                                TAX-EXEMPT         ORDINARY       LONG TERM REALIZED
                        PORTFOLIO                                 INCOME            INCOME          CAPITAL GAINS
--------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                          --   $    3,634,028                    --
UBS PACE Government Securities Fixed Income Investments                    --       13,853,104                    --
UBS PACE Intermediate Fixed Income Investments                             --       12,091,786                    --
UBS PACE Strategic Fixed Income Investments                                --       18,253,107    $        6,785,774
UBS PACE Municipal Fixed Income Investments                  $      8,042,174           13,371                    --
UBS PACE Global Fixed Income Investments                                   --       25,076,528               713,584
UBS PACE Large Co Value Equity Investments                                 --       12,718,790                    --
UBS PACE Small/Medium Co Value Equity Investments                          --               --            36,913,537
UBS PACE Small/Medium Co Growth Equity Investments                         --               --             1,481,531
UBS PACE International Equity Investments                                  --        4,533,890                    --
UBS PACE International Emerging Markets Equity Investments                 --          167,545                    --

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2006.

At July 31, 2005, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized capital gains. These losses expire as follows:

                                                                                                                     UBS PACE
                         UBS PACE       UBS PACE       UBS PACE                       UBS PACE                     INTERNATIONAL
          UBS PACE     INTERMEDIATE    STRATEGIC       MUNICIPAL       UBS PACE      LARGE CO          UBS PACE      EMERGING
FISCAL      MONEY         FIXED          FIXED           FIXED         LARGE CO       GROWTH        INTERNATIONAL     MARKETS
YEAR       MARKET         INCOME         INCOME         INCOME       VALUE EQUITY     EQUITY            EQUITY        EQUITY
ENDING   INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS   INVESTMENTS      INVESTMENTS   INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------------
2006              --             --             --              --             --              --              --             --
2007    $        161   $ 19,243,361   $  3,237,458*             --             --              --              --             --
2008              --      3,620,638             --    $  1,698,670             --              --              --             --
2009              --             --             --              --             --              --              --             --
2010              --             --             --              --             --  $   49,256,059              --             --
2011              --      9,353,216             --              --   $ 13,004,616     122,048,908   $  43,798,411  $   5,417,228
2012              --      7,849,781             --              --             --              --              --             --
2013              --             --             --              --             --              --              --             --
TOTAL   $        161   $ 40,066,996   $  3,237,458    $  1,698,670   $ 13,004,616  $  171,304,967   $  43,798,411  $   5,417,228

* Utilization of these losses may be subject to annual limitations imposed by the Internal Revenue Code.

During the fiscal year ended July 31, 2005, the following Portfolios utilized capital loss carryforwards to offset realized gains:

                                                                                CAPITAL LOSS
                    PORTFOLIO                                              CARRYFORWARDS UTILIZED
-------------------------------------------------------------------------------------------------
UBS PACE Government Securities Fixed Income Investments                    $              413,310
UBS PACE Intermediate Fixed Income Investments                                          1,293,417
UBS PACE Strategic Fixed Income Investments                                             3,549,840
UBS PACE Municipal Fixed Income Investments                                               293,182
UBS PACE Global Fixed Income Investments                                                3,143,386
UBS PACE Large Co Value Equity Investments                                             70,498,483
UBS PACE Large Co Growth Equity Investments                                            36,874,633
UBS PACE Small/Medium Co Growth Equity Investments                                      3,246,028
UBS PACE International Equity Investments                                              27,886,252
UBS PACE International Emerging Markets Equity Investments                             29,325,948

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses, foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2004. Such losses are treated for tax purposes as arising on August 1, 2005:

                                                                                 FOREIGN
                                                                  CAPITAL       CURRENCY      PFIC
                       PORTFOLIO                                  LOSSES         LOSSES      LOSSES
-----------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                                 $       126          --         --
UBS PACE Government Securities Fixed Income Investments               233,126          --         --
UBS PACE Intermediate Fixed Income Investments                      1,127,813          --         --
UBS PACE Strategic Fixed Income Investments                           659,158          --         --
UBS PACE International Equity Investments                                  --          --   $  1,693
UBS PACE International Emerging Markets Equity Investments                 --   $ 341,516         --

For federal income tax purposes, which was substantially the same for book purposes, the tax cost of investments and the components of net unrealized appreciation (depreciation) of investments at January 31, 2006 were as follows:

                                                                                                                      NET
                                                                 TAX            GROSS             GROSS            UNREALIZED
                                                               COST OF        UNREALIZED        UNREALIZED        APPRECIATION
                       PORTFOLIO                             INVESTMENTS     APPRECIATION      DEPRECIATION      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market Investments                           $ 266,623,137                --               --                --
UBS PACE Government Securities Fixed Income Investments       786,540,545   $     1,038,468   $   (8,637,974)   $   (7,599,506)
UBS PACE Intermediate Fixed Income Investments                460,709,267           498,112       (4,401,482)       (3,903,370)
UBS PACE Strategic Fixed Income Investments                   538,160,242         5,596,816       (7,664,911)       (2,068,095)
UBS PACE Municipal Fixed Income Investments                   245,571,980         3,343,426       (1,990,533)        1,352,893
UBS PACE Global Fixed Income Investments                      441,073,392         8,738,411       (9,455,032)         (716,621)
UBS PACE Large Co Value Equity Investments                  1,231,703,268       244,122,719      (18,604,151)      225,518,568
UBS PACE Large Co Growth Equity Investments                   928,746,224       172,972,611      (17,055,430)      155,917,181
UBS PACE Small/Medium Co Value Equity Investments             477,162,099        77,761,853      (15,035,832)       62,726,021
UBS PACE Small/Medium Co Growth Equity Investments            460,683,062        74,686,505       (7,407,989)       67,278,516
UBS PACE International Equity Investments                     908,608,342       215,670,792       (5,562,872)      210,107,920
UBS PACE International Emerging Markets Equity Investments    262,424,050        85,328,699       (3,042,580)       82,286,119

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided in the Statement of Changes in Net Assets, were as follows:

UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                      CLASS A                       CLASS B                       CLASS C
                            ---------------------------   ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                       61,044   $    792,993          6,816   $     89,217          3,455   $     45,027
Shares repurchased            (1,010,360)   (13,222,140)       (33,386)      (435,557)      (276,537)    (3,610,220)
Shares converted from
  Class B to Class A              50,820        661,436        (50,820)      (661,436)            --             --
Dividends reinvested             225,414      2,924,955          5,133         66,650         64,608        838,552
Net increase (decrease)         (673,082)  $ (8,842,756)       (72,257)  $   (941,126)      (208,474)  $ (2,726,641)

                                      CLASS Y                       CLASS P
                            ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
Shares sold                       15,360   $    200,519      4,915,098   $ 64,280,842
Shares repurchased               (80,050)    (1,045,780)    (2,600,302)   (33,980,763)
Shares converted from
  Class B to Class A                  --             --             --             --
Dividends reinvested              24,743        321,330        869,601     11,288,220
Net increase (decrease)          (39,947)  $   (523,931)     3,184,397   $ 41,588,299

FOR THE YEAR ENDED JULY 31, 2005:

                                      CLASS A                       CLASS B                       CLASS C
                            ---------------------------   ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                      240,905   $   3,196,768        12,070  $     159,555         16,006   $    212,204
Shares repurchased            (2,187,606)    (28,947,549)     (130,237)    (1,723,279)      (507,096)    (6,716,124)
Shares converted from
  Class B to Class A             205,408       2,713,937      (205,408)    (2,713,937)            --             --
Dividends reinvested             206,517       2,732,966         5,889         77,950         51,924        687,575
Net increase (decrease)       (1,534,776)  $ (20,303,878)     (317,686) $  (4,199,711)      (439,166)  $ (5,816,345)

                                      CLASS Y                       CLASS P
                            ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
Shares sold                      106,763   $  1,414,427      8,665,864  $ 114,811,908
Shares repurchased              (167,064)    (2,211,297)    (4,539,551)   (60,123,344)
Shares converted from
  Class B to Class A                  --             --             --             --
Dividends reinvested              22,900        303,063        631,549      8,360,228
Net increase (decrease)          (37,401)  $   (493,807)     4,757,862  $  63,048,792

UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                      CLASS A                       CLASS B                       CLASS C
                            ---------------------------   ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                       64,260   $    732,556              4   $         44         10,870   $    124,188
Shares repurchased              (846,592)    (9,656,061)        (3,795)       (43,334)      (111,332)    (1,271,969)
Shares converted from
  Class B to Class A              45,902        522,775        (45,822)      (522,775)            --             --
Dividends reinvested              68,073        775,686            715          8,175          5,308         60,604
Net increase (decrease)         (668,357)  $ (7,625,044)       (48,898)  $   (557,890)       (95,154)  $ (1,087,177)

                                      CLASS Y                       CLASS P
                            ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
Shares sold                       13,204   $    151,146      5,313,387   $ 60,656,999
Shares repurchased               (22,113)      (252,921)    (3,995,668)   (45,547,823)
Shares converted from
  Class B to Class A                  --             --             --             --
Dividends reinvested               1,602         18,272        487,176      5,555,312
Net increase (decrease)           (7,307)  $    (83,503)     1,804,895   $ 20,664,488

FOR THE YEAR ENDED JULY 31, 2005:

                                      CLASS A                       CLASS B                       CLASS C
                            ---------------------------   ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------
Shares sold                      145,415   $   1,683,948        7,980    $     92,835        122,415   $  1,421,230
Shares repurchased            (1,803,042)    (20,853,484)     (81,133)       (940,154)      (295,408)    (3,420,813)
Shares converted from
  Class B to Class A             212,304       2,457,451     (212,022)     (2,457,451)            --             --
Dividends reinvested             147,589       1,705,775        3,673          42,600         12,260        141,912
Net increase (decrease)       (1,297,734)  $ (15,006,310)    (281,502)   $ (3,262,170)      (160,733)  $ (1,857,671)

                                      CLASS Y                       CLASS P
                            ---------------------------   ---------------------------
                                  SHARES         AMOUNT         SHARES         AMOUNT
-------------------------------------------------------------------------------------
Shares sold                       24,593   $    284,804     10,515,412   $ 121,609,951
Shares repurchased               (39,334)      (454,827)    (6,656,590)    (77,041,220)
Shares converted from
  Class B to Class A                  --             --             --              --
Dividends reinvested               3,376         39,036        789,224       9,119,897
Net increase (decrease)          (11,365)  $   (130,987)     4,648,046   $  53,688,628

UBS PACE STRATEGIC FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         99,333   $    1,363,110              320   $        4,386           12,283   $      168,487
Shares repurchased                (199,737)      (2,745,515)         (15,317)        (210,288)         (77,493)      (1,063,161)
Shares converted from
  Class B to Class A                49,111          677,870          (49,120)        (677,870)              --               --
Dividends reinvested                35,901          490,073            1,719           23,489           11,230          153,249
Net increase (decrease)            (15,392)  $     (214,462)         (62,398)  $     (860,283)         (53,980)  $     (741,425)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         11,512   $      159,384        6,768,502   $   92,882,125
Shares repurchased                 (17,705)        (242,712)      (3,225,623)     (44,173,160)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                 1,997           27,254          959,179       13,082,119
Net increase (decrease)             (4,196)  $      (56,074)       4,502,058   $   61,791,084

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        259,448   $    3,627,280           13,622   $      189,336           12,382   $      173,278
Shares repurchased                (590,864)      (8,262,922)         (77,946)      (1,089,750)        (101,174)      (1,417,727)
Shares converted from
  Class B to Class A               162,313        2,264,103         (162,388)      (2,264,103)              --               --
Dividends reinvested                73,892        1,028,986            9,451          131,517           25,348          352,832
Net increase (decrease)            (95,211)  $   (1,342,553)        (217,261)  $   (3,033,000)         (63,444)  $     (891,617)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         56,004   $      782,946       11,528,532   $  161,081,638
Shares repurchased                 (28,134)        (392,683)      (7,251,291)    (100,855,720)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                 3,239           45,055        1,636,913       22,780,244
Net increase (decrease)             31,109   $      435,318        5,914,154   $   83,006,162

UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         56,371   $      699,369            2,586   $       32,270            1,800   $       22,353
Shares repurchased                (853,615)     (10,607,317)         (48,795)        (607,945)        (145,973)      (1,811,286)
Shares converted from
  Class B to Class A                34,713          430,086          (34,697)        (430,086)              --               --
Dividends reinvested                96,932        1,204,159            1,091           13,560           17,166          213,236
Net increase (decrease)           (665,599)  $   (8,273,703)         (79,815)  $     (992,201)        (127,007)  $   (1,575,697)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                             --               --        1,858,431   $   23,096,610
Shares repurchased                      (7)  $          (81)      (1,109,570)     (13,785,897)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                   132            1,638          153,879        1,911,375
Net increase (decrease)                125   $        1,557          902,740   $   11,222,088

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        184,806   $    2,333,285            7,648   $       96,838            8,468   $      107,288
Shares repurchased              (1,765,519)     (22,295,464)         (88,323)      (1,114,684)        (347,520)      (4,385,586)
Shares converted from
  Class B to Class A                96,378        1,215,210          (96,366)      (1,215,210)              --               --
Dividends reinvested               213,046        2,688,917            3,358           42,444           37,894          478,372
Net increase (decrease)         (1,271,289)  $  (16,058,052)        (173,683)  $   (2,190,612)        (301,158)  $   (3,799,926)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                             18   $          231        3,274,677   $   41,365,991
Shares repurchased                  (1,340)         (16,963)      (2,097,752)     (26,511,581)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                   295            3,725          263,129        3,319,688
Net increase (decrease)             (1,027)  $      (13,007)       1,440,054   $   18,174,098

UBS PACE GLOBAL FIXED INCOME INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         93,224   $    1,080,449            4,036   $       47,059           28,261   $      324,400
Shares repurchased              (1,146,668)     (13,260,083)         (15,462)        (174,610)         (61,803)        (709,855)
Shares converted from
  Class B to Class A                14,292          163,131          (14,267)        (163,131)              --               --
Dividends reinvested               471,681        5,260,355            2,767           30,849           29,624          329,852
Net increase (decrease)           (567,471)  $   (6,756,148)         (22,926)  $     (259,833)          (3,918)  $      (55,603)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         25,397   $      290,441        5,192,897   $   59,960,221
Shares repurchased                (150,689)      (1,734,889)      (2,438,643)     (28,121,118)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                39,653          442,288        1,406,529       15,685,211
Net increase (decrease)            (85,639)  $   (1,002,160)       4,160,783   $   47,524,314

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        225,024   $    2,745,706            7,353   $       89,537           73,884   $      905,666
Shares repurchased              (2,127,576)     (25,994,815)         (37,812)        (457,120)        (107,392)      (1,312,955)
Shares converted from
  Class B to Class A                12,406          151,246          (12,385)        (151,246)              --               --
Dividends reinvested               564,268        6,963,736            3,740           46,325           30,887          381,495
Net increase (decrease)         (1,325,878)  $  (16,134,127)         (39,104)  $     (472,504)          (2,621)  $      (25,794)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         94,818   $    1,163,420        8,613,309   $  105,149,283
Shares repurchased                (178,850)      (2,170,550)      (3,785,099)     (46,217,734)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                49,769          613,403        1,196,101       14,744,027
Net increase (decrease)            (34,263)  $     (393,727)       6,024,311   $   73,675,576

UBS PACE LARGE CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        133,263   $    2,792,366            3,696   $       77,593           14,380   $      301,595
Shares repurchased              (1,418,040)     (29,656,861)         (49,425)      (1,031,038)        (237,840)      (4,957,149)
Shares converted from
  Class B to Class A                85,449        1,775,835          (85,635)      (1,775,835)              --               --
Dividends reinvested               408,762        8,538,961            5,820          122,164           38,531          806,834
Net increase (decrease)           (790,566)  $  (16,549,699)        (125,544)  $   (2,607,116)        (184,929)  $   (3,848,720)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         54,206   $    1,143,819        6,988,771   $  146,403,525
Shares repurchased                (134,215)      (2,802,038)      (3,671,066)     (76,931,910)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                67,344        1,409,511        1,464,350       30,590,279
Net increase (decrease)            (12,665)  $     (248,708)       4,782,055   $  100,061,894

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        237,169   $    4,518,236           18,861   $      360,045           34,191   $      650,755
Shares repurchased              (3,635,348)     (69,095,333)        (214,846)      (4,023,485)        (472,818)      (8,931,212)
Shares converted from
  Class B to Class A               717,005       13,504,079         (718,811)     (13,504,079)              --               --
Dividends reinvested               157,944        3,021,455             --                 --            4,610           88,379
Net increase (decrease)         (2,523,230)  $  (48,051,563)        (914,796)  $  (17,167,519)        (434,017)  $   (8,192,078)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        209,247   $    4,027,746       13,233,106   $  253,338,377
Shares repurchased                (326,471)      (6,183,235)      (7,213,855)    (137,596,589)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                26,899          515,123          452,878        8,659,028
Net increase (decrease)            (90,325)  $   (1,640,366)       6,472,129   $  124,400,816

UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        136,955   $    2,181,009            3,420   $       52,568           14,642   $      227,707
Shares repurchased                (706,710)     (11,259,673)         (24,906)        (376,301)        (118,238)      (1,818,106)
Shares converted from
  Class B to Class A                50,931          804,265          (52,969)        (804,265)              --               --
Dividends reinvested                    --               --               --               --               --               --
Net increase (decrease)           (518,824)  $   (8,274,399)         (74,455)  $   (1,127,998)        (103,596)  $   (1,590,399)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         68,237   $    1,095,448        9,275,399   $  149,576,699
Shares repurchased                (147,430)      (2,430,489)      (4,151,372)     (66,863,931)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                 2,340           38,639           58,525          962,148
Net increase (decrease)            (76,853)  $   (1,296,402)       5,182,552   $   83,674,916

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        232,651   $    3,403,013            7,926   $      112,555           28,985   $      411,639
Shares repurchased              (1,674,724)     (24,482,064)        (103,152)      (1,446,913)        (226,619)      (3,239,241)
Shares converted from
  Class B to Class A               151,027        2,186,315         (156,001)      (2,186,315)              --               --
Net increase (decrease)         (1,291,046)  $  (18,892,736)        (251,227)  $   (3,520,673)        (197,634)  $   (2,827,602)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        191,086   $    2,848,767       17,006,259   $  253,017,556
Shares repurchased                (293,232)      (4,297,181)      (8,374,548)    (123,862,841)
Shares converted from
  Class B to Class A                    --               --               --               --
Net increase (decrease)           (102,146)  $   (1,448,414)       8,631,711   $  129,154,715

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         72,436   $    1,423,631            1,153   $       20,718            5,998   $      120,213
Shares repurchased                (291,300)      (5,877,133)         (24,379)        (472,689)         (64,831)      (1,265,036)
Shares converted from
  Class B to Class A                54,704        1,127,288          (56,932)      (1,127,288)              --               --
Dividends reinvested               516,462        8,919,301           28,265          464,390          147,996        2,436,018
Net increase (decrease)            352,302   $    5,593,087          (51,893)  $   (1,114,869)          89,163   $    1,291,195

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         28,551   $      574,740        2,619,679   $   53,287,144
Shares repurchased                 (44,478)        (913,551)      (1,717,141)     (35,197,885)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                46,375          813,889        3,772,385       66,016,733
Net increase (decrease)             30,448   $      475,078        4,674,923   $   84,105,992

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        146,353   $    3,026,191           31,123   $      605,486           34,122   $      689,414
Shares repurchased                (556,214)     (11,383,972)         (81,082)      (1,588,431)        (121,732)      (2,403,231)
Shares converted from
  Class B to Class A               114,676        2,339,460         (118,313)      (2,339,460)              --               --
Dividends reinvested               244,664        4,934,880           27,036          527,738           69,868        1,365,226
Net increase (decrease)            (50,521)  $   (1,083,441)        (141,236)  $   (2,794,667)         (17,742)  $     (348,591)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         94,103   $    1,956,643        4,461,851   $   92,354,626
Shares repurchased                 (76,715)      (1,567,364)      (3,280,232)     (67,719,519)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                19,175          390,589        1,425,562       29,010,207
Net increase (decrease)             36,563   $      779,868        2,607,181   $   53,645,314

UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         66,793   $    1,103,692            2,290   $       36,111           17,851   $      292,331
Shares repurchased                (416,978)      (6,830,059)         (14,909)        (235,792)         (61,237)        (971,839)
Shares converted from
  Class B to Class A                30,421          497,722          (31,734)        (497,722)              --               --
Dividends reinvested               489,892        7,206,309           11,359          159,137           75,964        1,068,066
Net increase (decrease)            170,128   $    1,977,664          (32,994)  $     (538,266)          32,578   $      388,558

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                         46,050   $      760,927        3,229,826   $   53,569,332
Shares repurchased                 (28,561)        (487,083)      (1,990,278)     (33,146,892)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                36,383          543,931        3,293,146       49,133,736
Net increase (decrease)             53,872   $      817,775        4,532,694   $   69,556,176

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        118,813   $    1,868,161           20,426   $      313,371           14,635   $      220,203
Shares repurchased              (1,021,850)     (16,014,530)         (58,745)        (892,669)        (169,665)      (2,578,180)
Shares converted from
  Class B to Class A                54,193          843,088          (56,013)        (843,088)              --               --
Dividends reinvested                14,305          232,734              589            9,273            2,291           36,156
Net increase (decrease)           (834,539)  $  (13,070,547)         (93,743)  $   (1,413,113)        (152,739)  $   (2,321,821)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        127,804   $    2,048,643        5,695,228   $   90,852,933
Shares repurchased                (109,677)      (1,719,002)      (4,097,108)     (64,805,997)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                   823           13,539           70,515        1,159,269
Net increase (decrease)             18,950   $      343,180        1,668,635   $   27,206,205

UBS PACE INTERNATIONAL EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                         80,902   $    1,329,311            2,458   $       39,114           11,691   $      189,800
Shares repurchased                (422,370)      (6,971,840)          (7,157)        (112,365)         (85,085)      (1,371,595)
Shares converted from
  Class B to Class A                 7,237          116,869           (7,436)        (116,869)              --               --
Dividends reinvested                74,768        1,259,848               58              953            2,415           40,091
Net increase (decrease)           (259,463)  $   (4,265,812)         (12,077)  $     (189,167)         (70,979)  $   (1,141,704)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        115,971   $    1,931,569        7,504,932   $  123,859,353
Shares repurchased                (149,058)      (2,462,812)      (3,561,050)     (58,828,565)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                51,414          865,304          721,319       12,132,586
Net increase (decrease)             18,327   $      334,061        4,665,201   $   77,163,374

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        208,491   $    3,056,846            8,746   $      124,528           44,799   $      631,687
Shares repurchased              (1,115,794)     (16,162,878)         (14,700)        (209,809)        (104,347)      (1,482,780)
Shares converted from
  Class B to Class A                15,391          226,205          (15,731)        (226,205)              --               --
Dividends reinvested                25,177          372,620               --               --               --               --
Net increase (decrease)           (866,735)  $  (12,507,207)         (21,685)  $     (311,486)         (59,548)  $     (851,093)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        419,174   $    6,185,638       14,243,186   $  208,162,588
Shares repurchased                (571,956)      (8,253,189)      (6,927,175)    (100,746,533)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                24,728          365,478          250,802        3,704,345
Net increase (decrease)           (128,054)  $   (1,702,073)       7,566,813   $  111,120,400

UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
FOR THE SIX MONTHS ENDED JANUARY 31, 2006:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        235,319   $    4,005,491            6,660   $      106,242           43,807   $      706,445
Shares repurchased                (126,673)      (2,055,159)          (5,940)         (96,627)         (37,009)        (592,977)
Shares converted from
  Class B to Class A                15,637          251,109          (16,280)        (251,109)              --               --
Dividends reinvested                 9,331          157,418               --               --              518            8,446
Net increase (decrease)            133,614   $    2,358,859          (15,560)  $     (241,494)           7,316   $      121,914

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        363,969   $    6,163,883        2,096,188   $   34,789,697
Shares repurchased                (228,690)      (3,793,022)      (1,289,119)     (21,324,073)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                11,459          195,256          118,259        2,010,406
Net increase (decrease)            146,738   $    2,566,117          925,328   $   15,476,030

FOR THE YEAR ENDED JULY 31, 2005:

                                        CLASS A                           CLASS B                           CLASS C
                            -------------------------------   -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT           SHARES           AMOUNT
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                        201,368   $    2,725,911            2,218   $       29,682           17,564   $      224,150
Shares repurchased                (257,510)      (3,294,141)         (11,500)        (147,232)         (67,992)        (858,524)
Shares converted from
  Class B to Class A                25,999          333,114          (26,895)        (333,114)              --               --
Dividends reinvested                    54              706               --               --               --               --
Net increase (decrease)            (30,089)  $     (234,410)         (36,177)  $     (450,664)         (50,428)  $     (634,374)

                                        CLASS Y                           CLASS P
                            -------------------------------   -------------------------------
                                    SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------
Shares sold                        666,527   $    9,014,442        4,332,885   $   57,358,706
Shares repurchased                (190,073)      (2,429,464)      (2,335,253)     (30,839,119)
Shares converted from
  Class B to Class A                    --               --               --               --
Dividends reinvested                 1,728           22,725           10,835          142,267
Net increase (decrease)            478,182   $    6,607,703        2,008,467   $   26,661,854

                  (This page has been left blank intentionally)

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MONEY MARKET INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                             FOR THE SIX
                                             MONTHS ENDED                     FOR THE YEARS ENDED JULY 31,
                                           JANUARY 31, 2006  --------------------------------------------------------------
                                             (UNAUDITED)        2005         2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD          $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
Net investment income                              0.017          0.018        0.005        0.009        0.021        0.053
Dividends from net investment income              (0.017)        (0.018)      (0.005)      (0.009)      (0.021)      (0.053)

---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                $     1.00     $     1.00   $     1.00   $     1.00   $     1.00   $     1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                          1.70%          1.80%        0.51%        0.96%        2.10%        5.44%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)             $  264,893     $  227,528   $  166,067   $  123,915   $  112,001   $   76,657
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by manager                         0.60%*         0.60%        0.60%        0.57%        0.50%        0.50%
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                         0.94%*         0.97%        0.96%        1.13%        1.43%        1.00%
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                 3.36%*         1.85%        0.51%        0.94%        2.03%        5.26%
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                 3.02%*         1.48%        0.15%        0.38%        1.10%        4.76%

----------
*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                (UNAUDITED)       2005         2004+         2003        2002         2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      13.20   $    13.05   $    12.81   $    13.08   $    12.84   $      12.65
Net investment income                                   0.25         0.34         0.26         0.33         0.64           0.39
Net realized and unrealized gains
  (losses) from investment activities                  (0.15)        0.17         0.34        (0.18)        0.29           0.18
Net increase from operations                            0.10         0.51         0.60         0.15         0.93           0.57
Dividends from net investment income                   (0.26)       (0.36)       (0.36)       (0.42)       (0.64)         (0.38)
Distributions from net realized gains
  from  investment activities                          (0.16)          --           --           --        (0.05)            --
Total dividends and distributions                      (0.42)       (0.36)       (0.36)       (0.42)       (0.69)         (0.38)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      12.88   $    13.20   $    13.05   $    12.81   $    13.08   $      12.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.83%        3.97%        4.75%        1.13         7.47%          4.61%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    128,652   $  140,734   $  159,227   $  190,933   $  213,835   $    224,837
Expenses to average net assets, net of
  fee waivers and/or expense reimbursements
  by manager                                            1.09%*       1.08%        1.08%        1.04%        0.96%          0.98%~*
Expenses to average net assets, before
  fee waivers and/or expense reimbursements
  by manager                                            1.17%*       1.17%        1.20%        1.20%        1.15%          1.14%~*
Net investment income to average net assets,
net of fee waivers and/or expense
reimbursements by manager                               3.80%*       2.54%        2.08%        2.57%        4.92%          6.09%*%
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             3.72%*       2.45%        1.96%        2.41%        4.73%          5.93%*%
Portfolio turnover                                       255%         665%         805%         741%         369%           631%

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.05%, 0.04% and 0.05% on Class A, Class B and Class C, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 18, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)      2005         2004+        2003          2002        2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      13.20   $    13.05   $    12.81   $    13.08   $    12.83   $      12.47
Net investment income                                   0.19         0.22         0.14         0.23         0.53           0.47
Net realized and unrealized gains
  (losses) from investment activities                  (0.14)        0.19         0.36        (0.18)        0.31           0.37
Net increase from operations                            0.05         0.41         0.50         0.05         0.84           0.84
Dividends from net investment income                   (0.21)       (0.26)       (0.26)       (0.32)       (0.54)         (0.48)
Distributions from net realized gains
  from  investment activities                          (0.16)          --           --           --        (0.05)            --
Total dividends and distributions                      (0.37)       (0.26)       (0.26)       (0.32)       (0.59)         (0.48)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      12.88   $    13.20   $    13.05   $    12.81   $    13.08   $      12.83
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.44%        3.17%        3.94%        0.34%        6.63%          6.96%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      3,239   $    4,273   $    8,373   $   15,056   $   16,966   $     13,175
Expenses to average net assets, net of
  fee waivers and/or expense reimbursements
  by manager                                            1.85%*       1.84%        1.84%        1.82%        1.76%          1.75%~*
Expenses to average net assets, before
  fee waivers and/or expense reimbursements
  by manager                                            1.95%*       1.93%        1.95%        1.94%        1.90%          1.90%~*
Net investment income to average net assets,
net of fee waivers and/or expense
reimbursements by manager                               3.04%*       1.69%        1.33%        1.79%        4.12%          5.31%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             2.94%*       1.60%        1.22%        1.67%        3.99%          5.16%*
Portfolio turnover                                       255%         665%         805%         741%         369%           631%

                                                                                      CLASS C
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)     2005         2004+        2003         2002        2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      13.21   $    13.06   $    12.82   $    13.09   $    12.84   $    12.33
Net investment income                                   0.22         0.27         0.19         0.26         0.57         0.49
Net realized and unrealized gains
  (losses) from investment activities                  (0.15)        0.17         0.34        (0.18)        0.30         0.51
Net increase from operations                            0.07         0.44         0.53         0.08         0.87         1.00
Dividends from net investment income                   (0.23)       (0.29)       (0.29)       (0.35)       (0.57)       (0.49)
Distributions from net realized gains
  from investment activities                           (0.16)          --           --           --        (0.05)          --
Total dividends and distributions                      (0.39)       (0.29)       (0.29)       (0.35)       (0.62)       (0.49)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      12.89   $    13.21   $    13.06   $    12.82   $    13.09   $    12.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.56%        3.40%        4.18%        0.59%        6.99%        8.26%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $     32,805   $   36,372   $   41,707   $   50,245   $   56,849   $   57,745
Expenses to average net assets, net of
  fee waivers and/or expense reimbursements
  by manager                                            1.62%*       1.62%        1.62%        1.57%        1.48%          1.49%~*
Expenses to average net assets, before
  fee waivers and/or expense reimbursements
  by manager                                            1.76%*       1.74%        1.78%        1.77%        1.73%          1.70%~*
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by manager                             3.28%*       2.00%        1.54%        2.04%        4.40%          5.59%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             3.14%*       1.88%        1.38%        1.84%        4.15%          5.38%*
Portfolio turnover                                       255%         665%         805%         741%         369%           631%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)      2005         2004+        2003          2002        2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      13.20   $    13.05   $    12.80   $    13.07   $    12.84   $      12.65
Net investment income                                   0.27         0.38         0.29         0.37         0.68           0.39
Net realized and unrealized gains (losses)
  from investment activities                           (0.14)        0.17         0.36        (0.18)        0.29           0.20
Net increase from operations                            0.13         0.55         0.65         0.19         0.97           0.59
Dividends from net investment income                   (0.28)       (0.40)       (0.40)       (0.46)       (0.69)         (0.40)
Distributions from net realized gains from
investment activities                                  (0.16)          --           --           --        (0.05)            --
Total dividends and distributions                      (0.44)       (0.40)       (0.40)       (0.46)       (0.74)         (0.40)

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      12.89   $    13.20   $    13.05   $    12.80   $    13.07   $      12.84
----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              1.04%        4.24%        5.12%        1.46%        7.77%          4.77%
----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      9,313   $   10,069   $   10,441   $   16,466   $   19,250   $    133,649
Expenses to average net assets, net of fee
waivers and/or expense reimbursements
  by manager                                            0.78%*       0.76%        0.76%        0.72%        0.64%          0.66%~*
Expenses to average net assets, before fee
waivers and/or expense reimbursements
  by manager                                            0.84%*       0.85%        0.88%        0.88%        0.80%          0.84%~*
Net investment income to average net assets,
  net of fee waivers and/or expense
reimbursements by manager                               4.11%*       2.88%        2.41%        2.89%        5.32%          6.50%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             4.05%*       2.79%        2.30%        2.73%        5.16%          6.32%*
Portfolio turnover                                       255%         665%         805%         741%         369%           631%

*    Annualized.

+ As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to decrease net investment income per share by $0.01 on all share classes and increase net realized and unrealized gain (loss) from investment activities per share by $0.01 on all share classes, and decrease the ratio of net investment income by 0.04% and 0.05% on Class Y and Class P, respectively.

~ Includes 0.01% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the year ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED
                                                 JANUARY 31,                        FOR THE YEARS ENDED JULY 31,
                                                    2006       ----------------------------------------------------------------
                                                 (UNAUDITED)      2005         2004+        2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      13.20   $    13.06   $    12.82   $    13.09   $    12.84   $      12.09
Net investment income                                   0.27         0.37         0.30         0.36         0.67           0.84
Net realized and unrealized gains (losses)
  from investment activities                           (0.15)        0.16         0.33        (0.18)        0.31           0.82
Net increase from operations                            0.12         0.53         0.63         0.18         0.98           1.66
Dividends from net investment income                   (0.28)       (0.39)       (0.39)       (0.45)       (0.68)         (0.91)
Distributions from net realized gains from
  investment activities                                (0.16)          --           --           --        (0.05)            --
Total dividends and distributions                      (0.44)       (0.39)       (0.39)       (0.45)       (0.73)         (0.91)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      12.88   $    13.20   $    13.06   $    12.82   $    13.09   $      12.84
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.95%        4.11%        4.97%        1.35%        7.84%         14.21%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    351,650   $  318,339   $  252,716   $  207,466   $  201,378   $    195,546
Expenses to average net assets, net of fee
waivers and/or expense reimbursements
  by manager                                            0.87%*       0.87%        0.87%        0.83%        0.70%          0.78%~~
Expenses to average net assets, before fee
waivers and/or expense reimbursements
  by manager                                            0.96%*       0.96%        1.00%        0.98%        0.93%          0.87%~~
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by manager                             4.04%*       2.82%        2.27%        2.76%        5.18%          6.69%
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             3.95%*       2.73%        2.14%        2.61%        4.95%          6.60%
Portfolio turnover                                       255%         665%         805%         741%         369%           631%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS A
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                (UNAUDITED)       2005         2004          2003       2002^         2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      11.44   $    11.51   $    11.46   $    11.13   $    12.32   $      12.16
Net investment income                                   0.18@        0.34@        0.29         0.33         0.75           0.35
Net realized and unrealized gains
  (losses) from investment activities                  (0.10)       (0.07)        0.06         0.34        (1.19)          0.16
Net increase (decrease) from operations                 0.08         0.27         0.35         0.67        (0.44)          0.51
Dividends from net investment income                   (0.18)       (0.34)       (0.30)       (0.34)       (0.75)         (0.35)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      11.34   $    11.44   $    11.51   $    11.46   $    11.13   $      12.32
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.73%        2.38%        3.08%        6.05%       (3.90)%         4.24%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $     67,063   $   75,331   $   90,732   $  113,500   $  129,520   $    157,341
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements
  by manager                                            1.06%*       1.07%        1.07%        1.03%        0.96%          0.97%*
Expenses to average net assets, before fee
  waivers and/or expense reimbursements
  by manager                                            1.11%*       1.09%        1.13%        1.14%        1.10%          1.03%*
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by manager                             3.15%*       2.93%        2.52%        2.86%        6.14%          5.77%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             3.10%*       2.91%        2.46%        2.75%        6.00%          5.71%*
Portfolio turnover                                       237%         221%         299%         294%         121%            82%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Metropolitan West Asset Management, LLC to BlackRock Financial Management, Inc. on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a)  For the period January 31, 2001 (reissuance of shares) through July 31,
     2001.

(b) For the period December 14, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS B
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)      2005         2004         2003        2002^         2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      11.46   $    11.53   $    11.47   $    11.15   $    12.33   $      12.03
Net investment income                                   0.13@        0.24@        0.21         0.24         0.65           0.41
Net realized and unrealized gains
(losses) from investment activities                    (0.09)       (0.06)        0.06         0.33        (1.18)          0.30
Net increase (decrease) from operations                 0.04         0.18         0.27         0.57        (0.53)          0.71
Dividends from net investment income                   (0.14)       (0.25)       (0.21)       (0.25)       (0.65)         (0.41)

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $      11.36   $    11.46   $    11.53   $    11.47   $    11.15   $      12.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.33%        1.60%        2.37%        5.13%       (4.57)%         6.04%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $        889   $    1,458   $    4,712   $    9,871   $   11,626   $     15,168
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements
  by manager                                            1.81%*       1.81%        1.81%        1.79%        1.74%          1.74%*
Expenses to average net assets, before fee
  waivers and/or expense reimbursements
  by manager                                            1.94%*       1.87%        1.85%        1.87%        1.82%          1.78%*
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by manager                             2.37%*       2.15%        1.75%        2.10%        5.35%          4.99%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             2.24%*       2.09%        1.71%        2.02%        5.27%          4.95%*
Portfolio turnover                                       237%         221%         299%         294%         121%            82%

                                                                                      CLASS C
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)     2005         2004         2003        2002^         2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      11.46   $    11.53   $    11.48   $    11.15   $     12.3   $      11.92
Net investment income                                   0.15@        0.28@        0.24         0.27         0.69           0.44
Net realized and unrealized gains
(losses) from investment activities                    (0.10)       (0.06)        0.05         0.34        (1.19)          0.41
Net increase (decrease) from operations                 0.05         0.22         0.29         0.61        (0.50)          0.85
Dividends from net investment income                   (0.15)       (0.29)       (0.24)       (0.28)       (0.68)         (0.44)

NET ASSET VALUE, END OF PERIOD                  $      11.36   $    11.46   $    11.53   $    11.48   $     11.1   $      12.33
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                              0.47%        1.87%        2.56%        5.49%       (4.31)%         7.20%
-------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $      6,534   $    7,684   $    9,583   $   12,281   $   15,508   $     19,529
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements
  by manager                                            1.56%*       1.56%        1.56%        1.53%        1.47%          1.48%*
Expenses to average net assets, before fee
  waivers and/or expense reimbursements
  by manager                                            1.60%*       1.59%        1.61%        1.63%        1.58%          1.54%*
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by manager                             2.65%*       2.44%        2.03%        2.37%        5.63%          5.26%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             2.61%*       2.41%        1.98%        2.27%        5.52%          5.20%*
Portfolio turnover                                       237%         221%         299%         294%         121%            82%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERMEDIATE FIXED INCOME INVESTMENTS (CONCLUDED)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                 CLASS Y
                              -----------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED                                                      FOR THE
                               JANUARY 31,           FOR THE YEARS ENDED JULY 31,              PERIOD ENDED
                                  2006        -------------------------------------------        JULY 31,
                               (UNAUDITED)       2005        2004        2003       2002^        2001(a)
                              -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $       11.45   $   11.52   $   11.47   $   11.14   $    12.33   $      12.16
Net investment income                  0.19@       0.37@       0.34        0.36         0.78           0.36
Net realized and unrealized
  gains (losses) from
  investment activities               (0.09)      (0.07)       0.04        0.34        (1.19)          0.17
Net increase (decrease) from
  operations                           0.10        0.30        0.38        0.70        (0.41)          0.53
Dividends from net
  investment income                   (0.20)      (0.37)      (0.33)      (0.37)       (0.78)         (0.36)

NET ASSET VALUE, END OF
  PERIOD                      $       11.35   $   11.45   $   11.52   $   11.47   $    11.14   $      12.33
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)             0.85%       2.66%       3.34%       6.32%       (3.64)%         4.45%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $       1,015   $   1,108   $   1,246   $   1,730   $    2,589   $      3,613
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager            0.81%*      0.81%       0.81%       0.77%        0.71%          0.71%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager            0.85%*      0.86%       0.87%       0.89%        0.84%          0.79%*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager            3.40%*      3.20%       2.79%       3.15%        6.39%          5.96%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager            3.36%*      3.15%       2.73%       3.03%        6.26%          5.88%*
Portfolio turnover                      237%        221%        299%        294%         121%            82%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Pacific Income Advisors, Inc. to Metropolitan West Asset Management, LLC on October 10, 2000. BlackRock Financial Management, Inc. assumed investment advisory functions on July 29, 2002.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                   CLASS P
                              -----------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED
                               JANUARY 31,                    FOR THE YEARS ENDED JULY 31,
                                  2006        -------------------------------------------------------------
                               (UNAUDITED)      2005        2004        2003        2002^        2001^
                              -----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $       11.45   $   11.52   $   11.47   $   11.14   $    12.33   $      11.82
Net investment income                  0.20@       0.37@       0.33        0.36         0.77           0.74
Net realized and unrealized
  gains (losses) from
  investment activities               (0.10)      (0.07)       0.05        0.34        (1.18)          0.56
Net increase (decrease) from
  operations                           0.10        0.30        0.38        0.70        (0.41)          1.30
Dividends from net
  investment income                   (0.20)      (0.37)      (0.33)      (0.37)       (0.78)         (0.79)

NET ASSET VALUE, END OF
  PERIOD                      $       11.35   $   11.45   $   11.52   $   11.47   $    11.14   $      12.33
-----------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)             0.86%       2.66%       3.36%       6.34%       (3.64)%        11.39%
-----------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $     330,648   $ 313,031   $ 261,390   $ 210,860   $  161,702   $    127,718
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager            0.80%*      0.80%       0.80%       0.77%        0.70%          0.75%
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager            0.81%*      0.82%       0.84%       0.87%        0.82%          0.77%
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager            3.42%*      3.22%       2.81%       3.10%        6.45%          6.07%
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager            3.41%*      3.20%       2.77%       3.00%        6.33%          6.05%
Portfolio turnover                      237%        221%        299%        294%         121%            82%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE STRATEGIC FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS A
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                        FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                    2006           ------------------------------------------------------------      JULY 31,
                                 (UNAUDITED)          2005             2004**           2003            2002         2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $     13.89       $     13.88      $     13.44     $     13.16     $     12.91     $     12.53
Net investment income                   0.29@             0.45@            0.36@           0.57@           0.58@           0.47
Net realized and
  unrealized gains
  (losses) from investment
  activities                           (0.31)             0.35             0.44            0.25            0.25            0.38
Net increase (decrease)
  from operations                      (0.02)             0.80             0.80            0.82            0.83            0.85
Dividends from net
  investment income                    (0.37)            (0.46)           (0.36)          (0.54)          (0.58)          (0.47)
Distributions from net
  realized gains from
  investment activities                   --             (0.33)              --              --              --              --
Total dividends and
  distributions                        (0.37)            (0.79)           (0.36)          (0.54)          (0.58)          (0.47)

NET ASSET VALUE, END OF
  PERIOD                         $     13.50       $     13.89      $     13.88     $     13.44     $     13.16     $     12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)             (0.12)%            5.88%            6.00%           6.22%           6.55%           6.93%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $    22,423       $    23,269      $    24,587     $    26,814     $    26,242     $    29,899
Expenses to average net
  assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager                1.21%+*           1.23%+           1.21%           1.21%           1.14%           1.14%~*
Expenses to average net
  assets, before fee
  waivers and/or expense
  reimbursements by
  manager                               1.21%*            1.23%            1.25%           1.25%           1.27%           1.21%~*
Net investment income to
  average net assets, net
  of fee waivers and/or
  expense reimbursements
  by and recoupments to
  manager                               4.24%+*           3.20%+           2.56%           4.13%           4.41%           5.52%*
Net investment income to
  average net assets,
  before fee waivers
  and/or expense
  reimbursements by
  manager                               4.24%*            3.20%            2.52%           4.09%           4.28%           5.45%*
Portfolio turnover                        87%              147%             185%            357%            375%            519%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16%, 0.15%, and 0.16% on Class A, Class B and Class C, respectively.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b)  For the period January 30, 2001 (reissuance of shares) through July 31,
     2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                            CLASS B
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                        FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                    2006           ------------------------------------------------------------      JULY 31,
                                 (UNAUDITED)          2005             2004**           2003            2002         2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $     13.88       $     13.88      $     13.44     $     13.15     $     12.91     $     12.66
Net investment income                   0.23@             0.33@            0.25@           0.48@           0.48@           0.30
Net realized and
  unrealized gains
  (losses) from investment
  activities                           (0.29)             0.36             0.45            0.25            0.24            0.25
Net increase (decrease)
  from operations                      (0.06)             0.69             0.70            0.73            0.72            0.55
Dividends from net
  investment income                    (0.32)            (0.36)           (0.26)          (0.44)          (0.48)          (0.30)
Distributions from net
  realized gains from
  investment activities                   --             (0.33)              --              --              --              --
Total dividends and
  distributions                        (0.32)            (0.69)           (0.26)          (0.44)          (0.48)          (0.30)

NET ASSET VALUE, END OF
  PERIOD                         $     13.50       $     13.88      $     13.88     $     13.44     $     13.15     $     12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)             (0.43)%            5.06%            5.22%           5.52%           5.66%           4.38%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $     1,273       $     2,175      $     5,190     $    11,227     $    16,337     $    17,078
Expenses to average net
  assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager                1.94%*            1.94%            1.94%           1.93%           1.90%           1.91%~*
Expenses to average net
  assets, before fee
  waivers and/or expense
  reimbursements by
  manager                               2.02%*            1.96%            1.95%           1.95%           1.93%           1.96%~*
Net investment income to
  average net assets, net
  of fee waivers and/or
  expense reimbursements
  by and recoupments to
  manager                               3.41%*            2.45%            1.83%           3.49%           3.64%           4.73%*
Net investment income to
  average net assets,
  before fee waivers
  and/or expense
  reimbursements by
  manager                               3.33%*            2.43%            1.82%           3.47%           3.61%           4.68%*
Portfolio turnover                        87%              147%             185%            357%            375%            519%

                                                                            CLASS C
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                        FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                    2006           ------------------------------------------------------------      JULY 31,
                                 (UNAUDITED)          2005             2004**           2003            2002         2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $     13.89       $     13.88      $     13.44     $     13.16     $     12.91     $     12.43
Net investment income                   0.26@             0.38@            0.29@           0.50@           0.51@           0.43
Net realized and
  unrealized gains
  (losses) from investment
  activities                           (0.31)             0.35             0.44            0.25            0.25            0.48
Net increase (decrease)
  from operations                      (0.05)             0.73             0.73            0.75            0.76            0.91
Dividends from net
  investment income                    (0.34)            (0.39)           (0.29)          (0.47)          (0.51)          (0.43)
Distributions from net
  realized gains from
  investment activities                   --             (0.33)              --              --              --              --
Total dividends and
  distributions                        (0.34)            (0.72)           (0.29)          (0.47)          (0.51)          (0.43)

NET ASSET VALUE, END OF
  PERIOD                         $     13.50       $     13.89      $     13.88     $     13.44     $     13.16     $     12.91
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)             (0.36)%            5.38%            5.49%           5.69%           6.01%           7.43%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $     7,132       $     8,082      $     8,960     $    10,827     $    13,325     $    16,743
Expenses to average net
  assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager                1.69%+*           1.70%+           1.70%           1.70%           1.65%           1.65%~*
Expenses to average net
  assets, before fee
  waivers and/or expense
  reimbursements by
  manager                               1.69%*            1.70%            1.71%           1.72%           1.70%           1.71%~*
Net investment income to
  average net assets, net
  of fee waivers and/or
  expense reimbursements
  by and recoupments to
  manager                               3.75%+*           2.73%+           2.08%           3.67%           3.90%           5.00%*
Net investment income to
  average net assets,
  before fee waivers
  and/or expense
  reimbursements by
  manager                               3.75%*            2.73%            2.07%           3.65%           3.85%           4.94%*
Portfolio turnover                        87%              147%             185%            357%            375%            519%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS Y
                               ----------------------------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED                                                                        FOR THE
                               JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                  2006          -------------------------------------------------------------      JULY 31,
                               (UNAUDITED)         2005             2004**           2003            2002          2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $     13.88      $     13.87      $     13.43      $     13.16     $     12.91     $     12.77
Net investment income                 0.32@            0.51@            0.40@            0.61@           0.61@           0.36
Net realized and unrealized
  gains (losses) from
  investment activities              (0.30)            0.34             0.44             0.23            0.25            0.14
Net increase from operations          0.02             0.85             0.84             0.84            0.86            0.50
Dividends from net
  investment income                  (0.40)           (0.51)           (0.40)           (0.57)          (0.61)          (0.36)
Distributions from net
  realized gains from
  investment activities                 --            (0.33)              --               --              --              --
Total dividends and
  distributions                      (0.40)           (0.84)           (0.40)           (0.57)          (0.61)          (0.36)

NET ASSET VALUE, END OF
  PERIOD                       $     13.50      $     13.88      $     13.87      $     13.43     $     13.16     $     12.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            0.14%            6.25%            6.27%            6.39%           6.80%           3.98%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                      $       876      $       959      $       527      $       551     $       342     $       613
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by and
  recoupments to manager              0.86%*           0.89%+           0.96%+           0.98%           0.89%           0.88%~~*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           0.86%*           0.89%            0.96%            0.98%           0.99%           0.97%~~*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by and
  recoupments to manager              4.58%*           3.58%+           2.81%+           4.19%           4.65%           5.74%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager           4.58%*           3.58%            2.81%            4.19%           4.55%           5.65%*
Portfolio turnover                      87%             147%             185%             357%            375%            519%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~ Includes 0.06% of interest expense related to reverse repurchase agreements during the year ended July 31, 2001.

~~ Includes 0.03% of interest expense related to reverse repurchase agreements during the period ended July 31, 2001.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

** As of August 1, 2003, the Portfolio has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) from investment activities, however, prior to August 1, 2003, these interim payments were reflected within interest income (or as an offset to interest income) on the Statement of Operations. The effect of this change for the year ended July 31, 2004 was to increase net investment income per share by $0.02 on all share classes and decrease net realized and unrealized gain (loss) from investment activities per share by $0.02 on all share classes, and increase the ratio of net investment income by 0.16% and 0.17% on Class Y and Class P, respectively.

(a) For the period February 2, 2001 (commencement of issuance) through July 31, 2001.

                                                                            CLASS P
                               ----------------------------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED
                               JANUARY 31,
                                  2006          -----------------------------------------------------------------------------
                               (UNAUDITED)         2005             2004**           2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $     13.88      $     13.88      $     13.44      $     13.16     $     12.91     $     12.21
Net investment income                 0.31@            0.49@            0.42@           0 .61@           0.61@           0.73
Net realized and unrealized
  gains (losses) from
  investment activities              (0.30)            0.34             0.42             0.25            0.26            0.78
Net increase from operations          0.01             0.83             0.84             0.86            0.87            1.51
Dividends from net
  investment income                  (0.39)           (0.50)           (0.40)           (0.58)          (0.62)          (0.81)
Distributions from net
  realized gains from
  investment activities                 --            (0.33)              --               --              --              --
Total dividends and
  distributions                      (0.39)           (0.83)           (0.40)           (0.58)          (0.62)          (0.81)

NET ASSET VALUE, END OF
  PERIOD                       $     13.50      $     13.88      $     13.88      $     13.44     $     13.16     $     12.91
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            0.10%            6.13%            6.31%            6.54%           6.86%          12.74%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                      $   478,224      $   429,250      $   347,091      $   252,219     $   241,140     $   210,444
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by and
  recoupments to manager              0.93%*           0.93%            0.93%            0.90%           0.85%           0.91%~
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           0.98%*           0.98%            0.99%            1.00%           0.96%           0.93%~
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by and
  recoupments to manager              4.54%*           3.51%            2.85%            4.44%           4.70%           6.09%
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager           4.49%*           3.46%            2.79%            4.34%           4.59%           6.07%
Portfolio turnover                      87%             147%             185%             357%            375%            519%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE MUNICIPAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                            CLASS A
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                        FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                    2006           ------------------------------------------------------------      JULY 31,
                                 (UNAUDITED)          2005              2004           2003            2002          2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $     12.49       $     12.56      $     12.56     $     12.70     $     12.52     $     12.43
Net investment income                   0.20@             0.40@            0.39            0.45            0.51            0.26
Net realized and unrealized
  gains (losses) from
  investment activities                (0.11)            (0.07)            0.00~          (0.14)           0.18            0.09
Net increase from operations            0.09              0.33             0.39            0.31            0.69            0.35
Dividends from net
  investment income                    (0.20)            (0.40)           (0.39)          (0.45)          (0.51)          (0.26)

NET ASSET VALUE, END OF
  PERIOD                         $     12.38       $     12.49      $     12.56     $     12.56     $     12.70     $     12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)              0.71%             2.61%            3.09%           2.42%           5.62%           2.86%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $   106,094       $   115,286      $   131,888     $   153,966     $   167,685     $   178,299
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager             0.98%*            0.96%            0.96%           0.93%           0.87%           0.88%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager             1.04%*            1.03%            1.08%           1.06%           1.05%           1.01%*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager             3.15%*            3.12%            3.03%           3.49%           4.01%           4.16%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager             3.09%*            3.05%            2.91%           3.36%           3.83%           4.03%*
Portfolio turnover                        15%               35%              46%             42%             20%             68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 23, 2001 (commencement of issuance) through July 31, 2001.

(b) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 4, 2000 (commencement of issuance) through July 31, 2001.

                                                                            CLASS B
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                         FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                    2006           ------------------------------------------------------------       JULY 31,
                                 (UNAUDITED)          2005              2004           2003            2002           2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $     12.49       $     12.56      $     12.56     $     12.70     $     12.52     $     12.42
Net investment income                   0.15@             0.30@            0.30            0.35            0.41            0.19
Net realized and unrealized
  gains (losses) from
  investment activities                (0.10)            (0.07)           (0.01)          (0.14)           0.18            0.10
Net increase from operations            0.05              0.23             0.29            0.21            0.59            0.29
Dividends from net
  investment income                    (0.15)            (0.30)           (0.29)          (0.35)          (0.41)          (0.19)

NET ASSET VALUE, END OF
  PERIOD                         $     12.39       $     12.49      $     12.56     $     12.56     $     12.70     $     12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)              0.40%             1.82%            2.31%           1.65%           4.81%           2.32%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $     1,654       $     2,665      $     4,861     $     7,870     $    10,949     $    14,518
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager             1.72%*            1.71%            1.71%           1.68%           1.62%           1.63%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager             1.81%*            1.79%            1.83%           1.80%           1.80%           1.76%*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager             2.40%*            2.37%            2.28%           2.75%           3.26%           3.41%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager             2.31%*            2.29%            2.16%           2.63%           3.08%           3.28%*
Portfolio turnover                        15%               35%              46%             42%             20%             68%

                                                                            CLASS C
                                 ----------------------------------------------------------------------------------------------
                                 FOR THE SIX
                                 MONTHS ENDED                                                                         FOR THE
                                 JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                    2006           ------------------------------------------------------------       JULY 31,
                                 (UNAUDITED)          2005              2004           2003            2002           2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD            $     12.49       $     12.56      $     12.56     $     12.70     $     12.52     $     12.19
Net investment income                   0.17@             0.33@            0.32            0.38            0.44            0.31
Net realized and unrealized
  gains (losses) from
  investment activities                (0.11)            (0.07)            0.00~          (0.14)           0.18            0.33
Net increase from operations            0.06              0.26             0.32            0.24            0.62            0.64
 Dividends from net
  investment income                    (0.17)            (0.33)           (0.32)          (0.38)          (0.44)          (0.31)

NET ASSET VALUE, END OF
  PERIOD                         $     12.38       $     12.49      $     12.56     $     12.56     $     12.70     $     12.52
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)              0.45%             2.07%            2.56%           1.88%           5.07%           5.33%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                        $    19,543       $    21,291      $    25,191     $    28,882     $    30,776     $    32,075
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager             1.49%*            1.48%            1.48%           1.45%           1.39%           1.40%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager             1.55%*            1.55%            1.59%           1.56%           1.57%           1.53%*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager             2.64%*            2.61%            2.51%           2.96%           3.50%           3.65%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager             2.58%*            2.54%            2.40%           2.85%           3.32%           3.52%*
Portfolio turnover                        15%               35%              46%             42%             20%             68%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                           CLASS Y
                               ----------------------------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED                                                                        FOR THE
                               JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                  2006          -------------------------------------------------------------      JULY 31,
                               (UNAUDITED)         2005             2004             2003            2002          2001(a)
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $     12.49      $     12.56      $     12.56      $     12.70     $     12.52     $     12.42
Net investment income                 0.21@            0.42@            0.41             0.48            0.54            0.24
Net realized and unrealized
  gains (losses) from
  investment activities              (0.10)           (0.07)            0.00~           (0.14)           0.18            0.10
Net increase from operations          0.11             0.35             0.41             0.34            0.72            0.34
Dividends from net investment
  income                             (0.21)           (0.42)           (0.41)           (0.48)          (0.54)          (0.24)

NET ASSET VALUE, END OF
  PERIOD                       $     12.39      $     12.49      $     12.56      $     12.56     $     12.70     $     12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            0.90%            2.83%            3.29%            2.65%           5.87%           2.72%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                      $       186      $       186      $       200      $       194     $       316     $       399
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager           0.75%*           0.74%            0.74%            0.69%           0.63%           0.64%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           0.86%*           0.85%            0.90%            0.85%           0.84%           0.83%*
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager           3.39%*           3.35%            3.26%            3.73%           4.25%           4.40%*
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager           3.28%*           3.24%            3.10%            3.57%           4.04%           4.21%*
Portfolio turnover                      15%              35%              46%              42%             20%             68%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 23, 2001 (commencement of issuance) through July 31, 2001.

                                                                            CLASS P
                               ----------------------------------------------------------------------------------------------
                               FOR THE SIX
                               MONTHS ENDED
                               JANUARY 31,                            FOR THE YEARS ENDED JULY 31,
                                  2006          -----------------------------------------------------------------------------
                               (UNAUDITED)         2005             2004             2003            2002            2001
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                    $     12.49      $     12.56      $     12.56      $     12.70     $     12.52     $     12.15
Net investment income                 0.21@            0.42@            0.41             0.47            0.54            0.55
Net realized and unrealized
  gains (losses) from
  investment activities              (0.10)           (0.07)            0.00~           (0.14)           0.18            0.42
Net increase from operations          0.11             0.35             0.41             0.33            0.72            0.97
Dividends from net investment
  income                             (0.21)           (0.42)           (0.41)           (0.47)          (0.54)          (0.60)

NET ASSET VALUE, END OF
  PERIOD                       $     12.39      $     12.49      $     12.56      $     12.56     $     12.70     $     12.52
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            0.90%            2.81%            3.29%            2.64%           5.86%           8.20%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                      $   122,165      $   111,908      $    94,445      $    69,938     $    61,739     $    49,110
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by manager           0.76%*           0.76%            0.76%            0.72%           0.64%           0.76%
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           0.84%*           0.82%            0.88%            0.84%           0.85%           0.82%
Net investment income to
  average net assets, net of
  fee waivers and/or expense
  reimbursements by manager           3.38%*           3.33%            3.24%            3.69%           4.24%           4.44%
Net investment income to
  average net assets, before
  fee waivers and/or expense
  reimbursements by manager           3.30%*           3.27%            3.12%            3.57%           4.03%           4.38%
Portfolio turnover                      15%              35%              46%              42%             20%             68%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE GLOBAL FIXED INCOME INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 CLASS A
                                               ---------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED                                                            FOR THE
                                               JANUARY 31,                 FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                                   2006         -------------------------------------------------     JULY 31,
                                               (UNAUDITED)         2005         2004         2003         2002+        2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.76     $    11.74   $    11.78   $    10.91   $    10.27   $      10.45
Net investment income                                  0.13@          0.24@        0.22@        0.27@        0.35@          0.30
Net realized and unrealized gains (losses)
  from investment activities                          (0.10)          0.52         0.70         0.92         0.67          (0.18)
Net increase (decrease) from operations                0.03           0.76         0.92         1.19         1.02           0.12
Dividends from net investment income                  (0.43)         (0.72)       (0.96)       (0.32)          --             --
Distributions from net realized gains from
  investment activities                               (0.18)         (0.02)          --           --           --             --
Distributions from paid in capital                       --             --           --           --        (0.38)         (0.30)
Total dividends and distributions                     (0.61)         (0.74)       (0.96)       (0.32)       (0.38)         (0.30)

NET ASSET VALUE, END OF PERIOD                 $      11.18     $    11.76   $    11.74   $    11.78   $    10.91   $      10.27
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             0.31%          6.33%        7.76%       11.01%       10.20%          1.09%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $    130,880     $  144,325   $  159,669   $  176,124   $  177,870   $    190,838
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by manager                            1.37%*         1.37%#       1.36%        1.33%        1.24%          1.21%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                            1.41%*         1.41%#       1.45%        1.45%        1.42%          1.41%*
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                    2.26%*         1.98%        1.83%        2.32%        3.40%          4.42%*
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                    2.22%*         1.94%        1.74%        2.20%        3.22%          4.22%*
Portfolio turnover                                      114%           260%         244%         274%         328%           270%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period February 5, 2001 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.67% to 3.40% for Class A, from 2.91% to 2.65% for Class B and from 3.15% to 2.89% for Class C. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                CLASS B
                                               -------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED                                                          FOR THE
                                               JANUARY 31,                FOR THE YEARS ENDED JULY 31,            PERIOD ENDED
                                                   2006       -------------------------------------------------     JULY 31,
                                               (UNAUDITED)       2005         2004         2003         2002+        2001(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.78   $    11.76   $    11.80   $    10.93   $    10.28   $      10.81
Net investment income                                  0.09@        0.15@        0.13@        0.18@        0.27@          0.18
Net realized and unrealized gains (losses)
  from investment activities                          (0.11)        0.52         0.70         0.92         0.68          (0.54)
Net increase (decrease) from operations               (0.02)        0.67         0.83         1.10         0.95          (0.36)
Dividends from net investment income                  (0.38)       (0.63)       (0.87)       (0.23)          --             --
Distributions from net realized gains from
  investment activities                               (0.18)       (0.02)          --           --           --             --
Distributions from paid in capital                       --           --           --           --        (0.30)         (0.17)
Total dividends and distributions                     (0.56)       (0.65)       (0.87)       (0.23)       (0.30)         (0.17)

NET ASSET VALUE, END OF PERIOD                 $      11.20   $    11.78   $    11.76   $    11.80   $    10.93   $      10.28
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                            (0.07)%       5.52%        6.94%       10.16%        9.44%         (3.34)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $      1,122   $    1,450   $    1,907   $    2,233   $    1,863   $      2,381
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by manager                            2.12%*       2.12%#       2.11%        2.09%        2.01%          1.98%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                            2.17%*       2.17%#       2.21%        2.21%        2.29%          2.55%*
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                    1.52%*       1.22%        1.08%        1.56%        2.65%          3.61%*
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                    1.47%*       1.17%        0.98%        1.44%        2.37%          3.04%*
Portfolio turnover                                      114%         260%         244%         274%         328%           270%

                                                                                CLASS C
                                               -------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED                                                          FOR THE
                                               JANUARY 31,                FOR THE YEARS ENDED JULY 31,            PERIOD ENDED
                                                   2006       -------------------------------------------------     JULY 31,
                                               (UNAUDITED)       2005         2004         2003         2002+        2001(c)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.76   $    11.74   $    11.78   $    10.91   $    10.27   $      10.38
Net investment income                                  0.10@        0.18@        0.16@        0.21@        0.30@          0.26
Net realized and unrealized gains (losses)
  from investment activities                          (0.10)        0.53         0.70         0.92         0.67          (0.11)
Net increase (decrease) from operations                  --         0.71         0.86         1.13         0.97           0.15
Dividends from net investment income                  (0.40)       (0.67)       (0.90)       (0.26)          --             --
Distributions from net realized gains from
  investment activities                               (0.18)       (0.02)          --           --           --             --
Distributions from paid in capital                       --           --           --           --        (0.33)         (0.26)
Total dividends and distributions                     (0.58)       (0.69)       (0.90)       (0.26)       (0.33)         (0.26)

NET ASSET VALUE, END OF PERIOD                 $      11.18   $    11.76   $    11.74   $    11.78   $    10.91   $      10.27
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             0.06%        5.82%        7.24%       10.43%        9.63%          1.45%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $      8,263   $    8,736   $    8,754   $    9,633   $   13,025   $     13,632
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by manager                            1.86%*       1.86%#       1.85%        1.83%        1.76%          1.72%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                            1.90%*       1.92%#       1.93%        1.97%        1.90%          1.90%*
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                    1.77%*       1.50%        1.34%        1.84%        2.89%          3.91%*
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                    1.73%*       1.44%        1.26%        1.70%        2.75%          3.73%*
Portfolio turnover                                      114%         260%         244%         274%         328%           270%

Selected data for a share of beneficial interest outstanding throughout each period is presented below.

                                                                                CLASS Y
                                               ---------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED                                                            FOR THE
                                               JANUARY 31,                  FOR THE YEARS ENDED JULY 31,            PERIOD ENDED
                                                   2006           ----------------------------------------------      JULY 31,
                                               (UNAUDITED)          2005          2004        2003        2002+        2001(a)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.75       $  11.73      $  11.78    $  10.91    $  10.27    $      10.73
Net investment income                                  0.15@          0.28@         0.26@       0.30@       0.36@           0.27
Net realized and unrealized gains (losses)
  from investment activities                          (0.10)          0.52          0.69        0.92        0.69           (0.46)
Net increase (decrease) from operations                0.05           0.80          0.95        1.22        1.05           (0.19)
Dividends from net investment income                  (0.45)         (0.76)        (1.00)      (0.35)         --              --
Distributions from net realized gains from
  investment activities                               (0.18)         (0.02)           --          --          --              --
Distributions from paid in capital                       --             --            --          --       (0.41)          (0.27)
Total dividends and distributions                     (0.63)         (0.78)        (1.00)      (0.35)      (0.41)          (0.27)

NET ASSET VALUE, END OF PERIOD                 $      11.17       $  11.75      $  11.73    $  11.78    $  10.91    $      10.27
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             0.48%          6.67%         8.01%      11.34%      10.49%          (1.76)%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $      7,871       $  9,285      $  9,673    $ 12,429    $ 10,360    $      4,825
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by manager                            1.04%~*       1.06%~#        1.05%       1.04%       0.99%           0.95%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                            1.04%*         1.06%#        1.08%       1.09%       1.08%           1.08%*
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                    2.59%~*        2.30%~        2.14%       2.61%       3.62%           4.69%*
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                    2.59%*         2.30%         2.11%       2.56%       3.53%           4.56%*
Portfolio turnover                                      114%           260%          244%        274%        328%            270%

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred from Rogge Global Partners plc to Fischer Francis Trees & Watts, Inc. (and its affiliates) on October 10, 2000.

@    Calculated using the average month-end shares outstanding for the period.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

# Includes 0.01% of interest expense related to the reverse repurchase agreement during the year ended July 31, 2005.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 16, 2001 (commencement of issuance) through July 31, 2001.

+ As required, effective August 1, 2001, the UBS PACE Global Fixed Income Investments Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended July 31, 2002 was to decrease net investment income per share by $0.03 on all share classes, increase net realized and unrealized gains from investment activities per share by $0.03 on all share classes, and decrease the ratio of net investment income to average net assets, net of fee waivers and expense reimbursements from 3.88% to 3.62% for Class Y and from 3.95% to 3.68% for Class P. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

                                                                                CLASS P
                                               ----------------------------------------------------------------------------------
                                               FOR THE SIX
                                               MONTHS ENDED
                                               JANUARY 31,                         FOR THE YEARS ENDED JULY 31,
                                                   2006         -----------------------------------------------------------------
                                               (UNAUDITED)         2005          2004          2003          2002+        2001^
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD           $      11.76     $    11.74    $    11.78    $    10.91    $    10.27    $   10.68
Net investment income                                  0.14@          0.27@         0.25@         0.30@         0.38@        0.43
Net realized and unrealized gains (losses)
  from investment activities                          (0.10)          0.52          0.70          0.92          0.67        (0.35)
Net increase (decrease) from operations                0.04           0.79          0.95          1.22          1.05         0.08
Dividends from net investment income                  (0.44)         (0.75)        (0.99)        (0.35)           --           --
Distributions from net realized gains from
  investment activities                               (0.18)         (0.02)           --            --            --           --
Distributions from paid in capital                       --             --            --            --         (0.41)       (0.49)
Total dividends and distributions                     (0.62)         (0.77)        (0.99)        (0.35)        (0.41)       (0.49)

NET ASSET VALUE, END OF PERIOD                 $      11.18     $    11.76    $    11.74    $    11.78    $    10.91    $   10.27
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             0.44%          6.58%         8.02%        11.31%        10.52%        0.71%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)              $    307,571     $  274,572    $  203,450    $  139,300    $  114,790    $  94,085
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by manager                            1.13%*         1.14%#        1.13%         1.07%         0.95%        0.95%
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                            1.27%*         1.29%#        1.32%        1.300%         1.27%        1.17%
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by manager                    2.50%*         2.25%         2.07%         2.57%         3.68%        4.23%
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager                    2.36%*         2.10%         1.88%         2.34%         3.36%        4.01%
Portfolio turnover                                      114%           260%          244%          274%          328%         270%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                  CLASS A
                                        -----------------------------------------------------------------------------------------
                                        FOR THE SIX
                                        MONTHS ENDED                                                                   FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                    PERIOD ENDED
                                            2006           ------------------------------------------------------       JULY 31,
                                        (UNAUDITED)           2005            2004          2003          2002          2001(a)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $      20.64       $    17.56      $    15.39    $    14.83    $    17.52    $      16.76
Net investment income (loss)                    0.11@            0.22@           0.18          0.15          0.12            0.04
Net realized and unrealized gains
  (losses) from investment
  activities                                    1.56             3.06            2.13          0.55         (2.71)           0.72
Net increase (decrease) from
  operations                                    1.67             3.28            2.31          0.70         (2.59)           0.76
Dividends from net investment income           (0.20)           (0.20)          (0.14)        (0.14)        (0.10)             --
Distributions from net realized
  gains from investment activities             (0.47)              --              --            --            --              --
Total dividends and distributions              (0.67)           (0.20)          (0.14)        (0.14)        (0.10)             --

NET ASSET VALUE, END OF PERIOD          $      21.64       $    20.64      $    17.56    $    15.39    $    14.83    $      17.52
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      8.22%           18.78%          15.06%         4.82%       (14.85)%          4.53%
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    304,694       $  306,916      $  305,359    $  296,936    $  325,252    $    447,486
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                    1.13%*~          1.15%~          1.21%         1.21%         1.14%           1.13%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                     1.26%*           1.27%           1.31%         1.33%         1.28%           1.25%*
Net investment income(loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager                        1.02%*~          1.16%~          0.98%         1.01%         0.71%           0.54%*
Net investment income(loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                     0.89%*           1.04%           0.88%         0.89%         0.57%           0.42%*
Portfolio turnover                                37%              74%             73%           72%           79%            148%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                CLASS B
                                          ------------------------------------------------------------------------------------
                                          FOR THE SIX
                                          MONTHS ENDED                                                              FOR THE
                                          JANUARY 31,                    FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                              2006         ---------------------------------------------------       JULY 31,
                                          (UNAUDITED)         2005          2004          2003         2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      20.62     $    17.50    $    15.34    $    14.75   $    17.46    $      16.76
Net investment income(loss)                       0.01@          0.07@         0.02          0.02        (0.02)          (0.02)
Net realized and unrealized gains
  (losses) from investment
  activities                                      1.56           3.05          2.14          0.57        (2.69)           0.72
Net increase (decrease) from
  operations                                      1.57           3.12          2.16          0.59        (2.71)           0.70
Dividends from net investment income                --             --            --            --           --              --
Distributions from net realized
  gains from investment activities               (0.47)            --            --            --           --              --
Total dividends and distributions                (0.47)            --            --            --           --              --

NET ASSET VALUE, END OF PERIOD            $      21.72     $    20.62    $    17.50    $    15.34   $    14.75    $      17.46
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        7.70%         17.83%        14.08%         4.00%      (15.52)%          4.18%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)         $      6,286     $    8,554    $   23,273    $   58,523   $   77,722    $    131,700
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                      2.04%*         2.02%~        2.04%~        2.01%        1.92%           1.90%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                       2.18%*         2.13%         2.14%         2.13%        2.06%           2.04%*
Net investment income(loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager                          0.10%*         0.36%~        0.16%~        0.21%       (0.07)%         (0.22)%*
Net investment income(loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                      (0.04)%*        0.25%         0.06%         0.09%       (0.21)%         (0.38)%*
Portfolio turnover                                  37%            74%           73%           72%          79%            148%

                                                                                CLASS C
                                          ------------------------------------------------------------------------------------
                                          FOR THE SIX
                                          MONTHS ENDED                                                              FOR THE
                                          JANUARY 31,                    FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                              2006         ---------------------------------------------------       JULY 31,
                                          (UNAUDITED)         2005          2004          2003         2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $      20.58     $    17.50    $    15.34    $    14.75   $    17.46    $      16.76
Net investment income (loss)                      0.02@          0.07@         0.03          0.03        (0.02)          (0.02)
Net realized and unrealized gains
  (losses) from investment
  activities                                      1.56           3.05          2.14          0.57        (2.69)           0.72
Net increase (decrease) from
  operations                                      1.58           3.12          2.17          0.60        (2.71)           0.70
Dividends from net investment income             (0.02)         (0.04)        (0.01)        (0.01)          --              --
Distributions from net realized
  gains from investment activities               (0.47)            --            --            --           --              --
Total dividends and distributions                (0.49)         (0.04)        (0.01)        (0.01)          --              --

NET ASSET VALUE, END OF PERIOD            $      21.67     $    20.58    $     17.5    $    15.34   $    14.75    $      17.46
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                        7.78%         17.87%        14.14%         4.04%      (15.52)%          4.18%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:                 $     38,236     $   40,113    $   41,701    $   46,437   $   52,912    $     76,977
Net assets, end of period (000's)
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments               1.92%*~        1.94%~        2.00%~       2.00%        1.92%            1.89%*
  to manager
Expenses to average net assets,
  before fee waivers and/or expense               2.05%*         2.06%         2.10%         2.12%        2.06%           2.04%*
  reimbursements by manager
Net investment income(loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and                           0.23%*~        0.38%~        0.19%~        0.22%       (0.07)%         (0.21)%*
  recoupments to manager
Net investment income(loss) to
  average net assets, before fee
  waivers and/or expense                          0.10%*         0.26%         0.09%         0.10%       (0.21)%         (0.38)%*
  reimbursements by manager
Portfolio turnover                                  37%            74%           73%           72%          79%            148%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS Y
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)         2005          2004           2003           2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     20.70    $     17.60    $     15.41    $     14.85    $     17.54    $     17.15
Net investment income                          0.15@          0.28@          0.24           0.20           0.16           0.06
Net realized and unrealized gains
  (losses) from investment activities          1.57           3.07           2.14           0.55          (2.71)          0.33
Net increase (decrease) from
  operations                                   1.72           3.35           2.38           0.75          (2.55)          0.39
Dividends from net investment income          (0.25)         (0.25)         (0.19)         (0.19)         (0.14)            --
Distributions from net realized gains
  from investment activities                  (0.47)            --             --             --             --             --
Total dividends and distributions             (0.72)         (0.25)         (0.19)         (0.19)         (0.14)            --

NET ASSET VALUE, END OF PERIOD          $     21.70    $     20.70    $     17.60    $     15.41    $     14.85    $     17.54
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     8.45%         19.17%         15.49%          5.19%        (14.63)%         2.27%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    43,790    $    42,046    $    37,336    $    36,448    $    41,046    $    39,612
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   0.77%*         0.83%~         0.85%~         0.87%          0.84%          0.85%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    0.90%*         0.95%          0.95%          0.97%          0.93%          0.93%*
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                       1.38%*         1.48%~         1.33%~         1.35%          0.99%          0.80%*
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager            1.25%*         1.36%          1.23%          1.25%          0.90%          0.72%*
Portfolio turnover                               37%            74%            73%            72%            79%           148%

*    Annualized.

@    Calculated using the average month-end shares outstanding for the period.

^ Investment advisory functions for this Portfolio were transferred from Brinson Partners, Inc. to Institutional Capital Corp. and Westwood Management Corp. on July 1, 2000. SSgA Funds Management, Inc. assumed investment advisory functions with respect to a portion of the Portfolio on October 10, 2000.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 19, 2001 (commencement of issuance) through July 31, 2001.

                                                                                CLASS P
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED
                                        JANUARY 31,                         FOR THE YEARS ENDED JULY 31,
                                           2006        -----------------------------------------------------------------------
                                       (UNAUDITED)         2005          2004           2003           2002           2001^
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     20.66    $     17.58    $     15.40    $     14.84    $     17.54    $     16.35
Net investment income                          0.13@          0.26@          0.19           0.17           0.15           0.17
Net realized and unrealized gains
  (losses) from investment activities          1.57           3.07           2.18           0.57          (2.71)          1.18
Net increase (decrease) from
  operations                                   1.70           3.33           2.37           0.74          (2.56)          1.35
Dividends from net investment income          (0.25)         (0.25)         (0.19)         (0.18)         (0.14)         (0.16)
Distributions from net realized gains
  from investment activities                  (0.47)            --             --             --             --             --
Total dividends and distributions             (0.72)         (0.25)         (0.19)         (0.18)         (0.14)         (0.16)

NET ASSET VALUE, END OF PERIOD          $     21.64    $     20.66    $     17.58    $     15.40    $     14.84    $     17.54
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     8.37%         19.03%         15.40%          5.09%        (14.68)%         8.32%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $   981,213    $   837,901    $   598,934    $   400,188    $   338,732    $   348,068
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   0.86%*         0.91%~         0.96%          0.97%          0.89%          0.88%
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    0.99%*         1.03%          1.06%          1.07%          1.03%          0.94%
Net investment income to average net
  assets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                       1.28%*         1.38%~         1.21%          1.24%          0.96%          0.99%
Net investment income to average net
  assets, before fee waivers and/or
  expense reimbursements by manager            1.15%*         1.26%          1.11%          1.14%          0.82%          0.93%
Portfolio turnover                               37%            74%            73%            72%            79%           148%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE LARGE CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS A
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)         2005          2004           2003+          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     15.83    $     13.50    $     12.78    $     11.49    $     16.86    $     21.61
Net investment loss                           (0.03)@        (0.02)@        (0.07)@        (0.05)@        (0.08)@        (0.05)
Net realized and unrealized gains
  (losses) from investment activities          0.86           2.35           0.79           1.34          (5.29)         (4.70)
Net increase (decrease) from
  operations                                   0.83           2.33           0.72           1.29          (5.37)         (4.75)

NET ASSET VALUE, END OF PERIOD          $     16.66    $     15.83    $     13.50    $     12.78    $     11.49    $     16.86
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     5.24%         17.26%          5.63%         11.23%        (31.85)%       (21.98)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    91,651    $    95,264    $    98,710    $   109,326    $   115,625    $   208,102
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   1.25%*         1.28%~         1.30%~         1.25%          1.14%          1.11%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    1.29%*         1.32%          1.36%          1.40%          1.31%          1.25%*
Net investment loss to average net
  asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                      (0.41)%*       (0.11)%~       (0.48)%~       (0.46)%        (0.52)%        (0.54)%*
Net investment loss to average net
  assets, before fee waivers and/or
  expense reimbursements by manager           (0.45)%*       (0.15)%        (0.54)%        (0.61)%        (0.69)%        (0.68)%*
Portfolio turnover                               36%            79%            82%           107%            57%            64%

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                CLASS B
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)         2005          2004           2003+          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     15.25    $     13.12    $     12.53    $     11.36    $     16.80    $     21.61
Net investment loss                           (0.10)@        (0.13)@        (0.18)@        (0.15)@        (0.19)@        (0.15)
Net realized and unrealized gains
  (losses) from investment activities          0.83           2.26           0.77           1.32          (5.25)         (4.66)
Net increase (decrease) from
  operations                                   0.73           2.13           0.59           1.17          (5.44)         (4.81)

NET ASSET VALUE, END OF PERIOD          $     15.98    $     15.25    $     13.12    $     12.53    $     11.36    $     16.80
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     4.79%         16.24%          4.71%         10.30%        (32.38)%       (22.26)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     2,149    $     3,185    $     6,038    $    10,503    $    12,853    $    29,814
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   2.13%*         2.16%          2.16%          2.09%          1.94%          1.88%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    2.35%*         2.27%          2.27%          2.31%          2.20%          2.09%*
Net investment loss to average net
  asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                      (1.29)%*       (0.98)%        (1.35)%        (1.29)%        (1.32)%        (1.32)%*
Net investment loss to average net
  assets, before fee waivers and/or
  expense reimbursements by manager           (1.51)%*       (1.09)%        (1.46)%        (1.51)%        (1.58)%        (1.53)%*
Portfolio turnover                               36%            79%            82%           107%            57%            64%

                                                                                CLASS C
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)         2005          2004           2003+          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     15.27     $     13.14    $     12.54    $     11.36    $     16.81    $     21.61
Net investment loss                          (0.10)@         (0.13)@        (0.17)@        (0.14)@        (0.19)@        (0.14)
Net realized and unrealized gains
  (losses) from investment activities         0.84            2.26           0.77           1.32          (5.26)         (4.66)
Net increase (decrease) from
  operations                                  0.74            2.13           0.60           1.18          (5.45)         (4.80)

NET ASSET VALUE, END OF PERIOD         $     16.01     $     15.27    $     13.14    $     12.54    $     11.36    $     16.81
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    4.85%          16.21%          4.78%         10.39%        (32.42)%       (22.21)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $     8,766     $     9,944    $    11,152    $    12,598    $    13,845    $    25,005
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                  2.10%~*         2.11%~         2.11%          2.05%          1.92%          1.87%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                   2.14%*          2.15%          2.19%          2.24%          2.15%          2.07%*
Net investment loss to average net
  asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                     (1.26)%~*       (0.94)%~       (1.29)%        (1.26)%        (1.29)%        (1.31)%*
Net investment loss to average net
  assets, before fee waivers and/or
  expense reimbursements by manager          (1.30)%*        (0.98)%        (1.37)%        (1.45)%        (1.52)%        (1.51)%*
Portfolio turnover                              36%             79%            82%           107%            57%            64%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                 CLASS Y
                                       ----------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                  FOR THE
                                        JANUARY 31,                   FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006         --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)          2005          2004           2003~          2002          2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     16.09      $     13.67    $     12.88    $     11.54    $     16.88    $     20.02
Net investment income (loss)                 (0.00)@#          0.04@         (0.01)@        (0.01)@        (0.03)@        (0.02)
Net realized and unrealized gains
  (losses) from investment activities         0.89             2.38           0.80           1.35          (5.31)         (3.12)
Net increase (decrease) from
  operations                                  0.89             2.42           0.79           1.34          (5.34)         (3.14)
Distributions from net investment
  income                                     (0.03)              --             --             --             --             --
Distributions from net realized gains
  from investment activities                    --               --             --             --             --             --
Total dividends and distributions            (0.03)              --             --             --             --             --

NET ASSET VALUE, END OF PERIOD         $     16.95      $     16.09    $     13.67    $     12.88    $     11.54    $     16.88
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    5.51%           17.70%          6.13%         11.61%        (31.64)%       (15.63)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $    25,046      $    25,014    $    22,647    $    23,829    $    20,990    $    29,634
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                  0.85%~*          0.85%          0.89%          0.90%          0.85%          0.85%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                   0.89%*           0.90%          0.93%          0.98%          0.95%          0.91%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                 (0.00)%~^*        0.30%         (0.07)%        (0.11)%        (0.23)%        (0.27)%*
Net investment income (loss) to
   average net assets, before fee
   waivers and/or expense
   reimbursements by manager                 (0.04)%*          0.25%         (0.11)%        (0.19)%        (0.33)%        (0.33)%*
Portfolio turnover                              36%              79%            82%           107%            57%            64%

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to SSgA Funds Management, Inc. on October 10, 2000.

~ A portion of the investment advisory function for this Portfolio was transferred from Alliance Capital Management L.P. to GE Asset Management, Inc. and Marsico Capital Management, LLC on September 16, 2002. SSgA Funds Management, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

#    Amount of net investment loss represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 15, 2001 (commencement of issuance) through July 31, 2001.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

^ Ratio of net investment loss to average net assets represents less than 0.005%.

                                                                                CLASS P
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED
                                        JANUARY 31,                         FOR THE YEARS ENDED JULY 31,
                                           2006        -----------------------------------------------------------------------
                                       (UNAUDITED)         2005          2004          2003~           2002           2001+
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD   $     16.02     $     13.62    $     12.85    $     11.53    $     16.88    $     29.70
Net investment income (loss)                 (0.01)@          0.03@         (0.02)@        (0.03)@        (0.04)@        (0.07)
Net realized and unrealized gains
  (losses) from investment activities         0.88            2.37           0.79           1.35          (5.31)         (9.42)
Net increase (decrease) from
  operations                                  0.87            2.40           0.77           1.32          (5.35)         (9.49)
Distributions from net investment
  income                                     (0.02)             --             --             --             --             --
Distributions from net realized gains
  from investment activities                    --              --             --             --             --          (3.33)
Total dividends and distributions            (0.02)             --             --             --             --          (3.33)

NET ASSET VALUE, END OF PERIOD         $     16.87     $     16.02    $     13.62    $     12.85    $     11.53    $     16.88
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                    5.43%          17.62%          5.99%         11.45%        (31.69)%       (34.17)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)      $   909,693     $   780,687    $   546,373    $   389,805    $   299,959    $   333,003
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                  0.95%~ *        0.97%~         1.00%          1.01%          0.91%          0.89%
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                   0.99%*          1.01%          1.05%          1.10%          1.05%          0.94%
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                 (0.11)%~*        0.18%~        (0.18)%        (0.22)%        (0.28)%        (0.36)%
Net investment income (loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                  (0.15)%*         0.14%         (0.23)%        (0.31)%        (0.42)%        (0.41)%
Portfolio turnover                              36%             79%            82%           107%            57%            64%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS A
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)#        2005          2004            2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     21.80    $     19.63    $     16.49    $     16.10    $     17.00    $     13.91
Net investment income (loss)                  (0.01)@        (0.05)@        (0.07)@        (0.04)@        (0.05)          0.03
Net realized and unrealized gains
  (losses) from investment activities          0.21           4.27           3.21           1.57          (0.79)          3.06
Net increase (decrease) from
  operations                                   0.20           4.22           3.14           1.53          (0.84)          3.09
Dividends from net investment income             --             --             --             --          (0.04)            --
Distributions from net realized gains
  from investment activities                  (3.88)         (2.05)            --          (1.14)         (0.02)            --
Total dividends and distributions             (3.88)         (2.05)            --          (1.14)         (0.06)            --

NET ASSET VALUE, END OF PERIOD          $     18.12    $     21.80    $     19.63    $     16.49    $     16.10    $     17.00
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.80%         22.35%         19.04%         10.88%         (4.95)%        22.21%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    52,343    $    55,299    $    50,786    $    44,758    $    44,464    $    46,241
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   1.29%*         1.33%~         1.36%~         1.36%          1.30%          1.26%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    1.29%*         1.33%          1.36%          1.40%          1.32%          1.28%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                  (0.06)%*       (0.27)%~       (0.38)%~       (0.27)%        (0.19)%         0.41%*
Net investment income (loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                   (0.06)%*       (0.27)%        (0.38)%        (0.31)%        (0.21)%         0.39%*
Portfolio turnover                               64%            55%            36%            32%            44%            72%

*    Annualized.

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management, LLC continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period November 28, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                CLASS B
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)#        2005          2004           2003           2002          2001(b)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     21.00    $     19.12    $     16.19    $     15.95    $     16.94    $     13.86
Net investment income (loss)                  (0.09)@        (0.21)@        (0.21)@        (0.16)@        (0.16)         (0.03)
Net realized and unrealized gains
  (losses) from investment activities          0.19           4.14           3.14           1.54          (0.81)          3.11
Net increase (decrease) from
  operations                                   0.10           3.93           2.93           1.38          (0.97)          3.08
Dividends from net investment income             --             --             --             --             --             --
Distributions from net realized gains
  from investment activities                  (3.88)         (2.05)            --          (1.14)         (0.02)            --
Total dividends and distributions             (3.88)         (2.05)            --          (1.14)         (0.02)            --

NET ASSET VALUE, END OF PERIOD          $     17.22    $     21.00    $     19.12    $     16.19    $     15.95    $     16.94
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.37%         21.38%         18.10%         10.00%         (5.72)%        22.22%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     2,692    $     4,373    $     6,683    $    10,877    $    12,953    $    12,811
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   2.15%~*        2.14%~         2.16%~         2.17%          2.09%          2.03%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    2.15%~*        2.14%          2.16%          2.20%          2.11%          2.05%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                  (0.90)%*       (1.09)%~       (1.19)%~       (1.08)%        (0.98)%        (0.37)%*
Net investment income (loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                   (0.90)%*       (1.09)%        (1.19)%        (1.11)%        (1.00)%        (0.39)%*
Portfolio turnover                               64%            55%            36%            32%            44%            72%

                                                                                CLASS C
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)#        2005          2004           2003           2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     21.03    $     19.13    $     16.19    $     15.95    $     16.94    $     13.91
Net investment income (loss)                  (0.08)@        (0.20)@        (0.21)@        (0.15)@        (0.17)         (0.03)
Net realized and unrealized gains
   (losses) from investment activities         0.18           4.15           3.15           1.53          (0.80)          3.06
Net increase (decrease) from
   operations                                  0.10           3.95           2.94           1.38          (0.97)          3.03
Dividends from net investment income             --             --             --             --             --             --
Distributions from net realized gains
   from investment activities                 (3.88)         (2.05)            --          (1.14)         (0.02)            --
Total dividends and distributions             (3.88)         (2.05)            --          (1.14)         (0.02)            --

NET ASSET VALUE, END OF PERIOD          $     17.25    $     21.03    $     19.13    $     16.19    $     15.95    $     16.94
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.37%         21.48%         18.16%         10.00%         (5.72)%        21.78%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    13,447    $    14,515    $    13,548    $    12,759    $    13,450    $    13,741
Expenses to average net assets, net
   of fee waivers and/or expense
reimbursements by and recoupments to
   manager                                     2.07%*         2.08%~         2.13%~         2.16%          2.09%          2.02%*
Expenses to average net assets,
   before fee waivers and/or expense
reimbursements by manager                      2.07%*         2.08%          2.13%          2.19%          2.10%          2.06%*
Net investment income (loss) to
   average net assets, net of fee
   waivers and/or
expense reimbursements by and
   recoupments to manager                     (0.84)%*       (1.03)%~       (1.15)%~       (1.07)%        (0.98)%        (0.36)%*
Net investment income (loss) to
   average net assets, before fee
   waivers and/or
expense reimbursements by manager             (0.84)%*       (1.03)%        (1.15)%        (1.10)%        (0.99)%        (0.40)%*
Portfolio turnover                               64%            55%            36%            32%            44%            72%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS Y
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)#        2005          2004           2003           2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     22.07    $     19.78    $     16.56    $     16.13    $     17.02    $     13.69
Net investment income (loss)                   0.03@          0.02@         (0.01)@        (0.01)@         0.01           0.05
Net realized and unrealized gains
  (losses) from investment activities          0.21           4.32           3.23           1.58          (0.81)          3.28
Net increase (decrease) from
  operations                                   0.24           4.34           3.22           1.57          (0.80)          3.33
Dividends from net investment income             --             --             --             --          (0.07)            --
Distributions from net realized gains
  from investment activities                  (3.88)         (2.05)            --          (1.14)         (0.02)            --
Total dividends and distributions             (3.88)         (2.05)            --          (1.14)         (0.09)            --

NET ASSET VALUE, END OF PERIOD          $     18.43    $     22.07    $     19.78    $     16.56    $     16.13    $     17.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.98%         22.82%         19.44%         11.12%         (4.73)%        24.32%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     4,731    $     4,994    $     3,754    $     1,813    $     1,481    $     1,699
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   0.97%*         0.98%~         1.04%~         1.14%          1.06%          1.00%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    0.97%*         0.98%          1.04%          1.16%          1.08%          1.03%*
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                   0.27%*         0.08%~        (0.05)%~       (0.05)%         0.07%          0.67%*
Net investment income (loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                    0.27%*         0.08%         (0.05)%        (0.07)%         0.05%          0.64%*
Portfolio turnover                               64%            55%            36%            32%            44%            72%

*    Annualized.

# A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Management, Inc. on October 1, 2005. Ariel Capital Management, LLC continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

^ Prior to October 4, 1999, Brandywine Asset Management, Inc. ("Brandywine") served as investment advisor. From October 4, 1999 to October 9, 2000, Brandywine and Ariel Capital Management, Inc. ("Ariel") served as investment advisors. On October 10, 2000, ICM Asset Management, Inc. joined Ariel as an investment advisor, replacing Brandywine.

+    Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period December 20, 2000 (commencement of issuance) through July 31, 2001.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

                                                                                CLASS P
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED
                                        JANUARY 31,                         FOR THE YEARS ENDED JULY 31,
                                           2006        -----------------------------------------------------------------------
                                       (UNAUDITED)#        2005          2004           2003           2002           2001^
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     22.02    $     19.78    $     16.58    $     16.14    $     17.02    $     13.33
Net investment income (loss)                   0.01@         (0.02)@        (0.03)@        (0.00)+@        0.02           0.14
Net realized and unrealized gains
  (losses) from investment activities          0.21           4.31           3.23           1.58          (0.81)          3.71
Net increase (decrease) from
   operations                                  0.22           4.29           3.20           1.58          (0.79)          3.85
Dividends from net investment income             --             --             --             --          (0.07)         (0.16)
Distributions from net realized gains
  from investment activities                  (3.88)         (2.05)            --          (1.14)         (0.02)            --
Total dividends and distributions             (3.88)         (2.05)            --          (1.14)         (0.09)         (0.16)

NET ASSET VALUE, END OF PERIOD          $     18.36    $     22.02    $     19.78    $     16.58    $     16.14    $     17.02
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     1.87%         22.55%         19.30%         11.18%         (4.67)%        29.20%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $   391,021    $   366,083    $   277,254    $   204,028    $   179,315    $   224,026
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   1.16%~*        1.16%          1.16%          1.11%          0.99%          0.97%
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    1.16%*         1.17%          1.20%          1.25%          1.10%          0.99%
Net investment income (loss) to
  average net assets, net of fee
  waivers and/or expense
  reimbursements by and recoupments
  to manager                                   0.07%~*       (0.10)%        (0.17)%        (0.01)%         0.12%          0.98%
Net investment income (loss) to
  average net assets, before fee
  waivers and/or expense
  reimbursements by manager                    0.07%*        (0.11)%        (0.21)%        (0.15)%         0.01%          0.96%
Portfolio turnover                               64%            55%            36%            32%            44%            72%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                CLASS A
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)+        2005          2004           2003           2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     17.52    $     14.08    $     13.08    $     10.84    $     13.65    $     17.19
Net investment loss                           (0.06)@        (0.14)@        (0.13)@        (0.10)@        (0.11)@        (0.04)
Net realized and unrealized gains
  (losses) from investment activities          0.78           3.64           1.13           2.34          (2.70)         (3.50)
Net increase (decrease) from
  operations                                   0.72           3.50           1.00           2.24          (2.81)         (3.54)
Distributions from net realized gains
  from investment activities                  (2.37)         (0.06)            --             --             --             --

NET ASSET VALUE, END OF PERIOD          $     15.87    $     17.52    $     14.08    $     13.08    $     10.84    $     13.65
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     5.19%         24.91%          7.65%         20.66%        (20.59)%       (20.59)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $    57,370    $    60,328    $    60,239    $    63,435    $    61,535    $    89,283
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   1.32%*         1.33%~         1.37%~         1.38%          1.30%          1.21%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    1.32%*         1.33%          1.37%          1.41%          1.34%          1.29%*
Net investment loss to average net
  assets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                      (0.71)%*       (0.92)%~       (0.88)%~       (0.87)%        (0.88)%        (0.56)%*
Net investment loss to average net
  assets, before fee waivers and/or
  expense reimbursements by manager           (0.71)%*       (0.92)%        (0.88)%        (0.90)%        (0.92)%        (0.64)%*
Portfolio turnover                              103%            60%            85%            50%            48%            68%

*    Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Forstmann-Leff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                                CLASS B
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)+        2005          2004            2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     16.86    $     13.68    $     12.82    $     10.71    $     13.60    $     17.19
Net investment loss                           (0.13)@        (0.28)@        (0.24)@        (0.19)@        (0.20)@        (0.09)
Net realized and unrealized gains
  (losses) from investment activities          0.74           3.52           1.10           2.30          (2.69)         (3.50)
Net increase (decrease) from
  operations                                   0.61           3.24           0.86           2.11          (2.89)         (3.59)
Distributions from net realized gains
  from investment activities                  (2.37)         (0.06)            --             --             --             --

NET ASSET VALUE, END OF PERIOD          $     15.10    $     16.86    $     13.68    $     12.82    $     10.71    $     13.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     4.72%         23.73%          6.71%         19.70%        (21.25)%       (20.88)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     1,217    $     1,915    $     2,836    $     5,334    $     6,795    $    16,620
Expenses to average net assets, net
  of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                   2.23%*         2.27%          2.23%          2.24%          2.08%          1.98%*
Expenses to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                    2.30%*         2.28%          2.24%          2.30%          2.22%          2.12%*
Net investment loss to average net
  assets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                      (1.60)%*       (1.85)%        (1.74)%        (1.72)%        (1.63)%        (1.24)%*
Net investment loss to average net
  assets, before fee waivers and/or
  expense reimbursements by manager           (1.67)%*       (1.86)%        (1.75)%        (1.78)%        (1.77)%        (1.38)%*
Portfolio turnover                              103%            60%            85%            50%            48%            68%

                                                                                CLASS C
                                       ---------------------------------------------------------------------------------------
                                        FOR THE SIX
                                       MONTHS ENDED                                                                 FOR THE
                                        JANUARY 31,                  FOR THE YEARS ENDED JULY 31,                 PERIOD ENDED
                                           2006        --------------------------------------------------------      JULY 31,
                                       (UNAUDITED)+        2005          2004            2003          2002          2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD    $     16.90    $     13.70    $     12.83    $     10.71    $     13.60    $     17.19
Net investment loss                           (0.12)@        (0.26)@        (0.24)@        (0.18)@        (0.21)@        (0.09)
Net realized and unrealized gains
  (losses) from investment activities          0.75           3.52           1.11           2.30          (2.68)         (3.50)
Net increase (decrease) from
  operations                                   0.63           3.26           0.87           2.12          (2.89)         (3.59)
Distributions from net realized gains
  from investment activities                  (2.37)         (0.06)            --             --             --             --

NET ASSET VALUE, END OF PERIOD          $     15.16    $     16.90    $     13.70    $     12.83    $     10.71    $     13.60
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                     4.84%         23.84%          6.78%         19.79%        (21.25)%       (20.88)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)       $     7,971    $     8,337    $     8,850    $     9,459    $     9,380    $    13,654
Expenses to average net assets, net
  of fee waivers and/or expense
reimbursements by and recoupments to
  manager                                      2.11%*         2.15%~         2.16%~         2.18%          2.08%          1.97%*
Expenses to average net assets,
  before fee waivers and/or expense
reimbursements by manager                      2.11%*         2.15%          2.16%          2.22%          2.14%          2.09%*
Net investment loss to average net
  assets, net of fee waivers and/or
expense reimbursements by and
  recoupments to manager                      (1.51)%*       (1.74)%~       (1.68)%~       (1.67)%        (1.65)%        (1.24)%*
Net investment loss to average net
  assets, before fee waivers and/or
expense reimbursements by manager             (1.51)%*       (1.74)%        (1.68)%        (1.71)%        (1.71)%        (1.36)%*
Portfolio turnover                              103%            60%            85%            50%            48%            68%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                             CLASS Y
                              ------------------------------------------------------------------------------------------------------
                               FOR THE SIX
                              MONTHS ENDED                                                                             FOR THE
                               JANUARY 31,                      FOR THE YEARS ENDED JULY 31,                         PERIOD ENDED
                                  2006         ----------------------------------------------------------------        JULY 31,
                              (UNAUDITED)+         2005            2004              2003              2002              2001(a)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $      17.74     $      14.21    $      13.15      $      10.87      $      13.68      $      14.93
Net investment loss                  (0.03)@          (0.09)@         (0.07)@           (0.08)@           (0.02)@           (0.02)
Net realized and unrealized
  gains (losses) from
  investment activities               0.81             3.68            1.13              2.36             (2.79)            (1.23)
Net increase (decrease)
  from investment
  operations                          0.78             3.59            1.06              2.28             (2.81)            (1.25)
Distributions from net
  realized gains from
  investment activities              (2.37)           (0.06)             --                --                --                --

NET ASSET VALUE, END OF
  PERIOD                      $      16.15     $      17.74    $      14.21      $      13.15      $      10.87      $      13.68
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            5.48%           25.32%           8.06%            20.97%           (20.54)%           (8.37)%
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $      4,562     $      4,057    $      2,980      $      1,372      $        284      $        390
Expenses to average net
  assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager              0.94%*           0.96%           0.97%~            1.22%~            1.04%~            0.95%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           0.94%*           0.96%           0.97%             1.16%             1.00%             1.13%*
Net investment loss to
  average net assets, net
  of fee waivers and/or
  expense reimbursements
  by and recoupments to
  manager                            (0.34)%*         (0.55)%         (0.50)%~          (0.69)%~          (0.21)%~          (0.26)%*
Net investment loss to
  average net assets,
  before fee waivers and/or
  expense reimbursements by
  manager                            (0.34)%*         (0.55)%         (0.50)%           (0.63)%           (0.17)%           (0.44)%*
Portfolio turnover                     103%              60%             85%               50%               48%               68%

*   Annualized.

+ A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Forstmann-Leff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

@   Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period February 12, 2001 (commencement of issuance) through July 31, 2001.

                                                                        CLASS P
                              ---------------------------------------------------------------------------------------------
                               FOR THE SIX
                              MONTHS ENDED
                               JANUARY 31,                             FOR THE YEARS ENDED JULY 31,
                                  2006         ----------------------------------------------------------------------------
                              (UNAUDITED)+         2005            2004            2003            2002            2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $      17.72     $      14.22    $      13.18    $      10.88    $      13.67    $      30.27
Net investment loss                  (0.04)@          (0.11)@         (0.10)@         (0.06)@         (0.07)@         (0.07)
Net realized and unrealized
  gains (losses) from
  investment activities               0.80             3.67            1.14            2.36           (2.72)          (8.06)
Net increase (decrease)
  from investment
  operations                          0.76             3.56            1.04            2.30           (2.79)          (8.13)
Distributions from net
  realized gains from
  investment activities              (2.37)           (0.06)             --              --              --           (8.47)

NET ASSET VALUE, END OF
  PERIOD                      $      16.11     $      17.72    $      14.22    $      13.18    $      10.88    $      13.67
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)            5.37%           25.08%           7.89%          21.14%         (20.41)%        (30.93)%
---------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $    397,325     $    356,839    $    262,516    $    216,911    $    177,119    $    244,247
Expenses to average net
  assets, net of fee
  waivers and/or expense
  reimbursements by and
  recoupments to manager              1.13%*           1.13%           1.13%           1.09%           0.98%           0.94%
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           1.16%*           1.18%           1.17%           1.22%           1.11%           0.97%
Net investment loss to
  average net assets, net
  of fee waivers and/or
  expense reimbursements
  by and recoupments to
  manager                            (0.53)%*         (0.72)%         (0.65)%         (0.57)%         (0.56)%         (0.48)%
Net investment loss to
  average net assets,
  before fee waivers and/or
  expense reimbursements by
  manager                            (0.56)%*         (0.77)%         (0.69)%         (0.70)%         (0.69)%         (0.51)%
Portfolio turnover                     103%              60%             85%             50%             48%             68%

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                          CLASS A
                              ------------------------------------------------------------------------------------------------
                               FOR THE SIX
                              MONTHS ENDED                                                                          FOR THE
                               JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                  2006          --------------------------------------------------------------      JULY 31,
                               (UNAUDITED)          2005^            2004^            2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $      15.46      $      12.96     $      10.37     $      10.08    $      12.58    $      15.25
Net investment income (loss)         0.03@             0.21@            0.04@             0.09            0.04            0.08
Net realized and unrealized
  gains (losses) from
  investment activities               2.75              2.35             2.60             0.21           (2.43)          (2.75)
Net increase (decrease) from
  operations                          2.78              2.56             2.64             0.30           (2.39)          (2.67)
Dividends from net
  investment income                  (0.23)            (0.06)           (0.05)           (0.01)          (0.11)             --

NET ASSET VALUE, END OF
  PERIOD                      $      18.01      $      15.46     $      12.96     $      10.37    $      10.08    $      12.58
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)           18.08%            19.78%           25.47%            2.95%         (19.09)%        (17.51)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $    108,376      $     97,046     $     92,590     $     90,630    $     94,785    $    143,163
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by and
  recoupments to manager              1.53%+*           1.55%+           1.59%+           1.58%           1.52%           1.40%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           1.53%*            1.55%            1.59%            1.62%           1.60%           1.50%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and/or
  expense reimbursements by
  and recoupments to manager          0.35%+*           1.45%+           0.33%+           0.92%           0.20%           1.10%*
Net investment income (loss)
  to average net assets,
  before fee waivers and/or
  expense reimbursements by
  manager                             0.35%*            1.45%            0.33%            0.88%           0.12%           1.00%*
Portfolio turnover                      23%               39%             117%              88%            109%             60%

*   Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisors Ltd. on April 1, 2004. Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@   Calculated using the average month-end shares outstanding for the period.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

~   Amount represents less than $0.005 per share.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period November 27, 2000 (commencement of issuance) through July 31, 2001.

                                                                          CLASS B
                              ------------------------------------------------------------------------------------------------
                               FOR THE SIX
                              MONTHS ENDED                                                                          FOR THE
                               JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                  2006          --------------------------------------------------------------      JULY 31,
                              (UNAUDITED)           2005^            2004^            2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $      15.07      $      12.71     $      10.23     $      10.05    $      12.53    $      15.25
Net investment income (loss)         (0.05)@            0.05@           (0.09)@          (0.03)          (0.03)           0.02
Net realized and unrealized
  gains (losses) from
  investment activities               2.69              2.31             2.57             0.21           (2.45)          (2.74)
Net increase (decrease) from
  operations                          2.64              2.36             2.48             0.18           (2.48)          (2.72)
Dividends from net
  investment income                  (0.02)               --               --               --              --              --

NET ASSET VALUE, END OF
  PERIOD                      $      17.69      $      15.07     $      12.71     $      10.23    $      10.05    $      12.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)           17.55%            18.57%           24.24%            1.79%         (19.79)%        (17.84)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $        761      $        831     $        976     $      1,235    $      2,023    $      4,630
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by and
  recoupments to manager              2.50%+*           2.55%+           2.63%            2.58%           2.37%           2.17%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           2.50%*            2.55%            2.64%            2.65%           2.62%           2.43%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and/or
  expense reimbursements by
  and recoupments to manager         (0.56)%+*          0.39%+          (0.73)%          (0.18)%         (0.73)%          0.29%*
Net investment income (loss)
  to average net assets,
  before fee waivers and/or
  expense reimbursements by
  manager                            (0.56)%*           0.39%           (0.74)%          (0.25)%         (0.98)%          0.03%*
Portfolio turnover                      23%               39%             117%              88%            109%             60%

                                                                          CLASS C
                              ------------------------------------------------------------------------------------------------
                               FOR THE SIX
                              MONTHS ENDED                                                                          FOR THE
                               JANUARY 31,                       FOR THE YEARS ENDED JULY 31,                     PERIOD ENDED
                                  2006          --------------------------------------------------------------      JULY 31,
                               (UNAUDITED)          2005^            2004^            2003            2002           2001(a)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                   $      15.16      $      12.76     $      10.25     $      10.04    $      12.53    $      15.25
Net investment income (loss)         (0.03)@            0.09@           (0.06)@           0.00~          (0.05)           0.02
Net realized and unrealized
  gains (losses) from
  investment activities               2.69              2.31             2.57             0.21           (2.42)          (2.74)
Net increase (decrease) from
  operations                          2.66              2.40             2.51             0.21           (2.47)          (2.72)
Dividends from net
  investment income                  (0.09)               --               --               --           (0.02)             --

NET ASSET VALUE, END OF
  PERIOD                      $      17.73      $      15.16     $      12.76     $      10.25    $      10.04    $      12.53
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)           17.58%            18.81%           24.49%            2.09%         (19.75)%        (17.84)%
------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000's)                     $      8,215      $      8,099     $      7,576     $      7,598    $      8,972    $     13,304
Expenses to average net
  assets, net of fee waivers
  and/or expense
  reimbursements by and
  recoupments to manager              2.33%*+           2.35%+           2.44%+           2.41%           2.30%           2.16%*
Expenses to average net
  assets, before fee waivers
  and/or expense
  reimbursements by manager           2.33%*            2.35%            2.44%            2.48%           2.42%           2.31%*
Net investment income (loss)
  to average net assets, net
  of fee waivers and/or
  expense reimbursements by
  and recoupments to manager         (0.42)%*+          0.64%+          (0.53)%+          0.05%          (0.59)%          0.34%*
Net investment income (loss)
  to average net assets,
  before fee waivers and/or
  expense reimbursements by
  manager                            (0.42)%*           0.64%           (0.53)%          (0.02)%         (0.71)%          0.19%*
Portfolio turnover                      23%               39%             117%              88%            109%             60%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)      2005^        2004^        2003          2002        2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      15.49   $    12.98   $    10.37   $    10.09   $    12.59   $      14.96
Net investment income                                   0.07@        0.28@        0.10@        0.13         0.07           0.04
Net realized and unrealized gains (losses)
  from investment activities                            2.74         2.36         2.60         0.19        (2.43)         (2.41)
Net increase from payments by advisor                     --           --           --           --           --             --
Net increase (decrease) from operations                 2.81         2.64         2.70         0.32        (2.36)         (2.37)
Dividends from net investment income                   (0.30)       (0.13)       (0.09)       (0.04)       (0.14)            --
Distributions from net realized gains from
  investment activities                                   --           --           --           --           --             --
Total dividends and distributions                      (0.30)       (0.13)       (0.09)       (0.04)       (0.14)            --

NET ASSET VALUE, END OF PERIOD                  $      18.00   $    15.49   $    12.98   $    10.37   $    10.09   $      12.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             18.28%       20.35%       26.12%        3.24%      (18.84)%       (15.84)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $     52,774   $   45,107   $   39,474   $   33,813   $   45,674   $     45,414
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements by
  and recoupments to manager                            1.07%*       1.11%        1.15%        1.21%+       1.20%          1.14%*
Expenses to average net assets, before fee
  waivers and/or expense reimbursements by
  manager                                               1.07%*       1.11%        1.15%        1.19%        1.20%          1.19%*
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by and recoupments to manager          0.79%*       1.93%        0.80%        1.25%+       0.61%          1.11%*
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             0.79%*       1.93%        0.80%        1.27%        0.61%          1.06%*
Portfolio turnover                                        23%          39%         117%          88%         109%            60%

*    Annualized.

^ A portion of the investment advisory function for this Portfolio was transferred to J.P. Morgan Investment Management, Inc. and Delaware International Advisers Ltd. on April 1, 2004. Delaware International Advisers Ltd. changed its name to Mondrian Investment Partners Ltd. on Septmenber 24, 2004. Martin Currie, Inc. continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

~    Amount represents less than $0.005 per share.

+ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Porfolio, not to exceed the expense cap.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period January 17, 2001 (commencement of issuance) through July 31, 2001.

                                                                                      CLASS P
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED
                                                 JANUARY 31,                     FOR THE YEARS ENDED JULY 31,
                                                    2006       ----------------------------------------------------------------
                                                 (UNAUDITED)      2005^        2004^        2003          2002          2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      15.46   $    12.96   $    10.36   $    10.08   $    12.59   $      18.67
Net investment income                                   0.05@        0.27@        0.09@        0.11         0.06           0.06
Net realized and unrealized gains (losses)
  from investment activities                            2.76         2.34         2.59         0.20        (2.43)         (4.88)
Net increase from payments by advisor                     --           --           --           --           --           0.00~
Net increase (decrease) from operations                 2.81         2.61         2.68         0.31        (2.37)         (4.82)
Dividends from net investment income                   (0.28)       (0.11)       (0.08)       (0.03)       (0.14)         (0.04)
Distributions from net realized gains from
  investment activities                                   --           --           --           --           --          (1.22)
Total dividends and distributions                      (0.28)       (0.11)       (0.08)       (0.03)       (0.14)         (1.26)

NET ASSET VALUE, END OF PERIOD                  $      17.99   $    15.46   $    12.96   $    10.36   $    10.08   $      12.59
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             18.33%       20.16%       25.93%        3.10%      (18.93)%       (26.97)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    810,986   $  625,091   $  425,956   $  250,224   $  203,148   $    198,643
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements by
  and recoupments to manager                            1.18%*       1.24%+       1.30%        1.35%+       1.30%          1.13%
Expenses to average net assets, before fee
  waivers and/or expense reimbursements by
  manager                                               1.18%*       1.24%        1.30%        1.31%        1.34%          1.17%
Net investment income to average net assets,
  net of fee waivers and/or expense
  reimbursements by and recoupments to manager          0.66%*       1.83%+       0.73%        1.21%+       0.52%          0.36%
Net investment income to average net assets,
  before fee waivers and/or expense
  reimbursements by manager                             0.66%*       1.83%        0.73%        1.25%        0.48%          0.32%
Portfolio turnover                                        23%          39%         117%          88%         109%            60%

UBS PACE SELECT ADVISORS TRUST

FINANCIAL HIGHLIGHTS
UBS PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                               CLASS A
                                         --------------------------------------------------------------------------------------
                                          FOR THE SIX
                                         MONTHS ENDED                                                               FOR THE
                                          JANUARY 31,                    FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                             2006         -----------------------------------------------------      JULY 31,
                                         (UNAUDITED)         2005^          2004           2003^        2002         2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      15.13     $    10.55     $     8.88     $     7.74   $     8.01   $        9.82
Net investment income (loss)                     0.09@          0.15@          0.02@          0.07@       (0.03)           0.04
Net realized and unrealized gains
  (losses) from investment activities            4.01           4.43           1.65           1.07        (0.24)          (1.85)
Net increase (decrease) from operations          4.10           4.58           1.67           1.14        (0.27)          (1.81)
Dividends from net investment income            (0.14)        (0.00)#            --             --           --              --

NET ASSET VALUE, END OF PERIOD           $      19.09     $    15.13     $    10.55     $     8.88   $     7.74   $        8.01
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      27.24%         43.42%         18.81%         14.73%       (3.37)%        (18.43)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $     23,621     $   16,691     $   11,965     $    9,810   $    5,566   $       8,219
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                     1.96%*~        2.09%~         2.13%~         2.18%        1.87%           1.76%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                      1.96%*         2.09%          2.13%          2.36%        2.27%           2.06%*
Net investment income (loss) to average
  net asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                         1.07%*~        1.13%~         0.20%~         0.91%       (0.23)%          0.87%*
Net investment income (loss) to average
  net assets, before fee waivers and/or
  expense reimbursements by manager              1.07%*         1.13%          0.20%          0.73%       (0.63)%          0.57%*
Portfolio turnover                                 42%           119%           128%           214%         129%            121%

*    Annualized.

#    Amount of dividend paid represents less than $0.005 per share.

+    Amount represents less than $0.005 per share.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

(a) For the period December 11, 2000 (commencement of issuance) through July 31, 2001.

(b) For the period December 22, 2000 (commencement of issuance) through July 31, 2001.

(c) For the period December 1, 2000 (commencement of issuance) through July 31, 2001.

                                                                               CLASS B
                                         --------------------------------------------------------------------------------------
                                         FOR THE SIX
                                         MONTHS ENDED                                                                FOR THE
                                          JANUARY 31,                    FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                             2006         -----------------------------------------------------      JULY 31,
                                         (UNAUDITED)         2005^          2004           2003^        2002        2001(b)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.55     $    10.25     $     8.70     $     7.66   $     7.98   $        9.14
Net investment income (loss)                     0.00+@         0.01@         (0.09)@        (0.04)@      (0.11)           0.01
Net realized and unrealized gains
  (losses) from investment activities            3.88           4.29           1.64           1.08        (0.21)          (1.17)
Net increase (decrease) from operations          3.88           4.30           1.55           1.04        (0.32)          (1.16)
Dividends from net investment income               --             --             --             --           --              --

-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD           $      18.43     $    14.55     $    10.25     $     8.70   $     7.66   $        7.98
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      26.67%         41.95%         17.82%         13.58%       (4.01)%        (12.69%)
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $        588     $      690     $      857     $    2,235   $    5,426   $       7,310
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                     2.95%~*        3.02%~         3.03%~         2.91%        2.66%           2.53%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                      2.95%*         3.02%          3.03%          3.18%        3.05%           2.85%*
Net investment income (loss) to average
  net asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                         0.06%~*        0.11~%        (0.90)%~       (0.51)%      (1.05)%          0.11%*
Net investment income (loss) to average
  net assets, before fee waivers and/or
  expense reimbursements by manager              0.06%*         0.11%         (0.90)%        (0.78)%      (1.44)%         (0.21)%*
Portfolio turnover                                 42%           119%           128%           214%         129%            121%

                                                                               CLASS C
                                         --------------------------------------------------------------------------------------
                                         FOR THE SIX
                                         MONTHS ENDED                                                                FOR THE
                                          JANUARY 31,                    FOR THE YEARS ENDED JULY 31,             PERIOD ENDED
                                             2006         -----------------------------------------------------      JULY 31,
                                         (UNAUDITED)         2005^          2004           2003^        2002        2001(c)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD     $      14.58     $    10.25     $     8.69     $     7.66   $     7.98    $       9.13
Net investment income (loss)                     0.02@          0.04@         (0.07)@        (0.01)@      (0.10)          (0.01)
Net realized and unrealized gains
  (losses) from investment activities            3.89           4.29           1.63           1.04        (0.22)          (1.16)
Net increase (decrease) from operations          3.91           4.33           1.56           1.03        (0.32)          (1.15)
Dividends from net investment income            (0.03)            --             --             --           --              --

NET ASSET VALUE, END OF PERIOD           $      18.46     $    14.58     $    10.25     $     8.69   $     7.66    $       7.98
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                      26.83%         42.24%         17.95%         13.45%       (4.01)%        (12.60)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)        $      5,989     $    4,625     $    3,768     $    3,752   $    3,497    $      4,105
Expenses to average net assets, net of
  fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                     2.76%~*        2.86~%         2.91~          2.96%        2.67%           2.52%*
Expenses to average net assets, before
  fee waivers and/or expense
  reimbursements by manager                      2.76%*         2.86%          2.91%          3.15%        3.07%           2.92%*
Net investment income (loss) to average
  net asets, net of fee waivers and/or
  expense reimbursements by and
  recoupments to manager                         0.28%~*        0.35~%        (0.64)%~       (0.17)%      (1.05)%          0.16%*
Net investment income (loss) to average
  net assets, before fee waivers and/or
  expense reimbursements by manager              0.28%*         0.35%         (0.64)%        (0.36)%      (1.45)%         (0.24)%*
Portfolio turnover                                 42%           119%           128%           214%         129%            121%

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                      CLASS Y
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED                                                         FOR THE
                                                 JANUARY 31,                FOR THE YEARS ENDED JULY 31,           PERIOD ENDED
                                                    2006       -------------------------------------------------     JULY 31,
                                                 (UNAUDITED)      2005^        2004         2003^         2002        2001(a)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      15.30   $    10.66   $     8.94   $     7.77   $     8.02   $      10.00
Net investment income (loss)                            0.12@        0.23@        0.09@        0.16@       (0.01)          0.05
Net realized and unrealized gains (losses)
  from investment activities                            4.08         4.45         1.63         1.01        (0.24)         (2.03)
Net increase (decrease) from operations                 4.20         4.68         1.72         1.17        (0.25)         (1.98)
Dividends from net investment income                   (0.20)       (0.04)          --           --           --             --

NET ASSET VALUE, END OF PERIOD                  $      19.30   $    15.30   $    10.66   $     8.94   $     7.77   $       8.02

-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             27.62%       43.97%       19.24%       15.06%       (3.12)%       (19.80)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $     21,136   $   14,518   $    5,017   $    1,380   $      462   $        549
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements by
  and recoupments to manager                            1.57%*       1.67%        1.71%~       1.96%        1.67%          1.50%*
Expenses to average net assets, before fee
  waivers and/or expense reimbursements
  by manager                                            1.57%*       1.67%        1.71%        2.01%        2.07%          1.93%*
Net investment income (loss) to average net
  assets, net of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                            1.48%*       1.72%        0.78%~       2.03%       (0.05)%         1.11%*
Net investment income (loss) to average net
  assets, before fee waivers and/or expense
  reimbursements by manager                             1.48%*       1.72%        0.78%        1.98%       (0.45)%         0.68%*
Portfolio turnover                                        42%         119%         128%         214%         129%           121%

*    Annualized.

^ Investment advisory functions for this Portfolio were transferred from Schroder Investment Management North America, Inc. to Baring International Investment Limited and Gartmore Global Partners on August 2, 2002. Mondrian Investment Partners Ltd. replaced Baring International Investments Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

@    Calculated using the average month-end shares outstanding for the period.

1 Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(a) For the period February 9, 2001 (commencement of issuance) through July 31, 2001.

~ The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the Portfolio's expense cap.

                                                                                      CLASS P
                                                -------------------------------------------------------------------------------
                                                 FOR THE SIX
                                                MONTHS ENDED
                                                 JANUARY 31,                        FOR THE YEARS ENDED JULY 31,
                                                    2006       ----------------------------------------------------------------
                                                 (UNAUDITED)      2005^        2004         2003^         2002          2001
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD            $      15.25   $    10.64   $     8.94   $     7.79   $     8.02   $      11.96
Net investment income (loss)                            0.09@        0.17@        0.04@        0.07@        0.01           0.02
Net realized and unrealized gains (losses)
  from investment activities                            4.06         4.45         1.66         1.08        (0.24)         (3.96)
Net increase (decrease) from operations                 4.15         4.62         1.70         1.15        (0.23)         (3.94)
Dividends from net investment income                   (0.15)       (0.01)          --           --           --             --

NET ASSET VALUE, END OF PERIOD                  $      19.25   $    15.25   $    10.64   $     8.94   $     7.79   $       8.02
-------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)                             27.34%       43.46%       19.02%       14.76%       (2.87)%       (32.94)%
-------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)               $    269,427   $  199,403   $  117,746   $   78,462   $   62,376   $     65,703
Expenses to average net assets, net of fee
  waivers and/or expense reimbursements by
  and recoupments to manager                            1.97~*       2.00%        2.00%        1.84%        1.50%          1.50%
Expenses to average net assets, before fee
  waivers and/or expense reimbursements
  by manager                                            1.97%*       2.05%        2.08%        2.30%        2.18%          1.82%
Net investment income (loss) to average net
  assets, net of fee waivers and/or expense
  reimbursements by and recoupments
  to manager                                            1.07~*       1.28%        0.37%        0.98%        0.13%          0.24%
Net investment income (loss) to average net
  assets, before fee waivers and/or expense
  reimbursements by manager                             1.07%*       1.23%        0.29%        0.52%       (0.55)%        (0.08)%
Portfolio turnover                                        42%         119%         128%         214%         129%           121%

UBS PACE SELECT ADVISORS TRUST

GENERAL INFORMATION (UNAUDITED)

PROXY VOTING POLICIES, PROCEDURES AND RECORD (ALL PORTFOLIOS EXCEPT UBS PACE MONEY MARKET INVESTMENTS)

You may obtain a description of the Portfolios' (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolios voted any proxies related to portfolio securities during the 12-month period ended June 30, 2005, without charge, upon request by contacting the Portfolios directly at 1-800-647 1568, online on the Portfolios' Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov). (This does not apply to UBS PACE Money Market Investments because that Portfolio does not own voting securities.)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

SHAREHOLDER MEETING RESULTS

A special meeting of shareholders of UBS PACE Select Advisors Trust (the "Trust") was held on December 21, 2005. UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments and UBS PACE International Emerging Markets Equity Investments (each a "Fund") are the twelve portfolios comprising the Trust. Shareholders of all twelve portfolios of the Trust voted together as a single class in the election of board members.

At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil, Heather Richardson Higgins and William D. White were elected to serve as trustees for an indefinite term until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

TO VOTE FOR OR WITHHOLD IN THE ELECTION OF:     SHARES VOTED FOR      SHARES WITHHOLD AUTHORITY
Richard Q. Armstrong                            632,581,067.546          18,706,812.516
David J. Beaubien                               632,539,131.079          18,748,748.983
Alan S. Bernikow                                633,197,848.624          18,090,031.438
Richard R. Burt                                 633,658,989.204          17,628,890.858
Meyer Feldberg                                  632,351,672.348          18,936,207.714
Bernard H. Garil                                633,248,571.531          18,039,308.531
Heather Richardson Higgins                      632,855,317.350          18,432,562.712
William D. White                                632,319,876.693          18,968,003.369

To the best of the Trust's knowledge, there were no "broker non-votes." (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.) Mr. White retired from the board at the end of January 2006.

UBS PACE SELECT ADVISORS TRUST

BOARD APPROVAL OF SUB-ADVISORY AGREEMENTS (UNAUDITED)

UBS PACE SMALL/MEDIUM CO VALUE EQUITY INVESTMENTS AND UBS PACE SMALL/MEDIUM CO GROWTH EQUITY INVESTMENTS

BACKGROUND

At meetings of UBS PACE Select Advisors Trust's (the "Trust") board on September 20, 2005, October 24, 2005, November 16, 2005 and February 8, 2006 (for UBS PACE Small/Medium Co Growth Equity Investments (the "Small/Medium Co Growth Portfolio")) and September 20, 2005 (for UBS PACE Small/Medium Co Value Equity Investments (the "Small/Medium Co Value Portfolio" and, together with the Small/Medium Co Growth Portfolio, the "Small/Medium Co Portfolios")), the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees"), as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), considered and approved (a) proposed sub-advisory agreements between UBS Global Asset Management (US) Inc. ("UBS Global AM") and Forstmann-Leff Associates, LLC ("Forstmann-Leff") with respect to the Small/Medium Co Growth Portfolio; (b) the proposed sub-advisory agreement between UBS Global AM and Riverbridge Partners, LLC ("Riverbridge") with respect to the Small/Medium Co Growth Portfolio; (c) the proposed sub-advisory agreement between UBS Global AM and Metropolitan West Capital Management, LLC ("MetWest") with respect to the Small/Medium Co Value Portfolio; and (d) the proposed sub-advisory agreement between UBS Global AM and Opus Capital Management, Inc. ("Opus") with respect to the Small/Medium Co Value Portfolio. In considering the approval of the new sub-advisory agreements, the board of trustees was able to draw on its knowledge of the Trust, its Portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the advisory and sub-advisory agreements for the other Portfolios of the Trust, including the extensive materials it had reviewed at its recent annual contract renewal meeting for the Portfolios, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of board members in considering approval of advisory and sub-advisory agreements. At the meetings, the board was provided with information about the proposed sub-advisors for the Small/Medium Co Portfolios, including information about the qualifications, backgrounds and responsibilities of each proposed sub-advisor's portfolio management team, assets under management and investment philosophy and process. The board was also provided by UBS Global AM with memoranda with additional information about each proposed sub-advisor and UBS Global AM's discussion of its reasons for recommending the proposed sub-advisors to the board. The board also met with members of the portfolio management team for each proposed sub-advisor, who discussed with the board their investment philosophies.

With respect to its approval of Forstmann-Leff as sub-advisor to the Small/Medium Co Growth Portfolio, the board initially met on September 20, 2005 and approved the proposed sub-advisory agreement, based on the factors discussed below. Subsequent to its appointment as sub-advisor at the September 20, 2005 meeting, Forstmann-Leff announced a proposed change in its ownership and control which would have resulted in the assignment and automatic termination of the Forstmann-Leff sub-advisory agreement under the 1940 Act. Therefore, the board met on October 24, 2005 to consider a new proposed sub-advisory agreement with Forstmann-Leff. The initial proposed change in ownership and control did not occur; however, Forstmann-Leff then announced a proposed management buyout of that firm which would have resulted in the assignment and automatic termination of the Forstmann-Leff sub-advisory agreement under the 1940 Act. Therefore, the board met on November 16, 2005, to consider another new proposed sub-advisory agreement with Forstmann-Leff, which was approved. After the new agreement was in place, Forstmann-Leff signed a letter of intent to sell a majority ownership interest to Angelo Gordon & Co., another asset management firm, which transaction, when consummated, would also have resulted in the automatic termination of the new Forstmann-Leff sub-advisory agreement. Thus, at its February 8, 2006 meeting, the board approved a new sub-advisory agreement between Forstmann-Leff and UBS Global AM on behalf of Small/Medium Co Growth Portfolio, to take effect upon the closing of the transaction with Angelo Gordon & Co. At its October 2005, November 2005 and February 2006 meetings, in addition to the information and factors discussed below, the board also received information on the proposed transfers and the new proposed controlling entity or persons and considered certain other factors, including the effect on Forstmann-Leff and the portfolio management team of each proposed change of control, UBS Global AM's continued recommendation of Forstmann-Leff, the expected continuity of the portfolio management team and the resources which UBS Global AM believed would be available to Forstmann-Leff after each change in control. The board also considered that the October 2005, November 2005 and February 2006 proposed sub-advisory agreements were substantially identical to the Forstmann-Leff sub-advisory agreement approved by the board in September 2005.

In its consideration of the approval of the proposed sub-advisory agreements, the board considered the following factors:

NATURE, EXTENT AND QUALITY OF THE SERVICES UNDER THE SUB-ADVISORY AGREEMENTS

The board took note that at its last annual contract renewal meeting for the Trust, in connection with its review of the Trust's advisory, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios, including oversight of the provision of sub-advisory services by the sub-advisors to the portfolios. The board's evaluation of the services to be provided by the proposed sub-advisors to the Small/Medium Co Portfolios took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York Fund complex. As noted above, the board also received extensive materials from UBS Global AM and from the proposed sub-advisors about the sub-advisors, including memoranda from UBS Global AM discussing its reasons for recommending the proposed sub-advisors.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Small/Medium Co Portfolios under the proposed sub-advisory agreements.

SUB-ADVISORY FEES

For each Small/Medium Co Portfolio, the board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by the sub-advisor. The board noted that the compensation to be paid to the proposed sub-advisors would be paid by UBS Global AM, not the particular Small/Medium Co Portfolio and, accordingly, that the retention of the sub-advisors would not increase the fees otherwise incurred by a Small/Medium Co Portfolio's shareholders. The board also considered the relationship between the fees being charged by the Small/Medium Co Portfolios' then current sub-advisors and the proposed sub-advisors and the impact of the fee differentials on the potential amount retained by UBS Global AM from the amounts it received with respect to each Small/Medium Co Portfolio.

Taking all of the above into consideration, the board determined that the proposed sub-advisory fees were reasonable in light of the nature, extent and quality of the services proposed to be provided to the Small/Medium Co Portfolios under the sub-advisory agreements.

SMALL/MEDIUM CO PORTFOLIO PERFORMANCE

The board received and considered information with respect to the proposed sub-advisors' overall investment performance with funds and/or other accounts similar to the Small/Medium Co Portfolios, to the extent the sub-advisors had such experience and such information was available. The board noted that, as the proposed sub-advisors would be new sub-advisors to the Small/Medium Co Portfolios, the current performance of the Small/Medium Co Portfolios was not as relevant to the consideration of the approval of the sub-advisory agreements except as part of their consideration of why UBS Global AM was suggesting the changes.

ADVISOR PROFITABILITY

Profitability of UBS Global AM or its affiliates in providing services to the Small/Medium Co Portfolios was not a primary factor considered by the board, as the sub-advisory fees would be paid by UBS Global AM out of the management fees paid to it by the Small/Medium Co Portfolios, and not by the Small/Medium Co Portfolios themselves.

The board noted that UBS Global AM would be paying more for sub-advisory services to be provided to Small/Medium Co Value Portfolio by Opus and MetWest than it had been paying to Ariel Capital Management, LLC ("Ariel") or ICM Asset Management, Inc. ("ICM") for managing portions of the same portfolio. As a result, UBS Global AM would be retaining less of the compensation it received from Small/Medium Co Value Portfolio as a result of the changes. (The sub-advisory agreement with ICM was terminated, and Opus and MetWest became sub-advisors, effective early October 2005. As a result, Small/Medium Co Value Portfolio has had three sub-advisors since that time, namely Ariel, Opus and MetWest.)

The board noted that UBS Global AM would be paying the same or slightly more for sub-advisory services to be provided to Small/Medium Co Growth Portfolio by Forstmann-Leff and Riverbridge when compared to the amount it had been paying Delaware Management Company ("Delaware") for serving as sub-advisor to the portfolio. (Riverbridge charges a fee at the same rate as Delaware; Forstmann-Leff charges a slightly higher fee.) As a result, UBS Global AM would be retaining slightly less of the compensation it received from Small/Medium Co Growth Portfolio as a result of the changes. (Effective early October 2005, Small/Medium Co Growth Portfolio has three sub-advisors, namely Delaware, Riverbridge and Forstmann-Leff.)

ECONOMIES OF SCALE

The board noted that, as the sub-advisory fee for each Small/Medium Co Portfolio would be paid by UBS Global AM, not by the Small/Medium Co Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee were not relevant.

OTHER BENEFITS TO THE SUB-ADVISORS

The board was informed by management that the proposed sub-advisors' relationships with the Small/Medium Co Portfolios would be limited to their provision of sub-advisory services to the Small/Medium Co Portfolios and that therefore management believed that the sub-advisors did not receive material ancillary benefits as a result of their relationships with the Small/Medium Co Portfolios, with the exception of possible benefits from "soft dollars" (e.g., certain brokerage and research services) for the Small/Medium Co Portfolios (which would also potentially benefit the Small/Medium Co Portfolios).

In light of all of the foregoing, the board approved each proposed sub-advisory agreement for each Small/Medium Co Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the sub-advisory agreements. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed approval of the sub-advisory agreements in private sessions with their independent legal counsel at which no representatives of UBS Global AM or the sub-advisors were present.

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

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

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

[UBS GLOBAL ASSET MANAGEMENT LOGO]

(C) 2006 UBS Global Asset Management (US) Inc.
UBS Global Asset Management (US) Inc. is a subsidiary of UBS AG.
All Rights Reserved
www.ubs.com

[UBS LOGO]

                                                               PRESORTED
                                                               STANDARD
                                                             U.S. POSTAGE
                                                                 PAID
                                                             COMPUTERSHARE

UBS GLOBAL ASSET MANAGEMENT (US) INC.
51 West 52nd Street
New York, New York 10019-6114

[UBS GLOBAL ASSET MANAGEMENT LOGO]


UBS PACE MONEY MARKET INVESTMENTS

SEMIANNUAL REPORT

JANUARY 31, 2006

UBS PACE MONEY MARKET INVESTMENTS

March 15, 2006

DEAR SHAREHOLDER,

We present you with the semiannual report for UBS PACE Money Market Investments for the six months ended January 31, 2006.

PERFORMANCE

For the six months ended January 31, 2006, the Portfolio returned 1.70% (before the deduction of the maximum UBS PACE program fee; after the deduction of the maximum program fee, the Portfolio returned 0.94%). In comparison, the 90-Day US T-Bill Index and the Lipper Money Market Funds median returned 1.80% and 1.59%, respectively. (Returns over various time periods are shown in the "Performance at a Glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

MARKET REVIEW

Although the US economy faced a number of challenges during the reporting period, including high oil prices, rising short-term interest rates, continuing geopolitical challenges and a devastating hurricane season, it ultimately proved to be quite resilient. Gross domestic product (GDP) growth rates for the first three quarters of the year averaged more than 3.7%, although preliminary estimates for the fourth quarter came in at 1.6%, which is well below the current trend.

As expected, the Federal Reserve Board (the "Fed") continued to raise interest rates in an attempt to temper growth and ward off a potential increase in inflation. After nine rate hikes from June 2004 through July 2005, the Fed increased the federal funds rate (or "fed funds" rate, meaning the rate that banks charge one another for overnight loans) five additional times during the six-month reporting period. In total, the Fed's 14 rate hikes have driven the federal funds rate from 1.00% to 4.50%. Also of note, Ben Bernanke replaced Alan Greenspan as Chairman of the

[SIDENOTE]

UBS PACE SELECT ADVISORS TRUST--UBS PACE MONEY MARKET INVESTMENTS

INVESTMENT ADVISOR:

UBS Global Asset Management (US) Inc.

PORTFOLIO MANAGER:

Michael H. Markowitz

OBJECTIVE:

Current income consistent with preservation of capital and liquidity.

INVESTMENT PROCESS:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

Fed when his term expired in February 2006. Mr. Bernanke has pledged continuity with the Greenspan era, and we believe the market generally regards this appointment as positive news.

ADVISOR'S COMMENTS

Throughout the period, we emphasized securities with maturities in the two-week to six-month range. As the period progressed, however, we moved additional assets into securities with one- to four-week maturities in an attempt to capitalize on yield opportunities. We also employed a "bulleted" strategy during the period, in which we targeted securities with maturities shortly before Fed meetings. This enabled us to take advantage of changes in market yields as interest rates rose over the reporting period. A bulleted strategy generally helps performance in a rising rate environment such as this was. From a weighted-average-maturity perspective, we remained within a fairly narrow range through the period, typically between 40 and 44 days. This strategy was beneficial to performance during the reporting period.

We maintained our strategy of emphasizing quality, liquidity and yield throughout the past six months. With that said, there were no major shifts in the Portfolio's composition over the period. We did reduce our exposure to government agency obligations and increased our allocation to corporate floating rate securities, which appeared attractively valued in the final months of 2005. Commercial paper remained a substantial part of the Portfolio -- more than 60% of the Portfolio's net assets at period end -- due to the yield advantages the sector offered. This positioning helped maintain the Portfolio's overall level of diversification, and allowed us to meet our liquidity requirements while seeking to generate incremental yield.

As always, we appreciate the opportunity to help you achieve your financial goals. If you have any questions about UBS PACE Money Market Investments, please contact your financial advisor.

Sincerely,


/s/ W. Douglas Beck

W. DOUGLAS BECK, CFA
PRESIDENT
UBS PACE Select Advisors Trust
EXECUTIVE DIRECTOR
UBS Global Asset Management (US) Inc.


/s/ Michael H. Markowitz

MICHAEL H. MARKOWITZ
PORTFOLIO MANAGER
UBS PACE Money Market Investments
MANAGING DIRECTOR
UBS Global Asset Management (US) Inc.


This letter is intended to assist shareholders in understanding how the Portfolio performed during the six-month period ended January 31, 2006. The views and opinions in this letter were current as of March 15, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

PERFORMANCE AT A GLANCE (UNAUDITED)
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 1/31/06

                                                                                                           SINCE
                                             6 MONTHS         1 YEAR        5 YEARS        10 YEARS      INCEPTION^
-------------------------------------------------------------------------------------------------------------------
UBS PACE Money Market
  Investments without maximum
  UBS PACE program fee*                        1.70%           2.87%         1.86%           3.57%          3.65%
UBS PACE Money Market
  Investments with maximum
  UBS PACE program fee*                        0.94            1.33          0.35            2.03           2.10
90-Day U.S. T-Bill Index**                     1.80            3.16          2.18            3.71           3.78
Lipper Money Market Funds median               1.59            2.66          1.64            3.38           3.46

Average annual total returns for periods ended December 31, 2005, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, 1.16%; 5-year period, 0.38%; 10-year period, 2.04%; since inception, 2.10%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2006 was 3.85% (without maximum UBS PACE program fee and after fee waivers/expense reimbursements; the yield was 3.46% before fee waivers/expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was 2.35% after fee waivers/expense reimbursements; the yield was 1.96% before fee waivers/expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

^ Since inception returns are calculated as of commencement of issuance on August 24, 1995 for UBS PACE Money Market Investments. Inception returns for the Index and Lipper median are as of the nearest month-end of the Portfolio's inception: August 31, 1995.
* The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.
** 90-Day U.S. T-Bills are promissory notes issued by the U.S. Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank.

PAST PERFORMANCE DOES NOT PREDICT FUTURE PERFORMANCE AND THE PERFORMANCE INFORMATION PROVIDED DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON PORTFOLIO DISTRIBUTIONS. THE RETURN OF AN INVESTMENT WILL FLUCTUATE. PERFORMANCE RESULTS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS AT NET ASSET VALUE ON THE PAYABLE DATES. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR HAVE NOT BEEN ANNUALIZED. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

AN INVESTMENT IN UBS PACE MONEY MARKET INVESTMENTS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE PORTFOLIO SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE PORTFOLIO.

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2005 to January 31, 2006.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

                                                BEGINNING            ENDING            EXPENSES PAID
                                              ACCOUNT VALUE      ACCOUNT VALUE         DURING PERIOD*
                                             AUGUST 1, 2005     JANUARY 31, 2006     8/01/05 TO 1/31/06
-------------------------------------------------------------------------------------------------------
Class P Actual                                $  1,000.00          $ 1,017.00             $ 3.05
        Hypothetical (5% annual
        return before expenses)                  1,000.00            1,022.18               3.06

* Expenses are equal to the Portfolio's annualized net expense ratio of 0.60%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

PORTFOLIO STATISTICS (UNAUDITED)

CHARACTERISTICS                                                                              1/31/06
----------------------------------------------------------------------------------------------------
Net Assets (mm)                                                                            $   264.9
Number of Securities (excluding U.S. Government Agency Obligations)                               64
Weighted Average Maturity                                                                    40 days

PORTFOLIO COMPOSITION*                                                                       1/31/06
----------------------------------------------------------------------------------------------------
Commercial Paper                                                                                62.7%
Certificates of Deposit                                                                         16.6
Short-Term Corporate Obligations                                                                11.5
U.S. Government Agency Obligations                                                               6.4
Bank Note                                                                                        2.3
Money Market Funds                                                                               1.1
Repurchase Agreement                                                                             0.0**
Other Assets Less Liabilities                                                                   (0.6)
----------------------------------------------------------------------------------------------------
Total                                                                                          100.0%
====================================================================================================

TOP 10 SECURITIES (EXCLUDING U.S. GOVERNMENT AGENCY OBLIGATIONS)*                            1/31/06
----------------------------------------------------------------------------------------------------
Scaldis Capital                                                                                  2.6%
Allied Irish Banks                                                                               2.4
HSBC Finance                                                                                     2.3
General Electric Capital                                                                         2.3
Bank of America                                                                                  2.3
SunTrust Bank                                                                                    2.3
Washington Mutual                                                                                2.3
Bryant Park Funding                                                                              2.3
Kitty Hawk Funding                                                                               2.3
Chariot Funding                                                                                  2.3
-----------------------------------------------------------------------------------------------------
Total                                                                                           23.4%
=====================================================================================================

* Weightings represent percentages of the Portfolio's net assets as of January 31, 2006. The Portfolio is actively managed and its composition will vary over time.

** Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2006.

STATEMENT OF NET ASSETS -- JANUARY 31, 2006 (UNAUDITED)

 PRINCIPAL
   AMOUNT                                                   MATURITY      INTEREST
   (000)                                                     DATES          RATES          VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS--6.42%
$      9,000   Federal Farm Credit Bank                   02/01/06 to    4.240 to
                                                          02/07/06       4.605%*      $     8,999,182
       5,500   Federal Home Loan Bank                     03/01/06 to    4.290 to
                                                          03/12/06       4.360*             5,499,364
       2,500   Federal Home Loan Mortgage Corp.           10/23/06       4.250              2,500,000
-----------------------------------------------------------------------------------------------------
Total U.S. Government Agency Obligations (cost--$16,998,546)                               16,998,546
=====================================================================================================

BANK NOTE--2.26%
  BANKING-U.S.--2.26%
       6,000   Bank of America N.A.
                 (cost--$6,000,000)                       03/07/06       4.560*             6,000,000

CERTIFICATES OF DEPOSIT--16.61%
  NON-U.S.--7.55%
       1,000   Abbey National Treasury Services PLC       03/06/06       4.415              1,000,005
       3,500   ABN AMRO Bank NV                           01/24/07       4.850              3,500,000
       5,000   Barclays Bank PLC                          03/13/06       4.455              4,999,954
       3,000   BNP Paribas                                02/13/06       3.965              3,000,000
       2,000   Deutsche Bank AG                           08/03/06       4.170              2,000,000
       3,000   Fortis Bank NV-SA                          07/07/06       3.930              3,000,000
       2,500   Svenska Handelsbanken                      11/08/06       4.750              2,500,000
-----------------------------------------------------------------------------------------------------
                                                                                           19,999,959
-----------------------------------------------------------------------------------------------------
  U.S.--9.06%
       5,000   American Express Centurion Bank            02/13/06       4.380              5,000,000
       2,000   First Tennessee Bank N.A. (Memphis)        03/27/06       4.450              2,000,000
       6,000   SunTrust Bank                              04/24/06       4.550              6,000,000
       6,000   Washington Mutual Bank
               Federal Association                        02/16/06       4.390              6,000,000
       5,000   Wells Fargo Bank N.A.                      02/21/06       4.420              5,000,000
-----------------------------------------------------------------------------------------------------
                                                                                           24,000,000
-----------------------------------------------------------------------------------------------------
Total Certificates of Deposit (cost--$43,999,959)                                          43,999,959
=====================================================================================================

COMMERCIAL PAPER@--62.74%
  ASSET BACKED-BANKING--1.87%
       5,000   Atlantis One Funding                       03/30/06       4.530              4,964,138
  ASSET BACKED-MISCELLANEOUS--21.78%
       5,000   Amsterdam Funding Corp.                    02/08/06       4.340              4,995,781

 PRINCIPAL
   AMOUNT                                                   MATURITY      INTEREST
   (000)                                                     DATES          RATES          VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONTINUED)
  ASSET BACKED-MISCELLANEOUS--(CONCLUDED)

$      6,000   Barton Capital LLC                         03/02/06       4.430%       $     5,978,588
       6,000   Bryant Park Funding LLC                    02/09/06 to    4.350 to
                                                          02/17/06       4.440              5,992,187
       6,000   Chariot Funding LLC                        02/15/06       4.410              5,989,710
       4,000   Falcon Asset Securitization Corp.          02/07/06       4.330              3,997,113
       6,000   Kitty Hawk Funding Corp.                   02/15/06       4.400              5,989,733
       5,000   Old Line Funding Corp.                     02/07/06       4.330              4,996,392
       6,000   Preferred Receivables Funding Corp.        02/27/06       4.490              5,980,543
       4,000   Thunderbay Funding                         04/10/06       4.450              3,966,378
       6,000   Windmill Funding Corp.                     02/16/06 to    4.390 to
                                                          03/24/06       4.490              5,975,430
       3,839   Yorktown Capital LLC                       02/07/06 to    4.320 to
                                                          02/24/06       4.480              3,830,154
-----------------------------------------------------------------------------------------------------
                                                                                           57,692,009
-----------------------------------------------------------------------------------------------------
  ASSET BACKED-SECURITIES--15.03%
       6,000   Beta Finance, Inc.                         02/28/06 to    4.370 to
                                                          04/12/06       4.450              5,969,585
       5,000   Cancara Asset Securitization LLC           02/02/06       4.310              4,999,401
       3,000   CC (USA), Inc. (Centauri)                  03/20/06       4.380              2,982,845
       6,000   Galaxy Funding, Inc.                       03/06/06 to
                                                          03/22/06       4.410              5,969,865
       3,500   Grampian Funding LLC                       03/29/06       4.100              3,477,678
       4,500   K2 (USA) LLC                               02/13/06 to    4.220 to
                                                          03/09/06       4.380              4,486,237
       1,000   Links Finance LLC                          02/09/06       4.230                999,060
       7,000   Scaldis Capital LLC                        02/27/06 to    4.500 to
                                                          04/20/06       4.510              6,954,406
       4,000   Solitaire Funding LLC                      02/10/06 to    4.260 to
                                                          02/17/06       4.350              3,994,038
-----------------------------------------------------------------------------------------------------
                                                                                           39,833,115
-----------------------------------------------------------------------------------------------------
  BANKING-NON-U.S.--11.26%
       2,000   Alliance & Leicester PLC                   02/21/06       4.300              1,995,222
       6,500   Allied Irish Banks N.A., Inc.              02/16/06 to    4.390 to
                                                          04/05/06       4.425              6,458,538
       2,500   Bank of Ireland                            02/27/06       4.305              2,492,227
       4,000   DNB NOR ASA                                03/28/06       4.410              3,973,050
       5,000   HBOS Treasury Services PLC                 03/09/06       4.370              4,978,150

 PRINCIPAL
   AMOUNT                                                   MATURITY      INTEREST
   (000)                                                     DATES          RATES          VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER@--(CONCLUDED)
  BANKING-NON-U.S.--(CONCLUDED)
$      6,000   KBC Financial Products
                 International, Ltd.                      03/29/06       4.350%       $     5,959,400
       1,000   Natexis Banques Populaires
                 U.S. Finance Co. LLC                     04/19/06       4.490                990,396
       3,000   Nationwide Building Society                04/12/06       4.470              2,973,925
-----------------------------------------------------------------------------------------------------
                                                                                           29,820,908
-----------------------------------------------------------------------------------------------------
  BANKING-U.S.--5.08%
       4,000   ING (US) Funding LLC                       02/06/06 to    4.300 to
                                                          03/24/06       4.510              3,991,819
       6,000   Nordea N.A., Inc.                          02/09/06 to    4.225 to
                                                          04/06/06       4.420              5,980,529
       3,500   Stadshypotek (Delaware), Inc.              03/21/06       4.470              3,479,140
-----------------------------------------------------------------------------------------------------
                                                                                           13,451,488
-----------------------------------------------------------------------------------------------------
  BROKERAGE--6.40%
       5,000   Bear Stearns Cos., Inc.                    03/13/06       4.390              4,975,611
       4,000   Credit Suisse First Boston USA, Inc.       02/16/06 to    4.260 to
                                                          03/14/06       4.380              3,984,867
       5,000   Goldman Sachs Group, Inc.                  02/23/06       4.280              4,986,922
       3,000   Morgan Stanley                             02/01/06       4.580*             3,000,000
-----------------------------------------------------------------------------------------------------
                                                                                           16,947,400
-----------------------------------------------------------------------------------------------------
  FINANCE-NONCAPTIVE DIVERSIFIED--1.32%
       3,500   International Lease Finance Corp.          02/06/06       4.190              3,497,963
-----------------------------------------------------------------------------------------------------
Total Commercial Paper (cost--$166,207,021)                                               166,207,021
-----------------------------------------------------------------------------------------------------

SHORT-TERM CORPORATE OBLIGATIONS--11.53%
  ASSET BACKED-SECURITIES--1.79%
       1,000   Dorada Finance, Inc.**                     03/10/06       3.500                999,995
       1,750   K2 (USA) LLC**                             02/21/06       4.445*             1,749,963
       2,000   Links Finance LLC**                        04/13/06       4.590*             2,000,096
-----------------------------------------------------------------------------------------------------
                                                                                            4,750,054
-----------------------------------------------------------------------------------------------------
  AUTOMOBILE OEM--0.75%
       2,000   American Honda Finance Corp.**             03/13/06       4.440*             2,000,000

  BANKING-NON-U.S.--1.89%
       2,000   Nationwide Building Society**              03/13/06       4.600*             2,002,439
       3,000   Societe Generale**                         02/02/06       4.355*             3,000,000
-----------------------------------------------------------------------------------------------------
                                                                                            5,002,439
-----------------------------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                   MATURITY      INTEREST
   (000)                                                     DATES          RATES          VALUE
-----------------------------------------------------------------------------------------------------
SHORT-TERM CORPORATE OBLIGATIONS--(CONCLUDED)
  FINANCE-CAPTIVE AUTOMOTIVE--2.19%
$      1,790   American Honda Finance Corp.**             04/11/06       4.730%*      $     1,791,331
       4,000   Toyota Motor Credit Corp.                  02/07/06 to    4.349 to
                                                          02/09/06       4.550*             3,999,924
-----------------------------------------------------------------------------------------------------
                                                                                            5,791,255
-----------------------------------------------------------------------------------------------------
  FINANCE-NONCAPTIVE CONSUMER--2.64%
       1,000   CIT Group, Inc.                            04/19/06       4.702*             1,000,104
       6,000   HSBC Finance Corp.                         02/01/06       4.645*             6,004,008
-----------------------------------------------------------------------------------------------------
                                                                                            7,004,112
-----------------------------------------------------------------------------------------------------
  FINANCE-NONCAPTIVE DIVERSIFIED--2.27%
       6,000   General Electric Capital Corp.             02/01/06 to    4.502 to
                                                          02/13/06       4.640*             6,000,897
-----------------------------------------------------------------------------------------------------
Total Short-Term Corporate Obligations (cost--$30,548,757)                                 30,548,757
-----------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--0.04%
          99   Repurchase Agreement dated
                 01/31/06 with State Street
                 Bank & Trust Co., collateralized by
                 $17,069 U.S. Treasury Bills, zero
                 coupon due 04/13/06 and
                 $84,688 U.S. Treasury Notes,
                 2.500% due 05/31/06; (value--
                 $101,400); proceeds: $99,011
                 (cost--$99,000)                          02/01/06       4.000                 99,000

 NUMBER OF
   SHARES                                                   INTEREST
   (000)                                                      RATES          VALUE
---------------------------------------------------------------------------------------
MONEY MARKET FUNDS+--1.05%
       1,779   AIM Liquid Assets Portfolio                   4.350%      $    1,778,649
         991   BlackRock Provident Institutional
                 TempFund                                    4.318              991,205
---------------------------------------------------------------------------------------
Total Money Market Funds (cost--$2,769,854)                                   2,769,854
---------------------------------------------------------------------------------------
Total Investments (cost--$266,623,137
  which approximates cost for federal income
  tax purposes)--100.65%                                                    266,623,137
---------------------------------------------------------------------------------------
Liabilities in excess of other assets--(0.65)%                               (1,730,373)
---------------------------------------------------------------------------------------
Net Assets (applicable to 264,893,361 shares
  of beneficial interest outstanding equivalent to
  $1.00 per share)--100.00%                                              $   264,892,76
=======================================================================================

* Variable rate securities--maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2006, and reset periodically.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 5.11% of net assets as of January 31, 2006, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
@    Interest rates shown are the discount rates at date of purchase.
+    Interest rates shown reflect yield at January 31, 2006.
OEM  Original Equipment Manufacturer

ISSUER BREAKDOWN BY COUNTRY

                                                  PERCENTAGE OF PORTFOLIO ASSETS
--------------------------------------------------------------------------------
United States                                                               79.4%
United Kingdom                                                               6.7
Belgium                                                                      3.4
Ireland                                                                      3.4
France                                                                       2.6
Norway                                                                       1.5
Netherlands                                                                  1.3
Sweden                                                                       0.9
Germany                                                                      0.8
--------------------------------------------------------------------------------
Total                                                                      100.0%
--------------------------------------------------------------------------------

                      Weighted average maturity -- 40 days

                 See accompanying notes to financial statements

STATEMENT OF OPERATIONS

                                                                                        FOR THE SIX
                                                                                        MONTHS ENDED
                                                                                      JANUARY 31, 2006
                                                                                        (UNAUDITED)
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                              $      5,141,141

EXPENSES:
Transfer agency and related services fees                                                      536,637
Investment management and administration fees                                                  454,530
Reports and notices to shareholders                                                            140,897
Professional fees                                                                               33,238
Federal and state registration fees                                                             18,025
Custody and accounting fees                                                                     14,818
Trustees' fees                                                                                   6,161
Other expenses                                                                                  10,734
------------------------------------------------------------------------------------------------------
                                                                                             1,215,040
------------------------------------------------------------------------------------------------------
Less: Fee waivers and/or expense reimbursements by investment manager
  and administrator                                                                           (435,875)
Net expenses                                                                                   779,165
Net investment income                                                                        4,361,976
Net realized loss from investment activities                                                      (309)
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $      4,361,667
======================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                     FOR THE SIX
                                                                     MONTHS ENDED           FOR THE
                                                                   JANUARY 31, 2006       YEAR ENDED
                                                                     (UNAUDITED)         JULY 31, 2005
-------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $     4,361,976      $    3,634,028
Net realized losses from investment activities                                 (309)               (126)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      4,361,667           3,633,902
-------------------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income                                                    (4,361,976)         (3,634,028)

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net increase in net assets from
  beneficial interest transactions                                       37,364,964          61,461,617
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                               37,364,655          61,461,491
-------------------------------------------------------------------------------------------------------
NET ASSETS:
Beginning of period                                                     227,528,109         166,066,618
End of period                                                       $   264,892,764      $  227,528,109
Accumulated undistributed net investment income                     $            --      $           --

                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust currently offers twelve Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACE(SM) Select Advisors Program and the UBS PACE(SM) Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION AND ACCOUNTING FOR INVESTMENTS AND INVESTMENT INCOME--Investments are valued at amortized cost, unless the Trust's Board of Trustees (the "Board") determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Porfolio is performed in an effort to ensure amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

REPURCHASE AGREEMENTS--The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (US) Inc. ("UBS Global AM"). UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic developments, including those particular to a specific industry, country or region.

INVESTMENT MANAGER AND ADMINISTRATOR

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2006, the Portfolio owed UBS Global AM $81,677 for investment management and administration fees.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and reimburse a portion of the

Portfolio's other expenses, when necessary, to maintain the total annual operating expenses at a level not exceeding 0.60%. The Portfolio will make a payment to UBS Global AM for any previously reimbursed expenses during a three year period to the extent that operating expenses are otherwise below the expense cap. For the six months ended January 31, 2006, UBS Global AM reimbursed the Portfolio for non-management fee expenses totalling $435,875. At January 31, 2006, UBS Global AM owed the Portfolio $85,249 for expense reimbursements.

At January 31, 2006, the Portfolio had expense reimbursements subject to repayment and respective dates of expirations as follows:

EXPENSE                 EXPIRES        EXPIRES       EXPIRES         EXPIRES
REIMBURSEMENTS          JULY 31,       JULY 31,      JULY 31,        JULY 31,
SUBJECT TO REPAYMENT      2006           2007          2008            2009
-----------------------------------------------------------------------------
$  2,368,548           $ 703,657      $ 510,180      $ 718,836      $ 435,875

ADDITIONAL INFORMATION REGARDING COMPENSATION TO AFFILIATE OF A BOARD MEMBER

Effective March 1, 2005, Professor Meyer Feldberg accepted the position of senior advisor to Morgan Stanley, resulting in him becoming an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the six months ended January 31, 2006, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $95,517,589. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions.

TRANSFER AGENCY AND RELATED SERVICES FEES

UBS Financial Services Inc. provides transfer agency related services to the Portfolio pursuant to a delegation of authority from PFPC Inc. ("PFPC"), the Portfolio's transfer agent, and was compensated for these services by PFPC, not the Portfolio.

For the six months ended January 31, 2006, UBS Financial Services Inc. received from PFPC, not the Portfolio, $252,237 of the total transfer agency and related services fees paid by the Portfolio to PFPC.

OTHER LIABILITIES AND COMPONENTS OF NET ASSETS

At January 31, 2006, payable for shares of beneficial interest repurchased, dividends payable and other accrued expenses (excluding investment management and administration fees) were $2,853,464, $405,194 and $294,987, respectively.

At January 31, 2006, the Portfolio had the following components of net assets: paid in capital of $264,893,360 and an accumulated net realized loss of $596 for total net assets of $264,892,764.

FEDERAL TAX STATUS

The Portfolio intends to distribute all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2006 and the fiscal year ended July 31, 2005 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2006.

SHARES OF BENEFICIAL INTEREST

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

                                                                       FOR THE SIX         FOR THE
                                                                       MONTHS ENDED       YEAR ENDED
                                                                     JANUARY 31, 2006   JULY 31, 2005
-----------------------------------------------------------------------------------------------------
Shares sold                                                             147,688,648       224,445,629
Shares repurchased                                                      (114,448,67)      (166,362,87)
Dividends reinvested                                                      4,124,994         3,378,866
-----------------------------------------------------------------------------------------------------
Net increase in shares outstanding                                       37,364,964        61,461,617
=====================================================================================================

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                    FOR THE
                               SIX MONTHS ENDED                         FOR THE YEARS ENDED JULY 31,
                                JANUARY 31, 2006   ------------------------------------------------------------------------
                                  (UNAUDITED)          2005           2004           2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,                 $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
   BEGINNING OF PERIOD
Net investment income                   0.017             0.018          0.005          0.009          0.021          0.053
Dividends from net
   investment income                   (0.017)           (0.018)        (0.005)        (0.009)        (0.021)        (0.053)
NET ASSET VALUE,
   END OF PERIOD                 $       1.00      $       1.00   $       1.00   $       1.00   $       1.00   $       1.00
---------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN(1)               1.70%             1.80%          0.51%          0.96%          2.10%          5.44%
===========================================================================================================================
RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end
   of period (000's)             $    264,893      $    227,528   $    166,067   $    123,915   $    112,001   $     76,657
Expenses to average
   net assets, net of fee
   waivers and/or expense
   reimbursements
   by manager                            0.60%*            0.60%          0.60%          0.57%          0.50%          0.50%
Expenses to average
   net assets, before fee
   waivers and/or expense
   reimbursements
   by manager                            0.94%*            0.97%          0.96%          1.13%          1.43%          1.00%
Net investment income
   to average net assets,
   net of fee waivers and/or
   expense reimbursements
   by manager                            3.36%*            1.85%          0.51%          0.94%          2.03%          5.26%
Net investment income
   to average net assets,
   before fee waivers and/or
   expense reimbursements
   by manager                            3.02%*            1.48%          0.15%          0.38%          1.10%          4.76%

*    Annualized.

(1) Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. Total investment return for the period of less than one year has not been annualized. The figures do not include program fees; results would be lower if this fee was included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

SHAREHOLDER MEETING RESULTS

A special meeting of shareholders of UBS PACE Select Advisors Trust (the "Trust") was held on December 21, 2005. UBS PACE Money Market Investments (the "Fund") is one of twelve portfolios comprising the Trust. Shareholders of all twelve portfolios of the Trust, including the Fund, voted together as a single class in the election of board members.

At the meeting, Richard Q. Armstrong, David J. Beaubien, Alan S. Bernikow, Richard R. Burt, Meyer Feldberg, Bernard H. Garil, Heather Richardson Higgins and William D. White were elected to serve as trustees for an indefinite term until their successors are duly elected and qualified or until they retire, resign or are earlier removed. The shares were voted as indicated below:

TO VOTE FOR OR WITHHOLD
IN THE ELECTION OF:                                        SHARES VOTED FOR      SHARES WITHHOLD AUTHORITY
----------------------------------------------------------------------------------------------------------
Richard Q. Armstrong                                        632,581,067.546            18,706,812.516
David J. Beaubien                                           632,539,131.079            18,748,748.983
Alan S. Bernikow                                            633,197,848.624            18,090,031.438
Richard R. Burt                                             633,658,989.204            17,628,890.858
Meyer Feldberg                                              632,351,672.348            18,936,207.714
Bernard H. Garil                                            633,248,571.531            18,039,308.531
Heather Richardson Higgins                                  632,855,317.350            18,432,562.712
William D. White                                            632,319,876.693            18,968,003.369

To the best of the Trust's knowledge, there were no "broker non-votes." (Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.) Mr. White retired from the board at the end of January 2006.

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TRUSTEES

Richard Q. Armstrong
CHAIRMAN
David J. Beaubien
Alan S. Bernikow
Richard R. Burt
Meyer Feldberg
Bernard H. Garil
Heather Richardson Higgins


PRINCIPAL OFFICERS

W. Douglas Beck
PRESIDENT

Mark F. Kemper
VICE PRESIDENT AND SECRETARY

Thomas Disbrow
VICE PRESIDENT AND TREASURER

Michael H. Markowitz
VICE PRESIDENT


INVESTMENT MANAGER, ADMINISTRATOR AND PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE PORTFOLIO WITHOUT EXAMINATION BY INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS WHO DO NOT EXPRESS AN OPINION THEREON.


THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE PORTFOLIO UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.


(C)2006 UBS GLOBAL ASSET MANAGEMENT (US) INC. ALL RIGHTS RESERVED.

[UBS LOGO]

                                                                     PRESORTED
  UBS GLOBAL ASSET MANAGEMENT (US) INC.                              STANDARD
  51 West 52nd Street                                              U.S. POSTAGE
  New York, New York 10019                                             PAID
                                                                   COMPUTERSHARE

ITEM 2.  CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, 51 West 52nd Street, New York, New York 10019-6114, and indicate on the envelope "Nominating and Corporate Governance Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.


ITEM 11.  CONTROLS AND PROCEDURES.

  (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

  (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

  (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

  (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

  (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

  (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  April 7, 2006
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ W. Douglas Beck
       -------------------
       W. Douglas Beck
       President

Date:  April 7, 2006
       -------------

By:    /s/ Thomas Disbrow
       ------------------
       Thomas Disbrow
       Vice President and Treasurer

Date:  April 7, 2006
       -------------